United States
Securities and Exchange Commission
Washington, D.C.  20549

Form N-CSR
Certified Shareholder Report of Registered Management Investment Companies

811-21904

(Investment Company Act File Number)

Federated MDT Series
_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
(Address of Principal Executive Offices)

(412) 288-1900
(Registrant's Telephone Number)

John W. McGonigle, Esquire
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)
(Notices should be sent to the Agent for Service)

Date of Fiscal Year End:  7/31/10

Date of Reporting Period:  7/31/10

Item 1.                      Reports to Stockholders

Federated MDT All Cap Core Fund

Established 2002

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2010

Class A Shares
Class C Shares
Class K Shares
(Effective December 31, 2010, the Fund's Class K Shares will be redesignated as Class R Shares)

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended July 31	2010	2009	2008	2007[1]	2006
Net Asset Value, Beginning of Period	$9.91	$14.05	$16.74	$15.08	$15.26
Income From Investment Operations:
Net investment income	0.05[2]	0.06[2]	0.06	0.02[2]	0.00[2,3]
Net realized and unrealized gain (loss) on investments	0.67	(4.15)	(1.56)	2.18	0.70
TOTAL FROM INVESTMENT OPERATIONS	0.72	(4.09)	(1.50)	2.20	0.70
Less Distributions:
Distributions from net investment income	(0.09)	(0.05)	—	—	(0.00)[3]
Distributions from net realized gain on investments	—	—	(1.19)	(0.54)	(0.88)
TOTAL DISTRIBUTIONS	(0.09)	(0.05)	(1.19)	(0.54)	(0.88)
Net Asset Value, End of Period	$10.54	$9.91	$14.05	$16.74	$15.08
Total Return[4]	7.18%	(29.07)%	(9.98)%	14.67%	4.59%
Ratios to Average Net Assets:
Net expenses	1.29%	1.34%	1.29%	1.36%	1.50%
Net investment income	0.44%	0.64%	0.43%	0.13%	0.03%
Expense waiver/reimbursement[5]	0.25%	0.14%	0.00%[6]	0.00%[6]	0.05%
Supplemental Data:
Net assets, end of period (000 omitted)	$54,437	$81,898	$194,867	$201,888	$101,723
Portfolio turnover	135%	290%	199%	225%	212%
1	MDT All Cap Core Fund (the “Predecessor Fund”) was reorganized into Federated MDT All Cap Core Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.
2	Per share numbers have been calculated using the average shares method.
3	Represents less than $0.01.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
6	Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

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Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,				Period Ended 7/31/2006[2]
	2010	2009	2008	2007[1]
Net Asset Value, Beginning of Period	$9.66	$13.73	$16.51	$14.99	$15.25
Income From Investment Operations:
Net investment income (loss)	(0.04)[3]	(0.02)[3]	(0.04)	(0.11)[3]	(0.10)[3]
Net realized and unrealized gain (loss) on investments	0.65	(4.05)	(1.55)	2.17	0.72
TOTAL FROM INVESTMENT OPERATIONS	0.61	(4.07)	(1.59)	2.06	0.62
Less Distributions:
Distributions from net investment income	(0.00)[4]	—	—	—	—
Distributions from net realized gain on investments	—	—	(1.19)	(0.54)	(0.88)
TOTAL DISTRIBUTIONS	(0.00)[4]	—	(1.19)	(0.54)	(0.88)
Net Asset Value, End of Period	$10.27	$9.66	$13.73	$16.51	$14.99
Total Return[5]	6.33%	(29.64)%	(10.69)%	13.81%	4.01%
Ratios to Average Net Assets:
Net expenses	2.08%	2.14%	2.08%	2.13%	2.25%[6]
Net investment income (loss)	(0.36)%	(0.17)%	(0.36)%	(0.64)%	(0.72)%[6]
Expense waiver/reimbursement[7]	0.24%	0.17%	0.00%[8]	0.00%[8]	0.05%[6]
Supplemental Data:
Net assets, end of period (000 omitted)	$39,524	$52,546	$96,601	$104,957	$48,189
Portfolio turnover	135%	290%	199%	225%	212%[9]
1	The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.
2	Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.
3	Per share numbers have been calculated using the average shares method.
4	Represents less than $0.01.
5	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
6	Computed on an annualized basis.
7	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
8	Represents less than 0.01%.
9	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2006.

See Notes which are an integral part of the Financial Statements

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Financial Highlights - Class K Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,			Period Ended 7/31/2007[1]
	2010	2009	2008
Net Asset Value, Beginning of Period	$9.91	$14.10	$16.86	$16.82
Income From Investment Operations:
Net investment income (loss)	(0.01)[2]	0.01[2]	(0.00)[3]	(0.03)[2]
Net realized and unrealized gain (loss) on investments	0.68	(4.16)	(1.57)	0.61
TOTAL FROM INVESTMENT OPERATIONS	0.67	(4.15)	(1.57)	0.58
Less Distributions:
Distributions from net investment income	(0.06)	(0.04)	—	—
Distributions from net realized gain on investments	—	—	(1.19)	(0.54)
TOTAL DISTRIBUTIONS	(0.06)	(0.04)	(1.19)	(0.54)
Net Asset Value, End of Period	$10.52	$9.91	$14.10	$16.86
Total Return[4]	6.71%	(29.42)%	(10.34)%	3.52%
Ratios to Average Net Assets:
Net expenses	1.75%	1.80%	1.75%	1.80%[5]
Net investment income (loss)	(0.09)%	0.15%	(0.00)%[6]	(0.30)%[5]
Expense waiver/reimbursement[7]	0.18%	0.11%	0.00%[6]	0.02%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$2,300	$1,937	$1,393	$135
Portfolio turnover	135%	290%	199%	225%[8]
1	Reflects operations for the period from December 12, 2006 (date of initial public investment) to July 31, 2007.
2	Per share numbers have been calculated using the average shares method.
3	Represents less than $0.01.
4	Based on net asset value. Total returns for periods of less than one year are not annualized.
5	Computed on an annualized basis.
6	Represents less than 0.01%.
7	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
8	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2007.

See Notes which are an integral part of the Financial Statements

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Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2010 to July 31, 2010.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 2/1/2010	Ending Account Value 7/31/2010	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$994.30	$6.38
Class C Shares	$1,000	$990.40	$10.27
Class K Shares	$1,000	$992.50	$8.65
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,018.40	$6.46
Class C Shares	$1,000	$1,014.48	$10.39
Class K Shares	$1,000	$1,016.12	$8.75
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	1.29%
Class C Shares	2.08%
Class K Shares	1.75%
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Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Management's Discussion of Fund Performance (unaudited)

The Fund's total return for the fiscal year ended July 31, 2010 was 7.18% for Class A Shares, 6.33% for Class C Shares and 6.71% for Class K Shares. The total return of the Russell 3000® Index (“the Russell 3000®”)1 was 14.82% for the same period. The Fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the Russell 3000® Index, the Fund's benchmark. The total return of the Lipper Multi-Cap Core Funds Index2 was 14.90% for the same reporting period.

1	The Russell 3000® Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000 is constructed to provide a comprehensive, unbiased and stable barometer of the broad market, and is completely reconstituted annually to ensure that new and growing equities are reflected. The index is unmanaged and investments cannot be made directly in an index.
2	Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
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Market Overview

Over the 12-month reporting period ended July 31, 2010, domestic equity market performance was positive if somewhat erratic as expectations for economic growth improved before subsequently tailing off. The Russell 3000® Index, which represents the performance of the 3000 largest U.S. companies by market capitalization, finished the reporting period up a solid 14.82%. Mid-cap stocks led the way as demonstrated by the 23.21% return of the Russell Midcap® Index,3 which exceeded the 11.27% and 18.43% results for the Russell Top 200® Index,4 representing large-cap stocks, and the Russell 2000® Index,5 representing small-cap stocks, respectively. Value stocks outperformed growth stocks during the year with the Russell 3000® Value Index6 returning 15.78% as compared to 13.88% for the Russell 3000 Growth® Index.7 The best performing sectors in the fund's benchmark, the Russell 3000® Index, during the period were Consumer Discretionary (+27.41%), Industrials (+26.66%) and Materials (+16.71%). Underperforming sectors included Health Care (+5.66%), Energy (+7.16%) and Utilities (+10.00%).

3	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index and represents approximately 27% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments cannot be made directly in an index.
4	Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000 Index and represents approximately 65% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments cannot be made directly in an index.
5	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index and represents approximately 8% of the total market capitalization of the Russell 3000 Index. The index is unmanaged and investments cannot be made directly in an index.
6	The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The index is unmanaged and investments cannot be made directly in an index.
7	The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The index is unmanaged and investments cannot be made directly in an index.
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Fund Performance

The most significant positive factor in the Fund's performance relative to the Russell 3000® Index was an underweight in the Consumer Staples sector, which underperformed the benchmark. Stock selection in the Health Care sector also contributed modestly to the Fund's performance. The most significant negative factor in the Fund's performance relative to the Russell 3000®, was stock selection in the Consumer Discretionary, Financials, Consumer Staples and Information Technology sectors. An underweight in the Industrials sector, which outperformed the benchmark, also detracted significantly from relative performance.

Individual stocks contributing to the Fund's performance relative to the Russell 3000® included ConocoPhillips, Travelers Companies, Corning, Comerica and Ameriprise Financial.

Individual stocks detracting from the performance relative to the Russell 3000® included Chesapeake Energy, ITT Educational Services, Archer-Daniels-Midland and Mastercard.

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GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT All Cap Core Fund2 (Class A Shares) (the “Fund”) from October 1, 2002 (start of performance) to July 31, 2010, compared to the Russell 3000® Index (Russell 3000®)3 and the Lipper Multi-Cap Core Funds Index.4

Average Annual Total Returns for the Period Ended 7/31/2010
1 Year	1.26%
5 Years	-4.96%
Start of Performance (10/1/2002)[5]	3.46%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

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1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 3000® and the Lipper Multi-Cap Core Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The Fund is the successor to the MDT All Cap Core Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information shown for periods prior to that date is that of the MDT All Cap Core Fund.
3	The Russell 3000® is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
4	Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
5	The start of performance date was October 1, 2002. Class A Shares of the Fund were offered beginning February 12, 2003. Performance results shown before that date are for the Fund's Institutional Shares and have been adjusted for the maximum sales charge and total annual operating expenses applicable to the Fund's Class A Shares. The Fund's Institutional Shares commenced operations on October 1, 2002. Subject to the expense adjustments described above, the Fund's Class A Shares annual returns would have been substantially similar to those of the Fund's Institutional Shares because Shares of each class are invested in the same portfolio of securities.
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GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT All Cap Core Fund2 (Class C Shares) (the “Fund”) from October 1, 2002 (start of performance) to July 31, 2010, compared to the Russell 3000® Index (Russell 3000®)3 and the Lipper Multi-Cap Core Funds Index.4

Average Annual Total Returns for the Period Ended 7/31/2010
1 Year	5.33%
5 Years	-4.61%
Start of Performance (10/1/2002)[5]	3.41%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 1.00%, as applicable.

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1	Represents a hypothetical investment of $10,000 in the Fund. The maximum CDSC is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 3000®and the Lipper Multi-Cap Core Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The Fund is the successor to the MDT All Cap Core Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information shown for periods prior to that date is that of the MDT All Cap Core Fund.
3	The Russell 3000® is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
4	Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
5	The start of performance date was October 1, 2002. Class C Shares of the Fund were offered beginning September 15, 2005. Performance results shown before that date are for the Fund's Institutional Shares and have been adjusted for the maximum CDSC and total annual operating expenses applicable to the Fund's Class C Shares. The Fund's Institutional Shares commenced operations on October 1, 2002. Subject to the expense adjustments described above, the Fund's Class C Shares annual returns would have been substantially similar to those of the Fund's Institutional Shares because Shares of each class are invested in the same portfolio of securities.
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GROWTH OF A $10,000 INVESTMENT - CLASS K SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT All Cap Core Fund (Class K Shares) (the “Fund”) from October 1, 2002 (start of performance) to July 31, 2010, compared to the Russell 3000® Index (Russell 3000®)2 and the Lipper Multi-Cap Core Funds Index.3

Average Annual Total Returns for the Period Ended 7/31/2010
1 Year	6.71%
5 Years	-4.25%
Start of Performance (10/1/2002)[4]	3.75%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

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1	The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 3000® and the Lipper Multi-Cap Core Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The Russell 3000® is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
4	The start of performance date was October 1, 2002. Class K Shares of the Fund were offered beginning December 12, 2006. Performance results shown before that date are for the Fund's Institutional Shares and have been adjusted for the total annual operating expenses applicable to the Fund's Class K Shares. The Fund's Institutional Shares commenced operations on October 1, 2002. Subject to the expense adjustments described above, the Fund's Class K Shares annual returns would have been substantially similar to those of the Fund's Institutional Shares because Shares of each class are invested in the same portfolio of securities.
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Portfolio of Investments Summary Table (unaudited)

At July 31, 2010, the Fund's industry composition1 was as follows:

Industry Composition	Percentage of Total Net Assets
Money Center Bank	9.6%
Financial Services	6.9%
Life Insurance	6.4%
Crude Oil & Gas Production	5.8%
Integrated Domestic Oil	5.8%
Integrated International Oil	5.4%
Miscellaneous Food Products	4.4%
Property Liability Insurance	4.3%
Computers - High End	4.2%
Services to Medical Professionals	3.9%
Undesignated Consumer Cyclicals	3.3%
Cable TV	2.4%
Electric Utility	2.4%
Electronic Equipment Instruments & Components	2.4%
Tobacco	2.2%
Defense Electronics	2.0%
Software Packaged/Custom	2.0%
Biotechnology	1.8%
Specialty Retailing	1.8%
Medical Technology	1.5%
Multi-Line Insurance	1.4%
Semiconductor Distribution	1.2%
Semiconductor Manufacturing	1.2%
Miscellaneous Machinery	1.1%
Computer Stores	1.0%
Ethical Drugs	1.0%
Other[2]	13.0%
Cash Equivalents[3]	1.5%
Other Assets and Liabilities — Net[4]	0.1%
TOTAL	100.0%
1	Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's total net assets have been aggregated under the designation “Other.”
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
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Portfolio of Investments

July 31, 2010

Shares			Value
		COMMON STOCKS – 98.4%
		Aerospace & Defense – 0.1%
2,600		ITT Corp.	122,512
		Agricultural Chemicals – 0.2%
4,952		Bunge Ltd.	245,867
		Air Freight & Logistics – 0.2%
1,300		C.H. Robinson Worldwide, Inc.	84,760
3,082		United Parcel Service, Inc.	200,330
		TOTAL	285,090
		Airline - Regional – 0.5%
14,267	[1]	Alaska Air Group, Inc.	736,035
		Auto Original Equipment Manufacturers – 0.7%
2,139	[1]	AutoZone, Inc.	452,548
1,380		Eaton Corp.	108,275
9,300		Johnson Controls, Inc.	267,933
2,428	[1]	LKQ Corp.	48,026
1,800	[1]	Tenneco Automotive, Inc.	49,680
		TOTAL	926,462
		Biotechnology – 1.8%
42,730	[1]	Amgen, Inc.	2,330,067
2,500	[1]	Biogen Idec, Inc.	139,700
2,800	[1]	BioMarin Pharmaceutical, Inc.	61,180
		TOTAL	2,530,947
		Book Publishing – 0.1%
3,800		Scholastic Corp.	96,254
		Cable TV – 2.4%
89,789	[1]	DIRECTV Group, Inc., Class A	3,336,559
		Clothing Stores – 0.1%
4,600		Limited Brands, Inc.	117,944
		Commodity Chemicals – 0.2%
4,486		Du Pont (E.I.) de Nemours & Co.	182,446
1,400		PPG Industries, Inc.	97,258
		TOTAL	279,704
		Communications Equipment – 0.3%
9,856		Harris Corp.	438,888
		Computers Peripherals – 0.2%
3,800	[1]	Aruba Networks, Inc.	64,524
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Shares			Value
5,500	[1]	NetApp, Inc.	232,650
		TOTAL	297,174
		Computer Services – 0.4%
2,400		Fair Isaac & Co., Inc.	57,240
4,200	[1]	Fiserv, Inc.	210,420
11,134	[1]	Synnex Corp.	293,826
4,300	[1]	Xyratex Ltd.	55,857
		TOTAL	617,343
		Computer Stores – 1.0%
48,149	[1]	Ingram Micro, Inc., Class A	795,903
13,862	[1]	Tech Data Corp.	548,381
		TOTAL	1,344,284
		Computers - High End – 4.2%
45,090		IBM Corp.	5,789,556
		Computers - Midrange – 0.3%
8,977		Hewlett-Packard Co.	413,301
		Copper – 0.5%
9,200		Freeport-McMoran Copper & Gold, Inc.	658,168
		Crude Oil & Gas Production – 5.8%
26,960		Apache Corp.	2,576,837
243,802		Chesapeake Energy Corp.	5,127,156
4,300		Devon Energy Corp.	268,707
		TOTAL	7,972,700
		Defense Electronics – 2.0%
1,000		L-3 Communications Holdings, Inc.	73,040
22,293		Northrop Grumman Corp.	1,307,262
28,674		Raytheon Co.	1,326,746
		TOTAL	2,707,048
		Department Stores – 0.2%
3,600	[1]	Sears Holdings Corp.	255,600
		Diversified Financial Services – 0.1%
17,600	[1]	American Capital Ltd.	91,344
		Diversified Leisure – 0.3%
3,800	[1]	Coinstar, Inc.	172,900
7,800	[1]	Royal Caribbean Cruises Ltd.	225,108
		TOTAL	398,008
		Electric & Electronic Original Equipment Manufacturers – 0.2%
10,700	[1]	General Cable Corp.	283,978
Annual Shareholder Report
17

Shares			Value
		Electric Utility – 2.4%
28,432		CMS Energy Corp.	452,638
27,488		Constellation Energy Group, Inc.	868,621
4,198		DPL, Inc.	106,251
18,288		Edison International	606,247
39,470		Public Service Enterprises Group, Inc.	1,298,563
		TOTAL	3,332,320
		Electrical Equipment – 0.5%
4,815		Emerson Electric Co.	238,535
1,500		Smith (A.O.) Corp.	82,020
7,700	[1]	Thomas & Betts Corp.	305,228
		TOTAL	625,783
		Electronic Equipment Instruments & Components – 2.4%
183,121		Corning, Inc.	3,318,153
		Electronic Instruments – 0.1%
5,700	[1]	Trimble Navigation Ltd.	161,709
		Electronic Test/Measuring Equipment – 0.2%
3,600	[1]	Itron, Inc.	234,252
		Ethical Drugs – 1.0%
37,400		Eli Lilly & Co.	1,331,440
		Financial Services – 6.9%
121,094		Ameriprise Financial, Inc.	5,133,175
2,700		Nelnet, Inc., Class A	54,432
3,953	[1]	Verifone Systems, Inc.	86,491
57,732		Visa, Inc., Class A	4,234,642
		TOTAL	9,508,740
		Generic Drugs – 0.1%
2,700	[1]	Mylan Laboratories, Inc.	46,980
1,433		Perrigo Co.	80,262
		TOTAL	127,242
		Greeting Cards – 0.2%
13,468		American Greetings Corp., Class A	275,959
		Grocery Chain – 0.4%
10,700		Kroger Co.	226,626
15,218		Safeway, Inc.	312,578
		TOTAL	539,204
		Home Products – 0.1%
200	[1]	Energizer Holdings, Inc.	12,304
Annual Shareholder Report
18

Shares			Value
2,000		Jarden Corp.	57,900
		TOTAL	70,204
		Hotels – 0.1%
1,800		Marriott International, Inc., Class A	61,038
4,400		Wyndham Worldwide Corp.	112,332
		TOTAL	173,370
		Household Appliances – 0.6%
9,475		Whirlpool Corp.	789,268
		Industrial Machinery – 0.0%
1,800		Graco, Inc.	56,826
		Integrated Domestic Oil – 5.8%
88,765		ConocoPhillips	4,901,603
57,200		Hess Corp.	3,065,348
		TOTAL	7,966,951
		Integrated International Oil – 5.4%
90,711		Chevron Corp.	6,913,085
10,300		Exxon Mobil Corp.	614,704
		TOTAL	7,527,789
		Internet Services – 0.6%
7,893	[1]	NetFlix, Inc.	809,427
		Life Insurance – 6.4%
153,098		MetLife, Inc.	6,439,302
39,800		Principal Financial Group	1,019,278
23,860		Prudential Financial, Inc.	1,366,939
654		Torchmark Corp.	34,708
2,300	[1]	Universal American Financial Corp.	38,502
		TOTAL	8,898,729
		Magazine Publishing – 0.2%
7,700		McGraw-Hill Cos., Inc.	236,313
		Mail Order – 0.1%
2,700	[1]	HSN, Inc.	79,380
		Maritime – 0.1%
6,729	[1]	Genco Shipping & Trading Ltd.	112,374
		Meat Packing – 0.2%
20,800	[1]	Smithfield Foods, Inc.	296,400
		Medical Supplies – 0.1%
1,700		Baxter International, Inc.	74,409
1,500	[1]	Emergency Medical Services Corp., Class A	67,110
Annual Shareholder Report
19

Shares			Value
2,100	[1]	NuVasive, Inc.	68,817
		TOTAL	210,336
		Medical Technology – 1.5%
4,324	[1]	Intuitive Surgical, Inc.	1,419,872
13,286	[1]	Zimmer Holdings, Inc.	704,025
		TOTAL	2,123,897
		Metal Fabrication – 0.0%
1,600		Reliance Steel & Aluminum Co.	62,848
		Miscellaneous Components – 0.8%
17,206		Amphenol Corp., Class A	770,829
4,817	[1]	MKS Instruments, Inc.	103,373
25,628	[1]	Vishay Intertechnology, Inc.	217,581
		TOTAL	1,091,783
		Miscellaneous Food Products – 4.4%
220,578		Archer-Daniels-Midland Co.	6,035,014
1,500		The Anderson's, Inc.	51,555
		TOTAL	6,086,569
		Miscellaneous Machinery – 1.1%
33,300		Illinois Tool Works, Inc.	1,448,550
301		Parker-Hannifin Corp.	18,698
		TOTAL	1,467,248
		Money Center Bank – 9.6%
1,584		Bank of New York Mellon Corp.	39,711
1,594,300	[1]	Citigroup, Inc.	6,536,630
159,500		J.P. Morgan Chase & Co.	6,424,660
6,600		State Street Corp.	256,872
		TOTAL	13,257,873
		Multi-Line Insurance – 1.4%
18,400		Assurant, Inc.	686,136
16,404	[1]	CNA Financial Corp.	460,296
27,100	[1]	Genworth Financial, Inc., Class A	368,018
8,870		Lincoln National Corp.	230,975
4,800		Unitrin, Inc.	133,392
		TOTAL	1,878,817
		Oil Gas & Consumable Fuels – 0.5%
13,000		Murphy Oil Corp.	711,750
		Oil Refiner – 0.5%
39,600		Valero Energy Corp.	672,804
Annual Shareholder Report
20

Shares			Value
		Oil Service, Explore & Drill – 0.3%
18,800	[1]	Rowan Cos., Inc.	474,888
		Personal Loans – 0.7%
18,000		Capital One Financial Corp.	761,940
6,586	[1]	World Acceptance Corp.	272,858
		TOTAL	1,034,798
		Plastic Containers – 0.1%
4,700	[1]	Owens-Illinois, Inc.	129,955
		Pollution Control – 0.1%
5,344		Danaher Corp.	205,263
		Poultry Products – 0.0%
700		Sanderson Farms, Inc.	32,725
		Printed Circuit Boards – 0.0%
5,000	[1]	Sanmina-SCI Corp.	62,850
		Property Liability Insurance – 4.3%
9,127		American Financial Group, Inc.	268,972
2,700		Horace Mann Educators Corp.	45,414
5,500		Platinum Underwriters Holdings Ltd.	214,940
2,700		RenaissanceRe Holdings Ltd.	154,494
105,204		The Travelers Cos., Inc.	5,307,542
180		XL Group PLC	3,191
		TOTAL	5,994,553
		Securities Brokerage – 0.7%
2,858		Goldman Sachs Group, Inc.	431,044
19,200		Morgan Stanley	518,208
		TOTAL	949,252
		Semiconductor Distribution – 1.2%
32,113	[1]	Arrow Electronics, Inc.	796,082
34,015	[1]	Avnet, Inc.	855,477
		TOTAL	1,651,559
		Semiconductor Manufacturing – 1.2%
1,898	[1]	Cavium Networks, Inc.	50,923
193,069	[1]	Micron Technology, Inc.	1,405,542
4,796	[1]	NetLogic Microsystems, Inc.	141,770
		TOTAL	1,598,235
		Semiconductors & Semiconductor Equipment – 0.5%
21,797	[1]	Fairchild Semiconductor International, Inc., Class A	197,917
17,367		Linear Technology Corp.	553,660
		TOTAL	751,577
Annual Shareholder Report
21

Shares			Value
		Services to Medical Professionals – 3.9%
1,532	[1]	HMS Holdings Corp.	86,282
6,902	[1]	Health Net, Inc.	162,542
46,900		Omnicare, Inc.	1,155,147
2,900		Quest Diagnostics, Inc.	136,271
55,200		UnitedHealth Group, Inc.	1,680,840
43,173	[1]	Wellpoint, Inc.	2,189,735
		TOTAL	5,410,817
		Software Packaged/Custom – 2.0%
3,800	[1]	Adobe Systems, Inc.	109,136
2,100	[1]	BMC Software, Inc.	74,718
2,300	[1]	Blackboard, Inc.	87,331
19,164		CA, Inc.	374,848
9,798	[1]	F5 Networks, Inc.	860,558
3,600	[1]	GSI Commerce, Inc.	81,072
5,300	[1]	Informatica Corp.	159,689
3,000	[1]	McAfee, Inc.	99,300
10,522	[1]	Rovi Corp.	468,229
8,600	[1]	Symantec Corp.	111,542
3,500	[1]	VMware, Inc., Class A	271,355
		TOTAL	2,697,778
		Specialty Chemicals – 0.3%
9,000		Cabot Corp.	265,500
2,900	[1]	Kraton Performance Polymers, Inc.	68,034
3,400	[1]	OM Group, Inc.	91,800
		TOTAL	425,334
		Specialty Machinery – 0.1%
3,800		Gardner Denver, Inc.	192,926
		Specialty Retailing – 1.8%
74,987		CVS Caremark Corp.	2,301,351
3,800	[1]	Cabela's, Inc., Class A	59,242
4,400	[1]	Penske Automotive Group, Inc.	61,600
		TOTAL	2,422,193
		Telecommunication Equipment & Services – 0.1%
4,100	[1]	Acme Packet, Inc.	115,866
		Telecommunications & Cellular – 0.0%
6,000	[1]	MetroPCS Communications, Inc.	53,700
		Textiles Apparel & Luxury Goods – 0.1%
3,300		Phillips Van Heusen Corp.	171,237
Annual Shareholder Report
22

Shares			Value
		Tobacco – 2.2%
9,596		Lorillard, Inc.	731,599
46,055		Philip Morris International, Inc.	2,350,647
		TOTAL	3,082,246
		Undesignated Consumer Cyclicals – 3.3%
88	[1]	Capella Education Co.	8,177
14,600	[1]	Convergys Corp.	163,082
8,593		DeVRY, Inc.	462,303
2,400		Herbalife Ltd.	119,136
44,235	[1]	ITT Educational Services, Inc.	3,571,534
1,000		Strayer Education, Inc.	239,400
		TOTAL	4,563,632
		TOTAL COMMON STOCKS (IDENTIFIED COST $130,035,483)	136,001,908
		MUTUAL FUND – 1.5%
2,091,556	[2,3]	Federated Prime Value Obligations Fund, Institutional Shares, 0.30% (AT NET ASSET VALUE)	2,091,556
		TOTAL INVESTMENTS — 99.9% (IDENTIFIED COST $132,127,039)[4]	138,093,464
		OTHER ASSETS AND LIABILITIES - NET — 0.1%[5]	125,738
		TOTAL NET ASSETS — 100%	$138,219,202
1	Non-income producing security.
2	Affiliated company.
3	7-Day net yield.
4	The cost of investments for federal tax purposes amounts to $132,597,662.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2010.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

As of July 31, 2010, all investments of the Fund utilized Level 1 inputs in valuing the Fund's assets carried at fair value.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report
23

Statement of Assets and Liabilities

July 31, 2010

Assets:
Total investments in securities, at value including $2,091,556 of investments in an affiliated issuer (Note 5) (identified cost $132,127,039)		$138,093,464
Income receivable		82,196
Receivable for investments sold		4,130,961
Receivable for shares sold		121,873
TOTAL ASSETS		142,428,494
Liabilities:
Payable for investments purchased	$3,368,635
Payable for shares redeemed	626,470
Payable for distribution services fee (Note 5)	25,868
Payable for shareholder services fee (Note 5)	47,680
Accrued expenses	140,639
TOTAL LIABILITIES		4,209,292
Net assets for 13,167,483 shares outstanding		$138,219,202
Net Assets Consist of:
Paid-in capital		$284,066,230
Net unrealized appreciation of investments		5,966,425
Accumulated net realized loss on investments		(152,284,534)
Undistributed net investment income		471,081
TOTAL NET ASSETS		$138,219,202
Annual Shareholder Report
24

Statement of Assets and Liabilities — continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($41,957,704 ÷ 3,936,730 shares outstanding), no par value, unlimited shares authorized	$10.66
Offering price per share	$10.66
Redemption proceeds per share	$10.66
Class A Shares:
Net asset value per share ($54,437,385 ÷ 5,164,742 shares outstanding), no par value, unlimited shares authorized	$10.54
Offering price per share (100/94.50 of $10.54)	$11.15
Redemption proceeds per share	$10.54
Class C Shares:
Net asset value per share ($39,523,653 ÷ 3,847,320 shares outstanding), no par value, unlimited shares authorized	$10.27
Offering price per share	$10.27
Redemption proceeds per share (99.00/100 of $10.27)	$10.17
Class K Shares:
Net asset value per share ($2,300,460 ÷ 218,691 shares outstanding), no par value, unlimited shares authorized	$10.52
Offering price per share	$10.52
Redemption proceeds per share	$10.52

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report
25

Statement of Operations

Year Ended July 31, 2010

Investment Income:
Dividends (including $5,461 received from an affiliated issuer (Note 5) and net of foreign taxes withheld of $52)		$2,928,580
Expenses:
Investment adviser fee (Note 5)	$1,281,014
Administrative personnel and services fee (Note 5)	270,000
Custodian fees	35,805
Transfer and dividend disbursing agent fees and expenses — Institutional Shares	67,956
Transfer and dividend disbursing agent fees and expenses — Class A Shares	155,623
Transfer and dividend disbursing agent fees and expenses — Class C Shares	120,834
Transfer and dividend disbursing agent fees and expenses — Class K Shares	8,041
Directors'/Trustees' fees	1,100
Auditing fees	22,500
Legal fees	4,485
Portfolio accounting fees	83,804
Distribution services fee — Class C Shares (Note 5)	362,804
Distribution services fee — Class K Shares (Note 5)	11,458
Shareholder services fee — Class A Shares (Note 5)	177,620
Shareholder services fee — Class C Shares (Note 5)	120,817
Account administration fee — Class A Shares	346
Account administration fee — Class C Shares	117
Share registration costs	53,905
Printing and postage	66,592
Insurance premiums	4,668
Miscellaneous	9,705
TOTAL EXPENSES	2,859,194
Annual Shareholder Report
26

Statement of Operations — continued
Waivers and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(251,702)
Waiver of administrative personnel and services fee	(53,290)
Reimbursement of transfer and dividend disbursing agent fees and expenses — Institutional Shares	(12,697)
Reimbursement of transfer and dividend disbursing agent fees and expenses — Class A Shares	(52,974)
Reimbursement of transfer and dividend disbursing agent fees and expenses — Class C Shares	(31,995)
TOTAL WAIVERS AND REIMBURSEMENTS		$(402,658)
Net expenses			$2,456,536
Net investment income			472,044
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			19,644,910
Net change in unrealized appreciation of investments			(6,201,601)
Net realized and unrealized gain on investments			13,443,309
Change in net assets resulting from operations			$13,915,353

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report
27

Statement of Changes in Net Assets

Year Ended July 31	2010	2009
Increase (Decrease) in Net Assets
Operations:
Net investment income	$472,044	$1,135,523
Net realized gain (loss) on investments	19,644,910	(143,221,360)
Net change in unrealized appreciation/depreciation of investments	(6,201,601)	24,032,186
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	13,915,353	(118,053,651)
Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(533,214)	(512,513)
Class A Shares	(583,973)	(664,841)
Class C Shares	(6,025)	—
Class K Shares	(12,200)	(5,889)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(1,135,412)	(1,183,243)
Share Transactions:
Proceeds from sale of shares	19,532,139	69,074,805
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated MDT Tax Aware/All Cap Core Fund	10,496,720	—
Net asset value of shares issued to shareholders in payment of distributions declared	1,068,819	1,060,033
Cost of shares redeemed	(92,070,876)	(144,027,671)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(60,973,198)	(73,892,833)
Change in net assets	(48,193,257)	(193,129,727)
Net Assets:
Beginning of period	186,412,459	379,542,186
End of period (including undistributed net investment income of $471,081 and $1,134,449, respectively)	$138,219,202	$186,412,459

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report
28

Notes to Financial Statements

July 31, 2010

1. ORGANIZATION

Federated MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated MDT All Cap Core Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Institutional Shares, Class A Shares, Class C Shares and Class K Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Institutional Shares are presented separately. The investment objective of the Fund is long-term capital appreciation.

On March 19, 2010, the Fund acquired all of the net assets of Federated MDT Tax Aware/ All Cap Core Fund (the “Acquired Fund”), an open-end investment company in a tax-free reorganization in exchange for shares of the Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders on March 12, 2010. The purpose of the transaction was to combine two portfolios managed by Federated MDTA LLC with comparable investment objectives and strategies. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on August 1, 2009, the beginning of the annual reporting period of the Fund, the Fund's pro forma results of operations for the year ended July 31, 2010, are as follows:

Net investment income*	$501,149
Net realized and unrealized gain on investments	$15,467,610
Net increase in net assets resulting from operations	$15,968,759
*	Net investment income includes $26,049 of pro forma eliminated expenses.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that has been included in the Fund's Statement of Operations as of July 31, 2010. The Fund received net assets from the Acquired Fund as the result of the tax-free reorganization as follows:

Shares of the Fund Issued	Acquired Fund Net Assets Received	Unrealized Appreciation[1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
922,522	$10,496,720	$1,330,038	$165,493,416	$175,990,136
1	Unrealized Appreciation is included in the Acquired Fund Net Assets Received amount shown above.
Annual Shareholder Report
29

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value Annual Shareholder Report
30

will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Annual Shareholder Report
31

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear distribution services fees, shareholder services fees, account administration fees and certain transfer and dividend disbursing agent fees unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended July 31, 2010, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2010, tax years 2007 through 2010 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

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3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended July 31	2010		2009
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	521,586	$5,756,584	2,232,749	$20,668,288
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated MDT Tax Aware/All Cap Core Fund	328,798	3,781,103	—	—
Shares issued to shareholders in payment of distributions declared	43,895	489,874	45,422	417,427
Shares redeemed	(1,951,339)	(21,307,824)	(3,379,111)	(32,553,562)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(1,057,060)	$(11,280,263)	(1,100,940)	$(11,467,847)
Year Ended July 31	2010		2009
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	733,878	$7,913,380	3,576,090	$35,336,951
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated MDT Tax Aware/All Cap Core Fund	412,781	4,701,779	—	—
Shares issued to shareholders in payment of distributions declared	50,820	561,556	69,892	636,717
Shares redeemed	(4,301,121)	(46,491,567)	(9,247,124)	(84,976,792)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(3,103,642)	$(33,314,852)	(5,601,142)	$(49,003,124)
Year Ended July 31	2010		2009
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	432,751	$4,549,627	1,152,913	$10,952,306
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated MDT Tax Aware/All Cap Core Fund	180,943	2,013,838	—	—
Shares issued to shareholders in payment of distributions declared	481	5,204	—	—
Shares redeemed	(2,207,745)	(23,182,102)	(2,748,508)	(25,404,032)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(1,593,570)	$(16,613,433)	(1,595,595)	$(14,451,726)
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Year Ended July 31	2010		2009
Class K Shares:	Shares	Amount	Shares	Amount
Shares sold	122,279	$1,312,548	219,186	$2,117,260
Shares issued to shareholders in payment of distributions declared	1,102	12,185	644	5,889
Shares redeemed	(100,223)	(1,089,383)	(123,095)	(1,093,285)
NET CHANGE RESULTING FROM CLASS K SHARE TRANSACTIONS	23,158	$235,350	96,735	$1,029,864
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(5,731,114)	$(60,973,198)	(8,200,942)	$(73,892,833)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for capital loss carryforwards acquired from a merger and the deferral of losses on wash sales.

For the year ended July 31, 2010, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Accumulated Net Realized Gain (Loss)
$3,121,530	$(3,121,530)

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2010 and 2009, was as follows:

	2010	2009
Ordinary income	$1,135,412	$1,183,243

As of July 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$471,081
Net unrealized appreciation	$5,495,802
Capital loss carryforwards	$(151,813,911)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2010, the cost of investments for federal tax purposes was $132,597,662. The net unrealized appreciation of investments for federal tax purposes was $5,495,802. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $10,608,814 and net unrealized depreciation from investments for those securities having an excess of cost over value of $5,113,012.

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At July 31, 2010, the Fund had a capital loss carryforward of $151,813,911 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:
Expiration Year	Expiration Amount
2016	$4,661,682
2017	$77,561,348
2018	$69,590,881

As a result of the tax-free transfer of assets from Federated MDT Tax Aware/All Cap Core Fund, the utilization of certain capital loss carryforwards listed above may be limited.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2010, the Adviser waived $249,121 of its fee. In addition, for the year ended July 31, 2010, an affiliate of the Adviser reimbursed $97,666 of transfer and dividend disbursing agent fees and expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2010, the net fee paid to FAS was 0.127% of average daily net assets of the Fund. FAS waived $53,290 of its fee.

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Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class C Shares and Class K Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Class K Shares	0.50%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2010, FSC retained $24,989 of fees paid by the Fund. For the year ended July 31, 2010, the Fund's Class A Shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Trustees.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2010, FSC retained $4,198 in sales charges from the sale of Class A Shares. FSC also retained $318 of CDSC relating to redemptions of Class C Shares.

Shareholder Services Fee

The Fund may pay fees (“Service Fees”) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for Service Fees. For the year ended July 31, 2010, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights) paid by the Fund's Institutional Shares, Class A Shares, Class C Shares and Class K Shares (after the voluntary waivers and reimbursements) will not exceed 1.02%, 1.30%, 2.09% and 1.76% (the “Fee Limit”), respectively, through the later of (the “Termination Date”): (a) September 30, 2010; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

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General

Certain Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2010, the Adviser reimbursed $2,581. Transactions with the affiliated company during the year ended July 31, 2010, were as follows:

Affiliate	Balance of Shares Held 7/31/2009	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2010	Value	Dividend Income
Federated Prime Value Obligations Fund, Institutional Shares	2,526,822	52,341,678	52,776,944	2,091,556	$2,091,556	$5,461

6. Investment TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2010, were as follows:

Purchases	$223,424,565
Sales	$294,752,784

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of July 31, 2010, there were no outstanding loans. During the year ended July 31, 2010, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of July 31, 2010, there were no outstanding loans. During the year ended July 31, 2010, the program was not utilized.

9. Legal Proceedings

Since October 2003, Federated Investors, Inc. and related entities (collectively, “Federated”), and various Federated sponsored mutual funds (“Federated Funds”) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of certain Federated Funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual Annual Shareholder Report
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fund shareholders. Federated without admitting the validity of any claim has reached a preliminary settlement with the Plaintiffs in these cases. Any settlement would have to be approved by the Court. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania. These lawsuits have been consolidated into a single action alleging excessive advisory fees involving one of the Federated Funds. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel, have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek monetary damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the allegations in these matters will not result in increased redemptions, or reduced sales, of shares of the Federated Funds or other adverse consequences for the Federated Funds.

10. Subsequent events

Management has evaluated subsequent events through the date the financial statements were issued, and determined that no events have occurred that require additional disclosure.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended July 31, 2010, 100% of total income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income distributions made by the Fund during the year ended July 31, 2010, 100% qualify for the dividend received deduction available to corporate shareholders.

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Report of Independent Registered Public Accounting Firm

TO THE BOARD OF trustees OF Federated MDt series AND SHAREHOLDERS OF federated mdt all cap core fund:

We have audited the accompanying statement of assets and liabilities of Federated MDT All Cap Core Fund (the “Fund”) (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT All Cap Core Fund, a portfolio of Federated MDT Series, at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 20, 2010

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Board of Trustees and Trust Officers

The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2009, the Trust comprised eight portfolio(s), and the Federated Fund Family consisted of 43 investment companies (comprising 145 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

Interested TRUSTEES Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Began serving: May 2006	Principal Occupations: Principal Executive Officer and President of the Federated Fund Family; Director or Trustee of some of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
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INDEPENDENT TRUSTEES Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Conroy, Jr., Ph.D. Birth Date: June 23, 1937 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.
Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.
Qualifications: Business management and director experience.
Nicholas P. Constantakis, CPA Birth Date: September 3, 1939 Trustee Began serving: June 2006	Principal Occupation: Director or Trustee of the Federated Fund Family.
Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).
Previous Position: Partner, Andersen Worldwide SC.
Qualifications: Public accounting and director experience.
John F. Cunningham Birth Date: March 5, 1943 Trustee Began serving: June 2006	Principal Occupation: Director or Trustee of the Federated Fund Family.
Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.
Previous Position: Pennsylvania Superior Court Judge.
Qualifications: Legal and director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: June 2006	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
Other Directorship Held: Board of Overseers, Babson College.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Family; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management, public accounting and director experience.
R. James Nicholson Birth Date: February 4, 1938 Trustee Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Family; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.
Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
Qualifications: Legal, government, business management and mutual fund director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
James F. Will Birth Date: October 12, 1938 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chancellor and President, Saint Vincent College.
Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.
Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.
Qualifications: Business management, education and director experience.
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OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: May 2006	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: May 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: June 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

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Evaluation and Approval of Advisory Contract - May 2010

Federated MDT All Cap Core Fund (the “Fund”)

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2010. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services (if any) received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

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The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be relevant, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar Annual Shareholder Report
46

mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant in judging the reasonableness of proposed fees. He also observed that certain funds may exhibit important differences in their objectives and management techniques when compared to other funds placed in the same peer group by ranking organizations, noting in this connection that the Fund's quantitative investment program is of such a type.

The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the report. In addition, the Board was informed by the Adviser that, for the same periods, the Fund underperformed its benchmark index for the one-year period, underperformed its benchmark index for the three-year period and underperformed its benchmark index for the five-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries Annual Shareholder Report
47

for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. In this regard, the Board had been previously advised Annual Shareholder Report
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that, while comparisons to fund peer groups are relevant in judging the reasonableness of advisory fees, the Fund's quantitative focus makes fee and expense comparisons particularly difficult. Although the Fund's advisory fee was above the median of the peer range, the peer group of funds varied widely in their complexity, and the management of the Fund is among the more complex relative to its peers The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

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Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's website at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Portfolio Holdings” link.

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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated MDT All Cap Core Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R106
Cusip 31421R205
Cusip 31421R304

37309 (9/10)

Federated is a registered mark of Federated Investors, Inc.
2010  © Federated Investors, Inc.

Federated MDT All Cap Core Fund

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2010

Institutional Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Financial Highlights - Institutional Shares

(For a Share Outstanding Throughout Each Period)

Year Ended July 31	2010	2009	2008	2007[1]	2006
Net Asset Value, Beginning of Period	$10.02	$14.22	$16.88	$15.17	$15.32
Income From Investment Operations:
Net investment income	0.08[2]	0.09[2]	0.10	0.07[2]	0.05[2]
Net realized and unrealized gain (loss) on investments	0.68	(4.20)	(1.57)	2.18	0.70
TOTAL FROM INVESTMENT OPERATIONS	0.76	(4.11)	(1.47)	2.25	0.75
Less Distributions:
Distributions from net investment income	(0.12)	(0.09)	—	—	(0.02)
Distributions from net realized gain on investments	—	—	(1.19)	(0.54)	(0.88)
TOTAL DISTRIBUTIONS	(0.12)	(0.09)	(1.19)	(0.54)	(0.90)
Net Asset Value, End of Period	$10.66	$10.02	$14.22	$16.88	$15.17
Total Return[3]	7.54%	(28.84)%	(9.71)%	14.92%	4.85%
Ratios to Average Net Assets:
Net expenses	1.01%	1.06%	1.01%	1.07%	1.25%
Net investment income	0.69%	0.90%	0.72%	0.40%	0.28%
Expense waiver/reimbursement[4]	0.20%	0.12%	0.00%[5]	0.01%	0.05%
Supplemental Data:
Net assets, end of period (000 omitted)	$41,958	$50,031	$86,681	$85,128	$42,656
Portfolio turnover	135%	290%	199%	225%	212%
1	MDT All Cap Core Fund (the “Predecessor Fund”) was reorganized into Federated MDT All Cap Core Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
5	Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

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1

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2010 to July 31, 2010.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 2/1/2010	Ending Account Value 7/31/2010	Expenses Paid During Period[1]
Actual	$1,000	$996.30	$5.00
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,019.79	$5.06
1	Expenses are equal to the Fund's annualized net expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period).
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Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Management's Discussion of Fund Performance (unaudited)

The Fund's total return for the fiscal year ended July 31, 2010 was 7.54% for Institutional Shares. The total return of the Russell 3000® Index, the Fund's benchmark,1 was 14.82% for the same period. The Fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Russell 3000®. The total return of the Lipper Multi-Cap Core Funds Index2 was 14.90% for the same period.

1	The Russell 3000® Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000 is constructed to provide a comprehensive, unbiased and stable barometer of the broad market, and is completely reconstituted annually to ensure that new and growing equities are reflected. The index is unmanaged and investments cannot be made directly in an index.
2	Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
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MARKET OVERVIEW

Over the 12-month reporting period ended July 31, 2010, domestic equity market performance was positive if somewhat erratic as expectations for economic growth improved before subsequently tailing off. The Russell 3000® Index, which represents the performance of the 3000 largest U.S. companies by market capitalization, finished the reporting period up a solid 14.82%. Mid-cap stocks led the way as demonstrated by the 23.21% return of the Russell Midcap® Index,3 which exceeded the 11.27% and 18.43% results for the Russell Top 200® Index,4 representing large-cap stocks, and the Russell 2000® Index,5 representing small-cap stocks, respectively. Value stocks outperformed growth stocks during the year with the Russell 3000® Value Index6 returning 15.78% as compared to 13.88% for the Russell 3000 Growth® Index.7 The best performing sectors in the fund's benchmark, the Russell 3000® Index, during the period were Consumer Discretionary (+27.41%), Industrials (+26.66%) and Materials (+16.71%). Underperforming sectors included Health Care (+5.66%), Energy (+7.16%) and Utilities (+10.00%).

3	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index and represents approximately 27% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments can not be made directly in an index.
4	Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000 Index and represents approximately 65% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and investments can not be made directly in an index.
5	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index and represents approximately 8% of the total market capitalization of the Russell 3000 Index. The index is unmanaged and investments can not be made directly in an index.
6	The Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The index is unmanaged and investments can not be made directly in an index.
7	The Russell 3000® Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The index is unmanaged and investments can not be made directly in an index.
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FUND PERFORMANCE

The most significant positive factor in the Fund's performance relative to the Russell 3000® Index was an underweight in the Consumer Staples sector which underperformed the benchmark. Stock selection in the Health Care sector, also contributed modestly to the Fund's performance. The most significant negative factor in the Fund's performance relative to the Russell 3000® was stock selection in the Consumer Discretionary, Financials, Consumer Staples and Information Technology sectors. An underweight in the Industrials sector, which outperformed the benchmark, also detracted significantly from relative performance.

Individual stocks contributing to the Fund's performance relative to the Russell 3000® included ConocoPhillips, Travelers Companies, Corning, Comerica and Ameriprise Financial.

Individual stocks detracting from the performance relative to the Russell 3000® included Chesapeake Energy, ITT Educational Services, Archer-Daniels-Midland and Mastercard.

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GROWTH OF A $10,000 INVESTMENT - INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT All Cap Core Fund2 (Institutional Shares) (the “Fund”) from October 1, 2002 (start of performance) to July 31, 2010, compared to the Russell 3000® Index (Russell 3000®)3 and the Lipper Multi-Cap Core Funds Index.4

Average Annual Total Returns for the Period Ended 7/31/2010
1 Year	7.54%
5 Years	-3.60%
Start of Performance (10/1/2002)	4.49%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1	The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 3000®and the Lipper Multi-Cap Core Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The Fund is the successor to the MDT All Cap Core Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information shown for periods prior to that date is that of the MDT All Cap Core Fund.
3	The Russell 3000® is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
4	Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
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Portfolio of Investments Summary Table (unaudited)

At July 31, 2010, the Fund's industry composition1 was as follows:

Industry Composition	Percentage of Total Net Assets
Money Center Bank	9.6%
Financial Services	6.9%
Life Insurance	6.4%
Crude Oil & Gas Production	5.8%
Integrated Domestic Oil	5.8%
Integrated International Oil	5.4%
Miscellaneous Food Products	4.4%
Property Liability Insurance	4.3%
Computers - High End	4.2%
Services to Medical Professionals	3.9%
Undesignated Consumer Cyclicals	3.3%
Cable TV	2.4%
Electric Utility	2.4%
Electronic Equipment Instruments & Components	2.4%
Tobacco	2.2%
Defense Electronics	2.0%
Software Packaged/Custom	2.0%
Biotechnology	1.8%
Specialty Retailing	1.8%
Medical Technology	1.5%
Multi-Line Insurance	1.4%
Semiconductor Distribution	1.2%
Semiconductor Manufacturing	1.2%
Miscellaneous Machinery	1.1%
Computer Stores	1.0%
Ethical Drugs	1.0%
Other[2]	13.0%
Cash Equivalents[3]	1.5%
Other Assets and Liabilities — Net[4]	0.1%
TOTAL	100.0%
1	Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's total net assets have been aggregated under the designation “Other.”
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
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Portfolio of Investments

July 31, 2010

Shares			Value
		COMMON STOCKS – 98.4%
		Aerospace & Defense – 0.1%
2,600		ITT Corp.	122,512
		Agricultural Chemicals – 0.2%
4,952		Bunge Ltd.	245,867
		Air Freight & Logistics – 0.2%
1,300		C.H. Robinson Worldwide, Inc.	84,760
3,082		United Parcel Service, Inc.	200,330
		TOTAL	285,090
		Airline - Regional – 0.5%
14,267	[1]	Alaska Air Group, Inc.	736,035
		Auto Original Equipment Manufacturers – 0.7%
2,139	[1]	AutoZone, Inc.	452,548
1,380		Eaton Corp.	108,275
9,300		Johnson Controls, Inc.	267,933
2,428	[1]	LKQ Corp.	48,026
1,800	[1]	Tenneco Automotive, Inc.	49,680
		TOTAL	926,462
		Biotechnology – 1.8%
42,730	[1]	Amgen, Inc.	2,330,067
2,500	[1]	Biogen Idec, Inc.	139,700
2,800	[1]	BioMarin Pharmaceutical, Inc.	61,180
		TOTAL	2,530,947
		Book Publishing – 0.1%
3,800		Scholastic Corp.	96,254
		Cable TV – 2.4%
89,789	[1]	DIRECTV Group, Inc., Class A	3,336,559
		Clothing Stores – 0.1%
4,600		Limited Brands, Inc.	117,944
		Commodity Chemicals – 0.2%
4,486		Du Pont (E.I.) de Nemours & Co.	182,446
1,400		PPG Industries, Inc.	97,258
		TOTAL	279,704
		Communications Equipment – 0.3%
9,856		Harris Corp.	438,888
		Computers Peripherals – 0.2%
3,800	[1]	Aruba Networks, Inc.	64,524
Annual Shareholder Report
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Shares			Value
5,500	[1]	NetApp, Inc.	232,650
		TOTAL	297,174
		Computer Services – 0.4%
2,400		Fair Isaac & Co., Inc.	57,240
4,200	[1]	Fiserv, Inc.	210,420
11,134	[1]	Synnex Corp.	293,826
4,300	[1]	Xyratex Ltd.	55,857
		TOTAL	617,343
		Computer Stores – 1.0%
48,149	[1]	Ingram Micro, Inc., Class A	795,903
13,862	[1]	Tech Data Corp.	548,381
		TOTAL	1,344,284
		Computers - High End – 4.2%
45,090		IBM Corp.	5,789,556
		Computers - Midrange – 0.3%
8,977		Hewlett-Packard Co.	413,301
		Copper – 0.5%
9,200		Freeport-McMoran Copper & Gold, Inc.	658,168
		Crude Oil & Gas Production – 5.8%
26,960		Apache Corp.	2,576,837
243,802		Chesapeake Energy Corp.	5,127,156
4,300		Devon Energy Corp.	268,707
		TOTAL	7,972,700
		Defense Electronics – 2.0%
1,000		L-3 Communications Holdings, Inc.	73,040
22,293		Northrop Grumman Corp.	1,307,262
28,674		Raytheon Co.	1,326,746
		TOTAL	2,707,048
		Department Stores – 0.2%
3,600	[1]	Sears Holdings Corp.	255,600
		Diversified Financial Services – 0.1%
17,600	[1]	American Capital Ltd.	91,344
		Diversified Leisure – 0.3%
3,800	[1]	Coinstar, Inc.	172,900
7,800	[1]	Royal Caribbean Cruises Ltd.	225,108
		TOTAL	398,008
		Electric & Electronic Original Equipment Manufacturers – 0.2%
10,700	[1]	General Cable Corp.	283,978
Annual Shareholder Report
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Shares			Value
		Electric Utility – 2.4%
28,432		CMS Energy Corp.	452,638
27,488		Constellation Energy Group, Inc.	868,621
4,198		DPL, Inc.	106,251
18,288		Edison International	606,247
39,470		Public Service Enterprises Group, Inc.	1,298,563
		TOTAL	3,332,320
		Electrical Equipment – 0.5%
4,815		Emerson Electric Co.	238,535
1,500		Smith (A.O.) Corp.	82,020
7,700	[1]	Thomas & Betts Corp.	305,228
		TOTAL	625,783
		Electronic Equipment Instruments & Components – 2.4%
183,121		Corning, Inc.	3,318,153
		Electronic Instruments – 0.1%
5,700	[1]	Trimble Navigation Ltd.	161,709
		Electronic Test/Measuring Equipment – 0.2%
3,600	[1]	Itron, Inc.	234,252
		Ethical Drugs – 1.0%
37,400		Eli Lilly & Co.	1,331,440
		Financial Services – 6.9%
121,094		Ameriprise Financial, Inc.	5,133,175
2,700		Nelnet, Inc., Class A	54,432
3,953	[1]	Verifone Systems, Inc.	86,491
57,732		Visa, Inc., Class A	4,234,642
		TOTAL	9,508,740
		Generic Drugs – 0.1%
2,700	[1]	Mylan Laboratories, Inc.	46,980
1,433		Perrigo Co.	80,262
		TOTAL	127,242
		Greeting Cards – 0.2%
13,468		American Greetings Corp., Class A	275,959
		Grocery Chain – 0.4%
10,700		Kroger Co.	226,626
15,218		Safeway, Inc.	312,578
		TOTAL	539,204
		Home Products – 0.1%
200	[1]	Energizer Holdings, Inc.	12,304
Annual Shareholder Report
10

Shares			Value
2,000		Jarden Corp.	57,900
		TOTAL	70,204
		Hotels – 0.1%
1,800		Marriott International, Inc., Class A	61,038
4,400		Wyndham Worldwide Corp.	112,332
		TOTAL	173,370
		Household Appliances – 0.6%
9,475		Whirlpool Corp.	789,268
		Industrial Machinery – 0.0%
1,800		Graco, Inc.	56,826
		Integrated Domestic Oil – 5.8%
88,765		ConocoPhillips	4,901,603
57,200		Hess Corp.	3,065,348
		TOTAL	7,966,951
		Integrated International Oil – 5.4%
90,711		Chevron Corp.	6,913,085
10,300		Exxon Mobil Corp.	614,704
		TOTAL	7,527,789
		Internet Services – 0.6%
7,893	[1]	NetFlix, Inc.	809,427
		Life Insurance – 6.4%
153,098		MetLife, Inc.	6,439,302
39,800		Principal Financial Group	1,019,278
23,860		Prudential Financial, Inc.	1,366,939
654		Torchmark Corp.	34,708
2,300	[1]	Universal American Financial Corp.	38,502
		TOTAL	8,898,729
		Magazine Publishing – 0.2%
7,700		McGraw-Hill Cos., Inc.	236,313
		Mail Order – 0.1%
2,700	[1]	HSN, Inc.	79,380
		Maritime – 0.1%
6,729	[1]	Genco Shipping & Trading Ltd.	112,374
		Meat Packing – 0.2%
20,800	[1]	Smithfield Foods, Inc.	296,400
		Medical Supplies – 0.1%
1,700		Baxter International, Inc.	74,409
1,500	[1]	Emergency Medical Services Corp., Class A	67,110
Annual Shareholder Report
11

Shares			Value
2,100	[1]	NuVasive, Inc.	68,817
		TOTAL	210,336
		Medical Technology – 1.5%
4,324	[1]	Intuitive Surgical, Inc.	1,419,872
13,286	[1]	Zimmer Holdings, Inc.	704,025
		TOTAL	2,123,897
		Metal Fabrication – 0.0%
1,600		Reliance Steel & Aluminum Co.	62,848
		Miscellaneous Components – 0.8%
17,206		Amphenol Corp., Class A	770,829
4,817	[1]	MKS Instruments, Inc.	103,373
25,628	[1]	Vishay Intertechnology, Inc.	217,581
		TOTAL	1,091,783
		Miscellaneous Food Products – 4.4%
220,578		Archer-Daniels-Midland Co.	6,035,014
1,500		The Anderson's, Inc.	51,555
		TOTAL	6,086,569
		Miscellaneous Machinery – 1.1%
33,300		Illinois Tool Works, Inc.	1,448,550
301		Parker-Hannifin Corp.	18,698
		TOTAL	1,467,248
		Money Center Bank – 9.6%
1,584		Bank of New York Mellon Corp.	39,711
1,594,300	[1]	Citigroup, Inc.	6,536,630
159,500		J.P. Morgan Chase & Co.	6,424,660
6,600		State Street Corp.	256,872
		TOTAL	13,257,873
		Multi-Line Insurance – 1.4%
18,400		Assurant, Inc.	686,136
16,404	[1]	CNA Financial Corp.	460,296
27,100	[1]	Genworth Financial, Inc., Class A	368,018
8,870		Lincoln National Corp.	230,975
4,800		Unitrin, Inc.	133,392
		TOTAL	1,878,817
		Oil Gas & Consumable Fuels – 0.5%
13,000		Murphy Oil Corp.	711,750
		Oil Refiner – 0.5%
39,600		Valero Energy Corp.	672,804
Annual Shareholder Report
12

Shares			Value
		Oil Service, Explore & Drill – 0.3%
18,800	[1]	Rowan Cos., Inc.	474,888
		Personal Loans – 0.7%
18,000		Capital One Financial Corp.	761,940
6,586	[1]	World Acceptance Corp.	272,858
		TOTAL	1,034,798
		Plastic Containers – 0.1%
4,700	[1]	Owens-Illinois, Inc.	129,955
		Pollution Control – 0.1%
5,344		Danaher Corp.	205,263
		Poultry Products – 0.0%
700		Sanderson Farms, Inc.	32,725
		Printed Circuit Boards – 0.0%
5,000	[1]	Sanmina-SCI Corp.	62,850
		Property Liability Insurance – 4.3%
9,127		American Financial Group, Inc.	268,972
2,700		Horace Mann Educators Corp.	45,414
5,500		Platinum Underwriters Holdings Ltd.	214,940
2,700		RenaissanceRe Holdings Ltd.	154,494
105,204		The Travelers Cos., Inc.	5,307,542
180		XL Group PLC	3,191
		TOTAL	5,994,553
		Securities Brokerage – 0.7%
2,858		Goldman Sachs Group, Inc.	431,044
19,200		Morgan Stanley	518,208
		TOTAL	949,252
		Semiconductor Distribution – 1.2%
32,113	[1]	Arrow Electronics, Inc.	796,082
34,015	[1]	Avnet, Inc.	855,477
		TOTAL	1,651,559
		Semiconductor Manufacturing – 1.2%
1,898	[1]	Cavium Networks, Inc.	50,923
193,069	[1]	Micron Technology, Inc.	1,405,542
4,796	[1]	NetLogic Microsystems, Inc.	141,770
		TOTAL	1,598,235
		Semiconductors & Semiconductor Equipment – 0.5%
21,797	[1]	Fairchild Semiconductor International, Inc., Class A	197,917
17,367		Linear Technology Corp.	553,660
		TOTAL	751,577
Annual Shareholder Report
13

Shares			Value
		Services to Medical Professionals – 3.9%
1,532	[1]	HMS Holdings Corp.	86,282
6,902	[1]	Health Net, Inc.	162,542
46,900		Omnicare, Inc.	1,155,147
2,900		Quest Diagnostics, Inc.	136,271
55,200		UnitedHealth Group, Inc.	1,680,840
43,173	[1]	Wellpoint, Inc.	2,189,735
		TOTAL	5,410,817
		Software Packaged/Custom – 2.0%
3,800	[1]	Adobe Systems, Inc.	109,136
2,100	[1]	BMC Software, Inc.	74,718
2,300	[1]	Blackboard, Inc.	87,331
19,164		CA, Inc.	374,848
9,798	[1]	F5 Networks, Inc.	860,558
3,600	[1]	GSI Commerce, Inc.	81,072
5,300	[1]	Informatica Corp.	159,689
3,000	[1]	McAfee, Inc.	99,300
10,522	[1]	Rovi Corp.	468,229
8,600	[1]	Symantec Corp.	111,542
3,500	[1]	VMware, Inc., Class A	271,355
		TOTAL	2,697,778
		Specialty Chemicals – 0.3%
9,000		Cabot Corp.	265,500
2,900	[1]	Kraton Performance Polymers, Inc.	68,034
3,400	[1]	OM Group, Inc.	91,800
		TOTAL	425,334
		Specialty Machinery – 0.1%
3,800		Gardner Denver, Inc.	192,926
		Specialty Retailing – 1.8%
74,987		CVS Caremark Corp.	2,301,351
3,800	[1]	Cabela's, Inc., Class A	59,242
4,400	[1]	Penske Automotive Group, Inc.	61,600
		TOTAL	2,422,193
		Telecommunication Equipment & Services – 0.1%
4,100	[1]	Acme Packet, Inc.	115,866
		Telecommunications & Cellular – 0.0%
6,000	[1]	MetroPCS Communications, Inc.	53,700
		Textiles Apparel & Luxury Goods – 0.1%
3,300		Phillips Van Heusen Corp.	171,237
Annual Shareholder Report
14

Shares			Value
		Tobacco – 2.2%
9,596		Lorillard, Inc.	731,599
46,055		Philip Morris International, Inc.	2,350,647
		TOTAL	3,082,246
		Undesignated Consumer Cyclicals – 3.3%
88	[1]	Capella Education Co.	8,177
14,600	[1]	Convergys Corp.	163,082
8,593		DeVRY, Inc.	462,303
2,400		Herbalife Ltd.	119,136
44,235	[1]	ITT Educational Services, Inc.	3,571,534
1,000		Strayer Education, Inc.	239,400
		TOTAL	4,563,632
		TOTAL COMMON STOCKS (IDENTIFIED COST $130,035,483)	136,001,908
		MUTUAL FUND – 1.5%
2,091,556	[2,3]	Federated Prime Value Obligations Fund, Institutional Shares, 0.30% (AT NET ASSET VALUE)	2,091,556
		TOTAL INVESTMENTS — 99.9% (IDENTIFIED COST $132,127,039)[4]	138,093,464
		OTHER ASSETS AND LIABILITIES - NET — 0.1%[5]	125,738
		TOTAL NET ASSETS — 100%	$138,219,202
1	Non-income producing security.
2	Affiliated company.
3	7-Day net yield.
4	The cost of investments for federal tax purposes amounts to $132,597,662.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2010.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

As of July 31, 2010, all investments of the Fund utilized Level 1 inputs in valuing the Fund's assets carried at fair value.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report
15

Statement of Assets and Liabilities

July 31, 2010

Assets:
Total investments in securities, at value including $2,091,556 of investments in an affiliated issuer (Note 5) (identified cost $132,127,039)		$138,093,464
Income receivable		82,196
Receivable for investments sold		4,130,961
Receivable for shares sold		121,873
TOTAL ASSETS		142,428,494
Liabilities:
Payable for investments purchased	$3,368,635
Payable for shares redeemed	626,470
Payable for distribution services fee (Note 5)	25,868
Payable for shareholder services fee (Note 5)	47,680
Accrued expenses	140,639
TOTAL LIABILITIES		4,209,292
Net assets for 13,167,483 shares outstanding		$138,219,202
Net Assets Consist of:
Paid-in capital		$284,066,230
Net unrealized appreciation of investments		5,966,425
Accumulated net realized loss on investments		(152,284,534)
Undistributed net investment income		471,081
TOTAL NET ASSETS		$138,219,202
Annual Shareholder Report
16

Statement of Assets and Liabilities — continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($41,957,704 ÷ 3,936,730 shares outstanding), no par value, unlimited shares authorized	$10.66
Offering price per share	$10.66
Redemption proceeds per share	$10.66
Class A Shares:
Net asset value per share ($54,437,385 ÷ 5,164,742 shares outstanding), no par value, unlimited shares authorized	$10.54
Offering price per share (100/94.50 of $10.54)	$11.15
Redemption proceeds per share	$10.54
Class C Shares:
Net asset value per share ($39,523,653 ÷ 3,847,320 shares outstanding), no par value, unlimited shares authorized	$10.27
Offering price per share	$10.27
Redemption proceeds per share (99.00/100 of $10.27)	$10.17
Class K Shares:
Net asset value per share ($2,300,460 ÷ 218,691 shares outstanding), no par value, unlimited shares authorized	$10.52
Offering price per share	$10.52
Redemption proceeds per share	$10.52

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report
17

Statement of Operations

Year Ended July 31, 2010

Investment Income:
Dividends (including $5,461 received from an affiliated issuer (Note 5) and net of foreign taxes withheld of $52)		$2,928,580
Expenses:
Investment adviser fee (Note 5)	$1,281,014
Administrative personnel and services fee (Note 5)	270,000
Custodian fees	35,805
Transfer and dividend disbursing agent fees and expenses — Institutional Shares	67,956
Transfer and dividend disbursing agent fees and expenses — Class A Shares	155,623
Transfer and dividend disbursing agent fees and expenses — Class C Shares	120,834
Transfer and dividend disbursing agent fees and expenses — Class K Shares	8,041
Directors'/Trustees' fees	1,100
Auditing fees	22,500
Legal fees	4,485
Portfolio accounting fees	83,804
Distribution services fee — Class C Shares (Note 5)	362,804
Distribution services fee — Class K Shares (Note 5)	11,458
Shareholder services fee — Class A Shares (Note 5)	177,620
Shareholder services fee — Class C Shares (Note 5)	120,817
Account administration fee — Class A Shares	346
Account administration fee — Class C Shares	117
Share registration costs	53,905
Printing and postage	66,592
Insurance premiums	4,668
Miscellaneous	9,705
TOTAL EXPENSES	2,859,194
Annual Shareholder Report
18

Statement of Operations — continued
Waivers and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(251,702)
Waiver of administrative personnel and services fee	(53,290)
Reimbursement of transfer and dividend disbursing agent fees and expenses — Institutional Shares	(12,697)
Reimbursement of transfer and dividend disbursing agent fees and expenses — Class A Shares	(52,974)
Reimbursement of transfer and dividend disbursing agent fees and expenses — Class C Shares	(31,995)
TOTAL WAIVERS AND REIMBURSEMENTS		$(402,658)
Net expenses			$2,456,536
Net investment income			472,044
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			19,644,910
Net change in unrealized appreciation of investments			(6,201,601)
Net realized and unrealized gain on investments			13,443,309
Change in net assets resulting from operations			$13,915,353

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report
19

Statement of Changes in Net Assets

Year Ended July 31	2010	2009
Increase (Decrease) in Net Assets
Operations:
Net investment income	$472,044	$1,135,523
Net realized gain (loss) on investments	19,644,910	(143,221,360)
Net change in unrealized appreciation/depreciation of investments	(6,201,601)	24,032,186
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	13,915,353	(118,053,651)
Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(533,214)	(512,513)
Class A Shares	(583,973)	(664,841)
Class C Shares	(6,025)	—
Class K Shares	(12,200)	(5,889)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(1,135,412)	(1,183,243)
Share Transactions:
Proceeds from sale of shares	19,532,139	69,074,805
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated MDT Tax Aware/All Cap Core Fund	10,496,720	—
Net asset value of shares issued to shareholders in payment of distributions declared	1,068,819	1,060,033
Cost of shares redeemed	(92,070,876)	(144,027,671)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(60,973,198)	(73,892,833)
Change in net assets	(48,193,257)	(193,129,727)
Net Assets:
Beginning of period	186,412,459	379,542,186
End of period (including undistributed net investment income of $471,081 and $1,134,449, respectively)	$138,219,202	$186,412,459

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report
20

Notes to Financial Statements

July 31, 2010

1. ORGANIZATION

Federated MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated MDT All Cap Core Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Institutional Shares, Class A Shares, Class C Shares and Class K Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Class A Shares, Class C Shares and Class K Shares are presented separately. The investment objective of the Fund is long-term capital appreciation.

On March 19, 2010, the Fund acquired all of the net assets of Federated MDT Tax Aware/ All Cap Core Fund (the “Acquired Fund”), an open-end investment company in a tax-free reorganization in exchange for shares of the Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders on March 12, 2010. The purpose of the transaction was to combine two portfolios managed by Federated MDTA LLC with comparable investment objectives and strategies. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on August 1, 2009, the beginning of the annual reporting period of the Fund, the Fund's pro forma results of operations for the year ended July 31, 2010, are as follows:

Net investment income*	$501,149
Net realized and unrealized gain on investments	$15,467,610
Net increase in net assets resulting from operations	$15,968,759
*	Net investment income includes $26,049 of pro forma eliminated expenses.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that has been included in the Fund's Statement of Operations as of July 31, 2010. The Fund received net assets from the Acquired Fund as the result of the tax-free reorganization as follows:

Shares of the Fund Issued	Acquired Fund Net Assets Received	Unrealized Appreciation[1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
922,522	$10,496,720	$1,330,038	$165,493,416	$175,990,136
1	Unrealized Appreciation is included in the Acquired Fund Net Assets Received amount shown above.
Annual Shareholder Report
21

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value Annual Shareholder Report
22

will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Annual Shareholder Report
23

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear distribution services fees, shareholder services fees, account administration fees and certain transfer and dividend disbursing agent fees unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended July 31, 2010, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2010, tax years 2007 through 2010 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Annual Shareholder Report
24

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended July 31	2010		2009
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	521,586	$5,756,584	2,232,749	$20,668,288
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated MDT Tax Aware/All Cap Core Fund	328,798	3,781,103	—	—
Shares issued to shareholders in payment of distributions declared	43,895	489,874	45,422	417,427
Shares redeemed	(1,951,339)	(21,307,824)	(3,379,111)	(32,553,562)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(1,057,060)	$(11,280,263)	(1,100,940)	$(11,467,847)
Year Ended July 31	2010		2009
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	733,878	$7,913,380	3,576,090	$35,336,951
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated MDT Tax Aware/All Cap Core Fund	412,781	4,701,779	—	—
Shares issued to shareholders in payment of distributions declared	50,820	561,556	69,892	636,717
Shares redeemed	(4,301,121)	(46,491,567)	(9,247,124)	(84,976,792)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(3,103,642)	$(33,314,852)	(5,601,142)	$(49,003,124)
Year Ended July 31	2010		2009
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	432,751	$4,549,627	1,152,913	$10,952,306
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated MDT Tax Aware/All Cap Core Fund	180,943	2,013,838	—	—
Shares issued to shareholders in payment of distributions declared	481	5,204	—	—
Shares redeemed	(2,207,745)	(23,182,102)	(2,748,508)	(25,404,032)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(1,593,570)	$(16,613,433)	(1,595,595)	$(14,451,726)
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Year Ended July 31	2010		2009
Class K Shares:	Shares	Amount	Shares	Amount
Shares sold	122,279	$1,312,548	219,186	$2,117,260
Shares issued to shareholders in payment of distributions declared	1,102	12,185	644	5,889
Shares redeemed	(100,223)	(1,089,383)	(123,095)	(1,093,285)
NET CHANGE RESULTING FROM CLASS K SHARE TRANSACTIONS	23,158	$235,350	96,735	$1,029,864
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(5,731,114)	$(60,973,198)	(8,200,942)	$(73,892,833)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for capital loss carryforwards acquired from a merger and the deferral of losses on wash sales.

For the year ended July 31, 2010, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Accumulated Net Realized Gain (Loss)
$3,121,530	$(3,121,530)

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2010 and 2009, was as follows:

	2010	2009
Ordinary income	$1,135,412	$1,183,243

As of July 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$471,081
Net unrealized appreciation	$5,495,802
Capital loss carryforwards	$(151,813,911)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2010, the cost of investments for federal tax purposes was $132,597,662. The net unrealized appreciation of investments for federal tax purposes was $5,495,802. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $10,608,814 and net unrealized depreciation from investments for those securities having an excess of cost over value of $5,113,012.

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At July 31, 2010, the Fund had a capital loss carryforward of $151,813,911 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:
Expiration Year	Expiration Amount
2016	$4,661,682
2017	$77,561,348
2018	$69,590,881

As a result of the tax-free transfer of assets from Federated MDT Tax Aware/All Cap Core Fund, the utilization of certain capital loss carryforwards listed above may be limited.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2010, the Adviser waived $249,121 of its fee. In addition, for the year ended July 31, 2010, an affiliate of the Adviser reimbursed $97,666 of transfer and dividend disbursing agent fees and expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2010, the net fee paid to FAS was 0.127% of average daily net assets of the Fund. FAS waived $53,290 of its fee.

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Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class C Shares and Class K Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Class K Shares	0.50%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2010, FSC retained $24,989 of fees paid by the Fund. For the year ended July 31, 2010, the Fund's Class A Shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Trustees.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2010, FSC retained $4,198 in sales charges from the sale of Class A Shares. FSC also retained $318 of CDSC relating to redemptions of Class C Shares.

Shareholder Services Fee

The Fund may pay fees (“Service Fees”) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for Service Fees. For the year ended July 31, 2010, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights) paid by the Fund's Institutional Shares, Class A Shares, Class C Shares and Class K Shares (after the voluntary waivers and reimbursements) will not exceed 1.02%, 1.30%, 2.09% and 1.76% (the “Fee Limit”), respectively, through the later of (the “Termination Date”): (a) September 30, 2010; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

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General

Certain Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2010, the Adviser reimbursed $2,581. Transactions with the affiliated company during the year ended July 31, 2010, were as follows:

Affiliate	Balance of Shares Held 7/31/2009	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2010	Value	Dividend Income
Federated Prime Value Obligations Fund, Institutional Shares	2,526,822	52,341,678	52,776,944	2,091,556	$2,091,556	$5,461

6. Investment TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2010, were as follows:

Purchases	$223,424,565
Sales	$294,752,784

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of July 31, 2010, there were no outstanding loans. During the year ended July 31, 2010, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of July 31, 2010, there were no outstanding loans. During the year ended July 31, 2010, the program was not utilized.

9. Legal Proceedings

Since October 2003, Federated Investors, Inc. and related entities (collectively, “Federated”), and various Federated sponsored mutual funds (“Federated Funds”) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of certain Federated Funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual Annual Shareholder Report
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fund shareholders. Federated without admitting the validity of any claim has reached a preliminary settlement with the Plaintiffs in these cases. Any settlement would have to be approved by the Court. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania. These lawsuits have been consolidated into a single action alleging excessive advisory fees involving one of the Federated Funds. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel, have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek monetary damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the allegations in these matters will not result in increased redemptions, or reduced sales, of shares of the Federated Funds or other adverse consequences for the Federated Funds.

10. Subsequent events

Management has evaluated subsequent events through the date the financial statements were issued, and determined that no events have occurred that require additional disclosure.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended July 31, 2010, 100% of total income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income distributions made by the Fund during the year ended July 31, 2010, 100% qualify for the dividend received deduction available to corporate shareholders.

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Report of Independent Registered Public Accounting Firm

TO THE BOARD OF trustees OF Federated MDt series AND SHAREHOLDERS OF federated mdt all cap core fund:

We have audited the accompanying statement of assets and liabilities of Federated MDT All Cap Core Fund (the “Fund”) (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT All Cap Core Fund, a portfolio of Federated MDT Series, at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 20, 2010

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Board of Trustees and Trust Officers

The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2009, the Trust comprised eight portfolio(s), and the Federated Fund Family consisted of 43 investment companies (comprising 145 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

Interested TRUSTEES Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Began serving: May 2006	Principal Occupations: Principal Executive Officer and President of the Federated Fund Family; Director or Trustee of some of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
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INDEPENDENT TRUSTEES Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Conroy, Jr., Ph.D. Birth Date: June 23, 1937 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.
Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.
Qualifications: Business management and director experience.
Nicholas P. Constantakis, CPA Birth Date: September 3, 1939 Trustee Began serving: June 2006	Principal Occupation: Director or Trustee of the Federated Fund Family.
Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).
Previous Position: Partner, Andersen Worldwide SC.
Qualifications: Public accounting and director experience.
John F. Cunningham Birth Date: March 5, 1943 Trustee Began serving: June 2006	Principal Occupation: Director or Trustee of the Federated Fund Family.
Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.
Previous Position: Pennsylvania Superior Court Judge.
Qualifications: Legal and director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: June 2006	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
Other Directorship Held: Board of Overseers, Babson College.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Family; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management, public accounting and director experience.
R. James Nicholson Birth Date: February 4, 1938 Trustee Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Family; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.
Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
Qualifications: Legal, government, business management and mutual fund director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
James F. Will Birth Date: October 12, 1938 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chancellor and President, Saint Vincent College.
Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.
Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.
Qualifications: Business management, education and director experience.
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OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: May 2006	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: May 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: June 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

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Evaluation and Approval of Advisory Contract - May 2010

Federated MDT All Cap Core Fund (the “Fund”)

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2010. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services (if any) received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

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The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be relevant, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar Annual Shareholder Report
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mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant in judging the reasonableness of proposed fees. He also observed that certain funds may exhibit important differences in their objectives and management techniques when compared to other funds placed in the same peer group by ranking organizations, noting in this connection that the Fund's quantitative investment program is of such a type.

The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the report. In addition, the Board was informed by the Adviser that, for the same periods, the Fund underperformed its benchmark index for the one-year period, underperformed its benchmark index for the three-year period and underperformed its benchmark index for the five-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries Annual Shareholder Report
39

for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. In this regard, the Board had been previously advised Annual Shareholder Report
40

that, while comparisons to fund peer groups are relevant in judging the reasonableness of advisory fees, the Fund's quantitative focus makes fee and expense comparisons particularly difficult. Although the Fund's advisory fee was above the median of the peer range, the peer group of funds varied widely in their complexity, and the management of the Fund is among the more complex relative to its peers The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Annual Shareholder Report
41

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's website at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Portfolio Holdings” link.

Annual Shareholder Report
42

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated MDT All Cap Core Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R304

37312 (9/10)

Federated is a registered mark of Federated Investors, Inc.
2010  © Federated Investors, Inc.

Federated MDT Balanced Fund

Established 2002

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2010

Class A Shares
Class C Shares
Class K Shares
(Effective December 31, 2010, the Fund's Class K Shares will be redesignated as Class R Shares)

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,				Period Ended 7/31/2006[2]
	2010	2009	2008	2007[1]
Net Asset Value,Beginning of Period	$10.17	$12.51	$13.75	$13.21	$13.67
Income FromInvestment Operations:
Net investment income	0.16[3]	0.20[3]	0.28[3]	0.20[3]	0.18[3]
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	0.71	(2.27)	(1.00)	1.15	0.46
TOTAL FROM INVESTMENT OPERATIONS	0.87	(2.07)	(0.72)	1.35	0.64
Less Distributions:
Distributions from net investment income	(0.18)	(0.27)	(0.17)	(0.16)	(0.17)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	—	—	(0.35)	(0.65)	(0.93)
TOTAL DISTRIBUTIONS	(0.18)	(0.27)	(0.52)	(0.81)	(1.10)
Net Asset Value, End of Period	$10.86	$10.17	$12.51	$13.75	$13.21
Total Return[4]	8.51%	(16.35)%	(5.60)%	10.39%	4.85%
Ratios to Average Net Assets:
Net expenses	1.21%	1.30%	1.31%	1.40%	1.50%[5]
Net investment income	1.47%	2.03%	2.08%	1.42%	1.60%[5]
Expense waiver/reimbursement[6]	0.25%	0.14%	0.03%	0.13%	0.17%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$86,018	$105,635	$153,458	$51,167	$1,962
Portfolio turnover	130%	231%	158%	174%	139%[7]
1	MDT Balanced Fund (the “Predecessor Fund”) was reorganized into Federated MDT Balanced Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.
2	Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.
3	Per share numbers have been calculated using the average shares method.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
7	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2006.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,				Period Ended 7/31/2006[2]
	2010	2009	2008	2007[1]
Net Asset Value,Beginning of Period	$10.03	$12.30	$13.60	$13.13	$13.67
Income FromInvestment Operations:
Net investment income	0.08[3]	0.13[3]	0.19[3]	0.09[3]	0.10[3]
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	0.69	(2.23)	(1.00)	1.14	0.44
TOTAL FROM INVESTMENT OPERATIONS	0.77	(2.10)	(0.81)	1.23	0.54
Less Distributions:
Distributions from net investment income	(0.10)	(0.17)	(0.14)	(0.11)	(0.15)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	—	—	(0.35)	(0.65)	(0.93)
TOTAL DISTRIBUTIONS	(0.10)	(0.17)	(0.49)	(0.76)	(1.08)
Net Asset Value, End of Period	$10.70	$10.03	$12.30	$13.60	$13.13
Total Return[4]	7.63%	(16.95)%	(6.28)%	9.50%	4.04%
Ratios to Average Net Assets:
Net expenses	1.96%	2.05%	2.05%	2.15%	2.25%[5]
Net investment income	0.71%	1.28%	1.41%	0.66%	0.85%[5]
Expense waiver/reimbursement[6]	0.22%	0.10%	0.03%	0.16%	0.17%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$49,907	$55,582	$82,033	$15,775	$3,910
Portfolio turnover	130%	231%	158%	174%	139%[7]
1	The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.
2	Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.
3	Per share numbers have been calculated using the average shares method.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
7	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2006.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights - Class K Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,			Period Ended 7/31/2007[1]
	2010	2009	2008
Net Asset Value,Beginning of Period	$10.14	$12.51	$13.77	$14.28
Income FromInvestment Operations:
Net investment income	0.10[2]	0.15[2]	0.20[2]	0.05[2]
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	0.72	(2.27)	(0.98)	0.26
TOTAL FROM INVESTMENT OPERATIONS	0.82	(2.12)	(0.78)	0.31
Less Distributions:
Distributions from net investment income	(0.13)	(0.25)	(0.13)	(0.17)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	—	—	(0.35)	(0.65)
TOTAL DISTRIBUTIONS	(0.13)	(0.25)	(0.48)	(0.82)
Net Asset Value, End of Period	$10.83	$10.14	$12.51	$13.77
Total Return[3]	8.01%	(16.75)%	(6.01)%	2.33%
Ratios to Average Net Assets:
Net expenses	1.70%	1.79%	1.77%	1.90%[4]
Net investment income	0.96%	1.56%	1.53%	0.60%[4]
Expense waiver/reimbursement[5]	0.21%	0.09%	0.02%	0.05%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$673	$597	$708	$18
Portfolio turnover	130%	231%	158%	139%[6]
1	Reflects operations for the period from December 12, 2006 (date of initial public investment) to July 31, 2007.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
6	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2007.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2010 to July 31, 2010.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 2/1/2010	Ending Account Value 7/31/2010	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,015.90	$6.05
Class C Shares	$1,000	$1,012.30	$9.78
Class K Shares	$1,000	$1,014.00	$8.49
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,018.79	$6.06
Class C Shares	$1,000	$1,015.08	$9.79
Class K Shares	$1,000	$1,016.36	$8.50
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	1.21%
Class C Shares	1.96%
Class K Shares	1.70%
Annual Shareholder Report

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Management's Discussion of Fund
Performance (Unaudited)

For the 12-month reporting period ended July 31, 2010, the fund's Class A Shares, Class C Shares and Class K Shares produced total returns of 8.51%, 7.63% and 8.01%, respectively, based on net asset value. Over the same period, the Standard & Poor's 500 Index1 (S&P 500) and the Barclays Capital U.S. Aggregate Bond Index2 returned 13.84% and 8.91%, respectively, while the Lipper Balanced Fund Index3 returned 12.09%.

The following discussion will focus on the performance of the fund's
Class A Shares.

1	The Standard & Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made directly in an index.
2	The Barclay's Capital U.S. Aggregate Bond Index is an unmanaged index composed of securities from the Barclay's Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. Investments cannot be made directly in an index.
3	Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
Annual Shareholder Report

MARKET OVERVIEW

Over the reporting period, domestic equity markets' performance was positive if somewhat erratic as expectations for economic growth improved before subsequently tailing off. The Russell 3000® Index,4 which represents the performance of the 3,000 largest U.S. companies by market capitalization, finished the period up a solid 14.82%. Mid-cap stocks led the way as demonstrated by the 23.21% return of the Russell Midcap® Index,5 which exceeded the 11.27% and 18.43% results for the Russell Top 200®Index,6 representing large-cap stocks, and the Russell 2000® Index,7 representing small-cap stocks, respectively. Value stocks outperformed growth stocks during the year, with the Russell 3000® Value Index8 returning 15.78% as compared to 13.88% for the Russell 3000 Growth®Index.9

4	The Russell 3000® Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged and investments cannot be made directly in an index.
5	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 27% of the total market capitalization of the Russell 1000® Index. The index is unmanaged and investments cannot be made directly in an index.
6	The Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000® Index, which represents approximately 65% of the total market capitalization of the Russell 1000® Index.
7	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. The index is unmanaged and investments cannot be made directly in an index.
8	The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. The index is unmanaged and investments cannot be made directly in an index.
9	The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes. The index is unmanaged and investments cannot be made directly in an index.
Annual Shareholder Report

Real Estate Investment Trust (REIT) fundamentals improved as the declining trend in employment slowed and credit availability improved during the period. REIT performance rebounded significantly from the severe downturn of the prior year, as demonstrated by the 53.90% return of the Standard & Poor's U.S. REIT Index.10

International equities11 in developed markets underperformed the domestic equity market during the period with the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index12 returning 6.26%. Benefitting from more robust economic growth, emerging markets13 had better results with the MSCI Emerging Markets Free Index14 returning 19.92% over the period.

The bond markets enjoyed a sanguine period over the year as the economy appeared to be in the early stages of recovery. Credit-related sectors showed significant easing of tensions as compared to the previous 12 months, when markets were still in a period of turmoil. Consequently, spreads narrowed significantly in the high yield, emerging markets, commercial mortgage-backed securities (CMBS) and investment-grade corporate markets. Interest rates declined across the maturity spectrum from 20 to 90 basis points, more in the intermediate part of the yield curve. Given that spreads tightened and yields declined, total returns across bond sectors were decidedly positive. For example, the total return on the Barclays Capital U.S. Aggregate Bond Index was 8.91% for the period.

10	The S&P REIT Index tracks the market performance of U.S. Real Estate Investment Trusts, known as REITs. It consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate portfolio. Investments in REITs involve special risks associated with an investment in real estate, such as limited liquidity and interest rate risks. The index is unmanaged and investments cannot be made directly in an index.
11	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.
12	The EAFE Index measures international equity performance. It comprises 21 MSCI country indices, representing the developed markets outside of North America. The index is unmanaged and investments cannot be made directly in an index.
13	Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries, and currency risks and political risks are accentuated in emerging markets.
14	The MSCI Emerging Markets Free Index is an unmanaged index reflecting approximately 60% of the market capitalization, by industry, in each of 26 emerging market countries. The index is unmanaged and investments cannot be made directly in an index.
Annual Shareholder Report

ASSET ALLOCATION

During the 12-month reporting period, equity investments accounted for an average of approximately 69% of the portfolio while fixed income, cash and a small allocation to commodities, accounted for an average of 31%. This emphasis on equities helped results early in the period when stocks rallied, but hindered performance later when valuations deteriorated. Within the fund's equity portfolio, the allocation to REIT investments was increased during the period, which contributed positively to performance, and the allocation to developed international equities was reduced.

EQUITIES

Domestic equity investments, which were managed under Federated MDT's proprietary All Cap Core strategy, underperformed their benchmark, the Russell 3000 Index, during the 12-month reporting period. Stock selection in the Consumer Discretionary, Financials, Consumer Staples and Information Technology sectors were the most significant negative factors in the strategy's relative underperformance. Additionally, an underweight (the fund held less than the Index) in the Industrials sector hurt results. An underweight in the Consumer Staples sector and stock selection in the Health Care sector contributed positively to relative performance.

International equity investments trailed the performance of domestic equities as concerns about European sovereign credit hurt results. REIT investments outperformed their benchmark, benefitting from an overweight in companies investing in mall and urban office properties.

FIXED INCOME

The bond portion of the fund outperformed its benchmark, the Barclays Capital Aggregate Bond Index, over the reporting period. Overweights in sectors bearing some credit risk, including high yield, emerging markets, CMBS and investment-grade corporates provided a big boost to performance. Security selection15 also contributed significantly while yield curve management had a modest positive effect. Security selection in the MBS16 sector was the only meaningful negative contributor to relative performance.

15	High-yield, lower-rated securities generally entail greater market, credit and liquidity risk than investment-grade securities and may include higher volatility and higher risk of default. Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
16	The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT  -  CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Balanced Fund2 (Class A Shares) (the “Fund”) from October 1, 2002 (start of performance) to July 31, 2010, compared to the Standard and Poor's 500 Index (S&P 500),3 the Lipper Mixed-Asset Target Allocation Growth Funds Index4 and the Barclays Capital U.S. Aggregate Bond Index (BCAB).3

Average Annual Total Returns for the Period Ended 7/31/2010
1 Year	2.56%
5 Years	-1.19%
Start of Performance (10/1/2002)[5]	4.76%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

Annual Shareholder Report

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, BCAB and the Lipper Mixed-Asset Target Allocation Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The Fund is the successor to the MDT Balanced Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information shown for periods prior to that date is that of the MDT Balanced Fund.
3	The S&P 500 and the BCAB are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
4	Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. Lipper figures do not reflect sales charges.
5	The start of performance date was October 1, 2002. Class A Shares of the Fund were offered beginning September 15, 2005. Performance results shown before that date are for the Fund's Institutional Shares and have been adjusted for the maximum sales charge and total annual operating expenses applicable to the Fund's Class A Shares. The Fund's Institutional Shares commenced operations on October 1, 2002. Subject to the expense adjustments noted above, the Fund's Class A Shares annual returns would have been substantially similar to those of the Fund's Institutional Shares because shares of each class are invested in the same portfolio of securities.
Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT  -  CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Balanced Fund2 (Class C Shares) (the “Fund”) from October 1, 2002 (start of performance) to July 31, 2010, compared to the Standard and Poor's 500 Index (S&P 500),3 the Lipper Mixed-Asset Target Allocation Growth Funds Index4 and the Barclays Capital U.S. Aggregate Bond Index (BCAB).3

Average Annual Total Returns for the Period Ended 7/31/2010
1 Year	6.63%
5 Years	-0.85%
Start of Performance (10/1/2002)[5]	4.71%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 1.00%, as applicable.

Annual Shareholder Report

1	Represents a hypothetical investment of $10,000 in the Fund. The maximum CDSC is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, BCAB and Lipper Mixed-Asset Target Allocation Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The Fund is the successor to the MDT Balanced Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information shown for periods prior to that date is that of the MDT Balanced Fund.
3	The S&P 500 and BCAB are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
4	Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. Lipper figures do not reflect sales charges.
5	The start of performance date was October 1, 2002. Class C Shares of the Fund were offered beginning September 15, 2005. Performance results shown before that date are for the Fund's Institutional Shares and have been adjusted for the maximum CDSC and total annual operating expenses applicable to the Fund's Class C Shares. The Fund's Institutional Shares commenced operations on October 1, 2002. Subject to the expense adjustments noted above, the Fund's Class C Shares annual returns would have been substantially similar to those of the Fund's Institutional Shares because shares of each class are invested in the same portfolio of securities.
Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT  -  CLASS K SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Balanced Fund2 (Class K Shares) (the “Fund”) from October 1, 2002 (start of performance) to July 31, 2010, compared to the Standard and Poor's 500 Index (S&P 500),3 the Lipper Mixed-Asset Target Allocation Growth Funds Index4 and the Barclays Capital U.S. Aggregate Bond Index (BCAB).3

Average Annual Total Returns for the Period Ended 7/31/2010
1 Year	8.01%
5 Years	-0.48%
Start of Performance (10/1/2002)[5]	5.05%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Annual Shareholder Report

1	The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, BCAB and the Lipper Mixed-Asset Target Allocation Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The Fund is the successor to the MDT Balanced Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information shown for periods prior to that date is that of the MDT Balanced Fund.
3	The S&P 500 and the BCAB are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
4	Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. Lipper figures do not reflect sales charges.
5	The start of performance date was October 1, 2002. Class K Shares of the Fund were offered beginning December 12, 2006. Performance results shown before that date are for the Fund's Institutional Shares and have been adjusted for total annual operating expenses applicable to the Fund's Class K Shares. The Fund's Institutional Shares commenced operations on October 1, 2002. Subject to the expense adjustments noted above, the Fund's Class K Shares annual returns would have been substantially similar to those of the Fund's Institutional Shares because shares of each class are invested in the same portfolio of securities.
Annual Shareholder Report

Portfolio of Investments Summary Tables (unaudited)

At July 31, 2010, the Fund's portfolio composition1 was as follows:

Security Type	Percentage of Total Net Assets
Domestic Equity Securities	54.5%
Corporate Debt Securities	16.5%
International Equity Securities (including International Exchange-Traded Funds)	6.1%
Mortgage-Backed Securities	4.7%
U.S. Treasury and Agency Securities[2]	3.8%
Collateralized Mortgage Obligations	1.7%
Asset-Backed Securities	1.6%
Foreign Debt Securities	1.0%
Municipal Security[3]	0.0%
Cash Equivalents[4]	8.0%
Derivative Contracts[3,5]	(0.0)%
Other Assets and Liabilities — Net[6]	2.1%
TOTAL	100.0%
1	See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
2	Also includes $168,082 held in U.S. Treasuries pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts.
3	Represents less than 0.1%.
4	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
5	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this report.
6	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

At July 31, 2010, the Fund's industry composition7 for its equity securities (excluding international exchange-traded funds) was as follows:
Industry Composition	Percentage of Equity Securities
Real Estate Investment Trusts	8.6%
Money Center Banks	8.1%
Financial Services	7.1%
Integrated International Oil	5.1%
Crude Oil & Gas Production	4.9%
Integrated Domestic Oil	4.4%
Life Insurance	4.2%
Miscellaneous Food Products	4.2%
Property Liability Insurance	4.0%
Undesignated Consumer Cyclicals	3.2%
Cable TV	2.9%
Services to Medical Professionals	2.9%
Electronic Equipment Instruments & Components	2.6%
Tobacco	2.6%
Specialty Retailing	2.2%
Computers — High End	1.8%
Electric Utility	1.7%
Software Packaged/Custom	1.7%
Medical Technology	1.6%
Multi-Line Insurance	1.6%
Semiconductor Manufacturing	1.5%
Biotechnology	1.4%
Defense Electronics	1.4%
Ethical Drugs	1.2%
Miscellaneous Machinery	1.1%
Computer Stores	1.0%
Miscellaneous Components	1.0%
Semiconductor Distribution	1.0%
Other[8]	15.0%
TOTAL	100.0%
7	Industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
8	For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's equity securities have been aggregated under the designation “Other.”
Annual Shareholder Report

Portfolio of Investments

July 31, 2010

Principal Amount or Shares			Value
		COMMON STOCKS – 54.7%
		Aerospace & Defense – 0.1%
4,476	[1]	Hexcel Corp.	83,656
1,600		ITT Corp.	75,392
		TOTAL	159,048
		Agricultural Chemicals – 0.1%
4,800		Bunge Ltd.	238,320
		Air Freight & Logistics – 0.1%
3,500		United Parcel Service, Inc.	227,500
		Airline - Regional – 0.3%
12,120	[1]	Alaska Air Group, Inc.	625,271
		Apparel – 0.0%
1,821	[1]	Carter's, Inc.	44,141
761	[1]	Maidenform Brands, Inc.	18,896
763	[1]	Volcom, Inc.	12,414
		TOTAL	75,451
		Auto Original Equipment Manufacturers – 0.3%
900	[1]	AutoZone, Inc.	190,413
7,400		Johnson Controls, Inc.	213,194
2,500	[1]	LKQ Corp.	49,450
432		Sun Hydraulics, Inc.	11,141
1,200	[1]	Tenneco Automotive, Inc.	33,120
		TOTAL	497,318
		Auto Part Replacement – 0.1%
5,000	[1]	WABCO Holdings, Inc.	193,400
		Auto Rentals – 0.0%
2,280	[1]	United Rentals, Inc.	30,050
		Beer – 0.0%
821	[1]	The Boston Beer Co., Inc., Class A	56,945
		Biotechnology – 0.8%
26,200	[1]	Amgen, Inc.	1,428,686
1,725	[1]	Questcor Pharmaceuticals, Inc.	19,406
749	[1]	Regeneron Pharmaceuticals, Inc.	18,119
		TOTAL	1,466,211
Annual Shareholder Report

Principal Amount or Shares			Value
		Book Publishing – 0.0%
3,600		Scholastic Corp.	91,188
		Broadcasting – 0.0%
532	[1]	Loral Space & Communications Ltd.	25,451
		Building Materials – 0.0%
1,096		Quanex Building Products Corp.	19,279
		Building Products – 0.0%
2,591		Simpson Manufacturing Co., Inc.	66,822
		Business Services – 0.0%
658	[1]	OpenTable, Inc.	29,413
		Cable TV – 1.6%
78,000	[1]	DIRECTV- Class A	2,898,480
		Capital Markets – 0.2%
13,500		Morgan Stanley	364,365
		Carpets – 0.0%
2,300		Interface, Inc.	28,589
		Clothing Stores – 0.2%
2,969	[1]	AnnTaylor Stores Corp.	52,076
1,337		Cato Corp., Class A	31,125
957	[1]	Children's Place Retail Stores, Inc.	40,051
3,372	[1]	Fossil, Inc.	133,531
1,339	[1]	Jos A. Bank Clothiers, Inc.	78,573
3,800		Limited Brands	97,432
		TOTAL	432,788
		Commodity Chemicals – 0.2%
3,300		Du Pont (E.I.) de Nemours & Co.	134,211
1,054		Newmarket Corp.	112,978
800		PPG Industries, Inc.	55,576
		TOTAL	302,765
		Communications Equipment – 0.1%
3,900		Harris Corp.	173,667
		Computer Peripherals – 0.3%
5,002	[1]	Aruba Networks, Inc.	84,934
10,800	[1]	Network Appliance, Inc.	456,840
1,271	[1]	Synaptics, Inc.	39,782
		TOTAL	581,556
Annual Shareholder Report

Principal Amount or Shares			Value
		Computer Services – 0.3%
135	[1]	CACI International, Inc., Class A	6,348
4,200	[1]	Fiserv, Inc.	210,420
1,256	[1]	Manhattan Associates, Inc.	33,736
7,500	[1]	Synnex Corp.	197,925
3,364	[1]	Xyratex Ltd.	43,698
		TOTAL	492,127
		Computer Stores – 0.6%
35,100	[1]	Ingram Micro, Inc., Class A	580,203
11,300	[1]	Tech Data Corp.	447,028
		TOTAL	1,027,231
		Computers - High End – 1.0%
14,400		IBM Corp.	1,848,960
		Construction Machinery – 0.0%
348		NACCO Industries, Inc., Class A	30,986
		Consumer Cyclical - Lodging – 0.0%
3,600		Wyndham Worldwide Corp.	91,908
		Copper – 0.1%
2,900		Freeport-McMoRan Copper & Gold, Inc.	207,466
		Cosmetics & Toiletries – 0.1%
2,296	[1]	Sally Beauty Holdings, Inc.	21,720
3,010	[1]	Ulta Salon Cosmetics & Fragrance, Inc.	76,033
		TOTAL	97,753
		Crude Oil & Gas Production – 2.7%
9,300		Apache Corp.	888,894
176,500		Chesapeake Energy Corp.	3,711,795
124	[1]	Clayton Williams Energy, Inc.	5,519
5,000		Devon Energy Corp.	312,450
1,762	[1]	Gulfport Energy Corp.	23,012
		TOTAL	4,941,670
		Dairy Products – 0.0%
33		Cal-Maine Foods, Inc.	1,042
		Defense Electronics – 0.8%
10,000		Northrop Grumman Corp.	586,400
18,100		Raytheon Co.	837,487
		TOTAL	1,423,887
		Department Stores – 0.0%
1,200	[1]	Sears Holdings Corp.	85,200
Annual Shareholder Report

Principal Amount or Shares			Value
		Discount Department Stores – 0.1%
5,363	[1]	99 Cents Only Stores	89,133
439		Pricesmart, Inc.	12,292
		TOTAL	101,425
		Diversified Financial Services – 0.0%
6,100	[1]	American Capital Ltd.	31,659
		Diversified Leisure – 0.1%
3,786	[1]	Coinstar, Inc.	172,263
		Electric & Electronic Original Equipment Manufacturers – 0.1%
1,100		Eaton Corp.	86,306
6,000	[1]	General Cable Corp.	159,240
		TOTAL	245,546
		Electric Utility – 0.9%
21,200		Constellation Energy Group	669,920
3,600		DPL, Inc.	91,116
11,800		Edison International	391,170
17,300		Public Service Enterprises Group, Inc.	569,170
		TOTAL	1,721,376
		Electrical Equipment – 0.3%
2,784		Baldor Electric Co.	106,404
931		Belden, Inc.	22,242
2,700		Emerson Electric Co.	133,758
959	[1]	Littelfuse, Inc.	34,150
1,471		Smith (A.O.) Corp.	80,434
4,500	[1]	Thomas & Betts Corp.	178,380
		TOTAL	555,368
		Electronic Equipment Instruments & Components – 1.4%
146,800		Corning, Inc.	2,660,016
		Electronic Instruments – 0.1%
609	[1]	Faro Technologies, Inc.	12,527
2,021	[1]	Hittite Microwave Corp.	92,885
1,015	[1]	IRobot Corp.	20,665
929	[1]	Ixia	10,201
2,062	[1]	Power-One, Inc.	25,631
3,700	[1]	Trimble Navigation Ltd.	104,969
		TOTAL	266,878
		Electronic Test/Measuring Equipment – 0.1%
2,300	[1]	Itron, Inc.	149,661
Annual Shareholder Report

Principal Amount or Shares			Value
		Ethical Drugs – 0.6%
33,800		Lilly (Eli) & Co.	1,203,280
		Financial Services – 3.9%
80,400		Ameriprise Financial, Inc.	3,408,156
3,201		Deluxe Corp.	65,877
800		Nelnet, Inc., Class A	16,128
21,700		Principal Financial Group	555,737
5,866	[1]	Verifone Systems, Inc.	128,348
41,300		Visa, Inc. - Class A Shares	3,029,355
		TOTAL	7,203,601
		Furniture – 0.0%
55		Ethan Allen Interiors, Inc.	844
3,056	[1]	Tempur-Pedic International, Inc.	93,727
		TOTAL	94,571
		Generic Drugs – 0.1%
976	[1]	Impax Laboratories, Inc.	15,997
1,500		Perrigo Co.	84,015
		TOTAL	100,012
		Greeting Cards – 0.1%
9,565		American Greetings Corp., Class A	195,987
		Home Health Care – 0.1%
3,619	[1]	Amerigroup Corp.	129,416
580	[1]	LHC Group, Inc.	13,334
		TOTAL	142,750
		Home Products – 0.1%
1,500		Jarden Corp.	43,425
2,714		Tupperware Brands Corp.	106,904
		TOTAL	150,329
		Hotels – 0.0%
1,400		Marriott International, Inc., Class A	47,474
		Household Appliances – 0.3%
7,700		Whirlpool Corp.	641,410
		Industrial Machinery – 0.1%
600		Dover Corp.	28,782
1,700		Graco, Inc.	53,669
811		Tennant Co.	30,429
		TOTAL	112,880
Annual Shareholder Report

Principal Amount or Shares			Value
		Integrated Domestic Oil – 2.4%
42,100		ConocoPhillips	2,324,762
40,800		Hess Corp.	2,186,472
		TOTAL	4,511,234
		Integrated International Oil – 2.8%
55,600		Chevron Corp.	4,237,276
16,200		Exxon Mobil Corp.	966,816
		TOTAL	5,204,092
		Internet Services – 0.3%
5,900	[1]	NetFlix, Inc.	605,045
738	[1]	Overstock.com, Inc.	14,590
		TOTAL	619,635
		Leasing – 0.0%
2,202		Textainer Group Holdings Ltd.	60,115
		Life Insurance – 2.3%
1,900		American Equity Investment Life Holding Co.	20,520
77,200		MetLife, Inc.	3,247,032
17,400		Prudential Financial	996,846
		TOTAL	4,264,398
		Machined Parts Original Equipment Manufactures – 0.0%
441		Applied Industrial Technologies, Inc.	12,348
		Magazine Publishing – 0.1%
5,500		McGraw-Hill Cos., Inc.	168,795
		Mail Order – 0.1%
2,932	[1]	HSN, Inc.	86,201
937	[1]	Systemax, Inc.	15,329
		TOTAL	101,530
		Maritime – 0.1%
6,500	[1]	Genco Shipping & Trading Ltd.	108,550
		Meat Packing – 0.1%
15,500	[1]	Smithfield Foods, Inc.	220,875
		Medical Supplies – 0.2%
2,003	[1]	Emergency Medical Services Corp., Class A	89,614
3,161	[1]	NuVasive, Inc.	103,586
3,347	[1]	Sirona Dental Systems, Inc.	103,021
		TOTAL	296,221
Annual Shareholder Report

Principal Amount or Shares			Value
		Medical Technology – 0.9%
824	[1]	Integra Lifesciences Corp.	29,771
3,100	[1]	Intuitive Surgical, Inc.	1,017,947
1,886	[1]	Thoratec Laboratories Corp.	69,367
9,800	[1]	Zimmer Holdings, Inc.	519,302
		TOTAL	1,636,387
		Metal Containers – 0.0%
200		Silgan Holdings, Inc.	5,684
		Metal Fabrication – 0.1%
616		Barnes Group, Inc.	11,322
426	[1]	Ladish Co., Inc.	12,529
5,068		Worthington Industries, Inc.	72,624
		TOTAL	96,475
		Miscellaneous Components – 0.5%
6,888	[1]	Amkor Technology, Inc.	39,744
13,900		Amphenol Corp., Class A	622,720
3,009	[1]	Applied Micro Circuits Corp.	35,987
5,580	[1]	MKS Instruments, Inc.	119,747
22,000	[1]	Vishay Intertechnology, Inc.	186,780
		TOTAL	1,004,978
		Miscellaneous Food Products – 2.3%
152,600		Archer-Daniels-Midland Co.	4,175,136
843		Diamond Foods, Inc.	37,547
500		The Andersons, Inc.	17,185
		TOTAL	4,229,868
		Miscellaneous Machinery – 0.6%
21,500		Illinois Tool Works, Inc.	935,250
1,643		Nordson Corp.	103,591
1,500		Rockwell Automation, Inc.	81,225
		TOTAL	1,120,066
		Miscellaneous Metals – 0.0%
194		AMCOL International Corp.	5,812
		Money Center Bank – 4.5%
974,500	[1]	Citigroup, Inc.	3,995,450
106,700		J.P. Morgan Chase & Co.	4,297,876
		TOTAL	8,293,326
		Multi-Industry Capital Goods – 0.0%
470		Raven Industries, Inc.	16,464
Annual Shareholder Report

Principal Amount or Shares			Value
		Multi-Line Insurance – 0.9%
13,300		Assurant, Inc.	495,957
13,800	[1]	CNA Financial Corp.	387,228
1,258		FBL Financial Group, Inc., Class A	28,544
22,400		Lincoln National Corp.	583,296
3,500		Unitrin, Inc.	97,265
		TOTAL	1,592,290
		Office Furniture – 0.0%
1,142		HNI Corp.	29,509
		Oil Refiner – 0.3%
28,100		Valero Energy Corp.	477,419
4,652		World Fuel Services Corp.	121,185
		TOTAL	598,604
		Oil Service, Explore & Drill – 0.3%
18,700	[1]	Rowan Cos., Inc.	472,362
		Oil Well Supply – 0.1%
2,472		Lufkin Industries, Inc.	101,624
3,695		RPC, Inc.	61,632
		TOTAL	163,256
		Paper Products – 0.0%
202	[1]	Clearwater Paper Corp.	12,449
659		Neenah Paper, Inc.	11,822
834		Rock-Tenn Co.	44,386
		TOTAL	68,657
		Personal Loans – 0.4%
12,300		Capital One Financial Corp.	520,659
4,116	[1]	World Acceptance Corp.	170,526
		TOTAL	691,185
		Personnel Agency – 0.0%
524		Maximus, Inc.	31,540
		Photo-Optical Component-Equipment – 0.0%
1,179		Cognex Corp.	21,988
		Photography – 0.0%
837	[1]	Eastman Kodak Co.	3,323
		Plastic – 0.0%
2,148	[1]	Polyone Corp.	22,146
Annual Shareholder Report

Principal Amount or Shares			Value
		Plastic Containers – 0.0%
1,400	[1]	Owens-Illinois, Inc.	38,710
		Pollution Control – 0.1%
4,000		Danaher Corp.	153,640
		Poultry Products – 0.1%
2,130		Sanderson Farms, Inc.	99,577
		Printed Circuit Boards – 0.0%
423	[1]	Benchmark Electronics, Inc.	7,064
1,147		Park Electrochemical Corp.	31,474
3,169	[1]	Sanmina-SCI Corporation	39,834
		TOTAL	78,372
		Professional Services – 0.0%
547		Corporate Executive Board Co.	15,409
		Property Liability Insurance – 2.2%
5,200		American Financial Group, Inc., Ohio	153,244
2,500		Chubb Corp.	131,575
2,400		Horace Mann Educators Corp.	40,368
3,700		Platinum Underwriters Holdings Ltd.	144,596
1,400		RenaissanceRe Holdings Ltd.	80,108
69,900		The Travelers Cos, Inc.	3,526,455
		TOTAL	4,076,346
		Real Estate Investment Trusts – 4.7%
53,500		AMB Property Corp.	1,335,360
4,000		Alexandria Real Estate Equities, Inc.	282,200
85,000		Annaly Capital Management, Inc.	1,479,000
4,000		Avalonbay Communities, Inc.	420,360
7,500		Boston Properties, Inc.	614,250
16,000		Digital Realty Trust, Inc.	1,011,520
26,056		Host Hotels & Resorts, Inc.	373,643
15,000		Kimco Realty Corp.	226,050
9,468		Macerich Co. (The)	392,449
12,000		Plum Creek Timber Co., Inc.	430,560
8,000		SL Green Realty Corp.	481,920
13,691		Simon Property Group, Inc.	1,221,511
5,599		Vornado Realty Trust	463,485
		TOTAL	8,732,308
		Recreational Goods – 0.0%
1,318		Sturm Ruger & Co., Inc.	18,452
Annual Shareholder Report

Principal Amount or Shares			Value
		Recreational Vehicles – 0.1%
2,851		Brunswick Corp.	48,239
1,664		Polaris Industries, Inc.	99,341
		TOTAL	147,580
		Restaurant – 0.1%
3,013	[1]	Cheesecake Factory, Inc.	70,625
244	[1]	Chipotle Mexican Grill, Inc.	36,087
591		Cracker Barrel Old Country Store, Inc.	28,947
1,356	[1]	DineEquity, Inc.	49,440
		TOTAL	185,099
		Roofing & Wallboard – 0.0%
1,310	[1]	Beacon Roofing Supply, Inc.	22,349
		Securities Brokerage – 0.2%
2,200		Goldman Sachs Group, Inc.	331,804
		Semiconductor Distribution – 0.6%
23,300	[1]	Arrow Electronics, Inc.	577,607
18,300	[1]	Avnet, Inc.	460,245
1,764	[1]	Lattice Semiconductor Corp.	9,808
		TOTAL	1,047,660
		Semiconductor Manufacturing – 0.8%
3,768	[1]	Cavium Networks, Inc.	101,095
3,906	[1]	Cirrus Logic, Inc.	76,167
3,314	[1]	Integrated Device Technology, Inc.	19,254
3,000		Micrel, Inc.	29,160
160,600	[1]	Micron Technology, Inc.	1,169,168
3,000	[1]	NetLogic Microsystems, Inc.	88,680
452	[1]	Rubicon Technology, Inc.	13,673
1,445	[1]	Semtech Corp.	25,114
558	[1]	Supertex, Inc.	14,475
		TOTAL	1,536,786
		Semiconductor Manufacturing Equipment – 0.1%
2,129	[1]	Advanced Energy Industries, Inc.	37,492
1,291	[1]	Brooks Automation, Inc.	9,850
1,671	[1]	GT Solar International, Inc.	10,828
1,683	[1]	Veeco Instruments, Inc.	72,874
		TOTAL	131,044
		Semiconductors & Semiconductor Equipment – 0.2%
19,600	[1]	Fairchild Semiconductor International, Inc., Class A	177,968
Annual Shareholder Report

Principal Amount or Shares			Value
7,600		Linear Technology Corp.	242,288
		TOTAL	420,256
		Services to Medical Professionals – 1.6%
1,200	[1]	HMS Holdings Corp.	67,584
4,000	[1]	Health Net, Inc.	94,200
31,200		Omnicare, Inc.	768,456
1,100		Quest Diagnostics, Inc.	51,689
16,200		UnitedHealth Group, Inc.	493,290
29,300	[1]	Wellpoint, Inc.	1,486,096
		TOTAL	2,961,315
		Shoes – 0.2%
1,675		Brown Shoe Co., Inc.	24,489
2,053	[1]	Collective Brands, Inc.	32,889
1,089	[1]	DSW, Inc.	28,978
2,634	[1]	Deckers Outdoor Corp.	134,044
1,598	[1]	Steven Madden Ltd.	61,731
2,752	[1]	Timberland Co., Class A	48,490
		TOTAL	330,621
		Software Packaged/Custom – 0.9%
1,687	[1]	Ariba, Inc.	26,941
900	[1]	BMC Software, Inc.	32,022
1,000	[1]	Blackboard, Inc.	37,970
1,973	[1]	Blue Coat Systems, Inc.	43,209
8,700		CA, Inc.	170,172
2,877	[1]	CSG Systems International, Inc.	54,260
4,300	[1]	F5 Networks, Inc.	377,669
2,500	[1]	GSI Commerce, Inc.	56,300
2,400	[1]	Informatica Corp.	72,312
42	[1]	Lawson Software, Inc.	335
492	[1]	MicroStrategy, Inc., Class A	40,831
743	[1]	Quest Software, Inc.	14,979
6,600	[1]	Rovi Corporation	293,700
16,000	[1]	Symantec Corp.	207,520
8,980	[1]	Tibco Software, Inc.	121,769
2,300	[1]	VMware, Inc., Class A	178,319
		TOTAL	1,728,308
Annual Shareholder Report

Principal Amount or Shares			Value
		Specialty Chemicals – 0.2%
482		Arch Chemicals, Inc.	16,518
5,000		Cabot Corp.	147,500
218		Chemed Corp.	11,537
1,700	[1]	Kraton Performance Polymers, Inc.	39,882
2,200	[1]	OM Group, Inc.	59,400
2,360	[1]	Polypore International, Inc.	57,962
4,255	[1]	Rockwood Holdings, Inc.	124,288
		TOTAL	457,087
		Specialty Machinery – 0.1%
2,600		Gardner Denver, Inc.	132,002
673	[1]	Universal Display Corp.	13,871
		TOTAL	145,873
		Specialty Retailing – 1.2%
57,700		CVS Corp.	1,770,813
1,914	[1]	Hibbett Sports, Inc.	50,664
1,732	[1]	J Crew Group, Inc.	61,711
1,276	[1]	Kirkland's, Inc.	21,513
3,600	[1]	Penske Automotive Group, Inc.	50,400
4,165		Sothebys Holdings, Inc., Class A	112,996
1,972		Tractor Supply Co.	137,074
488	[1]	Vitamin Shoppe Industries, Inc.	13,332
		TOTAL	2,218,503
		Technology Hardware & Equipment – 0.0%
1,062	[1]	Isilon Systems, Inc.	18,627
441	[1]	Netezza Corp.	6,836
		TOTAL	25,463
		Telecommunication Equipment & Services – 0.2%
1,941	[1]	Acme Packet, Inc.	54,853
2,237		Adtran, Inc.	70,644
2,487	[1]	Anixter International, Inc.	120,172
3,764		Plantronics, Inc.	112,807
		TOTAL	358,476
		Textiles Apparel & Luxury Goods – 0.1%
1,900		Phillips Van Heusen Corp.	98,591
		Tobacco – 1.4%
5,900		Lorillard, Inc.	449,816
Annual Shareholder Report

Principal Amount or Shares			Value
42,100		Philip Morris International, Inc.	2,148,784
		TOTAL	2,598,600
		Trucking – 0.1%
580		Forward Air Corp.	16,843
2,055	[1]	Old Dominion Freight Lines, Inc.	81,029
		TOTAL	97,872
		Undesignated Consumer Cyclicals – 1.8%
4,270	[1]	Avis Budget Group, Inc.	52,692
825	[1]	Capella Education Co.	76,659
17,100	[1]	Convergys Corp.	191,007
941	[1]	DG Fastchannel, Inc.	35,880
4,700		DeVRY, Inc.	252,860
1,487	[1]	Grand Canyon Education, Inc.	36,090
1,900		Herbalife Ltd.	94,316
26,200	[1]	ITT Educational Services, Inc.	2,115,388
1,125	[1]	Lincoln Educational Services	23,726
3,311		Nu Skin Enterprises, Inc.	94,297
1,865	[1]	Parexel International Corp.	38,288
700		Strayer Education, Inc.	167,580
1,394	[1]	Universal Technical Institute, Inc.	28,396
2,553	[1]	Wright Express Corp.	89,330
		TOTAL	3,296,509
		Undesignated Consumer Staples – 0.0%
467	[1]	Medifast, Inc.	14,122
		Undesignated Technology – 0.0%
197	[1]	American Reprographics Co.	1,753
		Wireless Communications – 0.0%
459	[1]	InterDigital, Inc.	12,526
		TOTAL COMMON STOCKS (IDENTIFIED COST $98,060,379)	101,681,317
		Asset-Backed Securities – 1.6%
$250,000		Banc of America Commercial Mortgage, Inc. 2007-4 A4, 5.744%, 2/10/2051	259,324
1,200,000		Citigroup/Deutsche Bank Commercial Mortgage 2007-CD5, Series 2007-CD5, 5.886%, 11/15/2044	1,239,192
1,000,000	[2]	Credit Suisse Mortgage Capital Certificate 2006-C4, Series 2006-C4, 5.509%, 9/15/2039	750,000
Annual Shareholder Report

Principal Amount or Shares			Value
$29,614		CS First Boston Mortgage Securities Corp. 2002-HE4 AF, 5.510%, 8/25/2032	26,096
100,000		Merrill Lynch Mortgage Trust 2008-C1 AM, 6.461%, 2/12/2051	87,359
150,000		Merrill Lynch Mortgage Trust 2008-C1, Series 2008-C1, 5.425%, 2/12/2051	156,048
250,000		Merrill Lynch/Countrywide Commercial Mortgage 2007-6, Series 2007-6, 5.485%, 3/12/2051	237,392
140,000		Morgan Stanley Capital I 2006-IQ12 A4, 5.332%, 12/15/2043	144,090
		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $3,031,778)	2,899,501
		Collateralized Mortgage Obligations – 1.1%
2,668		Bear Stearns Mortgage Securities, Inc. 1997-6 1A, 7.141%, 3/25/2031	2,669
410,000		Citigroup/Deutsche Bank Commercial Mortgage 2007-CD4 A3, 5.293%, 12/11/2049	413,978
9,152		Federal Home Loan Mortgage Corp. REMIC 1311 K, 7.000%, 7/15/2022	10,326
17,990		Federal Home Loan Mortgage Corp. REMIC 1384 D, 7.000%, 9/15/2022	20,307
11,418		Federal Home Loan Mortgage Corp. REMIC 1595 D, 7.000%, 10/15/2013	12,029
42,326		Federal Home Loan Mortgage Corp. REMIC 2497 JH, 6.000%, 9/15/2032	46,343
41,546		Federal National Mortgage Association REMIC 1993-113 SB, 9.748%, 7/25/2023	46,231
4,318		Federal National Mortgage Association REMIC 2001-37 GA, 8.000%, 7/25/2016	4,745
10,141		Federal National Mortgage Association REMIC 2003-35 UC, 3.750%, 5/25/2033	10,472
29,334		Government National Mortgage Association REMIC 2002-17 B, 6.000%, 3/20/2032	32,437
199,658	[3,4]	JP Morgan Chase Commercial Mortgage 2010-C1 A1, 3.853%, 6/15/2043	206,921
100,000		JP Morgan Chase Commercial Mortgage Securities 2007-C1 A4, 5.716%, 2/15/2051	102,083
675,000		LB-UBS Commercial Mortgage Trust 2008-C1 A2, 6.324%, 4/15/2041	728,991
350,000		Morgan Stanley Capital, Inc. A4, 5.880%, 6/11/2049	360,221
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $1,845,012)	1,997,753
		Corporate Bonds – 13.1%
		Basic Industry - Chemicals – 0.3%
100,000		Albemarle Corp., Sr. Note, 5.100%, 02/01/2015	109,333
70,000		Dow Chemical Co., Note, 8.550%, 05/15/2019	87,563
Annual Shareholder Report

Principal Amount or Shares			Value
$85,000		Du Pont (E.I.) de Nemours & Co., 5.000%, 01/15/2013	92,919
30,000		Du Pont (E.I.) de Nemours & Co., 6.000%, 07/15/2018	35,332
35,000	[3,4]	Incitec Pivot Finance LLC, Company Guarantee, Series 144A, 6.000%, 12/10/2019	35,859
70,000		Praxair, Inc., 4.625%, 03/30/2015	77,789
75,000		Rohm & Haas Co., 6.000%, 09/15/2017	82,510
30,000		Sherwin-Williams Co., 3.125%, 12/15/2014	31,571
		TOTAL	552,876
		Basic Industry - Metals & Mining – 0.5%
50,000		Alcan, Inc., 5.000%, 06/01/2015	53,842
85,000		Alcoa, Inc., Note, 5.550%, 02/01/2017	87,691
80,000		Allegheny Technologies, Inc., Sr. Note, 9.375%, 06/01/2019	94,747
15,000		Anglogold Ashanti Holdings PLC, Sr. Note, 6.500%, 04/15/2040	15,629
10,000		ArcelorMittal, 6.125%, 6/01/2018	10,830
150,000		BHP Finance (USA), Inc., Company Guarantee, 5.250%, 12/15/2015	170,758
130,000		Barrick Gold Corp., Sr. Unsecd. Note, 6.950%, 4/01/2019	159,845
50,000		Newmont Mining Corp., Company Guarantee, 5.875%, 04/01/2035	53,425
85,000		Rio Tinto Finance USA Ltd., 5.875%, 07/15/2013	94,488
85,000		Rio Tinto Finance USA Ltd, Company Guarantee, 6.500%, 7/15/2018	99,185
20,000		Southern Copper Corp., Note, 6.750%, 04/16/2040	21,094
60,000		Worthington Industries, Inc., Sr. Unsecd. Note, 6.500%, 04/15/2020	67,516
		TOTAL	929,050
		Basic Industry - Paper – 0.1%
20,000		International Paper Co., Bond, 7.300%, 11/15/2039	22,947
105,000		International Paper Co., Sr. Unsecd. Note, 7.500%, 08/15/2021	126,233
50,000		Weyerhaeuser Co., Deb., 7.375%, 03/15/2032	50,122
		TOTAL	199,302
		Capital Goods - Aerospace & Defense – 0.1%
50,000	[3,4]	BAE Systems Holdings, Inc., 5.200%, 08/15/2015	54,888
125,000		Boeing Co., Note, 5.125%, 02/15/2013	137,256
30,000		Lockheed Martin Corp., Sr. Note, 4.121%, 03/14/2013	32,261
20,000		Raytheon Co., Sr. Note, 4.400%, 02/15/2020	21,761
		TOTAL	246,166
		Capital Goods - Building Materials – 0.1%
105,000		Masco Corp., Sr. Unsecd. Note, 7.125%, 03/15/2020	106,957
70,000		RPM International, Inc., 6.500%, 02/15/2018	74,702
55,000		RPM International, Inc., Sr. Unsecd. Note, 6.125%, 10/15/2019	59,156
Annual Shareholder Report

Principal Amount or Shares			Value
$30,000		Valmont Industries, Inc., Sr. Unsecd. Note, 6.625%, 04/20/2020	31,037
		TOTAL	271,852
		Capital Goods - Diversified Manufacturing – 0.6%
15,000		Avery Dennison Corp., Sr. Unsecd. Note, 5.375%, 04/15/2020	16,128
60,000		Dover Corp., Note, 5.450%, 03/15/2018	68,300
30,000		Emerson Electric Co., 4.875%, 10/15/2019	33,684
100,000		Emerson Electric Co., Unsecd. Note, 5.750%, 11/01/2011	105,853
160,000		Harsco Corp., 5.750%, 05/15/2018	180,560
80,000		Hubbell, Inc., 5.950%, 06/01/2018	93,458
60,000		Ingersoll-Rand Global Holding Co. Ltd., 6.875%, 08/15/2018	71,306
90,000		Roper Industries, Inc., 6.625%, 08/15/2013	101,754
140,000		Textron Financial Corp., 5.400%, 04/28/2013	146,448
40,000	[3,4]	Textron Financial Corp., Jr. Sub. Note, 6.000%, 02/15/2067	32,200
15,000		Thomas & Betts Corp., Sr. Unsecd. Note, 5.625%, 11/15/2021	16,394
130,000		Tyco Electronics Group SA, 5.950%, 01/15/2014	143,717
45,000		Tyco International Finance SA, Note, 4.125%, 10/15/2014	48,304
		TOTAL	1,058,106
		Capital Goods - Environmental – 0.1%
85,000	[3,4]	Republic Services, Inc., Sr. Unsecd. Note, Series 144A, 5.500%, 09/15/2019	93,215
25,000		Waste Management, Inc., 7.375%, 03/11/2019	30,498
		TOTAL	123,713
		Capital Goods - Packaging – 0.0%
20,000		Pactiv Corp., 6.400%, 01/15/2018	21,114
		Communications - Media & Cable – 0.3%
200,000		Comcast Corp., Company Guarantee, 6.500%, 01/15/2017	233,377
20,000		Cox Communications, Inc., 7.125%, 10/01/2012	22,265
75,000		Cox Communications, Inc., Unsecd. Note, 5.450%, 12/15/2014	84,240
100,000		Time Warner Cable, Inc., Company Guarantee, 6.750%, 06/15/2039	113,952
30,000		Time Warner Cable, Inc., Company Guarantee, 8.250%, 04/01/2019	37,744
20,000		Time Warner Cable, Inc., Company Guarantee, 8.750%, 02/14/2019	25,766
25,000		Time Warner Cable, Inc., Sr. Unsecd. Note, 5.850%, 05/01/2017	27,898
		TOTAL	545,242
		Communications - Media Noncable – 0.2%
25,000		Discovery Communications LLC, Company Guarantee, 5.050%, 06/01/2020	26,664
75,000		News America Holdings, Inc., Company Guarantee, 8.000%, 10/17/2016	93,674
Annual Shareholder Report

Principal Amount or Shares			Value
$75,000		News America Holdings, Inc., Sr. Deb., 9.250%, 02/01/2013	88,189
100,000	[3,4]	Pearson Funding Two PLC, Sr. Unsecd. Note, Series 144A, 4.000%, 05/17/2016	102,597
		TOTAL	311,124
		Communications - Telecom Wireless – 0.4%
150,000		AT&T Wireless Services, Inc., 8.750%, 03/01/2031	209,528
100,000		America Movil S.A.B. de C.V., Note, 5.750%, 01/15/2015	113,387
100,000		Cingular Wireless LLC, Sr. Note, 6.500%, 12/15/2011	107,370
100,000	[3,4]	Crown Castle Towers LLC, Sr. Secd. Note, Series 144A, 5.495%, 01/15/2017	107,820
30,000	[3,4]	SBA Tower Trust, Series 144A, 5.101%, 04/15/2017	32,341
60,000		Vodafone Group PLC, 5.350%, 02/27/2012	63,697
100,000		Vodafone Group PLC, Note, 5.625%, 02/27/2017	111,107
		TOTAL	745,250
		Communications - Telecom Wirelines – 0.2%
125,000		Deutsche Telekom International Finance BV, 4.875%, 07/08/2014	136,593
40,000		France Telecom SA, Sr. Unsecd. Note, 5.375%, 07/08/2019	44,667
100,000		Telecom Italia Capital, Note, 4.875%, 10/01/2010	100,415
60,000		Verizon Communications, Inc., Sr. Unsecd. Note, 6.350%, 04/01/2019	71,097
		TOTAL	352,772
		Consumer Cyclical - Automotive – 0.2%
100,000	[3,4]	American Honda Finance Corp., 4.625%, 04/02/2013	107,671
75,000		DaimlerChrysler North America Holding Corp., 6.500%, 11/15/2013	84,936
10,000		DaimlerChrysler North America Holding Corp., Company Guarantee, 8.500%, 01/18/2031	12,996
25,000		Johnson Controls, Inc., Sr. Unsecd. Note, 5.000%, 03/30/2020	26,689
80,000	[3,4]	Nissan Motor Acceptance Corp., Note, 4.500%, 01/30/2015	83,661
		TOTAL	315,953
		Consumer Cyclical - Entertainment – 0.4%
200,000	[3]	Football Trust V, Pass Thru Cert., 5.350%, 10/05/2020	208,633
90,000	[3,4]	NBC Universal, Inc., Sr. Unsecd. Note, Series 144A, 5.150%, 04/30/2020	95,567
100,000		Time Warner, Inc., 5.500%, 11/15/2011	105,387
60,000		Time Warner, Inc., Company Guarantee, 6.200%, 03/15/2040	63,802
180,000		Time Warner, Inc., Company Guarantee, 6.875%, 05/01/2012	196,538
		TOTAL	669,927
		Consumer Cyclical - Lodging – 0.1%
100,000		Wyndham Worldwide Corp., Sr. Unsecd. Note, 6.000%, 12/01/2016	101,509
Annual Shareholder Report

Principal Amount or Shares			Value
		Consumer Cyclical - Retailers – 0.4%
$70,000		Best Buy Co., Inc., 6.750%, 07/15/2013	78,239
190,000		CVS Caremark Corp., Sr. Unsecd. Note, 5.750%, 06/01/2017	214,159
80,000		Costco Wholesale Corp., 5.300%, 03/15/2012	85,955
85,000		JC Penney Corp., Inc., Sr. Unsecd. Note, 5.750%, 02/15/2018	86,487
25,000		Kohl's Corp., Unsecd. Note, 7.375%, 10/15/2011	26,862
100,000		Target Corp., 5.875%, 03/01/2012	107,919
50,000		Target Corp., Note, 5.875%, 07/15/2016	59,630
40,000		Wal-Mart Stores, Inc., Sr. Unsecd. Note, 6.200%, 4/15/2038	46,849
		TOTAL	706,100
		Consumer Non-Cyclical - Food/Beverage – 0.6%
100,000	[3,4]	Bacardi Ltd., Sr. Note, 7.450%, 04/01/2014	116,737
100,000		Bottling Group LLC, Note, 5.500%, 04/01/2016	115,847
30,000		Coca-Cola Enterprises, Inc., 4.250%, 03/01/2015	32,975
60,000		Diageo Capital PLC, Company Guarantee, 7.375%, 01/15/2014	70,945
30,000		Dr. Pepper Snapple Group, Inc., Company Guarantee, 2.350%, 12/21/2012	30,637
90,000		General Mills, Inc., Note, 5.700%, 02/15/2017	105,190
135,000		Kellogg Co., 4.250%, 03/06/2013	144,816
40,000		Kellogg Co., Sr. Unsub., 5.125%, 12/03/2012	43,461
75,000		Kraft Foods, Inc., Note, 5.250%, 10/01/2013	82,419
110,000		Kraft Foods, Inc., Note, 6.250%, 06/01/2012	119,731
90,000		Kraft Foods, Inc., Sr. Unsecd. Note, 6.125%, 02/01/2018	104,099
75,000		PepsiCo, Inc., 4.650%, 02/15/2013	81,763
20,000		Ralcorp Holdings, Inc., Sr. Secd. Note, 6.625%, 08/15/2039	20,985
20,000		Sysco Corp., Sr. Note, 5.375%, 03/17/2019	22,817
50,000		Sysco Corp., Sr. Unsecd. Note, 4.200%, 02/12/2013	53,962
		TOTAL	1,146,384
		Consumer Non-Cyclical - Health Care – 0.3%
40,000		Baxter International, Inc., 6.250%, 12/01/2037	47,702
50,000		Boston Scientific Corp., 4.500%, 01/15/2015	50,551
75,000		Boston Scientific Corp., 6.000%, 01/15/2020	77,815
20,000		Express Scripts, Inc., Sr. Unsecd. Note, 7.250%, 6/15/2019	24,639
40,000		Life Technologies Corp., Sr. Note, 3.375%, 03/01/2013	41,084
190,000		Quest Diagnostics, Inc., Sr. Unsecd. Note, 6.400%, 07/01/2017	218,698
50,000		Thermo Fisher Scientific, Inc., Sr. Unsecd. Note, 2.150%, 12/28/2012	50,775
10,000		Zimmer Holdings, Inc., Sr. Note, 5.750%, 11/30/2039	10,738
		TOTAL	522,002
Annual Shareholder Report

Principal Amount or Shares			Value
		Consumer Non-Cyclical - Pharmaceuticals – 0.3%
$60,000		Abbott Laboratories, 5.150%, 11/30/2012	66,064
125,000		Eli Lilly & Co., Unsecd. Note, 6.570%, 01/01/2016	151,077
100,000		Genentech, Inc., Note, 4.750%, 07/15/2015	111,765
30,000		Pfizer, Inc., Sr. Unsecd. Note, 6.200%, 03/15/2019	36,347
100,000		Pharmacia Corp., Sr. Deb., 6.500%, 12/01/2018	121,337
		TOTAL	486,590
		Consumer Non-Cyclical - Products – 0.1%
10,000		Clorox Co., Sr. Unsecd. Note, 3.550%, 11/01/2015	10,651
20,000		Hasbro, Inc., Sr. Unsecd. Note, 6.350%, 03/15/2040	20,682
75,000		Philips Electronics NV, 5.750%, 03/11/2018	85,405
80,000		Whirlpool Corp., 5.500%, 03/01/2013	85,916
		TOTAL	202,654
		Consumer Non-Cyclical - Supermarkets – 0.0%
40,000		Kroger Co., Bond, 6.900%, 04/15/2038	48,208
		Consumer Non-Cyclical - Tobacco – 0.1%
70,000		Altria Group, Inc., 9.250%, 08/06/2019	90,567
30,000		Philip Morris International, Inc., 5.650%, 05/16/2018	33,828
		TOTAL	124,395
		Energy - Independent – 0.3%
50,000		Canadian Natural Resources Ltd., 4.900%, 12/01/2014	54,564
30,000		Devon Financing Corp., Company Guarantee, 6.875%, 9/30/2011	31,933
30,000		EOG Resources, Inc., Note, 5.625%, 06/01/2019	34,264
15,000	[3,4]	Petroleos Mexicanos, Note, Series 144A, 6.000%, 03/05/2020	16,039
150,000	[3,4]	Petroleos Mexicanos, Series 144A, 4.875%, 3/15/2015	157,390
75,000		XTO Energy, Inc., 6.375%, 06/15/2038	94,292
60,000		XTO Energy, Inc., 6.750%, 08/01/2037	78,610
65,000		XTO Energy, Inc., Sr. Unsecd. Note, 6.250%, 08/01/2017	78,357
		TOTAL	545,449
		Energy - Integrated – 0.1%
200,000		Husky Oil Ltd., Deb., 7.550%, 11/15/2016	236,359
		Energy - Oil Field Services – 0.1%
15,000		Nabors Industries, Inc., Company Guarantee, 9.250%, 01/15/2019	19,087
15,000		Noble Holding International Ltd., Company Guarantee, 4.900%, 08/01/2020	15,708
80,000		Weatherford International Ltd., 6.000%, 03/15/2018	85,948
		TOTAL	120,743
Annual Shareholder Report

Principal Amount or Shares			Value
		Energy - Refining – 0.1%
$100,000		Valero Energy Corp., 6.875%, 04/15/2012	107,817
115,000		Valero Energy Corp., 7.500%, 04/15/2032	126,209
10,000		Valero Energy Corp., 9.375%, 03/15/2019	12,693
35,000		Valero Energy Corp., Note, 4.750%, 04/01/2014	37,374
		TOTAL	284,093
		Financial Institution - Banking – 1.7%
60,000		Bank of America Corp., Note, 4.500%, 4/01/2015	62,320
250,000		Bank of America Corp., Sr. Note, 7.375%, 5/15/2014	286,635
125,000	[3,4]	Barclays Bank PLC, 5.926%, 12/31/2049	106,875
130,000	[5]	Bear Stearns Cos., Inc., Sr. Unsecd. Note, 7.250%, 02/01/2018	154,679
50,000		Capital One Financial Corp., Sr. Note, 7.375%, 05/23/2014	58,282
20,000		Citigroup, Inc., Sr. Unsecd. Note, 6.000%, 12/13/2013	21,618
155,000		Citigroup, Inc., Sr. Unsecd. Note, 6.875%, 03/05/2038	167,883
80,000		City National Capital Trust I, Jr. Sub. Note, 9.625%, 02/01/2040	84,959
40,000	[3,4]	Commonwealth Bank of Australia, Sr. Unsecd. Note, Series 144A, 3.750%, 10/15/2014	42,014
150,000		Credit Suisse First Boston USA, Inc., 5.125%, 01/15/2014	163,961
50,000		Goldman Sachs Group, Inc., 6.000%, 05/01/2014	55,355
25,000		Goldman Sachs Group, Inc., 6.125%, 02/15/2033	25,585
75,000		Goldman Sachs Group, Inc., Bond, 5.150%, 01/15/2014	80,447
70,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 5.125%, 01/15/2015	75,335
150,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 5.250%, 10/15/2013	163,090
170,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 6.150%, 4/01/2018	184,197
250,000		HSBC Bank USA, Sr. Sub. Note, 4.625%, 04/01/2014	266,631
100,000		J.P. Morgan Chase & Co., Sub. Note, 5.125%, 09/15/2014	108,783
90,000		M & T Bank Corp., 5.375%, 05/24/2012	95,508
35,000		Morgan Stanley, Sr. Unsecd. Note, 5.950%, 12/28/2017	36,881
70,000		Morgan Stanley, Sr. Unsecd. Note, 6.000%, 04/28/2015	75,692
110,000		Morgan Stanley, Sr. Unsecd. Note, 6.625%, 04/01/2018	119,855
30,000		Northern Trust Corp., 4.625%, 05/01/2014	32,899
200,000		PNC Funding Corp., Sub. Note, 5.625%, 02/01/2017	215,092
20,000		State Street Corp., Sr. Note, 4.300%, 05/30/2014	21,719
200,000		Wachovia Bank N.A., 4.800%, 11/01/2014	213,267
30,000		Wachovia Corp., 5.750%, 02/01/2018	33,736
70,000		Westpac Banking Corp., Sr. Unsecd. Note, 4.875%, 11/19/2019	73,814
100,000		Wilmington Trust Corp., Sub. Note, 8.500%, 04/02/2018	100,895
		TOTAL	3,128,007
Annual Shareholder Report

Principal Amount or Shares			Value
		Financial Institution - Brokerage – 0.6%
$250,000		Blackrock, Inc., 6.250%, 09/15/2017	289,173
20,000	[3,4]	CME Group Index Services LLC, Company Guarantee, Series 144A, 4.400%, 03/15/2018	20,141
20,000	[3,4]	Cantor Fitzgerald LP, Bond, Series 144A, 7.875%, 10/15/2019	20,956
45,000		Charles Schwab Corp., Sr. Unsecd. Note, 4.950%, 06/01/2014	49,471
120,000		Eaton Vance Corp., 6.500%, 10/02/2017	138,422
150,000	[3,4]	FMR LLC, Bond, 7.570%, 6/15/2029	172,759
20,000		Franklin Resources, Inc., Sr. Unsecd. Note, 4.625%, 05/20/2020	21,230
75,000		Janus Capital Group, Inc., Sr. Note, 6.500%, 06/15/2012	78,775
80,000		Janus Capital Group, Inc., Sr. Note, 6.950%, 06/15/2017	82,240
25,000		Jefferies Group, Inc., Sr. Unsecd. Note, 6.875%, 04/15/2021	25,792
60,000		Jefferies Group, Inc., Sr. Unsecd. Note, 8.500%, 07/15/2019	68,453
30,000		NASDAQ OMX Group, Inc., Sr. Unsecd. Note, 4.000%, 01/15/2015	31,027
55,000		Raymond James Financial, Inc., 8.600%, 08/15/2019	65,068
50,000		TD Ameritrade Holding Corp., Company Guarantee, 4.150%, 12/01/2014	52,485
		TOTAL	1,115,992
		Financial Institution - Finance Noncaptive – 0.9%
100,000		American Express Co., 4.875%, 07/15/2013	108,318
65,000		American Express Co., Sr. Unsecd. Note, 8.125%, 05/20/2019	83,195
150,000		American Express Credit Corp., 5.875%, 05/02/2013	165,510
100,000		American General Finance Corp., 4.000%, 03/15/2011	98,750
110,000		Berkshire Hathaway, Inc., Company Guarantee, 5.000%, 08/15/2013	121,812
120,000		Capital One Capital IV, 6.745%, 02/17/2037	111,300
5,000		Capital One Capital V, 10.250%, 08/15/2039	5,444
10,000		Capital One Capital VI, 8.875%, 05/15/2040	10,650
410,000		General Electric Capital Corp., 5.625%, 05/01/2018	447,607
200,000		General Electric Capital Corp., Note, 4.875%, 03/04/2015	217,003
100,000		HSBC Finance Capital Trust IX, Note, 5.911%, 11/30/2035	88,000
200,000	[3,4]	ILFC E-Capital Trust I, 5.900%, 12/21/2065	137,000
100,000		International Lease Finance Corp., 4.875%, 09/01/2010	100,250
20,000	[3,4]	Macquarie Group Ltd., Note, Series 144A, 7.625%, 8/13/2019	23,362
60,000	[3,4]	Macquarie Group Ltd., Sr. Unsecd. Note, Series 144A, 6.000%, 01/14/2020	63,959
		TOTAL	1,782,160
		Financial Institution - Insurance - Health – 0.2%
75,000		Aetna US Healthcare, 5.750%, 06/15/2011	78,008
60,000		CIGNA Corp., 6.350%, 03/15/2018	67,817
Annual Shareholder Report

Principal Amount or Shares			Value
$100,000		UnitedHealth Group, Inc., Sr. Unsecd. Note, 6.000%, 2/15/2018	115,183
50,000		Wellpoint, Inc., 5.850%, 01/15/2036	50,345
		TOTAL	311,353
		Financial Institution - Insurance - Life – 0.5%
200,000		AXA-UAP, Sub. Note, 8.600%, 12/15/2030	221,850
10,000		Aflac, Inc., Sr. Unsecd. Note, 6.900%, 12/17/2039	10,456
35,000		Aflac, Inc., Sr. Unsecd. Note, 8.500%, 05/15/2019	42,890
15,000		Lincoln National Corp., Sr. Note, 7.000%, 06/15/2040	16,511
80,000	[3,4]	Massachusetts Mutual Life Insurance Co., Sub. Note, 8.875%, 06/01/2039	107,146
70,000		MetLife, Inc., 6.750%, 06/01/2016	81,369
10,000		MetLife, Inc., Jr. Sub. Note, 10.750%, 08/01/2069	12,350
50,000	[3,4]	New York Life Insurance Co., Sub. Note, 6.750%, 11/15/2039	60,242
85,000	[3,4]	Pacific Life Global Fund, Sr. Secd. Note, 5.150%, 4/15/2013	91,408
15,000	[3,4]	Penn Mutual Life Insurance Co., Sr. Note, Series 144A, 7.625%, 06/15/2040	14,580
120,000		Prudential Financial, Inc., 5.150%, 01/15/2013	128,249
85,000		Prudential Financial, Inc., 6.625%, 12/01/2037	92,086
		TOTAL	879,137
		Financial Institution - Insurance - P&C – 0.4%
90,000		ACE INA Holdings, Inc., 5.600%, 05/15/2015	100,884
91,000		ACE INA Holdings, Inc., Sr. Note, 5.700%, 02/15/2017	99,690
100,000		Allstate Corp., Unsecd. Note, 5.000%, 08/15/2014	110,836
75,000		CNA Financial Corp., 6.500%, 08/15/2016	79,348
30,000		CNA Financial Corp., Sr. Unsecd. Note, 7.350%, 11/15/2019	32,655
20,000		Chubb Corp., Sr. Note, 5.750%, 05/15/2018	22,570
100,000	[3,4]	Liberty Mutual Group, Inc., Unsecd. Note, 5.750%, 03/15/2014	104,308
25,000	[3,4]	Nationwide Mutual Insurance Co., Note, Series 144A, 9.375%, 08/15/2039	29,027
100,000		The Travelers Cos., Inc., Sr. Unsecd. Note, 5.500%, 12/01/2015	111,553
		TOTAL	690,871
		Financial Institution - REITs – 0.3%
40,000		AMB Property LP, 6.300%, 06/01/2013	43,351
15,000		Avalonbay Communities, Inc., Sr. Unsecd. Note, Series MTN, 5.700%, 03/15/2017	16,677
55,000		Boston Properties LP, Sr. Unsecd. Note, 5.875%, 10/15/2019	60,591
20,000		Equity One, Inc., Bond, 6.000%, 09/15/2017	20,456
20,000		Equity One, Inc., Sr. Unsecd. Note, 6.250%, 12/15/2014	21,292
Annual Shareholder Report

Principal Amount or Shares			Value
$40,000		Health Care REIT, Inc., Sr. Unsecd. Note, 6.125%, 04/15/2020	42,378
75,000		Liberty Property LP, 6.625%, 10/01/2017	81,834
100,000		Prologis, Sr. Note, 5.500%, 04/01/2012	103,371
95,000		Simon Property Group LP, 6.125%, 05/30/2018	107,459
35,000		Simon Property Group LP, 6.750%, 05/15/2014	39,839
30,000		Tanger Properties LP, Sr. Unsecd. Note, 6.125%, 06/01/2020	31,801
		TOTAL	569,049
		Sovereign – 0.1%
40,000		Corp Andina De Fomento, Sr. Unsecd. Note, 3.750%, 01/15/2016	39,687
150,000		Province of Saskatchewan Canada, Unsecd. Note, 9.125%, 02/15/2021	221,848
		TOTAL	261,535
		Technology – 0.6%
50,000		Adobe Systems, Inc., Sr. Unsecd. Note, 3.250%, 02/01/2015	52,017
40,000		BMC Software, Inc., 7.250%, 06/01/2018	47,172
60,000		Cisco Systems, Inc., Sr. Unsecd. Note, 5.500%, 02/22/2016	70,018
200,000		Dell Computer Corp., Deb., 7.100%, 04/15/2028	241,078
75,000		Dun & Bradstreet Corp., Sr. Unsecd. Note, 5.500%, 03/15/2011	76,991
90,000		Fiserv, Inc., Sr. Note, 6.800%, 11/20/2017	100,850
65,000		Harris Corp., 5.950%, 12/01/2017	72,229
110,000		Hewlett-Packard Co., Note, 5.400%, 03/01/2017	126,500
100,000		IBM Corp., Deb., 8.375%, 11/01/2019	136,971
70,000		KLA-Tencor Corp., 6.900%, 05/01/2018	77,866
30,000		Maxim Integrated Products, Inc., Note, 3.450%, 06/14/2013	30,754
150,000		Oracle Corp., 6.500%, 04/15/2038	173,466
		TOTAL	1,205,912
		Transportation - Airlines – 0.0%
75,000		Southwest Airlines Co., 6.500%, 03/01/2012	80,020
		Transportation - Railroads – 0.2%
75,000		Burlington Northern Santa Fe Corp., 4.875%, 01/15/2015	82,882
50,000		Burlington Northern Santa Fe Corp., Deb., 5.750%, 05/01/2040	53,322
100,000		Canadian Pacific RR, 7.125%, 10/15/2031	114,075
100,000		Norfolk Southern Corp., Note, 6.750%, 02/15/2011	103,103
100,000		Union Pacific Corp., 4.875%, 01/15/2015	110,288
		TOTAL	463,670
		Transportation - Services – 0.1%
90,000	[3,4]	Enterprise Rent-A-Car USA Finance Co., 6.375%, 10/15/2017	102,815
Annual Shareholder Report

Principal Amount or Shares			Value
		Utility - Electric – 1.0%
$150,000		Alabama Power Co., 5.700%, 02/15/2033	161,980
70,000		Appalachian Power Co., Sr. Unsecd. Note, 7.950%, 01/15/2020	89,245
100,000		Cleveland Electric Illuminating Co., Sr. Unsecd. Note, 5.950%, 12/15/2036	101,883
105,000		Commonwealth Edison Co., 1st Mtg. Bond, 5.800%, 03/15/2018	120,832
100,000		Consolidated Edison Co., Sr. Unsecd. Note, 5.500%, 09/15/2016	113,411
5,000		Consolidated Edison Co., Sr. Unsecd. Note, 6.650%, 04/01/2019	6,222
10,000		Duke Energy Ohio, Inc., 1st Mtg. Bond, 2.100%, 06/15/2013	10,197
60,000	[3,4]	Electricite De France SA, 5.500%, 1/26/2014	67,502
45,000	[3,4]	Electricite De France SA, Note, Series 144A, 5.600%, 01/27/2040	48,384
100,000		Exelon Generation Co. LLC, Note, 5.350%, 01/15/2014	109,634
100,000		FPL Group Capital, Inc., Unsecd. Note, 5.350%, 06/15/2013	109,320
4,000		FirstEnergy Corp., 6.450%, 11/15/2011	4,209
50,000		FirstEnergy Solutions Co, Company Guarantee, 4.800%, 2/15/2015	53,301
40,000		FirstEnergy Solutions Co, Company Guarantee, 6.050%, 8/15/2021	42,262
35,702	[3,4]	Great River Energy, 1st Mtg. Note, 5.829%, 07/01/2017	40,401
15,000		KCP&L Greater Missouri Operations Co., Sr. Unsecd. Note, 11.875%, 07/01/2012	17,322
40,000		National Rural Utilities Cooperative Finance Corp., 5.450%, 02/01/2018	45,036
90,000		National Rural Utilities Cooperative Finance Corp., Collateral Trust, 5.500%, 07/01/2013	100,188
80,000		Northern States Power Co., MN, 1st Mtg. Bond, 5.250%, 03/01/2018	91,390
50,000		PPL Energy Supply LLC, Sr. Unsecd. Note, 6.000%, 12/15/2036	51,009
100,000		PSEG Power LLC, Company Guarantee, 7.750%, 04/15/2011	104,832
20,000	[3,4]	PSEG Power LLC, Sr. Unsecd. Note, 2.500%, 04/15/2013	20,297
75,000		PSI Energy, Inc., Bond, 6.050%, 06/15/2016	87,185
50,000		Progress Energy, Inc., 7.050%, 03/15/2019	60,530
10,000		TECO Finance, Inc., Company Guarantee, 5.150%, 03/15/2020	10,692
90,000		Union Electric Co., 6.000%, 04/01/2018	100,368
80,000		Virginia Electric & Power Co., Sr. Unsecd. Note, 5.000%, 06/30/2019	88,660
90,000		Virginia Electric & Power Co., Sr. Unsecd. Note, 5.100%, 11/30/2012	98,334
		TOTAL	1,954,626
		Utility - Natural Gas Distributor – 0.1%
40,000		Atmos Energy Corp., 5.125%, 01/15/2013	43,052
20,000		Atmos Energy Corp., 8.500%, 03/15/2019	25,461
10,000	[3,4]	Florida Gas Transmission Co. LLC, Sr. Unsecd. Note, Series 144A, 5.450%, 07/15/2020	10,107
Annual Shareholder Report

Principal Amount or Shares		Value
$55,000	Sempra Energy, Sr. Unsecd. Note, 6.500%, 06/01/2016	64,872
	TOTAL	143,492
	Utility - Natural Gas Pipelines – 0.4%
150,000	Consolidated Natural Gas Co., 5.000%, 12/01/2014	167,429
75,000	Duke Capital Corp., Sr. Note, 6.250%, 02/15/2013	82,378
40,000	Enbridge, Inc., Sr. Note, 5.600%, 04/01/2017	45,779
65,000	Enterprise Products LLC, Company Guarantee, Series O, 9.75%, 1/31/2014	79,543
100,000	Enterprise Products Operating LP, Company Guarantee, 5.900%, 04/15/2013	108,918
80,000	Kinder Morgan Energy Partners LP, Note, 6.550%, 09/15/2040	88,343
100,000	Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 5.800%, 03/15/2035	100,035
40,000	Williams Partners LP, 5.250%, 03/15/2020	42,789
	TOTAL	715,214
	TOTAL CORPORATE BONDS (IDENTIFIED COST $22,317,759)	24,270,786
	Government/AgencY – 0.0%
	Sovereign – 0.0%
75,000	United Mexican States, 6.625%, 03/03/2015 (IDENTIFIED COST $79,511)	86,887
	GOVERNMENT AGENCIES – 2.1%
750,000	Federal Home Loan Mortgage Corp., 5.500%, 7/18/2016	884,936
2,750,000	Federal National Mortgage Association, 4.375%, 3/15/2013	3,002,064
	TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $3,575,711)	3,887,000
	Mortgage-Backed Securities – 0.0%
	Federal National Mortgage Association – 0.0%
9,138	Federal National Mortgage Association Pool 408761, 7.000%, 12/1/2012	9,587
5,995	Federal National Mortgage Association Pool 512255, 7.500%, 9/1/2014	6,456
14,634	Federal National Mortgage Association Pool 609554, 7.500%, 10/1/2016	16,026
	TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $30,737)	32,069
	MUNICIPAL SECURITY – 0.0%
	Municipal Services – 0.0%
70,000	Chicago, IL Metropolitan Water Reclamation District, Direct Payment Taxable Limited GO Build America Bonds, 5.720%, 12/01/2038 (IDENTIFIED COST $70,000)	77,094
Annual Shareholder Report

Principal Amount or Shares			Value
		U.S. Treasury – 1.7%
$3,000,000		United States Treasury Note, 1.375%, 1/15/2013	3,050,508
150,000	[6]	United States Treasury Note, 4.125%, 5/15/2015	168,082
		TOTAL U.S. TREASURY (IDENTIFIED COST $3,153,914)	3,218,590
		EXCHANGE-TRADED FUNDS – 5.9%
157,500		iShares MSCI Emerging Market Index Fund	6,520,500
84,000		iShares MSCI EAFE Index Fund	4,361,280
		TOTAL EXCHANGE-TRADED FUNDS (IDENTIFIED COST $8,181,021)	10,881,780
		MUTUAL FUNDS – 17.0%;7
85,774		Emerging Markets Fixed Income Core Fund	2,263,611
885,577		Federated Mortgage Core Portfolio	9,077,167
76,445		Federated Project and Trade Finance Core Fund	760,627
14,180,603	[8]	Federated Prime Value Obligations Fund, Institutional Shares, 0.30%	14,180,603
812,740		High Yield Bond Portfolio	5,225,917
		TOTAL MUTUAL FUNDS (IDENTIFIED COST $30,295,109)	31,507,925
		TOTAL INVESTMENTS — 97.2% (IDENTIFIED COST $170,640,931)[9]	180,540,702
		OTHER ASSETS AND LIABILITIES - NET — 2.8%[10]	5,184,225
		TOTAL NET ASSETS — 100%	$185,724,927

At July 31, 2010, the Fund had the following outstanding futures contracts:

Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
[1]United States Treasury Note 5-Year Long Futures	77	$9,226,766	September 2010	$111,724
[1]United States Treasury Bond 30-Year Short Futures	24	$3,089,250	September 2010	$(41,302)
[1]United States Treasury Note 2-Year Short Futures	90	$19,721,250	September 2010	$(111,288)
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(40,866)

Net Unrealized Depreciation on Futures Contracts is included in “Other Assets and Liabilities — Net.”

1	Non-income producing security.
2	Market quotations and price evaluations are not available. Fair value is determined in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Trustees”).
3	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At July 31, 2010, these restricted securities amounted to $2,734,822, which represented 1.5% of total net assets.
Annual Shareholder Report

4	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Trustees. At July 31, 2010, these liquid restricted securities amounted to $2,526,189, which represented 1.4% of total net assets.
5	JPMorgan Chase & Co. has fully and unconditionally guaranteed Bear Stearns' outstanding registered debt securities.
6	Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts.
7	Affiliated companies.
8	7-Day net yield.
9	The cost of investments for federal tax purposes amounts to $171,690,002.
10	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2010.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Annual Shareholder Report

The following is a summary of the inputs used, as of July 31, 2010, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1 - Quoted Prices and Investments in Mutual Funds*	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$101,193,632	$ —	$ —	$101,193,632
International	487,685	—	—	487,685
Debt Securities:
Asset-Backed Securities	—	2,149,501	750,000	2,899,501
Collateralized Mortgage Obligations	—	1,997,753	—	1,997,753
Corporate Bonds	—	24,270,786	—	24,270,786
Government/Agency	—	86,887	—	86,887
Government Agencies	—	3,887,000	—	3,887,000
Mortgage-Backed Securities	—	32,069	—	32,069
Municipal Security	—	77,094	—	77,094
U.S. Treasury	—	3,218,590	—	3,218,590
Exchange-Traded Funds	10,881,780	—	—	10,881,780
Mutual Funds	31,507,925	—	—	31,507,925
TOTAL SECURITIES	$144,071,022	$35,719,680	$750,000	$180,540,702
OTHER FINANCIAL INSTRUMENTS**	$(40,866)	$ —	$ —	$(40,866)
*	Emerging Markets Fixed Income Core Fund (EMCORE) is an affiliated limited partnership offered only to registered investment companies and other accredited investors (See Note 5 to the Financial Statements). EMCORE invests primarily in emerging markets fixed-income securities.
**	Other financial instruments include futures contracts.

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Debt Securities
Balance as of August 1, 2009	$ —
Change in unrealized appreciation/depreciation	170,346
Transfers in and/or out of Level 3	579,654[1]
Balance as of July 31, 2010	$750,000
The total change in unrealized appreciation (depreciation) attributable to investments still held at July 31, 2010.	$170,346
1	Transferred from Level 2 to Level 3 because fair value was determined utilizing alternate sources which management believes more accurately reflects the value of the security as opposed to the price evaluation provided by a pricing service.
Annual Shareholder Report

The following acronyms are used throughout this portfolio:
GO	— General Obligation
MTN	— Medium Term Note
REIT	— Real Estate Investment Trust
REMIC	— Real Estate Mortgage Investment Conduit

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Assets and Liabilities

July 31, 2010

Assets:
Total investments in securities, at value including $31,507,925 of investments in affiliated issuers (Note 5) (identified cost $170,640,931)		$180,540,702
Cash		3,051
Income receivable		482,042
Receivable for investments sold		6,610,809
Receivable for shares sold		76,531
TOTAL ASSETS		187,713,135
Liabilities:
Payable for investments purchased	$1,524,400
Payable for shares redeemed	200,773
Payable for daily variation margin	26,234
Payable for transfer and dividend disbursing agent fees and expenses	47,419
Payable for distribution services fee (Note 5)	31,660
Payable for shareholder services fee (Note 5)	64,664
Accrued expenses	93,058
TOTAL LIABILITIES		1,988,208
Net assets for 17,154,390 shares outstanding		$185,724,927
Net Assets Consist of:
Paid-in capital		$254,100,271
Net unrealized appreciation of investments and futures contracts		9,858,905
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions		(79,466,519)
Undistributed net investment income		1,232,270
TOTAL NET ASSETS		$185,724,927
Annual Shareholder Report

Statement of Assets and Liabilities — continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($49,127,366 ÷ 4,507,292 shares outstanding), no par value, unlimited shares authorized	$10.90
Offering price per share	$10.90
Redemption proceeds per share	$10.90
Class A Shares:
Net asset value per share ($86,017,645 ÷ 7,922,023 shares outstanding), no par value, unlimited shares authorized	$10.86
Offering price per share (100/94.50 of $10.86)	$11.49
Redemption proceeds per share	$10.86
Class C Shares:
Net asset value per share ($49,906,533 ÷ 4,662,879 shares outstanding), no par value, unlimited shares authorized	$10.70
Offering price per share	$10.70
Redemption proceeds per share (99.00/100 of $10.70)	$10.59
Class K Shares:
Net asset value per share ($673,383 ÷ 62,196 shares outstanding), no par value, unlimited shares authorized	$10.83
Offering price per share	$10.83
Redemption proceeds per share	$10.83

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Operations

Year Ended July 31, 2010

Investment Income:
Dividends (including $1,101,758 received from affiliated issuers (Note 5) and net of foreign taxes withheld of $23)		$3,673,401
Interest		1,705,216
Investment income allocated from affiliated partnership (Note 5)		151,847
TOTAL INCOME		5,530,464
Expenses:
Investment adviser fee (Note 5)	$1,550,565
Administrative personnel and services fee (Note 5)	270,000
Custodian fees	40,417
Transfer and dividend disbursing agent fees and expenses — Institutional Shares	55,293
Transfer and dividend disbursing agent fees and expenses — Class A Shares	161,625
Transfer and dividend disbursing agent fees and expenses — Class C Shares	65,817
Transfer and dividend disbursing agent fees and expenses — Class K Shares	2,232
Directors'/Trustees' fees	1,319
Auditing fees	28,531
Legal fees	8,307
Portfolio accounting fees	130,022
Distribution services fee — Class C Shares (Note 5)	410,471
Distribution services fee — Class K Shares (Note 5)	3,206
Shareholder services fee — Class A Shares (Note 5)	214,188
Shareholder services fee — Class C Shares (Note 5)	70,901
Account administration fee — Class A Shares	18,456
Account administration fee — Class C Shares	64,813
Share registration costs	56,481
Printing and postage	89,163
Insurance premiums	4,726
Miscellaneous	9,181
Interest expense	27
TOTAL EXPENSES	3,255,741
Annual Shareholder Report

Statement of Operations — continued
Waivers and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(375,203)
Waiver of administrative personnel and services fee	(52,931)
Reimbursement of transfer and dividend disbursing agent fees and expenses — Class A Shares	(39,429)
Reimbursement of transfer and dividend disbursing agent fees and expenses — Class C Shares	(5,376)
TOTAL WAIVERS AND REIMBURSEMENTS		$(472,939)
Net expenses			$2,782,802
Net investment income			2,747,662
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions:
Net realized gain on investments (including realized gain of $400,764 on sales of investments in affiliated issuers)			18,174,959
Net realized loss on futures contracts			(338,534)
Net realized gain on investments and foreign currency transactions allocated from affiliated partnership			13,543
Net change in unrealized appreciation of investments			(2,916,351)
Net change in unrealized appreciation of futures contracts			(97,353)
Net realized and unrealized gain on investments, futures contracts and foreign currency transactions			14,836,264
Change in net assets resulting from operations			$17,583,926

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended July 31	2010	2009
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,747,662	$4,254,202
Net realized gain (loss) on investments including allocations from partnership, futures contracts, swap contracts and foreign currency transactions	17,849,968	(78,984,016)
Net change in unrealized appreciation/depreciation of investments, futures contracts and translation of assets and liabilities in foreign currency	(3,013,704)	20,399,951
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	17,583,926	(54,329,863)
Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(983,561)	(1,595,326)
Class A Shares	(1,641,566)	(3,103,691)
Class C Shares	(499,916)	(1,038,914)
Class K Shares	(6,715)	(16,435)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(3,131,758)	(5,754,366)
Share Transactions:
Proceeds from sale of shares	16,651,096	36,439,359
Net asset value of shares issued to shareholders in payment of distributions declared	2,868,027	5,307,208
Cost of shares redeemed	(60,220,635)	(77,834,821)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(40,701,512)	(36,088,254)
Change in net assets	(26,249,344)	(96,172,483)
Net Assets:
Beginning of period	211,974,271	308,146,754
End of period (including undistributed net investment income of $1,232,270 and $1,716,149, respectively)	$185,724,927	$211,974,271

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Notes to Financial Statements

July 31, 2010

1. ORGANIZATION

Federated MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated MDT Balanced Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Institutional Shares, Class A Shares, Class C Shares and Class K Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Institutional Shares are presented separately. The investment objective of the Fund is the possibility of long-term growth of capital and income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market Annual Shareholder Report conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

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The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear distribution services fees, shareholder services fees, account administration fees and certain transfer and dividend disbursing agent fees unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discounts on fixed-income securities, other than mortgage-backed securities, are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended July 31, 2010, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2010, tax years 2007 through 2010 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

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When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Swap Contracts

Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a predetermined period of time. The Fund may enter into interest rate, total return, credit default, currency and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.

The Fund uses credit default swaps to manage exposure to a given issuer or sector by either selling protection to increase exposure, or buying protection to reduce exposure. The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value”, of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. The maximum amount of the payment that may occur, as a result of a credit event payable by the protection seller, is equal to the notional amount of the underlying index or security.

The Fund's maximum risk of loss from counterparty credit risk, either as the protection buyer or as the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in “Swaps, at value” in the Statement of Assets and Liabilities, and periodic payments are reported as “Net realized gain (loss) on swap contracts” in the Statement of Operations.

At July 31, 2010, the Fund had no outstanding swap contracts.

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Futures Contracts

The Fund purchases and sells financial futures contracts to manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net-realized-foreign-exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

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Additional information on restricted securities, excluding securities purchased under Rule 144A, if applicable, that have been deemed liquid by the Trustees, held at July 31, 2010, is as follows:
Security	Acquisition Date	Acquisition Cost	Market Value
Football Trust V, Pass Thru Cert., 5.350%, 10/5/2020	3/24/2010	$200,000	$208,633

Additional Disclosure Related to Derivative Instruments

Fair Value of Derivative Instruments
Liability
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Payable for daily variation margin	$40,866*
*	Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2010

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Interest rate contracts	$(338,534)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Interest rate contracts	$(97,353)

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

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3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended July 31	2010		2009
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	200,627	$2,185,289	253,113	$2,403,458
Shares issued to shareholders in payment of distributions declared	83,618	927,325	165,816	1,561,986
Shares redeemed	(690,117)	(7,578,071)	(1,230,295)	(11,711,678)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(405,872)	$(4,465,457)	(811,366)	$(7,746,234)
Year Ended July 31	2010		2009
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,052,939	$11,450,865	2,918,354	$28,708,761
Shares issued to shareholders in payment of distributions declared	131,800	1,459,023	293,825	2,761,954
Shares redeemed	(3,647,156)	(39,741,622)	(5,097,439)	(49,072,166)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(2,462,417)	$(26,831,734)	(1,885,260)	$(17,601,451)
Year Ended July 31	2010		2009
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	261,716	$2,829,228	494,156	$4,859,370
Shares issued to shareholders in payment of distributions declared	43,376	474,964	103,849	966,833
Shares redeemed	(1,183,883)	(12,747,262)	(1,726,728)	(16,655,018)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(878,791)	$(9,443,070)	(1,128,723)	$(10,828,815)
Year Ended July 31	2010		2009
Class K Shares:	Shares	Amount	Shares	Amount
Shares sold	16,886	$185,714	40,414	$467,770
Shares issued to shareholders in payment of distributions declared	607	6,715	1,748	16,435
Shares redeemed	(14,159)	(153,680)	(39,852)	(395,959)
NET CHANGE RESULTING FROM CLASS K SHARE TRANSACTIONS	3,334	$38,749	2,310	$88,246
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(3,743,746)	$(40,701,512)	(3,823,039)	$(36,088,254)
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4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments for partnership income, litigation payments and discount accretion/premium amortization on debt securities.

For the year ended July 31, 2010, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(1,078)	$(99,783)	$100,861

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2010 and 2009, was as follows:

	2010	2009
Ordinary income	$3,131,758	$5,754,366

As of July 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,269,074
Net unrealized appreciation	$8,850,803
Capital loss carryforwards and deferrals	$(78,495,221)

The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for the deferral of losses on wash sales, deferral of paydowns, discount accretion/premium amortization on debt securities, defaulted securities and partnership investments.

At July 31, 2010, the cost of investments for federal tax purposes was $171,690,002. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from futures contracts was $8,850,700. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $13,978,530 and net unrealized depreciation from investments for those securities having an excess of cost over value of $5,127,830.

Annual Shareholder Report

At July 31, 2010, the Fund had a capital loss carryforward of $78,445,817 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:
Expiration Year	Expiration Amount
2016	$49,998
2017	$47,415,913
2018	$30,979,906

Under current tax regulations, losses on foreign currency realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2010, for federal income tax purposes, post October losses of $36,804 were deferred to August 1, 2010. As of July 31, 2010, for federal income tax purposes, the Fund had $12,600 in straddle loss deferrals.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2010, the Adviser voluntarily waived $366,726 of its fee. In addition, for the year ended July 31, 2010, an affiliate of the Adviser voluntarily reimbursed $44,805 of transfer and dividend disbursing agent fees and expenses.

Certain of the Fund's assets are managed by Federated Investment Management Company (FIMCO) (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended July 31, 2010, the Sub-Adviser earned a fee of $145,208.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
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The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2010, the net fee paid to FAS was 0.105% of average daily net assets of the Fund. FAS waived $52,931 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class C Shares and Class K Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Class K Shares	0.50%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2010, FSC retained $16,557 of fees paid by the Fund. For the year ended July 31, 2010, the Fund's Class A Shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Trustees.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2010, FSC retained $6,335 in sales charges from the sale of Class A Shares. FSC also retained $588 of CDSC relating to redemptions of Class C Shares.

Shareholder Services Fee

The Fund may pay fees (“Service Fees”) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for Service Fees. For the year ended July 31, 2010, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights) paid by the Fund's Institutional Shares, Class A Shares, Class C Shares and Class K Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.05%, 1.30%, 2.05% and 1.79%, (the “Fee Limit”), respectively, through the later of (the “Termination Date”): (a) September 30, 2010; or (b) the Annual Shareholder Report

date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

Interfund Transactions

During the year ended July 31, 2010, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $537,303 and $0, respectively.

General

Certain Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2010, the Adviser reimbursed $8,477. Transactions with the affiliated companies during the year ended July 31, 2010, were as follows:

Affiliates	Balance of Shares Held 7/31/2009	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2010	Value	Dividend Income/ Allocated Investment Income
Emerging Markets Fixed Income Core Fund	69,216	25,897	9,339	85,774	$2,263,611	$151,847
Federated Mortgage Core Portfolio	1,560,524	260,336	935,283	885,577	$9,077,167	$631,461
Federated Project and Trade Finance Core Fund	—	76,445	—	76,445	$760,627	$9,107
Federated Prime Value Obligations Fund, Institutional Shares	8,638,989	86,904,258	81,362,644	14,180,603	$14,180,603	$19,025
High Yield Bond Portfolio	923,286	102,618	213,164	812,740	$5,225,917	$442,165
TOTAL OF AFFILIATED TRANSACTIONS	11,192,015	87,369,554	82,520,430	16,041,139	$31,507,925	$1,253,605
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund may invest in portfolios of Federated Core Trust (Core Trust), which is managed by FIMCO, an affiliate to the Fund's adviser. Core Trust is an open-end management company, registered under the Act, available only to registered investment companies and other institutional investors. The investment objective of High Yield Bond Portfolio, a portfolio of Core Trust, is to seek high current income. It pursues its objective by investing primarily in a Annual Shareholder Report diversified portfolio of lower rated fixed-income securities. The investment objective of Federated Mortgage Core Portfolio, a portfolio of Core Trust, is to provide total return. Federated receives no advisory or administrative fees from the funds within Core Trust. Income distributions from Core Trust are declared daily and paid monthly, and are recorded by the Fund as dividend income. Capital gain distributions, if any, from Core Trust are declared and paid annually, and are recorded by the Fund as capital gains. The performance of the Fund is directly affected by the performance of the Core Trust. A copy of the Core Trust's financial statements is available on the EDGAR Database on the SEC's website or upon request from the Fund.

Pursuant to a separate Exemptive Order issued by the SEC, the Fund may also invest in portfolios of Federated Core Trust II, L.P. (Core Trust II). Core Trust II is independently managed by Federated Investment Counseling. Core Trust II is a limited partnership established under the laws of the state of Delaware on November 13, 2000, registered under the Act and offered only to registered investment companies and other accredited investors. The investment objective of EMCORE, a portfolio of Core Trust II, is to achieve total return on its assets. EMCORE's secondary objective is to achieve a high level of income. Federated receives no advisory or administrative fees from the funds within Core Trust II. The Fund records daily its proportionate share of income, expenses, realized and unrealized gains and losses from EMCORE. The performance of the Fund is directly affected by the performance of EMCORE. A copy of EMCORE's financial statements is available on the EDGAR Database on the SEC's website or upon request from the Fund.

6. Investment TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2010, were as follows:

Purchases	$251,276,617
Sales	$299,256,531

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of July 31, 2010, there were no outstanding loans. During the year ended July 31, 2010, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of July 31, 2010, there were no outstanding loans. During the year ended July 31, 2010, the program was not utilized.

9. Legal Proceedings

Since October 2003, Federated Investors, Inc. and related entities (collectively, “Federated”), and various Federated sponsored mutual funds (“Federated Funds”) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who Annual Shareholder Report purchased, owned and/or redeemed shares of certain Federated Funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated without admitting the validity of any claim has reached a preliminary settlement with the Plaintiffs in these cases. Any settlement would have to be approved by the Court. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania. These lawsuits have been consolidated into a single action alleging excessive advisory fees involving one of the Federated Funds. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel, have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek monetary damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the allegations in these matters will not result in increased redemptions, or reduced sales, of shares of the Federated Funds or other adverse consequences for the Federated Funds.

10. Subsequent events

Management has evaluated subsequent events through the date the financial statements were issued, and determined that no events have occurred that require additional disclosure.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended July 31, 2010, 66.43% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income distributions made by the Fund during the year ended July 31, 2010, 57.84% qualify for the dividend received deduction available to corporate shareholders.

Annual Shareholder Report

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF trustees OF Federated MDt series AND SHAREHOLDERS OF federated mdt Balanced fund:

We have audited the accompanying statement of assets and liabilities of Federated MDT Balanced Fund (the “Fund”) (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Balanced Fund, a portfolio of Federated MDT Series, at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 20, 2010

Annual Shareholder Report

Board of Trustees and Trust Officers

The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2009, the Trust comprised eight portfolio(s), and the Federated Fund Family consisted of 43 investment companies (comprising 145 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

Interested TRUSTEES Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Began serving: May 2006	Principal Occupations: Principal Executive Officer and President of the Federated Fund Family; Director or Trustee of some of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

INDEPENDENT TRUSTEES Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Conroy, Jr., Ph.D. Birth Date: June 23, 1937 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.
Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.
Qualifications: Business management and director experience.
Nicholas P. Constantakis, CPA Birth Date: September 3, 1939 Trustee Began serving: June 2006	Principal Occupation: Director or Trustee of the Federated Fund Family.
Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).
Previous Position: Partner, Andersen Worldwide SC.
Qualifications: Public accounting and director experience.
John F. Cunningham Birth Date: March 5, 1943 Trustee Began serving: June 2006	Principal Occupation: Director or Trustee of the Federated Fund Family.
Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.
Previous Position: Pennsylvania Superior Court Judge.
Qualifications: Legal and director experience.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: June 2006	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
Other Directorship Held: Board of Overseers, Babson College.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Family; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management, public accounting and director experience.
R. James Nicholson Birth Date: February 4, 1938 Trustee Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Family; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.
Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
Qualifications: Legal, government, business management and mutual fund director experience.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
James F. Will Birth Date: October 12, 1938 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chancellor and President, Saint Vincent College.
Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.
Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.
Qualifications: Business management, education and director experience.
Annual Shareholder Report

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: May 2006	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: May 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: June 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract - May 2010

Federated MDT Balanced Fund (the “Fund”)

The Fund's Board reviewed the Fund's investment advisory and subadvisory contracts at meetings held in May 2010. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.

During its review of these contracts, the Board considered compensation and benefits received by the Adviser and subadviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services (if any) received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser and subadviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.

Annual Shareholder Report

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. Annual Shareholder Report

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be relevant, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant in judging the reasonableness of proposed fees. He also observed that certain funds may exhibit important differences in their objectives and management techniques when compared to other funds placed in the same peer group by ranking organizations, noting in this connection that the Fund's quantitative investment program is of such a type.

The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the report. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries Annual Shareholder Report for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. In this regard, the Board had been previously advised Annual Shareholder Report that, while comparisons to fund peer groups are relevant in judging the reasonableness of advisory fees, the Fund's quantitative focus makes fee and expense comparisons particularly difficult. Although the Fund's advisory fee was above the median of the peer range, the peer group of funds varied widely in their complexity, and the management of the Fund is among the more complex relative to its peers The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory and subadvisory contracts. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's website at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Portfolio Holdings” link.

Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated MDT Balanced Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R841
Cusip 31421R833
Cusip 31421R692

37326 (9/10)

Federated is a registered mark of Federated Investors, Inc.
2010  © Federated Investors, Inc.

Federated MDT Balanced Fund

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2010

Institutional Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS

EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Financial Highlights - Institutional Shares

(For a Share Outstanding Throughout Each Period)

Year Ended July 31	2010	2009	2008	2007[1]	2006
Net Asset Value, Beginning of Period	$10.21	$12.57	$13.79	$13.23	$13.60
Income From Investment Operations:
Net investment income	0.19[2]	0.23[2]	0.30[2]	0.24[2]	0.24[2]
Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency transactions	0.71	(2.28)	(0.98)	1.14	0.50
TOTAL FROM INVESTMENT OPERATIONS	0.90	(2.05)	(0.68)	1.38	0.74
Less Distributions:
Distributions from net investment income	(0.21)	(0.31)	(0.19)	(0.17)	(0.18)
Distributions from net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	—	—	(0.35)	(0.65)	(0.93)
TOTAL DISTRIBUTIONS	(0.21)	(0.31)	(0.54)	(0.82)	(1.11)
Net Asset Value, End of Period	$10.90	$10.21	$12.57	$13.79	$13.23
Total Return[3]	8.74%	(16.13)%	(5.33)%	10.61%	5.62%
Ratios to Average Net Assets:
Net expenses	0.96%	1.05%	1.06%	1.14%	1.25%
Net investment income	1.71%	2.29%	2.22%	1.74%	1.82%
Expense waiver/reimbursement[4]	0.21%	0.09%	0.03%	0.17%	0.14%
Supplemental Data:
Net assets, end of period (000 omitted)	$49,127	$50,161	$71,949	$81,634	$73,747
Portfolio turnover	130%	231%	158%	174%	139%
1	MDT Balanced Fund (the “Predecessor Fund”) was reorganized into Federated MDT Balanced Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report
1

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2010 to July 31, 2010.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 2/1/2010	Ending Account Value 7/31/2010	Expenses Paid During Period[1]
Actual	$1,000	$1,017.70	$4.80
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,020.03	$4.81
1	Expenses are equal to the Fund's annualized net expense ratio of 0.96%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period).
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Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Management's Discussion of Fund Performance (unaudited)

For the 12-month reporting period ended July 31, 2010, the fund's Institutional Shares produced a total return of 8.74% based on net asset value. Over the same period, the Standard & Poor's 500 Index1 (S&P 500) and the Barclays Capital U.S. Aggregate Bond Index2 returned 13.84%, and 8.91%, respectively, while the Lipper Balanced Fund Index3 returned 12.09%.

MARKET OVERVIEW

Over the reporting period, domestic equity markets' performance was positive if somewhat erratic as expectations for economic growth improved before subsequently tailing off. The Russell 3000® Index,4 which represents the performance of the 3,000 largest U.S. companies by market capitalization, finished the period up a solid 14.82%. Mid-cap stocks led the way as demonstrated by the 23.21% return of the Russell Midcap® Index,5 which exceeded the 11.27% and

1	The Standard & Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made directly in an index.
2	The Barclay's Capital U.S. Aggregate Bond Index is an unmanaged index composed of securities from the Barclay's Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. Investments cannot be made directly in an index.
3	Lipper Indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
4	The Russell 3000® Index offers investors access to the broad U.S. equity universe representing approximately 98% of the U.S. market. The Russell 3000® is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The index is unmanaged and investments cannot be made directly in an index.
5	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 27% of the total market capitalization of the Russell 1000® Index. The index is unmanaged and investments cannot be made directly in an index.®
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18.43% results for the Russell Top 200®Index,6 representing large-cap stocks, and the Russell 2000® Index,7 representing small-cap stocks, respectively. Value stocks outperformed growth stocks during the year, with the Russell 3000® Value Index8 returning 15.78% as compared to 13.88% for the Russell 3000 Growth®Index.®9

Real Estate Investment Trust (REIT) fundamentals improved as the declining trend in employment slowed and credit availability improved during the period. REIT performance rebounded significantly from the severe downturn of the prior year, as demonstrated by the 53.90% return of the Standard & Poor's U.S. REIT Index.10

International equities11 in developed markets underperformed the domestic equity market during the period with the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index12 returning 6.26%. Benefitting from more robust economic growth, emerging markets13 had better results with the MSCI Emerging Markets Free Index14 returning 19.92% over the period.

6	The Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000® Index, which represents approximately 65% of the total market capitalization of the Russell 1000® Index.
7	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. The index is unmanaged and investments cannot be made directly in an index.
8	The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. The index is unmanaged and investments cannot be made directly in an index.
9	The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes. The index is unmanaged and investments cannot be made directly in an index.
10	The S&P REIT Index tracks the market performance of U.S. Real Estate Investment Trusts, known as REITs. It consists of 100 REITs chosen for their liquidity and importance in representing a diversified real estate portfolio. Investments in REITs involve special risks associated with an investment in real estate, such as limited liquidity and interest rate risks. The index is unmanaged and investments cannot be made directly in an index.
11	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.
12	The EAFE Index measures international equity performance. It comprises 21 MSCI country indices, representing the developed markets outside of North America. The index is unmanaged and investments cannot be made directly in an index.
13	Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries, and currency risks and political risks are accentuated in emerging markets.
14	The MSCI Emerging Markets Free Index is an unmanaged index reflecting approximately 60% of the market capitalization, by industry, in each of 26 emerging market countries. The index is unmanaged and investments cannot be made directly in an index.
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The bond markets enjoyed a sanguine period over the year as the economy appeared to be in the early stages of recovery. Credit-related sectors showed significant easing of tensions as compared to the previous 12 months, when markets were still in a period of turmoil. Consequently, spreads narrowed significantly in the high yield, emerging markets, commercial mortgage-backed securities (CMBS) and investment-grade corporate markets. Interest rates declined across the maturity spectrum from 20 to 90 basis points, more in the intermediate part of the yield curve. Given that spreads tightened and yields declined, total returns across bond sectors were decidedly positive. For example, the total return on the Barclays Capital U.S. Aggregate Bond Index was 8.91% for the period.

ASSET ALLOCATION

During the 12-month reporting period, equity investments accounted for an average of approximately 69% of the portfolio while fixed income, cash and a small allocation to commodities, accounted for an average of 31%. This emphasis on equities helped results early in the period when stocks rallied, but hindered performance later when valuations deteriorated. Within the fund's equity portfolio, the allocation to REIT investments was increased during the period, which contributed positively to performance, and the allocation to developed international equities was reduced.

EQUITIES

Domestic equity investments, which were managed under Federated MDT's proprietary All Cap Core strategy, underperformed their benchmark, the Russell 3000 Index, during the 12-month reporting period. Stock selection in the Consumer Discretionary, Financials, Consumer Staples and Information Technology sectors were the most significant negative factors in the strategy's relative underperformance. Additionally, an underweight (the fund held less than the Index) in the Industrials sector hurt results. An underweight in the Consumer Staples sector and stock selection in the Health Care sector contributed positively to relative performance.

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International equity investments trailed the performance of domestic equities as concerns about European sovereign credit hurt results. REIT investments outperformed their benchmark, benefitting from an overweight in companies investing in mall and urban office properties.

FIXED INCOME

The bond portion of the fund outperformed its benchmark, the Barclays Capital Aggregate Bond Index, over the reporting period. Overweights in sectors bearing some credit risk, including high yield, emerging markets, CMBS and investment-grade corporates provided a big boost to performance. Security selection15 also contributed significantly while yield curve management had a modest positive effect. Security selection in the MBS16 sector was the only meaningful negative contributor to relative performance.

15	High-yield, lower-rated securities generally entail greater market, credit and liquidity risk than investment-grade securities and may include higher volatility and higher risk of default. Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
16	The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
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GROWTH OF A $10,000 INVESTMENT  -  INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Balanced Fund2 (Institutional Shares) (the “Fund”) from October 1, 2002 (start of performance) to July 31, 2010, compared to the Standard and Poor's 500 Index (S&P 500),3 the Lipper Mixed-Asset Target Allocation Growth Funds Index4 and the Barclays Capital U.S. Aggregate Bond Index (BCAB).3

Average Annual Total Returns for the Period Ended 7/31/2010
1 Year	8.74%
5 Years	0.17%
Start of Performance (10/1/2002)	5.77%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

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1	The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, BCAB and the Lipper Mixed-Asset Target Allocation Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The Fund is the successor to the MDT Balanced Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information shown for periods prior to that date is that of the MDT Balanced Fund.
3	The S&P 500 and BCAB are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
4	Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. Lipper figures do not reflect sales charges.
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Portfolio of Investments Summary Tables (unaudited)

At July 31, 2010, the Fund's portfolio composition1 was as follows:

Security Type	Percentage of Total Net Assets
Domestic Equity Securities	54.5%
Corporate Debt Securities	16.5%
International Equity Securities (including International Exchange-Traded Funds)	6.1%
Mortgage-Backed Securities	4.7%
U.S. Treasury and Agency Securities[2]	3.8%
Collateralized Mortgage Obligations	1.7%
Asset-Backed Securities	1.6%
Foreign Debt Securities	1.0%
Municipal Security[3]	0.0%
Cash Equivalents[4]	8.0%
Derivative Contracts[3,5]	(0.0)%
Other Assets and Liabilities — Net[6]	2.1%
TOTAL	100.0%
1	See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
2	Also includes $168,082 held in U.S. Treasuries pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts.
3	Represents less than 0.1%.
4	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
5	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this report.
6	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
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At July 31, 2010, the Fund's industry composition7 for its equity securities (excluding international exchange-traded funds) was as follows:
Industry Composition	Percentage of Equity Securities
Real Estate Investment Trusts	8.6%
Money Center Banks	8.1%
Financial Services	7.1%
Integrated International Oil	5.1%
Crude Oil & Gas Production	4.9%
Integrated Domestic Oil	4.4%
Life Insurance	4.2%
Miscellaneous Food Products	4.2%
Property Liability Insurance	4.0%
Undesignated Consumer Cyclicals	3.2%
Cable TV	2.9%
Services to Medical Professionals	2.9%
Electronic Equipment Instruments & Components	2.6%
Tobacco	2.6%
Specialty Retailing	2.2%
Computers — High End	1.8%
Electric Utility	1.7%
Software Packaged/Custom	1.7%
Medical Technology	1.6%
Multi-Line Insurance	1.6%
Semiconductor Manufacturing	1.5%
Biotechnology	1.4%
Defense Electronics	1.4%
Ethical Drugs	1.2%
Miscellaneous Machinery	1.1%
Computer Stores	1.0%
Miscellaneous Components	1.0%
Semiconductor Distribution	1.0%
Other[8]	15.0%
TOTAL	100.0%
7	Industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
8	For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's equity securities have been aggregated under the designation “Other.”
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Portfolio of Investments

July 31, 2010

Principal Amount or Shares			Value
		COMMON STOCKS – 54.7%
		Aerospace & Defense – 0.1%
4,476	[1]	Hexcel Corp.	83,656
1,600		ITT Corp.	75,392
		TOTAL	159,048
		Agricultural Chemicals – 0.1%
4,800		Bunge Ltd.	238,320
		Air Freight & Logistics – 0.1%
3,500		United Parcel Service, Inc.	227,500
		Airline - Regional – 0.3%
12,120	[1]	Alaska Air Group, Inc.	625,271
		Apparel – 0.0%
1,821	[1]	Carter's, Inc.	44,141
761	[1]	Maidenform Brands, Inc.	18,896
763	[1]	Volcom, Inc.	12,414
		TOTAL	75,451
		Auto Original Equipment Manufacturers – 0.3%
900	[1]	AutoZone, Inc.	190,413
7,400		Johnson Controls, Inc.	213,194
2,500	[1]	LKQ Corp.	49,450
432		Sun Hydraulics, Inc.	11,141
1,200	[1]	Tenneco Automotive, Inc.	33,120
		TOTAL	497,318
		Auto Part Replacement – 0.1%
5,000	[1]	WABCO Holdings, Inc.	193,400
		Auto Rentals – 0.0%
2,280	[1]	United Rentals, Inc.	30,050
		Beer – 0.0%
821	[1]	The Boston Beer Co., Inc., Class A	56,945
		Biotechnology – 0.8%
26,200	[1]	Amgen, Inc.	1,428,686
1,725	[1]	Questcor Pharmaceuticals, Inc.	19,406
749	[1]	Regeneron Pharmaceuticals, Inc.	18,119
		TOTAL	1,466,211
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Principal Amount or Shares			Value
		Book Publishing – 0.0%
3,600		Scholastic Corp.	91,188
		Broadcasting – 0.0%
532	[1]	Loral Space & Communications Ltd.	25,451
		Building Materials – 0.0%
1,096		Quanex Building Products Corp.	19,279
		Building Products – 0.0%
2,591		Simpson Manufacturing Co., Inc.	66,822
		Business Services – 0.0%
658	[1]	OpenTable, Inc.	29,413
		Cable TV – 1.6%
78,000	[1]	DIRECTV- Class A	2,898,480
		Capital Markets – 0.2%
13,500		Morgan Stanley	364,365
		Carpets – 0.0%
2,300		Interface, Inc.	28,589
		Clothing Stores – 0.2%
2,969	[1]	AnnTaylor Stores Corp.	52,076
1,337		Cato Corp., Class A	31,125
957	[1]	Children's Place Retail Stores, Inc.	40,051
3,372	[1]	Fossil, Inc.	133,531
1,339	[1]	Jos A. Bank Clothiers, Inc.	78,573
3,800		Limited Brands	97,432
		TOTAL	432,788
		Commodity Chemicals – 0.2%
3,300		Du Pont (E.I.) de Nemours & Co.	134,211
1,054		Newmarket Corp.	112,978
800		PPG Industries, Inc.	55,576
		TOTAL	302,765
		Communications Equipment – 0.1%
3,900		Harris Corp.	173,667
		Computer Peripherals – 0.3%
5,002	[1]	Aruba Networks, Inc.	84,934
10,800	[1]	Network Appliance, Inc.	456,840
1,271	[1]	Synaptics, Inc.	39,782
		TOTAL	581,556
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Principal Amount or Shares			Value
		Computer Services – 0.3%
135	[1]	CACI International, Inc., Class A	6,348
4,200	[1]	Fiserv, Inc.	210,420
1,256	[1]	Manhattan Associates, Inc.	33,736
7,500	[1]	Synnex Corp.	197,925
3,364	[1]	Xyratex Ltd.	43,698
		TOTAL	492,127
		Computer Stores – 0.6%
35,100	[1]	Ingram Micro, Inc., Class A	580,203
11,300	[1]	Tech Data Corp.	447,028
		TOTAL	1,027,231
		Computers - High End – 1.0%
14,400		IBM Corp.	1,848,960
		Construction Machinery – 0.0%
348		NACCO Industries, Inc., Class A	30,986
		Consumer Cyclical - Lodging – 0.0%
3,600		Wyndham Worldwide Corp.	91,908
		Copper – 0.1%
2,900		Freeport-McMoRan Copper & Gold, Inc.	207,466
		Cosmetics & Toiletries – 0.1%
2,296	[1]	Sally Beauty Holdings, Inc.	21,720
3,010	[1]	Ulta Salon Cosmetics & Fragrance, Inc.	76,033
		TOTAL	97,753
		Crude Oil & Gas Production – 2.7%
9,300		Apache Corp.	888,894
176,500		Chesapeake Energy Corp.	3,711,795
124	[1]	Clayton Williams Energy, Inc.	5,519
5,000		Devon Energy Corp.	312,450
1,762	[1]	Gulfport Energy Corp.	23,012
		TOTAL	4,941,670
		Dairy Products – 0.0%
33		Cal-Maine Foods, Inc.	1,042
		Defense Electronics – 0.8%
10,000		Northrop Grumman Corp.	586,400
18,100		Raytheon Co.	837,487
		TOTAL	1,423,887
		Department Stores – 0.0%
1,200	[1]	Sears Holdings Corp.	85,200
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Principal Amount or Shares			Value
		Discount Department Stores – 0.1%
5,363	[1]	99 Cents Only Stores	89,133
439		Pricesmart, Inc.	12,292
		TOTAL	101,425
		Diversified Financial Services – 0.0%
6,100	[1]	American Capital Ltd.	31,659
		Diversified Leisure – 0.1%
3,786	[1]	Coinstar, Inc.	172,263
		Electric & Electronic Original Equipment Manufacturers – 0.1%
1,100		Eaton Corp.	86,306
6,000	[1]	General Cable Corp.	159,240
		TOTAL	245,546
		Electric Utility – 0.9%
21,200		Constellation Energy Group	669,920
3,600		DPL, Inc.	91,116
11,800		Edison International	391,170
17,300		Public Service Enterprises Group, Inc.	569,170
		TOTAL	1,721,376
		Electrical Equipment – 0.3%
2,784		Baldor Electric Co.	106,404
931		Belden, Inc.	22,242
2,700		Emerson Electric Co.	133,758
959	[1]	Littelfuse, Inc.	34,150
1,471		Smith (A.O.) Corp.	80,434
4,500	[1]	Thomas & Betts Corp.	178,380
		TOTAL	555,368
		Electronic Equipment Instruments & Components – 1.4%
146,800		Corning, Inc.	2,660,016
		Electronic Instruments – 0.1%
609	[1]	Faro Technologies, Inc.	12,527
2,021	[1]	Hittite Microwave Corp.	92,885
1,015	[1]	IRobot Corp.	20,665
929	[1]	Ixia	10,201
2,062	[1]	Power-One, Inc.	25,631
3,700	[1]	Trimble Navigation Ltd.	104,969
		TOTAL	266,878
		Electronic Test/Measuring Equipment – 0.1%
2,300	[1]	Itron, Inc.	149,661
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Principal Amount or Shares			Value
		Ethical Drugs – 0.6%
33,800		Lilly (Eli) & Co.	1,203,280
		Financial Services – 3.9%
80,400		Ameriprise Financial, Inc.	3,408,156
3,201		Deluxe Corp.	65,877
800		Nelnet, Inc., Class A	16,128
21,700		Principal Financial Group	555,737
5,866	[1]	Verifone Systems, Inc.	128,348
41,300		Visa, Inc. - Class A Shares	3,029,355
		TOTAL	7,203,601
		Furniture – 0.0%
55		Ethan Allen Interiors, Inc.	844
3,056	[1]	Tempur-Pedic International, Inc.	93,727
		TOTAL	94,571
		Generic Drugs – 0.1%
976	[1]	Impax Laboratories, Inc.	15,997
1,500		Perrigo Co.	84,015
		TOTAL	100,012
		Greeting Cards – 0.1%
9,565		American Greetings Corp., Class A	195,987
		Home Health Care – 0.1%
3,619	[1]	Amerigroup Corp.	129,416
580	[1]	LHC Group, Inc.	13,334
		TOTAL	142,750
		Home Products – 0.1%
1,500		Jarden Corp.	43,425
2,714		Tupperware Brands Corp.	106,904
		TOTAL	150,329
		Hotels – 0.0%
1,400		Marriott International, Inc., Class A	47,474
		Household Appliances – 0.3%
7,700		Whirlpool Corp.	641,410
		Industrial Machinery – 0.1%
600		Dover Corp.	28,782
1,700		Graco, Inc.	53,669
811		Tennant Co.	30,429
		TOTAL	112,880
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Principal Amount or Shares			Value
		Integrated Domestic Oil – 2.4%
42,100		ConocoPhillips	2,324,762
40,800		Hess Corp.	2,186,472
		TOTAL	4,511,234
		Integrated International Oil – 2.8%
55,600		Chevron Corp.	4,237,276
16,200		Exxon Mobil Corp.	966,816
		TOTAL	5,204,092
		Internet Services – 0.3%
5,900	[1]	NetFlix, Inc.	605,045
738	[1]	Overstock.com, Inc.	14,590
		TOTAL	619,635
		Leasing – 0.0%
2,202		Textainer Group Holdings Ltd.	60,115
		Life Insurance – 2.3%
1,900		American Equity Investment Life Holding Co.	20,520
77,200		MetLife, Inc.	3,247,032
17,400		Prudential Financial	996,846
		TOTAL	4,264,398
		Machined Parts Original Equipment Manufactures – 0.0%
441		Applied Industrial Technologies, Inc.	12,348
		Magazine Publishing – 0.1%
5,500		McGraw-Hill Cos., Inc.	168,795
		Mail Order – 0.1%
2,932	[1]	HSN, Inc.	86,201
937	[1]	Systemax, Inc.	15,329
		TOTAL	101,530
		Maritime – 0.1%
6,500	[1]	Genco Shipping & Trading Ltd.	108,550
		Meat Packing – 0.1%
15,500	[1]	Smithfield Foods, Inc.	220,875
		Medical Supplies – 0.2%
2,003	[1]	Emergency Medical Services Corp., Class A	89,614
3,161	[1]	NuVasive, Inc.	103,586
3,347	[1]	Sirona Dental Systems, Inc.	103,021
		TOTAL	296,221
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Principal Amount or Shares			Value
		Medical Technology – 0.9%
824	[1]	Integra Lifesciences Corp.	29,771
3,100	[1]	Intuitive Surgical, Inc.	1,017,947
1,886	[1]	Thoratec Laboratories Corp.	69,367
9,800	[1]	Zimmer Holdings, Inc.	519,302
		TOTAL	1,636,387
		Metal Containers – 0.0%
200		Silgan Holdings, Inc.	5,684
		Metal Fabrication – 0.1%
616		Barnes Group, Inc.	11,322
426	[1]	Ladish Co., Inc.	12,529
5,068		Worthington Industries, Inc.	72,624
		TOTAL	96,475
		Miscellaneous Components – 0.5%
6,888	[1]	Amkor Technology, Inc.	39,744
13,900		Amphenol Corp., Class A	622,720
3,009	[1]	Applied Micro Circuits Corp.	35,987
5,580	[1]	MKS Instruments, Inc.	119,747
22,000	[1]	Vishay Intertechnology, Inc.	186,780
		TOTAL	1,004,978
		Miscellaneous Food Products – 2.3%
152,600		Archer-Daniels-Midland Co.	4,175,136
843		Diamond Foods, Inc.	37,547
500		The Andersons, Inc.	17,185
		TOTAL	4,229,868
		Miscellaneous Machinery – 0.6%
21,500		Illinois Tool Works, Inc.	935,250
1,643		Nordson Corp.	103,591
1,500		Rockwell Automation, Inc.	81,225
		TOTAL	1,120,066
		Miscellaneous Metals – 0.0%
194		AMCOL International Corp.	5,812
		Money Center Bank – 4.5%
974,500	[1]	Citigroup, Inc.	3,995,450
106,700		J.P. Morgan Chase & Co.	4,297,876
		TOTAL	8,293,326
		Multi-Industry Capital Goods – 0.0%
470		Raven Industries, Inc.	16,464
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Principal Amount or Shares			Value
		Multi-Line Insurance – 0.9%
13,300		Assurant, Inc.	495,957
13,800	[1]	CNA Financial Corp.	387,228
1,258		FBL Financial Group, Inc., Class A	28,544
22,400		Lincoln National Corp.	583,296
3,500		Unitrin, Inc.	97,265
		TOTAL	1,592,290
		Office Furniture – 0.0%
1,142		HNI Corp.	29,509
		Oil Refiner – 0.3%
28,100		Valero Energy Corp.	477,419
4,652		World Fuel Services Corp.	121,185
		TOTAL	598,604
		Oil Service, Explore & Drill – 0.3%
18,700	[1]	Rowan Cos., Inc.	472,362
		Oil Well Supply – 0.1%
2,472		Lufkin Industries, Inc.	101,624
3,695		RPC, Inc.	61,632
		TOTAL	163,256
		Paper Products – 0.0%
202	[1]	Clearwater Paper Corp.	12,449
659		Neenah Paper, Inc.	11,822
834		Rock-Tenn Co.	44,386
		TOTAL	68,657
		Personal Loans – 0.4%
12,300		Capital One Financial Corp.	520,659
4,116	[1]	World Acceptance Corp.	170,526
		TOTAL	691,185
		Personnel Agency – 0.0%
524		Maximus, Inc.	31,540
		Photo-Optical Component-Equipment – 0.0%
1,179		Cognex Corp.	21,988
		Photography – 0.0%
837	[1]	Eastman Kodak Co.	3,323
		Plastic – 0.0%
2,148	[1]	Polyone Corp.	22,146
Annual Shareholder Report
18

Principal Amount or Shares			Value
		Plastic Containers – 0.0%
1,400	[1]	Owens-Illinois, Inc.	38,710
		Pollution Control – 0.1%
4,000		Danaher Corp.	153,640
		Poultry Products – 0.1%
2,130		Sanderson Farms, Inc.	99,577
		Printed Circuit Boards – 0.0%
423	[1]	Benchmark Electronics, Inc.	7,064
1,147		Park Electrochemical Corp.	31,474
3,169	[1]	Sanmina-SCI Corporation	39,834
		TOTAL	78,372
		Professional Services – 0.0%
547		Corporate Executive Board Co.	15,409
		Property Liability Insurance – 2.2%
5,200		American Financial Group, Inc., Ohio	153,244
2,500		Chubb Corp.	131,575
2,400		Horace Mann Educators Corp.	40,368
3,700		Platinum Underwriters Holdings Ltd.	144,596
1,400		RenaissanceRe Holdings Ltd.	80,108
69,900		The Travelers Cos, Inc.	3,526,455
		TOTAL	4,076,346
		Real Estate Investment Trusts – 4.7%
53,500		AMB Property Corp.	1,335,360
4,000		Alexandria Real Estate Equities, Inc.	282,200
85,000		Annaly Capital Management, Inc.	1,479,000
4,000		Avalonbay Communities, Inc.	420,360
7,500		Boston Properties, Inc.	614,250
16,000		Digital Realty Trust, Inc.	1,011,520
26,056		Host Hotels & Resorts, Inc.	373,643
15,000		Kimco Realty Corp.	226,050
9,468		Macerich Co. (The)	392,449
12,000		Plum Creek Timber Co., Inc.	430,560
8,000		SL Green Realty Corp.	481,920
13,691		Simon Property Group, Inc.	1,221,511
5,599		Vornado Realty Trust	463,485
		TOTAL	8,732,308
		Recreational Goods – 0.0%
1,318		Sturm Ruger & Co., Inc.	18,452
Annual Shareholder Report
19

Principal Amount or Shares			Value
		Recreational Vehicles – 0.1%
2,851		Brunswick Corp.	48,239
1,664		Polaris Industries, Inc.	99,341
		TOTAL	147,580
		Restaurant – 0.1%
3,013	[1]	Cheesecake Factory, Inc.	70,625
244	[1]	Chipotle Mexican Grill, Inc.	36,087
591		Cracker Barrel Old Country Store, Inc.	28,947
1,356	[1]	DineEquity, Inc.	49,440
		TOTAL	185,099
		Roofing & Wallboard – 0.0%
1,310	[1]	Beacon Roofing Supply, Inc.	22,349
		Securities Brokerage – 0.2%
2,200		Goldman Sachs Group, Inc.	331,804
		Semiconductor Distribution – 0.6%
23,300	[1]	Arrow Electronics, Inc.	577,607
18,300	[1]	Avnet, Inc.	460,245
1,764	[1]	Lattice Semiconductor Corp.	9,808
		TOTAL	1,047,660
		Semiconductor Manufacturing – 0.8%
3,768	[1]	Cavium Networks, Inc.	101,095
3,906	[1]	Cirrus Logic, Inc.	76,167
3,314	[1]	Integrated Device Technology, Inc.	19,254
3,000		Micrel, Inc.	29,160
160,600	[1]	Micron Technology, Inc.	1,169,168
3,000	[1]	NetLogic Microsystems, Inc.	88,680
452	[1]	Rubicon Technology, Inc.	13,673
1,445	[1]	Semtech Corp.	25,114
558	[1]	Supertex, Inc.	14,475
		TOTAL	1,536,786
		Semiconductor Manufacturing Equipment – 0.1%
2,129	[1]	Advanced Energy Industries, Inc.	37,492
1,291	[1]	Brooks Automation, Inc.	9,850
1,671	[1]	GT Solar International, Inc.	10,828
1,683	[1]	Veeco Instruments, Inc.	72,874
		TOTAL	131,044
		Semiconductors & Semiconductor Equipment – 0.2%
19,600	[1]	Fairchild Semiconductor International, Inc., Class A	177,968
Annual Shareholder Report
20

Principal Amount or Shares			Value
7,600		Linear Technology Corp.	242,288
		TOTAL	420,256
		Services to Medical Professionals – 1.6%
1,200	[1]	HMS Holdings Corp.	67,584
4,000	[1]	Health Net, Inc.	94,200
31,200		Omnicare, Inc.	768,456
1,100		Quest Diagnostics, Inc.	51,689
16,200		UnitedHealth Group, Inc.	493,290
29,300	[1]	Wellpoint, Inc.	1,486,096
		TOTAL	2,961,315
		Shoes – 0.2%
1,675		Brown Shoe Co., Inc.	24,489
2,053	[1]	Collective Brands, Inc.	32,889
1,089	[1]	DSW, Inc.	28,978
2,634	[1]	Deckers Outdoor Corp.	134,044
1,598	[1]	Steven Madden Ltd.	61,731
2,752	[1]	Timberland Co., Class A	48,490
		TOTAL	330,621
		Software Packaged/Custom – 0.9%
1,687	[1]	Ariba, Inc.	26,941
900	[1]	BMC Software, Inc.	32,022
1,000	[1]	Blackboard, Inc.	37,970
1,973	[1]	Blue Coat Systems, Inc.	43,209
8,700		CA, Inc.	170,172
2,877	[1]	CSG Systems International, Inc.	54,260
4,300	[1]	F5 Networks, Inc.	377,669
2,500	[1]	GSI Commerce, Inc.	56,300
2,400	[1]	Informatica Corp.	72,312
42	[1]	Lawson Software, Inc.	335
492	[1]	MicroStrategy, Inc., Class A	40,831
743	[1]	Quest Software, Inc.	14,979
6,600	[1]	Rovi Corporation	293,700
16,000	[1]	Symantec Corp.	207,520
8,980	[1]	Tibco Software, Inc.	121,769
2,300	[1]	VMware, Inc., Class A	178,319
		TOTAL	1,728,308
Annual Shareholder Report
21

Principal Amount or Shares			Value
		Specialty Chemicals – 0.2%
482		Arch Chemicals, Inc.	16,518
5,000		Cabot Corp.	147,500
218		Chemed Corp.	11,537
1,700	[1]	Kraton Performance Polymers, Inc.	39,882
2,200	[1]	OM Group, Inc.	59,400
2,360	[1]	Polypore International, Inc.	57,962
4,255	[1]	Rockwood Holdings, Inc.	124,288
		TOTAL	457,087
		Specialty Machinery – 0.1%
2,600		Gardner Denver, Inc.	132,002
673	[1]	Universal Display Corp.	13,871
		TOTAL	145,873
		Specialty Retailing – 1.2%
57,700		CVS Corp.	1,770,813
1,914	[1]	Hibbett Sports, Inc.	50,664
1,732	[1]	J Crew Group, Inc.	61,711
1,276	[1]	Kirkland's, Inc.	21,513
3,600	[1]	Penske Automotive Group, Inc.	50,400
4,165		Sothebys Holdings, Inc., Class A	112,996
1,972		Tractor Supply Co.	137,074
488	[1]	Vitamin Shoppe Industries, Inc.	13,332
		TOTAL	2,218,503
		Technology Hardware & Equipment – 0.0%
1,062	[1]	Isilon Systems, Inc.	18,627
441	[1]	Netezza Corp.	6,836
		TOTAL	25,463
		Telecommunication Equipment & Services – 0.2%
1,941	[1]	Acme Packet, Inc.	54,853
2,237		Adtran, Inc.	70,644
2,487	[1]	Anixter International, Inc.	120,172
3,764		Plantronics, Inc.	112,807
		TOTAL	358,476
		Textiles Apparel & Luxury Goods – 0.1%
1,900		Phillips Van Heusen Corp.	98,591
		Tobacco – 1.4%
5,900		Lorillard, Inc.	449,816
Annual Shareholder Report
22

Principal Amount or Shares			Value
42,100		Philip Morris International, Inc.	2,148,784
		TOTAL	2,598,600
		Trucking – 0.1%
580		Forward Air Corp.	16,843
2,055	[1]	Old Dominion Freight Lines, Inc.	81,029
		TOTAL	97,872
		Undesignated Consumer Cyclicals – 1.8%
4,270	[1]	Avis Budget Group, Inc.	52,692
825	[1]	Capella Education Co.	76,659
17,100	[1]	Convergys Corp.	191,007
941	[1]	DG Fastchannel, Inc.	35,880
4,700		DeVRY, Inc.	252,860
1,487	[1]	Grand Canyon Education, Inc.	36,090
1,900		Herbalife Ltd.	94,316
26,200	[1]	ITT Educational Services, Inc.	2,115,388
1,125	[1]	Lincoln Educational Services	23,726
3,311		Nu Skin Enterprises, Inc.	94,297
1,865	[1]	Parexel International Corp.	38,288
700		Strayer Education, Inc.	167,580
1,394	[1]	Universal Technical Institute, Inc.	28,396
2,553	[1]	Wright Express Corp.	89,330
		TOTAL	3,296,509
		Undesignated Consumer Staples – 0.0%
467	[1]	Medifast, Inc.	14,122
		Undesignated Technology – 0.0%
197	[1]	American Reprographics Co.	1,753
		Wireless Communications – 0.0%
459	[1]	InterDigital, Inc.	12,526
		TOTAL COMMON STOCKS (IDENTIFIED COST $98,060,379)	101,681,317
		Asset-Backed Securities – 1.6%
$250,000		Banc of America Commercial Mortgage, Inc. 2007-4 A4, 5.744%, 2/10/2051	259,324
1,200,000		Citigroup/Deutsche Bank Commercial Mortgage 2007-CD5, Series 2007-CD5, 5.886%, 11/15/2044	1,239,192
1,000,000	[2]	Credit Suisse Mortgage Capital Certificate 2006-C4, Series 2006-C4, 5.509%, 9/15/2039	750,000
Annual Shareholder Report
23

Principal Amount or Shares			Value
$29,614		CS First Boston Mortgage Securities Corp. 2002-HE4 AF, 5.510%, 8/25/2032	26,096
100,000		Merrill Lynch Mortgage Trust 2008-C1 AM, 6.461%, 2/12/2051	87,359
150,000		Merrill Lynch Mortgage Trust 2008-C1, Series 2008-C1, 5.425%, 2/12/2051	156,048
250,000		Merrill Lynch/Countrywide Commercial Mortgage 2007-6, Series 2007-6, 5.485%, 3/12/2051	237,392
140,000		Morgan Stanley Capital I 2006-IQ12 A4, 5.332%, 12/15/2043	144,090
		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $3,031,778)	2,899,501
		Collateralized Mortgage Obligations – 1.1%
2,668		Bear Stearns Mortgage Securities, Inc. 1997-6 1A, 7.141%, 3/25/2031	2,669
410,000		Citigroup/Deutsche Bank Commercial Mortgage 2007-CD4 A3, 5.293%, 12/11/2049	413,978
9,152		Federal Home Loan Mortgage Corp. REMIC 1311 K, 7.000%, 7/15/2022	10,326
17,990		Federal Home Loan Mortgage Corp. REMIC 1384 D, 7.000%, 9/15/2022	20,307
11,418		Federal Home Loan Mortgage Corp. REMIC 1595 D, 7.000%, 10/15/2013	12,029
42,326		Federal Home Loan Mortgage Corp. REMIC 2497 JH, 6.000%, 9/15/2032	46,343
41,546		Federal National Mortgage Association REMIC 1993-113 SB, 9.748%, 7/25/2023	46,231
4,318		Federal National Mortgage Association REMIC 2001-37 GA, 8.000%, 7/25/2016	4,745
10,141		Federal National Mortgage Association REMIC 2003-35 UC, 3.750%, 5/25/2033	10,472
29,334		Government National Mortgage Association REMIC 2002-17 B, 6.000%, 3/20/2032	32,437
199,658	[3,4]	JP Morgan Chase Commercial Mortgage 2010-C1 A1, 3.853%, 6/15/2043	206,921
100,000		JP Morgan Chase Commercial Mortgage Securities 2007-C1 A4, 5.716%, 2/15/2051	102,083
675,000		LB-UBS Commercial Mortgage Trust 2008-C1 A2, 6.324%, 4/15/2041	728,991
350,000		Morgan Stanley Capital, Inc. A4, 5.880%, 6/11/2049	360,221
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $1,845,012)	1,997,753
		Corporate Bonds – 13.1%
		Basic Industry - Chemicals – 0.3%
100,000		Albemarle Corp., Sr. Note, 5.100%, 02/01/2015	109,333
70,000		Dow Chemical Co., Note, 8.550%, 05/15/2019	87,563
Annual Shareholder Report
24

Principal Amount or Shares			Value
$85,000		Du Pont (E.I.) de Nemours & Co., 5.000%, 01/15/2013	92,919
30,000		Du Pont (E.I.) de Nemours & Co., 6.000%, 07/15/2018	35,332
35,000	[3,4]	Incitec Pivot Finance LLC, Company Guarantee, Series 144A, 6.000%, 12/10/2019	35,859
70,000		Praxair, Inc., 4.625%, 03/30/2015	77,789
75,000		Rohm & Haas Co., 6.000%, 09/15/2017	82,510
30,000		Sherwin-Williams Co., 3.125%, 12/15/2014	31,571
		TOTAL	552,876
		Basic Industry - Metals & Mining – 0.5%
50,000		Alcan, Inc., 5.000%, 06/01/2015	53,842
85,000		Alcoa, Inc., Note, 5.550%, 02/01/2017	87,691
80,000		Allegheny Technologies, Inc., Sr. Note, 9.375%, 06/01/2019	94,747
15,000		Anglogold Ashanti Holdings PLC, Sr. Note, 6.500%, 04/15/2040	15,629
10,000		ArcelorMittal, 6.125%, 6/01/2018	10,830
150,000		BHP Finance (USA), Inc., Company Guarantee, 5.250%, 12/15/2015	170,758
130,000		Barrick Gold Corp., Sr. Unsecd. Note, 6.950%, 4/01/2019	159,845
50,000		Newmont Mining Corp., Company Guarantee, 5.875%, 04/01/2035	53,425
85,000		Rio Tinto Finance USA Ltd., 5.875%, 07/15/2013	94,488
85,000		Rio Tinto Finance USA Ltd, Company Guarantee, 6.500%, 7/15/2018	99,185
20,000		Southern Copper Corp., Note, 6.750%, 04/16/2040	21,094
60,000		Worthington Industries, Inc., Sr. Unsecd. Note, 6.500%, 04/15/2020	67,516
		TOTAL	929,050
		Basic Industry - Paper – 0.1%
20,000		International Paper Co., Bond, 7.300%, 11/15/2039	22,947
105,000		International Paper Co., Sr. Unsecd. Note, 7.500%, 08/15/2021	126,233
50,000		Weyerhaeuser Co., Deb., 7.375%, 03/15/2032	50,122
		TOTAL	199,302
		Capital Goods - Aerospace & Defense – 0.1%
50,000	[3,4]	BAE Systems Holdings, Inc., 5.200%, 08/15/2015	54,888
125,000		Boeing Co., Note, 5.125%, 02/15/2013	137,256
30,000		Lockheed Martin Corp., Sr. Note, 4.121%, 03/14/2013	32,261
20,000		Raytheon Co., Sr. Note, 4.400%, 02/15/2020	21,761
		TOTAL	246,166
		Capital Goods - Building Materials – 0.1%
105,000		Masco Corp., Sr. Unsecd. Note, 7.125%, 03/15/2020	106,957
70,000		RPM International, Inc., 6.500%, 02/15/2018	74,702
55,000		RPM International, Inc., Sr. Unsecd. Note, 6.125%, 10/15/2019	59,156
Annual Shareholder Report
25

Principal Amount or Shares			Value
$30,000		Valmont Industries, Inc., Sr. Unsecd. Note, 6.625%, 04/20/2020	31,037
		TOTAL	271,852
		Capital Goods - Diversified Manufacturing – 0.6%
15,000		Avery Dennison Corp., Sr. Unsecd. Note, 5.375%, 04/15/2020	16,128
60,000		Dover Corp., Note, 5.450%, 03/15/2018	68,300
30,000		Emerson Electric Co., 4.875%, 10/15/2019	33,684
100,000		Emerson Electric Co., Unsecd. Note, 5.750%, 11/01/2011	105,853
160,000		Harsco Corp., 5.750%, 05/15/2018	180,560
80,000		Hubbell, Inc., 5.950%, 06/01/2018	93,458
60,000		Ingersoll-Rand Global Holding Co. Ltd., 6.875%, 08/15/2018	71,306
90,000		Roper Industries, Inc., 6.625%, 08/15/2013	101,754
140,000		Textron Financial Corp., 5.400%, 04/28/2013	146,448
40,000	[3,4]	Textron Financial Corp., Jr. Sub. Note, 6.000%, 02/15/2067	32,200
15,000		Thomas & Betts Corp., Sr. Unsecd. Note, 5.625%, 11/15/2021	16,394
130,000		Tyco Electronics Group SA, 5.950%, 01/15/2014	143,717
45,000		Tyco International Finance SA, Note, 4.125%, 10/15/2014	48,304
		TOTAL	1,058,106
		Capital Goods - Environmental – 0.1%
85,000	[3,4]	Republic Services, Inc., Sr. Unsecd. Note, Series 144A, 5.500%, 09/15/2019	93,215
25,000		Waste Management, Inc., 7.375%, 03/11/2019	30,498
		TOTAL	123,713
		Capital Goods - Packaging – 0.0%
20,000		Pactiv Corp., 6.400%, 01/15/2018	21,114
		Communications - Media & Cable – 0.3%
200,000		Comcast Corp., Company Guarantee, 6.500%, 01/15/2017	233,377
20,000		Cox Communications, Inc., 7.125%, 10/01/2012	22,265
75,000		Cox Communications, Inc., Unsecd. Note, 5.450%, 12/15/2014	84,240
100,000		Time Warner Cable, Inc., Company Guarantee, 6.750%, 06/15/2039	113,952
30,000		Time Warner Cable, Inc., Company Guarantee, 8.250%, 04/01/2019	37,744
20,000		Time Warner Cable, Inc., Company Guarantee, 8.750%, 02/14/2019	25,766
25,000		Time Warner Cable, Inc., Sr. Unsecd. Note, 5.850%, 05/01/2017	27,898
		TOTAL	545,242
		Communications - Media Noncable – 0.2%
25,000		Discovery Communications LLC, Company Guarantee, 5.050%, 06/01/2020	26,664
75,000		News America Holdings, Inc., Company Guarantee, 8.000%, 10/17/2016	93,674
Annual Shareholder Report
26

Principal Amount or Shares			Value
$75,000		News America Holdings, Inc., Sr. Deb., 9.250%, 02/01/2013	88,189
100,000	[3,4]	Pearson Funding Two PLC, Sr. Unsecd. Note, Series 144A, 4.000%, 05/17/2016	102,597
		TOTAL	311,124
		Communications - Telecom Wireless – 0.4%
150,000		AT&T Wireless Services, Inc., 8.750%, 03/01/2031	209,528
100,000		America Movil S.A.B. de C.V., Note, 5.750%, 01/15/2015	113,387
100,000		Cingular Wireless LLC, Sr. Note, 6.500%, 12/15/2011	107,370
100,000	[3,4]	Crown Castle Towers LLC, Sr. Secd. Note, Series 144A, 5.495%, 01/15/2017	107,820
30,000	[3,4]	SBA Tower Trust, Series 144A, 5.101%, 04/15/2017	32,341
60,000		Vodafone Group PLC, 5.350%, 02/27/2012	63,697
100,000		Vodafone Group PLC, Note, 5.625%, 02/27/2017	111,107
		TOTAL	745,250
		Communications - Telecom Wirelines – 0.2%
125,000		Deutsche Telekom International Finance BV, 4.875%, 07/08/2014	136,593
40,000		France Telecom SA, Sr. Unsecd. Note, 5.375%, 07/08/2019	44,667
100,000		Telecom Italia Capital, Note, 4.875%, 10/01/2010	100,415
60,000		Verizon Communications, Inc., Sr. Unsecd. Note, 6.350%, 04/01/2019	71,097
		TOTAL	352,772
		Consumer Cyclical - Automotive – 0.2%
100,000	[3,4]	American Honda Finance Corp., 4.625%, 04/02/2013	107,671
75,000		DaimlerChrysler North America Holding Corp., 6.500%, 11/15/2013	84,936
10,000		DaimlerChrysler North America Holding Corp., Company Guarantee, 8.500%, 01/18/2031	12,996
25,000		Johnson Controls, Inc., Sr. Unsecd. Note, 5.000%, 03/30/2020	26,689
80,000	[3,4]	Nissan Motor Acceptance Corp., Note, 4.500%, 01/30/2015	83,661
		TOTAL	315,953
		Consumer Cyclical - Entertainment – 0.4%
200,000	[3]	Football Trust V, Pass Thru Cert., 5.350%, 10/05/2020	208,633
90,000	[3,4]	NBC Universal, Inc., Sr. Unsecd. Note, Series 144A, 5.150%, 04/30/2020	95,567
100,000		Time Warner, Inc., 5.500%, 11/15/2011	105,387
60,000		Time Warner, Inc., Company Guarantee, 6.200%, 03/15/2040	63,802
180,000		Time Warner, Inc., Company Guarantee, 6.875%, 05/01/2012	196,538
		TOTAL	669,927
		Consumer Cyclical - Lodging – 0.1%
100,000		Wyndham Worldwide Corp., Sr. Unsecd. Note, 6.000%, 12/01/2016	101,509
Annual Shareholder Report
27

Principal Amount or Shares			Value
		Consumer Cyclical - Retailers – 0.4%
$70,000		Best Buy Co., Inc., 6.750%, 07/15/2013	78,239
190,000		CVS Caremark Corp., Sr. Unsecd. Note, 5.750%, 06/01/2017	214,159
80,000		Costco Wholesale Corp., 5.300%, 03/15/2012	85,955
85,000		JC Penney Corp., Inc., Sr. Unsecd. Note, 5.750%, 02/15/2018	86,487
25,000		Kohl's Corp., Unsecd. Note, 7.375%, 10/15/2011	26,862
100,000		Target Corp., 5.875%, 03/01/2012	107,919
50,000		Target Corp., Note, 5.875%, 07/15/2016	59,630
40,000		Wal-Mart Stores, Inc., Sr. Unsecd. Note, 6.200%, 4/15/2038	46,849
		TOTAL	706,100
		Consumer Non-Cyclical - Food/Beverage – 0.6%
100,000	[3,4]	Bacardi Ltd., Sr. Note, 7.450%, 04/01/2014	116,737
100,000		Bottling Group LLC, Note, 5.500%, 04/01/2016	115,847
30,000		Coca-Cola Enterprises, Inc., 4.250%, 03/01/2015	32,975
60,000		Diageo Capital PLC, Company Guarantee, 7.375%, 01/15/2014	70,945
30,000		Dr. Pepper Snapple Group, Inc., Company Guarantee, 2.350%, 12/21/2012	30,637
90,000		General Mills, Inc., Note, 5.700%, 02/15/2017	105,190
135,000		Kellogg Co., 4.250%, 03/06/2013	144,816
40,000		Kellogg Co., Sr. Unsub., 5.125%, 12/03/2012	43,461
75,000		Kraft Foods, Inc., Note, 5.250%, 10/01/2013	82,419
110,000		Kraft Foods, Inc., Note, 6.250%, 06/01/2012	119,731
90,000		Kraft Foods, Inc., Sr. Unsecd. Note, 6.125%, 02/01/2018	104,099
75,000		PepsiCo, Inc., 4.650%, 02/15/2013	81,763
20,000		Ralcorp Holdings, Inc., Sr. Secd. Note, 6.625%, 08/15/2039	20,985
20,000		Sysco Corp., Sr. Note, 5.375%, 03/17/2019	22,817
50,000		Sysco Corp., Sr. Unsecd. Note, 4.200%, 02/12/2013	53,962
		TOTAL	1,146,384
		Consumer Non-Cyclical - Health Care – 0.3%
40,000		Baxter International, Inc., 6.250%, 12/01/2037	47,702
50,000		Boston Scientific Corp., 4.500%, 01/15/2015	50,551
75,000		Boston Scientific Corp., 6.000%, 01/15/2020	77,815
20,000		Express Scripts, Inc., Sr. Unsecd. Note, 7.250%, 6/15/2019	24,639
40,000		Life Technologies Corp., Sr. Note, 3.375%, 03/01/2013	41,084
190,000		Quest Diagnostics, Inc., Sr. Unsecd. Note, 6.400%, 07/01/2017	218,698
50,000		Thermo Fisher Scientific, Inc., Sr. Unsecd. Note, 2.150%, 12/28/2012	50,775
10,000		Zimmer Holdings, Inc., Sr. Note, 5.750%, 11/30/2039	10,738
		TOTAL	522,002
Annual Shareholder Report
28

Principal Amount or Shares			Value
		Consumer Non-Cyclical - Pharmaceuticals – 0.3%
$60,000		Abbott Laboratories, 5.150%, 11/30/2012	66,064
125,000		Eli Lilly & Co., Unsecd. Note, 6.570%, 01/01/2016	151,077
100,000		Genentech, Inc., Note, 4.750%, 07/15/2015	111,765
30,000		Pfizer, Inc., Sr. Unsecd. Note, 6.200%, 03/15/2019	36,347
100,000		Pharmacia Corp., Sr. Deb., 6.500%, 12/01/2018	121,337
		TOTAL	486,590
		Consumer Non-Cyclical - Products – 0.1%
10,000		Clorox Co., Sr. Unsecd. Note, 3.550%, 11/01/2015	10,651
20,000		Hasbro, Inc., Sr. Unsecd. Note, 6.350%, 03/15/2040	20,682
75,000		Philips Electronics NV, 5.750%, 03/11/2018	85,405
80,000		Whirlpool Corp., 5.500%, 03/01/2013	85,916
		TOTAL	202,654
		Consumer Non-Cyclical - Supermarkets – 0.0%
40,000		Kroger Co., Bond, 6.900%, 04/15/2038	48,208
		Consumer Non-Cyclical - Tobacco – 0.1%
70,000		Altria Group, Inc., 9.250%, 08/06/2019	90,567
30,000		Philip Morris International, Inc., 5.650%, 05/16/2018	33,828
		TOTAL	124,395
		Energy - Independent – 0.3%
50,000		Canadian Natural Resources Ltd., 4.900%, 12/01/2014	54,564
30,000		Devon Financing Corp., Company Guarantee, 6.875%, 9/30/2011	31,933
30,000		EOG Resources, Inc., Note, 5.625%, 06/01/2019	34,264
15,000	[3,4]	Petroleos Mexicanos, Note, Series 144A, 6.000%, 03/05/2020	16,039
150,000	[3,4]	Petroleos Mexicanos, Series 144A, 4.875%, 3/15/2015	157,390
75,000		XTO Energy, Inc., 6.375%, 06/15/2038	94,292
60,000		XTO Energy, Inc., 6.750%, 08/01/2037	78,610
65,000		XTO Energy, Inc., Sr. Unsecd. Note, 6.250%, 08/01/2017	78,357
		TOTAL	545,449
		Energy - Integrated – 0.1%
200,000		Husky Oil Ltd., Deb., 7.550%, 11/15/2016	236,359
		Energy - Oil Field Services – 0.1%
15,000		Nabors Industries, Inc., Company Guarantee, 9.250%, 01/15/2019	19,087
15,000		Noble Holding International Ltd., Company Guarantee, 4.900%, 08/01/2020	15,708
80,000		Weatherford International Ltd., 6.000%, 03/15/2018	85,948
		TOTAL	120,743
Annual Shareholder Report
29

Principal Amount or Shares			Value
		Energy - Refining – 0.1%
$100,000		Valero Energy Corp., 6.875%, 04/15/2012	107,817
115,000		Valero Energy Corp., 7.500%, 04/15/2032	126,209
10,000		Valero Energy Corp., 9.375%, 03/15/2019	12,693
35,000		Valero Energy Corp., Note, 4.750%, 04/01/2014	37,374
		TOTAL	284,093
		Financial Institution - Banking – 1.7%
60,000		Bank of America Corp., Note, 4.500%, 4/01/2015	62,320
250,000		Bank of America Corp., Sr. Note, 7.375%, 5/15/2014	286,635
125,000	[3,4]	Barclays Bank PLC, 5.926%, 12/31/2049	106,875
130,000	[5]	Bear Stearns Cos., Inc., Sr. Unsecd. Note, 7.250%, 02/01/2018	154,679
50,000		Capital One Financial Corp., Sr. Note, 7.375%, 05/23/2014	58,282
20,000		Citigroup, Inc., Sr. Unsecd. Note, 6.000%, 12/13/2013	21,618
155,000		Citigroup, Inc., Sr. Unsecd. Note, 6.875%, 03/05/2038	167,883
80,000		City National Capital Trust I, Jr. Sub. Note, 9.625%, 02/01/2040	84,959
40,000	[3,4]	Commonwealth Bank of Australia, Sr. Unsecd. Note, Series 144A, 3.750%, 10/15/2014	42,014
150,000		Credit Suisse First Boston USA, Inc., 5.125%, 01/15/2014	163,961
50,000		Goldman Sachs Group, Inc., 6.000%, 05/01/2014	55,355
25,000		Goldman Sachs Group, Inc., 6.125%, 02/15/2033	25,585
75,000		Goldman Sachs Group, Inc., Bond, 5.150%, 01/15/2014	80,447
70,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 5.125%, 01/15/2015	75,335
150,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 5.250%, 10/15/2013	163,090
170,000		Goldman Sachs Group, Inc., Sr. Unsecd. Note, 6.150%, 4/01/2018	184,197
250,000		HSBC Bank USA, Sr. Sub. Note, 4.625%, 04/01/2014	266,631
100,000		J.P. Morgan Chase & Co., Sub. Note, 5.125%, 09/15/2014	108,783
90,000		M & T Bank Corp., 5.375%, 05/24/2012	95,508
35,000		Morgan Stanley, Sr. Unsecd. Note, 5.950%, 12/28/2017	36,881
70,000		Morgan Stanley, Sr. Unsecd. Note, 6.000%, 04/28/2015	75,692
110,000		Morgan Stanley, Sr. Unsecd. Note, 6.625%, 04/01/2018	119,855
30,000		Northern Trust Corp., 4.625%, 05/01/2014	32,899
200,000		PNC Funding Corp., Sub. Note, 5.625%, 02/01/2017	215,092
20,000		State Street Corp., Sr. Note, 4.300%, 05/30/2014	21,719
200,000		Wachovia Bank N.A., 4.800%, 11/01/2014	213,267
30,000		Wachovia Corp., 5.750%, 02/01/2018	33,736
70,000		Westpac Banking Corp., Sr. Unsecd. Note, 4.875%, 11/19/2019	73,814
100,000		Wilmington Trust Corp., Sub. Note, 8.500%, 04/02/2018	100,895
		TOTAL	3,128,007
Annual Shareholder Report
30

Principal Amount or Shares			Value
		Financial Institution - Brokerage – 0.6%
$250,000		Blackrock, Inc., 6.250%, 09/15/2017	289,173
20,000	[3,4]	CME Group Index Services LLC, Company Guarantee, Series 144A, 4.400%, 03/15/2018	20,141
20,000	[3,4]	Cantor Fitzgerald LP, Bond, Series 144A, 7.875%, 10/15/2019	20,956
45,000		Charles Schwab Corp., Sr. Unsecd. Note, 4.950%, 06/01/2014	49,471
120,000		Eaton Vance Corp., 6.500%, 10/02/2017	138,422
150,000	[3,4]	FMR LLC, Bond, 7.570%, 6/15/2029	172,759
20,000		Franklin Resources, Inc., Sr. Unsecd. Note, 4.625%, 05/20/2020	21,230
75,000		Janus Capital Group, Inc., Sr. Note, 6.500%, 06/15/2012	78,775
80,000		Janus Capital Group, Inc., Sr. Note, 6.950%, 06/15/2017	82,240
25,000		Jefferies Group, Inc., Sr. Unsecd. Note, 6.875%, 04/15/2021	25,792
60,000		Jefferies Group, Inc., Sr. Unsecd. Note, 8.500%, 07/15/2019	68,453
30,000		NASDAQ OMX Group, Inc., Sr. Unsecd. Note, 4.000%, 01/15/2015	31,027
55,000		Raymond James Financial, Inc., 8.600%, 08/15/2019	65,068
50,000		TD Ameritrade Holding Corp., Company Guarantee, 4.150%, 12/01/2014	52,485
		TOTAL	1,115,992
		Financial Institution - Finance Noncaptive – 0.9%
100,000		American Express Co., 4.875%, 07/15/2013	108,318
65,000		American Express Co., Sr. Unsecd. Note, 8.125%, 05/20/2019	83,195
150,000		American Express Credit Corp., 5.875%, 05/02/2013	165,510
100,000		American General Finance Corp., 4.000%, 03/15/2011	98,750
110,000		Berkshire Hathaway, Inc., Company Guarantee, 5.000%, 08/15/2013	121,812
120,000		Capital One Capital IV, 6.745%, 02/17/2037	111,300
5,000		Capital One Capital V, 10.250%, 08/15/2039	5,444
10,000		Capital One Capital VI, 8.875%, 05/15/2040	10,650
410,000		General Electric Capital Corp., 5.625%, 05/01/2018	447,607
200,000		General Electric Capital Corp., Note, 4.875%, 03/04/2015	217,003
100,000		HSBC Finance Capital Trust IX, Note, 5.911%, 11/30/2035	88,000
200,000	[3,4]	ILFC E-Capital Trust I, 5.900%, 12/21/2065	137,000
100,000		International Lease Finance Corp., 4.875%, 09/01/2010	100,250
20,000	[3,4]	Macquarie Group Ltd., Note, Series 144A, 7.625%, 8/13/2019	23,362
60,000	[3,4]	Macquarie Group Ltd., Sr. Unsecd. Note, Series 144A, 6.000%, 01/14/2020	63,959
		TOTAL	1,782,160
		Financial Institution - Insurance - Health – 0.2%
75,000		Aetna US Healthcare, 5.750%, 06/15/2011	78,008
60,000		CIGNA Corp., 6.350%, 03/15/2018	67,817
Annual Shareholder Report
31

Principal Amount or Shares			Value
$100,000		UnitedHealth Group, Inc., Sr. Unsecd. Note, 6.000%, 2/15/2018	115,183
50,000		Wellpoint, Inc., 5.850%, 01/15/2036	50,345
		TOTAL	311,353
		Financial Institution - Insurance - Life – 0.5%
200,000		AXA-UAP, Sub. Note, 8.600%, 12/15/2030	221,850
10,000		Aflac, Inc., Sr. Unsecd. Note, 6.900%, 12/17/2039	10,456
35,000		Aflac, Inc., Sr. Unsecd. Note, 8.500%, 05/15/2019	42,890
15,000		Lincoln National Corp., Sr. Note, 7.000%, 06/15/2040	16,511
80,000	[3,4]	Massachusetts Mutual Life Insurance Co., Sub. Note, 8.875%, 06/01/2039	107,146
70,000		MetLife, Inc., 6.750%, 06/01/2016	81,369
10,000		MetLife, Inc., Jr. Sub. Note, 10.750%, 08/01/2069	12,350
50,000	[3,4]	New York Life Insurance Co., Sub. Note, 6.750%, 11/15/2039	60,242
85,000	[3,4]	Pacific Life Global Fund, Sr. Secd. Note, 5.150%, 4/15/2013	91,408
15,000	[3,4]	Penn Mutual Life Insurance Co., Sr. Note, Series 144A, 7.625%, 06/15/2040	14,580
120,000		Prudential Financial, Inc., 5.150%, 01/15/2013	128,249
85,000		Prudential Financial, Inc., 6.625%, 12/01/2037	92,086
		TOTAL	879,137
		Financial Institution - Insurance - P&C – 0.4%
90,000		ACE INA Holdings, Inc., 5.600%, 05/15/2015	100,884
91,000		ACE INA Holdings, Inc., Sr. Note, 5.700%, 02/15/2017	99,690
100,000		Allstate Corp., Unsecd. Note, 5.000%, 08/15/2014	110,836
75,000		CNA Financial Corp., 6.500%, 08/15/2016	79,348
30,000		CNA Financial Corp., Sr. Unsecd. Note, 7.350%, 11/15/2019	32,655
20,000		Chubb Corp., Sr. Note, 5.750%, 05/15/2018	22,570
100,000	[3,4]	Liberty Mutual Group, Inc., Unsecd. Note, 5.750%, 03/15/2014	104,308
25,000	[3,4]	Nationwide Mutual Insurance Co., Note, Series 144A, 9.375%, 08/15/2039	29,027
100,000		The Travelers Cos., Inc., Sr. Unsecd. Note, 5.500%, 12/01/2015	111,553
		TOTAL	690,871
		Financial Institution - REITs – 0.3%
40,000		AMB Property LP, 6.300%, 06/01/2013	43,351
15,000		Avalonbay Communities, Inc., Sr. Unsecd. Note, Series MTN, 5.700%, 03/15/2017	16,677
55,000		Boston Properties LP, Sr. Unsecd. Note, 5.875%, 10/15/2019	60,591
20,000		Equity One, Inc., Bond, 6.000%, 09/15/2017	20,456
20,000		Equity One, Inc., Sr. Unsecd. Note, 6.250%, 12/15/2014	21,292
Annual Shareholder Report
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Principal Amount or Shares			Value
$40,000		Health Care REIT, Inc., Sr. Unsecd. Note, 6.125%, 04/15/2020	42,378
75,000		Liberty Property LP, 6.625%, 10/01/2017	81,834
100,000		Prologis, Sr. Note, 5.500%, 04/01/2012	103,371
95,000		Simon Property Group LP, 6.125%, 05/30/2018	107,459
35,000		Simon Property Group LP, 6.750%, 05/15/2014	39,839
30,000		Tanger Properties LP, Sr. Unsecd. Note, 6.125%, 06/01/2020	31,801
		TOTAL	569,049
		Sovereign – 0.1%
40,000		Corp Andina De Fomento, Sr. Unsecd. Note, 3.750%, 01/15/2016	39,687
150,000		Province of Saskatchewan Canada, Unsecd. Note, 9.125%, 02/15/2021	221,848
		TOTAL	261,535
		Technology – 0.6%
50,000		Adobe Systems, Inc., Sr. Unsecd. Note, 3.250%, 02/01/2015	52,017
40,000		BMC Software, Inc., 7.250%, 06/01/2018	47,172
60,000		Cisco Systems, Inc., Sr. Unsecd. Note, 5.500%, 02/22/2016	70,018
200,000		Dell Computer Corp., Deb., 7.100%, 04/15/2028	241,078
75,000		Dun & Bradstreet Corp., Sr. Unsecd. Note, 5.500%, 03/15/2011	76,991
90,000		Fiserv, Inc., Sr. Note, 6.800%, 11/20/2017	100,850
65,000		Harris Corp., 5.950%, 12/01/2017	72,229
110,000		Hewlett-Packard Co., Note, 5.400%, 03/01/2017	126,500
100,000		IBM Corp., Deb., 8.375%, 11/01/2019	136,971
70,000		KLA-Tencor Corp., 6.900%, 05/01/2018	77,866
30,000		Maxim Integrated Products, Inc., Note, 3.450%, 06/14/2013	30,754
150,000		Oracle Corp., 6.500%, 04/15/2038	173,466
		TOTAL	1,205,912
		Transportation - Airlines – 0.0%
75,000		Southwest Airlines Co., 6.500%, 03/01/2012	80,020
		Transportation - Railroads – 0.2%
75,000		Burlington Northern Santa Fe Corp., 4.875%, 01/15/2015	82,882
50,000		Burlington Northern Santa Fe Corp., Deb., 5.750%, 05/01/2040	53,322
100,000		Canadian Pacific RR, 7.125%, 10/15/2031	114,075
100,000		Norfolk Southern Corp., Note, 6.750%, 02/15/2011	103,103
100,000		Union Pacific Corp., 4.875%, 01/15/2015	110,288
		TOTAL	463,670
		Transportation - Services – 0.1%
90,000	[3,4]	Enterprise Rent-A-Car USA Finance Co., 6.375%, 10/15/2017	102,815
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33

Principal Amount or Shares			Value
		Utility - Electric – 1.0%
$150,000		Alabama Power Co., 5.700%, 02/15/2033	161,980
70,000		Appalachian Power Co., Sr. Unsecd. Note, 7.950%, 01/15/2020	89,245
100,000		Cleveland Electric Illuminating Co., Sr. Unsecd. Note, 5.950%, 12/15/2036	101,883
105,000		Commonwealth Edison Co., 1st Mtg. Bond, 5.800%, 03/15/2018	120,832
100,000		Consolidated Edison Co., Sr. Unsecd. Note, 5.500%, 09/15/2016	113,411
5,000		Consolidated Edison Co., Sr. Unsecd. Note, 6.650%, 04/01/2019	6,222
10,000		Duke Energy Ohio, Inc., 1st Mtg. Bond, 2.100%, 06/15/2013	10,197
60,000	[3,4]	Electricite De France SA, 5.500%, 1/26/2014	67,502
45,000	[3,4]	Electricite De France SA, Note, Series 144A, 5.600%, 01/27/2040	48,384
100,000		Exelon Generation Co. LLC, Note, 5.350%, 01/15/2014	109,634
100,000		FPL Group Capital, Inc., Unsecd. Note, 5.350%, 06/15/2013	109,320
4,000		FirstEnergy Corp., 6.450%, 11/15/2011	4,209
50,000		FirstEnergy Solutions Co, Company Guarantee, 4.800%, 2/15/2015	53,301
40,000		FirstEnergy Solutions Co, Company Guarantee, 6.050%, 8/15/2021	42,262
35,702	[3,4]	Great River Energy, 1st Mtg. Note, 5.829%, 07/01/2017	40,401
15,000		KCP&L Greater Missouri Operations Co., Sr. Unsecd. Note, 11.875%, 07/01/2012	17,322
40,000		National Rural Utilities Cooperative Finance Corp., 5.450%, 02/01/2018	45,036
90,000		National Rural Utilities Cooperative Finance Corp., Collateral Trust, 5.500%, 07/01/2013	100,188
80,000		Northern States Power Co., MN, 1st Mtg. Bond, 5.250%, 03/01/2018	91,390
50,000		PPL Energy Supply LLC, Sr. Unsecd. Note, 6.000%, 12/15/2036	51,009
100,000		PSEG Power LLC, Company Guarantee, 7.750%, 04/15/2011	104,832
20,000	[3,4]	PSEG Power LLC, Sr. Unsecd. Note, 2.500%, 04/15/2013	20,297
75,000		PSI Energy, Inc., Bond, 6.050%, 06/15/2016	87,185
50,000		Progress Energy, Inc., 7.050%, 03/15/2019	60,530
10,000		TECO Finance, Inc., Company Guarantee, 5.150%, 03/15/2020	10,692
90,000		Union Electric Co., 6.000%, 04/01/2018	100,368
80,000		Virginia Electric & Power Co., Sr. Unsecd. Note, 5.000%, 06/30/2019	88,660
90,000		Virginia Electric & Power Co., Sr. Unsecd. Note, 5.100%, 11/30/2012	98,334
		TOTAL	1,954,626
		Utility - Natural Gas Distributor – 0.1%
40,000		Atmos Energy Corp., 5.125%, 01/15/2013	43,052
20,000		Atmos Energy Corp., 8.500%, 03/15/2019	25,461
10,000	[3,4]	Florida Gas Transmission Co. LLC, Sr. Unsecd. Note, Series 144A, 5.450%, 07/15/2020	10,107
Annual Shareholder Report
34

Principal Amount or Shares		Value
$55,000	Sempra Energy, Sr. Unsecd. Note, 6.500%, 06/01/2016	64,872
	TOTAL	143,492
	Utility - Natural Gas Pipelines – 0.4%
150,000	Consolidated Natural Gas Co., 5.000%, 12/01/2014	167,429
75,000	Duke Capital Corp., Sr. Note, 6.250%, 02/15/2013	82,378
40,000	Enbridge, Inc., Sr. Note, 5.600%, 04/01/2017	45,779
65,000	Enterprise Products LLC, Company Guarantee, Series O, 9.75%, 1/31/2014	79,543
100,000	Enterprise Products Operating LP, Company Guarantee, 5.900%, 04/15/2013	108,918
80,000	Kinder Morgan Energy Partners LP, Note, 6.550%, 09/15/2040	88,343
100,000	Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 5.800%, 03/15/2035	100,035
40,000	Williams Partners LP, 5.250%, 03/15/2020	42,789
	TOTAL	715,214
	TOTAL CORPORATE BONDS (IDENTIFIED COST $22,317,759)	24,270,786
	Government/AgencY – 0.0%
	Sovereign – 0.0%
75,000	United Mexican States, 6.625%, 03/03/2015 (IDENTIFIED COST $79,511)	86,887
	GOVERNMENT AGENCIES – 2.1%
750,000	Federal Home Loan Mortgage Corp., 5.500%, 7/18/2016	884,936
2,750,000	Federal National Mortgage Association, 4.375%, 3/15/2013	3,002,064
	TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $3,575,711)	3,887,000
	Mortgage-Backed Securities – 0.0%
	Federal National Mortgage Association – 0.0%
9,138	Federal National Mortgage Association Pool 408761, 7.000%, 12/1/2012	9,587
5,995	Federal National Mortgage Association Pool 512255, 7.500%, 9/1/2014	6,456
14,634	Federal National Mortgage Association Pool 609554, 7.500%, 10/1/2016	16,026
	TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $30,737)	32,069
	MUNICIPAL SECURITY – 0.0%
	Municipal Services – 0.0%
70,000	Chicago, IL Metropolitan Water Reclamation District, Direct Payment Taxable Limited GO Build America Bonds, 5.720%, 12/01/2038 (IDENTIFIED COST $70,000)	77,094
Annual Shareholder Report
35

Principal Amount or Shares			Value
		U.S. Treasury – 1.7%
$3,000,000		United States Treasury Note, 1.375%, 1/15/2013	3,050,508
150,000	[6]	United States Treasury Note, 4.125%, 5/15/2015	168,082
		TOTAL U.S. TREASURY (IDENTIFIED COST $3,153,914)	3,218,590
		EXCHANGE-TRADED FUNDS – 5.9%
157,500		iShares MSCI Emerging Market Index Fund	6,520,500
84,000		iShares MSCI EAFE Index Fund	4,361,280
		TOTAL EXCHANGE-TRADED FUNDS (IDENTIFIED COST $8,181,021)	10,881,780
		MUTUAL FUNDS – 17.0%;7
85,774		Emerging Markets Fixed Income Core Fund	2,263,611
885,577		Federated Mortgage Core Portfolio	9,077,167
76,445		Federated Project and Trade Finance Core Fund	760,627
14,180,603	[8]	Federated Prime Value Obligations Fund, Institutional Shares, 0.30%	14,180,603
812,740		High Yield Bond Portfolio	5,225,917
		TOTAL MUTUAL FUNDS (IDENTIFIED COST $30,295,109)	31,507,925
		TOTAL INVESTMENTS — 97.2% (IDENTIFIED COST $170,640,931)[9]	180,540,702
		OTHER ASSETS AND LIABILITIES - NET — 2.8%[10]	5,184,225
		TOTAL NET ASSETS — 100%	$185,724,927

At July 31, 2010, the Fund had the following outstanding futures contracts:

Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
[1]United States Treasury Note 5-Year Long Futures	77	$9,226,766	September 2010	$111,724
[1]United States Treasury Bond 30-Year Short Futures	24	$3,089,250	September 2010	$(41,302)
[1]United States Treasury Note 2-Year Short Futures	90	$19,721,250	September 2010	$(111,288)
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(40,866)

Net Unrealized Depreciation on Futures Contracts is included in “Other Assets and Liabilities — Net.”

1	Non-income producing security.
2	Market quotations and price evaluations are not available. Fair value is determined in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Trustees”).
3	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At July 31, 2010, these restricted securities amounted to $2,734,822, which represented 1.5% of total net assets.
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36

4	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Trustees. At July 31, 2010, these liquid restricted securities amounted to $2,526,189, which represented 1.4% of total net assets.
5	JPMorgan Chase & Co. has fully and unconditionally guaranteed Bear Stearns' outstanding registered debt securities.
6	Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures contracts.
7	Affiliated companies.
8	7-Day net yield.
9	The cost of investments for federal tax purposes amounts to $171,690,002.
10	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2010.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

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37

The following is a summary of the inputs used, as of July 31, 2010, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1 - Quoted Prices and Investments in Mutual Funds*	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$101,193,632	$ —	$ —	$101,193,632
International	487,685	—	—	487,685
Debt Securities:
Asset-Backed Securities	—	2,149,501	750,000	2,899,501
Collateralized Mortgage Obligations	—	1,997,753	—	1,997,753
Corporate Bonds	—	24,270,786	—	24,270,786
Government/Agency	—	86,887	—	86,887
Government Agencies	—	3,887,000	—	3,887,000
Mortgage-Backed Securities	—	32,069	—	32,069
Municipal Security	—	77,094	—	77,094
U.S. Treasury	—	3,218,590	—	3,218,590
Exchange-Traded Funds	10,881,780	—	—	10,881,780
Mutual Funds	31,507,925	—	—	31,507,925
TOTAL SECURITIES	$144,071,022	$35,719,680	$750,000	$180,540,702
OTHER FINANCIAL INSTRUMENTS**	$(40,866)	$ —	$ —	$(40,866)
*	Emerging Markets Fixed Income Core Fund (EMCORE) is an affiliated limited partnership offered only to registered investment companies and other accredited investors (See Note 5 to the Financial Statements). EMCORE invests primarily in emerging markets fixed-income securities.
**	Other financial instruments include futures contracts.

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Debt Securities
Balance as of August 1, 2009	$ —
Change in unrealized appreciation/depreciation	170,346
Transfers in and/or out of Level 3	579,654[1]
Balance as of July 31, 2010	$750,000
The total change in unrealized appreciation (depreciation) attributable to investments still held at July 31, 2010.	$170,346
1	Transferred from Level 2 to Level 3 because fair value was determined utilizing alternate sources which management believes more accurately reflects the value of the security as opposed to the price evaluation provided by a pricing service.
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38

The following acronyms are used throughout this portfolio:
GO	— General Obligation
MTN	— Medium Term Note
REIT	— Real Estate Investment Trust
REMIC	— Real Estate Mortgage Investment Conduit

See Notes which are an integral part of the Financial Statements

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39

Statement of Assets and Liabilities

July 31, 2010

Assets:
Total investments in securities, at value including $31,507,925 of investments in affiliated issuers (Note 5) (identified cost $170,640,931)		$180,540,702
Cash		3,051
Income receivable		482,042
Receivable for investments sold		6,610,809
Receivable for shares sold		76,531
TOTAL ASSETS		187,713,135
Liabilities:
Payable for investments purchased	$1,524,400
Payable for shares redeemed	200,773
Payable for daily variation margin	26,234
Payable for transfer and dividend disbursing agent fees and expenses	47,419
Payable for distribution services fee (Note 5)	31,660
Payable for shareholder services fee (Note 5)	64,664
Accrued expenses	93,058
TOTAL LIABILITIES		1,988,208
Net assets for 17,154,390 shares outstanding		$185,724,927
Net Assets Consist of:
Paid-in capital		$254,100,271
Net unrealized appreciation of investments and futures contracts		9,858,905
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions		(79,466,519)
Undistributed net investment income		1,232,270
TOTAL NET ASSETS		$185,724,927
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Statement of Assets and Liabilities — continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($49,127,366 ÷ 4,507,292 shares outstanding), no par value, unlimited shares authorized	$10.90
Offering price per share	$10.90
Redemption proceeds per share	$10.90
Class A Shares:
Net asset value per share ($86,017,645 ÷ 7,922,023 shares outstanding), no par value, unlimited shares authorized	$10.86
Offering price per share (100/94.50 of $10.86)	$11.49
Redemption proceeds per share	$10.86
Class C Shares:
Net asset value per share ($49,906,533 ÷ 4,662,879 shares outstanding), no par value, unlimited shares authorized	$10.70
Offering price per share	$10.70
Redemption proceeds per share (99.00/100 of $10.70)	$10.59
Class K Shares:
Net asset value per share ($673,383 ÷ 62,196 shares outstanding), no par value, unlimited shares authorized	$10.83
Offering price per share	$10.83
Redemption proceeds per share	$10.83

See Notes which are an integral part of the Financial Statements

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Statement of Operations

Year Ended July 31, 2010

Investment Income:
Dividends (including $1,101,758 received from affiliated issuers (Note 5) and net of foreign taxes withheld of $23)		$3,673,401
Interest		1,705,216
Investment income allocated from affiliated partnership (Note 5)		151,847
TOTAL INCOME		5,530,464
Expenses:
Investment adviser fee (Note 5)	$1,550,565
Administrative personnel and services fee (Note 5)	270,000
Custodian fees	40,417
Transfer and dividend disbursing agent fees and expenses — Institutional Shares	55,293
Transfer and dividend disbursing agent fees and expenses — Class A Shares	161,625
Transfer and dividend disbursing agent fees and expenses — Class C Shares	65,817
Transfer and dividend disbursing agent fees and expenses — Class K Shares	2,232
Directors'/Trustees' fees	1,319
Auditing fees	28,531
Legal fees	8,307
Portfolio accounting fees	130,022
Distribution services fee — Class C Shares (Note 5)	410,471
Distribution services fee — Class K Shares (Note 5)	3,206
Shareholder services fee — Class A Shares (Note 5)	214,188
Shareholder services fee — Class C Shares (Note 5)	70,901
Account administration fee — Class A Shares	18,456
Account administration fee — Class C Shares	64,813
Share registration costs	56,481
Printing and postage	89,163
Insurance premiums	4,726
Miscellaneous	9,181
Interest expense	27
TOTAL EXPENSES	3,255,741
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Statement of Operations — continued
Waivers and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(375,203)
Waiver of administrative personnel and services fee	(52,931)
Reimbursement of transfer and dividend disbursing agent fees and expenses — Class A Shares	(39,429)
Reimbursement of transfer and dividend disbursing agent fees and expenses — Class C Shares	(5,376)
TOTAL WAIVERS AND REIMBURSEMENTS		$(472,939)
Net expenses			$2,782,802
Net investment income			2,747,662
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions:
Net realized gain on investments (including realized gain of $400,764 on sales of investments in affiliated issuers)			18,174,959
Net realized loss on futures contracts			(338,534)
Net realized gain on investments and foreign currency transactions allocated from affiliated partnership			13,543
Net change in unrealized appreciation of investments			(2,916,351)
Net change in unrealized appreciation of futures contracts			(97,353)
Net realized and unrealized gain on investments, futures contracts and foreign currency transactions			14,836,264
Change in net assets resulting from operations			$17,583,926

See Notes which are an integral part of the Financial Statements

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Statement of Changes in Net Assets

Year Ended July 31	2010	2009
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,747,662	$4,254,202
Net realized gain (loss) on investments including allocations from partnership, futures contracts, swap contracts and foreign currency transactions	17,849,968	(78,984,016)
Net change in unrealized appreciation/depreciation of investments, futures contracts and translation of assets and liabilities in foreign currency	(3,013,704)	20,399,951
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	17,583,926	(54,329,863)
Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(983,561)	(1,595,326)
Class A Shares	(1,641,566)	(3,103,691)
Class C Shares	(499,916)	(1,038,914)
Class K Shares	(6,715)	(16,435)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(3,131,758)	(5,754,366)
Share Transactions:
Proceeds from sale of shares	16,651,096	36,439,359
Net asset value of shares issued to shareholders in payment of distributions declared	2,868,027	5,307,208
Cost of shares redeemed	(60,220,635)	(77,834,821)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(40,701,512)	(36,088,254)
Change in net assets	(26,249,344)	(96,172,483)
Net Assets:
Beginning of period	211,974,271	308,146,754
End of period (including undistributed net investment income of $1,232,270 and $1,716,149, respectively)	$185,724,927	$211,974,271
See Notes which are an integral part of the Financial Statements

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Notes to Financial Statements

July 31, 2010

1. ORGANIZATION

Federated MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated MDT Balanced Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Institutional Shares, Class A Shares, Class C Shares and Class K Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Class A Shares, Class C Shares and Class K Shares are presented separately. The investment objective of the Fund is the possibility of long-term growth of capital and income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market Annual Shareholder Report
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conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

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The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear distribution services fees, shareholder services fees, account administration fees and certain transfer and dividend disbursing agent fees unique to those classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/Paydown Gains and Losses

All premiums and discounts on fixed-income securities, other than mortgage-backed securities, are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended July 31, 2010, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2010, tax years 2007 through 2010 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

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When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Swap Contracts

Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a predetermined period of time. The Fund may enter into interest rate, total return, credit default, currency and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.

The Fund uses credit default swaps to manage exposure to a given issuer or sector by either selling protection to increase exposure, or buying protection to reduce exposure. The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value”, of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. The maximum amount of the payment that may occur, as a result of a credit event payable by the protection seller, is equal to the notional amount of the underlying index or security.

The Fund's maximum risk of loss from counterparty credit risk, either as the protection buyer or as the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in “Swaps, at value” in the Statement of Assets and Liabilities, and periodic payments are reported as “Net realized gain (loss) on swap contracts” in the Statement of Operations.

At July 31, 2010, the Fund had no outstanding swap contracts.

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Futures Contracts

The Fund purchases and sells financial futures contracts to manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net-realized-foreign-exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

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Additional information on restricted securities, excluding securities purchased under Rule 144A, if applicable, that have been deemed liquid by the Trustees, held at July 31, 2010, is as follows:
Security	Acquisition Date	Acquisition Cost	Market Value
Football Trust V, Pass Thru Cert., 5.350%, 10/5/2020	3/24/2010	$200,000	$208,633

Additional Disclosure Related to Derivative Instruments

Fair Value of Derivative Instruments
Liability
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Payable for daily variation margin	$40,866*
*	Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended July 31, 2010

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Interest rate contracts	$(338,534)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Interest rate contracts	$(97,353)

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

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3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended July 31	2010		2009
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	200,627	$2,185,289	253,113	$2,403,458
Shares issued to shareholders in payment of distributions declared	83,618	927,325	165,816	1,561,986
Shares redeemed	(690,117)	(7,578,071)	(1,230,295)	(11,711,678)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(405,872)	$(4,465,457)	(811,366)	$(7,746,234)
Year Ended July 31	2010		2009
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,052,939	$11,450,865	2,918,354	$28,708,761
Shares issued to shareholders in payment of distributions declared	131,800	1,459,023	293,825	2,761,954
Shares redeemed	(3,647,156)	(39,741,622)	(5,097,439)	(49,072,166)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(2,462,417)	$(26,831,734)	(1,885,260)	$(17,601,451)
Year Ended July 31	2010		2009
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	261,716	$2,829,228	494,156	$4,859,370
Shares issued to shareholders in payment of distributions declared	43,376	474,964	103,849	966,833
Shares redeemed	(1,183,883)	(12,747,262)	(1,726,728)	(16,655,018)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(878,791)	$(9,443,070)	(1,128,723)	$(10,828,815)
Year Ended July 31	2010		2009
Class K Shares:	Shares	Amount	Shares	Amount
Shares sold	16,886	$185,714	40,414	$467,770
Shares issued to shareholders in payment of distributions declared	607	6,715	1,748	16,435
Shares redeemed	(14,159)	(153,680)	(39,852)	(395,959)
NET CHANGE RESULTING FROM CLASS K SHARE TRANSACTIONS	3,334	$38,749	2,310	$88,246
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(3,743,746)	$(40,701,512)	(3,823,039)	$(36,088,254)
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4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments for partnership income, litigation payments and discount accretion/premium amortization on debt securities.

For the year ended July 31, 2010, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(1,078)	$(99,783)	$100,861

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended July 31, 2010 and 2009, was as follows:

	2010	2009
Ordinary income	$3,131,758	$5,754,366

As of July 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,269,074
Net unrealized appreciation	$8,850,803
Capital loss carryforwards and deferrals	$(78,495,221)

The difference between book-basis and tax-basis net unrealized appreciation is attributable to differing treatments for the deferral of losses on wash sales, deferral of paydowns, discount accretion/premium amortization on debt securities, defaulted securities and partnership investments.

At July 31, 2010, the cost of investments for federal tax purposes was $171,690,002. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from futures contracts was $8,850,700. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $13,978,530 and net unrealized depreciation from investments for those securities having an excess of cost over value of $5,127,830.

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At July 31, 2010, the Fund had a capital loss carryforward of $78,445,817 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:
Expiration Year	Expiration Amount
2016	$49,998
2017	$47,415,913
2018	$30,979,906

Under current tax regulations, losses on foreign currency realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of July 31, 2010, for federal income tax purposes, post October losses of $36,804 were deferred to August 1, 2010. As of July 31, 2010, for federal income tax purposes, the Fund had $12,600 in straddle loss deferrals.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2010, the Adviser voluntarily waived $366,726 of its fee. In addition, for the year ended July 31, 2010, an affiliate of the Adviser voluntarily reimbursed $44,805 of transfer and dividend disbursing agent fees and expenses.

Certain of the Fund's assets are managed by Federated Investment Management Company (FIMCO) (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended July 31, 2010, the Sub-Adviser earned a fee of $145,208.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
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The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2010, the net fee paid to FAS was 0.105% of average daily net assets of the Fund. FAS waived $52,931 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class C Shares and Class K Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Class K Shares	0.50%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2010, FSC retained $16,557 of fees paid by the Fund. For the year ended July 31, 2010, the Fund's Class A Shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Trustees.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2010, FSC retained $6,335 in sales charges from the sale of Class A Shares. FSC also retained $588 of CDSC relating to redemptions of Class C Shares.

Shareholder Services Fee

The Fund may pay fees (“Service Fees”) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for Service Fees. For the year ended July 31, 2010, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights) paid by the Fund's Institutional Shares, Class A Shares, Class C Shares and Class K Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.05%, 1.30%, 2.05% and 1.79%, (the “Fee Limit”), respectively, through the later of (the “Termination Date”): (a) September 30, 2010; or (b) the Annual Shareholder Report
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date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

Interfund Transactions

During the year ended July 31, 2010, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $537,303 and $0, respectively.

General

Certain Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2010, the Adviser reimbursed $8,477. Transactions with the affiliated companies during the year ended July 31, 2010, were as follows:

Affiliates	Balance of Shares Held 7/31/2009	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2010	Value	Dividend Income/ Allocated Investment Income
Emerging Markets Fixed Income Core Fund	69,216	25,897	9,339	85,774	$2,263,611	$151,847
Federated Mortgage Core Portfolio	1,560,524	260,336	935,283	885,577	$9,077,167	$631,461
Federated Project and Trade Finance Core Fund	—	76,445	—	76,445	$760,627	$9,107
Federated Prime Value Obligations Fund, Institutional Shares	8,638,989	86,904,258	81,362,644	14,180,603	$14,180,603	$19,025
High Yield Bond Portfolio	923,286	102,618	213,164	812,740	$5,225,917	$442,165
TOTAL OF AFFILIATED TRANSACTIONS	11,192,015	87,369,554	82,520,430	16,041,139	$31,507,925	$1,253,605
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund may invest in portfolios of Federated Core Trust (Core Trust), which is managed by FIMCO, an affiliate to the Fund's adviser. Core Trust is an open-end management company, registered under the Act, available only to registered investment companies and other institutional investors. The investment objective of High Yield Bond Portfolio, a portfolio of Core Trust, is to seek high current income. It pursues its objective by investing primarily in a Annual Shareholder Report
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diversified portfolio of lower rated fixed-income securities. The investment objective of Federated Mortgage Core Portfolio, a portfolio of Core Trust, is to provide total return. Federated receives no advisory or administrative fees from the funds within Core Trust. Income distributions from Core Trust are declared daily and paid monthly, and are recorded by the Fund as dividend income. Capital gain distributions, if any, from Core Trust are declared and paid annually, and are recorded by the Fund as capital gains. The performance of the Fund is directly affected by the performance of the Core Trust. A copy of the Core Trust's financial statements is available on the EDGAR Database on the SEC's website or upon request from the Fund.

Pursuant to a separate Exemptive Order issued by the SEC, the Fund may also invest in portfolios of Federated Core Trust II, L.P. (Core Trust II). Core Trust II is independently managed by Federated Investment Counseling. Core Trust II is a limited partnership established under the laws of the state of Delaware on November 13, 2000, registered under the Act and offered only to registered investment companies and other accredited investors. The investment objective of EMCORE, a portfolio of Core Trust II, is to achieve total return on its assets. EMCORE's secondary objective is to achieve a high level of income. Federated receives no advisory or administrative fees from the funds within Core Trust II. The Fund records daily its proportionate share of income, expenses, realized and unrealized gains and losses from EMCORE. The performance of the Fund is directly affected by the performance of EMCORE. A copy of EMCORE's financial statements is available on the EDGAR Database on the SEC's website or upon request from the Fund.

6. Investment TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2010, were as follows:

Purchases	$251,276,617
Sales	$299,256,531

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of July 31, 2010, there were no outstanding loans. During the year ended July 31, 2010, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of July 31, 2010, there were no outstanding loans. During the year ended July 31, 2010, the program was not utilized.

9. Legal Proceedings

Since October 2003, Federated Investors, Inc. and related entities (collectively, “Federated”), and various Federated sponsored mutual funds (“Federated Funds”) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who Annual Shareholder Report
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purchased, owned and/or redeemed shares of certain Federated Funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated without admitting the validity of any claim has reached a preliminary settlement with the Plaintiffs in these cases. Any settlement would have to be approved by the Court. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania. These lawsuits have been consolidated into a single action alleging excessive advisory fees involving one of the Federated Funds. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel, have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek monetary damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the allegations in these matters will not result in increased redemptions, or reduced sales, of shares of the Federated Funds or other adverse consequences for the Federated Funds.

10. Subsequent events

Management has evaluated subsequent events through the date the financial statements were issued, and determined that no events have occurred that require additional disclosure.

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended July 31, 2010, 66.43% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income distributions made by the Fund during the year ended July 31, 2010, 57.84% qualify for the dividend received deduction available to corporate shareholders.

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Report of Independent Registered Public Accounting Firm

TO THE BOARD OF trustees OF Federated MDt series AND SHAREHOLDERS OF federated mdt Balanced fund:

We have audited the accompanying statement of assets and liabilities of Federated MDT Balanced Fund (the “Fund”) (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Balanced Fund, a portfolio of Federated MDT Series, at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 20, 2010

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Board of Trustees and Trust Officers

The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2009, the Trust comprised eight portfolio(s), and the Federated Fund Family consisted of 43 investment companies (comprising 145 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

Interested TRUSTEES Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Began serving: May 2006	Principal Occupations: Principal Executive Officer and President of the Federated Fund Family; Director or Trustee of some of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
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INDEPENDENT TRUSTEES Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Conroy, Jr., Ph.D. Birth Date: June 23, 1937 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.
Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.
Qualifications: Business management and director experience.
Nicholas P. Constantakis, CPA Birth Date: September 3, 1939 Trustee Began serving: June 2006	Principal Occupation: Director or Trustee of the Federated Fund Family.
Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).
Previous Position: Partner, Andersen Worldwide SC.
Qualifications: Public accounting and director experience.
John F. Cunningham Birth Date: March 5, 1943 Trustee Began serving: June 2006	Principal Occupation: Director or Trustee of the Federated Fund Family.
Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.
Previous Position: Pennsylvania Superior Court Judge.
Qualifications: Legal and director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: June 2006	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
Other Directorship Held: Board of Overseers, Babson College.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Family; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management, public accounting and director experience.
R. James Nicholson Birth Date: February 4, 1938 Trustee Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Family; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.
Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
Qualifications: Legal, government, business management and mutual fund director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
James F. Will Birth Date: October 12, 1938 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chancellor and President, Saint Vincent College.
Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.
Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.
Qualifications: Business management, education and director experience.
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OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: May 2006	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: May 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: June 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

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Evaluation and Approval of Advisory Contract - May 2010

Federated MDT Balanced Fund (the “Fund”)

The Fund's Board reviewed the Fund's investment advisory and subadvisory contracts at meetings held in May 2010. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory and subadvisory contracts.

During its review of these contracts, the Board considered compensation and benefits received by the Adviser and subadviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services (if any) received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser and subadviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.

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The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory and subadvisory contracts occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory and subadvisory contracts included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. Annual Shareholder Report
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With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be relevant, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant in judging the reasonableness of proposed fees. He also observed that certain funds may exhibit important differences in their objectives and management techniques when compared to other funds placed in the same peer group by ranking organizations, noting in this connection that the Fund's quantitative investment program is of such a type.

The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the report. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries Annual Shareholder Report
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for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. In this regard, the Board had been previously advised Annual Shareholder Report
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that, while comparisons to fund peer groups are relevant in judging the reasonableness of advisory fees, the Fund's quantitative focus makes fee and expense comparisons particularly difficult. Although the Fund's advisory fee was above the median of the peer range, the peer group of funds varied widely in their complexity, and the management of the Fund is among the more complex relative to its peers The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory and subadvisory contracts. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

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Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's website at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Portfolio Holdings” link.

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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated MDT Balanced Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R825

37323 (9/10)

Federated is a registered mark of Federated Investors, Inc.
2010  © Federated Investors, Inc.

Federated MDT Large Cap Growth Fund

Established 2005

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2010

Class A Shares
Class B Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,				Period Ended 7/31/2006[2]
	2010	2009	2008	2007[1]
Net Asset Value, Beginning of Period	$7.60	$10.23	$12.12	$10.17	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.01)[3]	0.00[3,4]	(0.06)[3]	(0.14)[3]	(0.10)[3]
Net realized and unrealized gain (loss) on investments	0.86	(2.63)	(0.48)	2.20	0.27
TOTAL FROM INVESTMENT OPERATIONS	0.85	(2.63)	(0.54)	2.06	0.17
Less Distributions:
Distributions from net realized gain on investments	—	—	(1.35)	(0.11)	—
Net Asset Value, End of Period	$8.45	$7.60	$10.23	$12.12	$10.17
Total Return[5]	11.18%	(25.71)%	(5.76)%	20.38%	1.70%
Ratios to Average Net Assets:
Net expenses	1.50%	1.50%	1.50%	1.50%	2.01%[6]
Net investment income (loss)	(0.08)%	0.04%	(0.49)%	(1.14)%	(0.93)%[6]
Expense waiver/reimbursement[7]	0.55%	0.52%	0.14%	2.30%	20.55%[6]
Supplemental Data:
Net assets, end of period (000 omitted)	$45,993	$68,963	$102,600	$88,826	$183
Portfolio turnover	217%	380%	320%	630%	237%
1	MDT Large Cap Growth Fund (the “Predecessor Fund”) was reorganized into Federated MDT Large Cap Growth Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the Successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.
2	Reflects operations for the period from September 15, 2005 (date of initial investment) to July 31, 2006.
3	Per share numbers have been calculated using the average shares method.
4	Represents less than $0.01.
5	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
6	Computed on an annualized basis.
7	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

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Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,			Period Ended 7/31/2007[1]
	2010	2009	2008
Net Asset Value, Beginning of Period	$7.53	$10.21	$12.18	$11.48
Income From Investment Operations:
Net investment income (loss)	(0.07)[2]	(0.05)[2]	(0.14)[2]	(0.08)[2]
Net realized and unrealized gain (loss) on investments	0.84	(2.63)	(0.48)	0.78
TOTAL FROM INVESTMENT OPERATIONS	0.77	(2.68)	(0.62)	0.70
Less Distributions:
Distributions from net realized gain on investments	—	—	(1.35)	—
Net Asset Value, End of Period	$8.30	$7.53	$10.21	$12.18
Total Return[3]	10.23%	(26.25)%	(6.43)%	6.10%
Ratios to Average Net Assets:
Net expenses	2.25%	2.25%	2.25%	2.24%[4]
Net investment income (loss)	(0.86)%	(0.72)%	(1.22)%	(1.95)%[4]
Expense waiver/reimbursement[5]	0.56%	0.52%	0.14%	0.54%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$7,506	$8,532	$22,138	$46,933
Portfolio turnover	217%	380%	320%	630%[6]
1	Reflects operations for the period from March 29, 2007 (date of initial investment) to July 31, 2007.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
6	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2007.

See Notes which are an integral part of the Financial Statements

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Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,				Period Ended 7/31/2006[2]
	2010	2009	2008	2007[1]
Net Asset Value, Beginning of Period	$7.37	$9.99	$11.94	$10.10	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.07)[3]	(0.05)[3]	(0.13)[3]	(0.22)[3]	(0.19)[3]
Net realized and unrealized gain (loss) on investments	0.82	(2.57)	(0.47)	2.17	0.29
TOTAL FROM INVESTMENT OPERATIONS	0.75	(2.62)	(0.60)	1.95	0.10
Less Distributions:
Distributions from net realized gain on investments	—	—	(1.35)	(0.11)	—
Net Asset Value, End of Period	$8.12	$7.37	$9.99	$11.94	$10.10
Total Return[4]	10.18%	(26.23)%	(6.39)%	19.42%	1.00%
Ratios to Average Net Assets:
Net expenses	2.25%	2.25%	2.22%	2.25%	2.76%[5]
Net investment income (loss)	(0.86)%	(0.71)%	(1.21)%	(1.83)%	(1.68)%[5]
Expense waiver/reimbursement[6]	0.56%	0.52%	0.14%	5.64%	20.55%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$6,816	$7,333	$14,895	$14,388	$147
Portfolio turnover	217%	380%	320%	630%	237%
1	The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the Successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.
2	Reflects operations for the period from September 15, 2005 (date of initial investment) to July 31, 2006.
3	Per share numbers have been calculated using the average shares method.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

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Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2010 to July 31, 2010.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 2/1/2010	Ending Account Value 7/31/2010	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,014.40	$7.49
Class B Shares	$1,000	$1,009.70	$11.21
Class C Shares	$1,000	$1,010.00	$11.21
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,017.36	$7.50
Class B Shares	$1,000	$1,013.64	$11.23
Class C Shares	$1,000	$1,013.64	$11.23
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	1.50%
Class B Shares	2.25%
Class C Shares	2.25%
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Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Management's Discussion of Fund Performance (unaudited)

The Fund's total return, based on net asset value, for the 12-month fiscal year ended July 31, 2010 was 11.18% for Class A Shares, 10.23% for Class B Shares and 10.18% for Class C Shares. The total returns of the Russell 1000® Growth Index,1 the Fund's benchmark, and the Lipper Large-Cap Growth Funds Index,2 respectively, were 13.65% and 11.80% for the same period. The Fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Russell 1000® Growth Index.

The following discussion is based upon the performance of the Fund's Class A Shares.

1	The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged, and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
2	Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
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MARKET OVERVIEW

During the 12-reporting period ended July 31, 2010, domestic equity market performance was positive, if somewhat erratic, as expectations for economic growth improved before subsequently tailing off. The Russell 3000® Index4 finished the period up a solid 14.82%. Mid-cap stocks led the way as demonstrated by the 23.21% return of the Russell Midcap® Index5 which exceeded the 11.27% and 18.43% results for the Russell Top 200® Index,6 representing large-cap stocks and the Russell 2000® Index,7 representing small-cap stocks, respectively. Value stocks outperformed growth stocks during the year with the Russell 3000® Value Index8 returning 15.78% as compared to 13.88% for the Russell 3000® Growth Index.9

The best performing sectors in the fund's benchmark, the Russell 1000® Growth Index, during the period were Telecommunications Services (+28.36%), Industrials (+26.65%) and Consumer Discretionary (+23.00%). Underperforming sectors included Utilities (-7.04%), Energy (+0.47%), and Health Care (+4.46%).

4	Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market. The index is unmanaged, and investments cannot be made in an index.
5	Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 27% of the total market capitalization of the Russell 1000® Index. The index is unmanaged, and investments cannot be made in an index.
6	Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000® Index, which represent approximately 65% of the total market capitalization of the Russell 1000® Index. The index is unmanaged, and investments cannot be made in an index.
7	Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represent approximately 8% of the total market capitalization of the Russell 3000® Index. The index is unmanaged, and investments cannot be made in an index.
8	Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. The index is unmanaged, and investments cannot be made in an index.
9	Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes. The index is unmanaged, and investments cannot be made in an index.
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FUND PERFORMANCE

During the 12-month reporting period, the most significant positive factor in the Fund's performance relative to the Russell 1000® Growth Index was an overweight in the Industrials sector. In addition, an overweight in the Consumer Discretionary sector and an underweight in the Energy sector each contributed moderately to relative performance. Stock selection in the Health Care sector also contributed significantly. Individual stocks contributing to the Fund's performance relative to the Russell 1000® Growth Index included: Amazon.com Incorporated, Medco Health Solutions Incorporated, United Technologies Corporation, Viacom Incorporated and Priceline.com Incorporated.

The most significant negative factor in the Fund's performance relative to the Russell 1000® Growth Index was stock selection in the Information Technology sector. Stock selection in the Industrials sector also detracted significantly. An underweight in the Health Care sector allocation detracted more moderately. Individual stocks detracting from the Fund's performance relative to the Russell 1000® Growth Index included: Apple Incorporated,10 Visa Incorporated, Johnson Controls Incorporated, Microsoft Incorporated11and Coca-Cola Company.12

10	Underweighted in the portfolio as compared to the Russell 1000® Growth Index.
11	Underweighted in the portfolio as compared to the Russell 1000® Growth Index.
12	Underweighted in the portfolio as compared to the Russell 1000® Growth Index.
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GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Large Cap Growth Fund2 (Class A Shares) (the “Fund”) from September 15, 2005 (start of performance) to July 31, 2010, compared to the Russell 1000® Growth Index (Russell 1000® Growth)3 and the Lipper Large-Cap Growth Funds Index.4

Average Annual Total Returns for the Period Ended 7/31/2010
1 Year	5.10%
Start of Performance (9/15/2005)	-2.12%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

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1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 1000®Growth and the Lipper Large-Cap Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The Fund is the successor to the MDT Large Cap Growth Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information shown for the periods prior to that date is that of the MDT Large Cap Growth Fund.
3	The Russell 1000®Growth is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
4	Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
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GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Large Cap Growth Fund2 (Class B Shares) (the “Fund”) from September 15, 2005 (start of performance) to July 31, 2010, compared to the Russell 1000® Growth Index (Russell 1000® Growth)3 and the Lipper Large-Cap Growth Funds Index.4

Average Annual Total Returns for the Period Ended 7/31/2010
1 Year	4.73%
Start of Performance (9/15/2005)[5]	-2.04%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.50%, as applicable.

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1	Represents a hypothetical investment of $10,000 in the Fund. The maximum CDSC is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 1000®Growth and the Lipper Large-Cap Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The Fund is the successor to the MDT Large Cap Growth Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information shown for the periods prior to that date is that of the MDT Large Cap Growth Fund.
3	The Russell 1000®Growth is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
4	Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
5	The start of performance date was September 15, 2005. Class B Shares of the Fund were offered beginning March 29, 2007. Performance results shown before that date are for the Fund's Institutional Shares and have been adjusted for the maximum CDSC and total annual operating expenses applicable to the Fund's Class B Shares. The Fund's Institutional Shares commenced operations September 15, 2005. Subject to the expense adjustments described above, the Fund's Class B Shares annual returns would have been substantially similar to those of the Fund's Institutional Shares because Shares of each class are invested in the same portfolio of securities.
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GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Large Cap Growth Fund2 (Class C Shares) (the “Fund”) from September 15, 2005 (start of performance) to July 31, 2010, compared to the Russell 1000® Growth Index (Russell 1000® Growth)3 and the Lipper Large-Cap Growth Funds Index.4

Average Annual Total Returns for the Period Ended 7/31/2010
1 Year	9.18%
Start of Performance (9/15/2005)	-1.74%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 1.00%, as applicable.

Annual Shareholder Report
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1	Represents a hypothetical investment of $10,000 in the Fund. The maximum CDSC is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 1000®Growth and the Lipper Large-Cap Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The Fund is the successor to the MDT Large Cap Growth Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information shown for the periods prior to that date is that of the MDT Large Cap Growth Fund.
3	The Russell 1000® Growth is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
4	Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
Annual Shareholder Report
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Portfolio of Investments Summary Table (unaudited)

At July 31, 2010, the Fund's industry composition1 was follows:

Industry Composition	Percentage of Total Net Assets
Software Packaged/Custom	9.7%
Financial Services	5.5%
Air Freight & Logistics	5.4%
Cable TV	4.8%
Computers — High End	4.8%
Computers — Midrange	4.7%
Tobacco	4.2%
Miscellaneous Machinery	4.0%
Undesignated Consumer Cyclicals	3.8%
Medical Technology	3.7%
Multi-Industry Capital Goods	3.4%
Pollution Control	3.2%
Commodity Chemicals	2.7%
Hotels	2.6%
Semiconductors & Semiconductor Equipment	2.4%
Electrical Equipment	2.2%
Ethical Drugs	1.9%
Miscellaneous Components	1.8%
Specialty Retailing	1.8%
Textiles Apparel & Luxury Goods	1.7%
Biotechnology	1.6%
Internet Services	1.6%
Restaurant	1.6%
Cosmetics & Toiletries	1.4%
Household Appliances	1.4%
Communications Equipment	1.2%
Defense Aerospace	1.1%
Generic Drugs	1.1%
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Industry Composition	Percentage of Total Net Assets
Energy Equipment & Services	1.0%
Other[2]	12.2%
Cash Equivalents[3]	1.7%
Other Assets and Liabilities — Net[4]	(0.2)%
TOTAL	100.0%
1	Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's total net assets have been aggregated under the designation “Other.”
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
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Portfolio of Investments

July 31, 2010

Shares			Value
		COMMON STOCKS – 98.5%
		Aerospace & Defense – 0.4%
4,993		Raytheon Co.	231,026
		Agricultural Chemicals – 0.2%
2,446		Scotts Co.	118,019
		Agricultural Machinery – 0.2%
2,390		Bucyrus International, Inc.	148,706
		Air Freight & Logistics – 5.4%
11,403		C.H. Robinson Worldwide, Inc.	743,476
42,176		United Parcel Service, Inc.	2,741,440
		TOTAL	3,484,916
		Auto Original Equipment Manufacturers – 0.6%
9,290		Johnson Controls, Inc.	267,645
7,618	[1]	LKQ Corp.	150,684
		TOTAL	418,329
		Auto Part Replacement – 0.2%
3,727	[1]	WABCO Holdings, Inc.	144,160
		Biotechnology – 1.6%
1,915	[1]	Amgen, Inc.	104,425
3,450	[1]	BioMarin Pharmaceutical, Inc.	75,383
8,675	[1]	Hospira, Inc.	451,967
5,795	[1]	Waters Corp.	371,807
		TOTAL	1,003,582
		Business Services – 0.2%
3,413	[1]	Verisk Analytics, Inc.	101,332
		Cable TV – 4.8%
75,701	[1]	DIRECTV Group, Inc., Class A	2,813,049
7,049		Scripps Networks Interactive	300,499
		TOTAL	3,113,548
		Commodity Chemicals – 2.7%
5,903		Celanese Corp.	165,815
39,057		Du Pont (E.I.) de Nemours & Co.	1,588,448
		TOTAL	1,754,263
		Communications Equipment – 1.2%
18,017		Harris Corp.	802,297
		Computer Peripherals – 0.9%
13,081	[1]	NetApp, Inc.	553,326
Annual Shareholder Report
17

Shares			Value
		Computers - High End – 4.8%
24,010		IBM Corp.	3,082,884
		Computers - Low End – 0.5%
25,004	[1]	Dell, Inc.	331,053
		Computers - Midrange – 4.7%
66,235		Hewlett-Packard Co.	3,049,459
		Construction Machinery – 0.1%
1,592		Joy Global, Inc.	94,517
		Cosmetics & Toiletries – 1.4%
11,285		Estee Lauder Cos., Inc., Class A	702,491
3,874		International Flavors & Fragrances, Inc.	175,802
		TOTAL	878,293
		Crude Oil & Gas Production – 0.2%
1,201		EOG Resources, Inc.	117,097
		Defense Aerospace – 1.1%
9,178		General Dynamics Corp.	562,152
2,186		Lockheed Martin Corp.	164,278
		TOTAL	726,430
		Defense Electronics – 0.3%
3,322		Rockwell Collins	189,886
		Electric Utility – 0.4%
4,443		ITC Holdings Corp.	252,096
		Electrical Equipment – 2.2%
4,146		AMETEK, Inc.	183,543
25,127		Emerson Electric Co.	1,244,792
		TOTAL	1,428,335
		Electronic Instruments – 0.6%
4,914		PerkinElmer, Inc.	95,627
10,403	[1]	Trimble Navigation Ltd.	295,133
		TOTAL	390,760
		Electronic Test/Measuring Equipment – 0.7%
6,529	[1]	Itron, Inc.	424,842
		Energy Equipment & Services – 1.0%
9,842	[1]	FMC Technologies, Inc.	622,802
		Ethical Drugs – 1.9%
8,506		Abbott Laboratories	417,474
14,461		Johnson & Johnson	840,040
		TOTAL	1,257,514
Annual Shareholder Report
18

Shares			Value
		Financial Services – 5.5%
8,356		Equifax, Inc.	261,877
4,372		FactSet Research Systems	327,900
40,316		Visa, Inc., Class A	2,957,179
		TOTAL	3,546,956
		Furniture – 0.2%
4,631	[1]	Tempur-Pedic International, Inc.	142,033
		Generic Drugs – 1.1%
12,381		Perrigo Co.	693,460
		Home Health Care – 0.6%
15,705	[1]	Lincare Holdings, Inc.	373,151
		Home Products – 0.0%
676		Tupperware Brands Corp.	26,628
		Hotels – 2.6%
23,612		Marriott International, Inc., Class A	800,683
11,258		Starwood Hotels & Resorts Worldwide, Inc.	545,450
14,039		Wyndham Worldwide Corp.	358,416
		TOTAL	1,704,549
		Household Appliances – 1.4%
10,909		Whirlpool Corp.	908,720
		Industrial Machinery – 0.8%
9,652		Dover Corp.	463,006
2,315		Graco, Inc.	73,085
		TOTAL	536,091
		Internet Services – 1.6%
10,307	[1]	NetFlix, Inc.	1,056,983
		Life Sciences Tools & Services – 0.4%
2,002	[1]	Mettler-Toledo International, Inc.	233,834
		Medical Supplies – 0.7%
12,690		AmerisourceBergen Corp.	380,319
1,790	[1]	Emergency Medical Services Corp., Class A	80,085
		TOTAL	460,404
		Medical Technology – 3.7%
4,837	[1]	Intuitive Surgical, Inc.	1,588,326
4,417		Medtronic, Inc.	163,296
16,625	[1]	St. Jude Medical, Inc.	611,301
		TOTAL	2,362,923
		Metals & Mining – 0.4%
3,963		Walter Industries, Inc.	282,562
Annual Shareholder Report
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Shares			Value
		Miscellaneous Components – 1.8%
25,714		Amphenol Corp., Class A	1,151,987
		Miscellaneous Machinery – 4.0%
43,465		Illinois Tool Works, Inc.	1,890,728
6,286		Parker-Hannifin Corp.	390,486
5,655		Rockwell Automation, Inc.	306,218
		TOTAL	2,587,432
		Multi-Industry Capital Goods – 3.4%
14,604		3M Co.	1,249,226
12,752		Honeywell International, Inc.	546,551
5,951		United Technologies Corp.	423,116
		TOTAL	2,218,893
		Oil Well Supply – 0.1%
1,303		Schlumberger Ltd.	77,737
		Packaged Foods – 0.9%
11,715		Hershey Foods Corp.	550,605
		Paint & Related Materials – 0.8%
7,364		Sherwin-Williams Co.	509,221
		Personal Products – 0.4%
4,272		Kimberly-Clark Corp.	273,921
		Pollution Control – 3.2%
50,048		Danaher Corp.	1,922,344
3,126	[1]	Waste Connections, Inc.	119,319
		TOTAL	2,041,663
		Railroad – 0.6%
10,614	[1]	Kansas City Southern Industries, Inc.	389,534
		Restaurant – 1.6%
25,317		Yum! Brands, Inc.	1,045,592
		Semiconductor Manufacturing – 0.1%
2,202		Broadcom Corp.	79,338
		Semiconductors & Semiconductor Equipment – 2.4%
40,357		Linear Technology Corp.	1,286,581
17,736		National Semiconductor Corp.	244,757
		TOTAL	1,531,338
		Software Packaged/Custom – 9.7%
37,962	[1]	Adobe Systems, Inc.	1,090,269
2,541	[1]	Ansys, Inc.	114,218
21,326	[1]	BMC Software, Inc.	758,779
16,218		CA, Inc.	317,224
Annual Shareholder Report
20

Shares			Value
13,772	[1]	F5 Networks, Inc.	1,209,595
12,263	[1]	Informatica Corp.	369,484
29,187	[1]	Intuit, Inc.	1,160,183
4,288	[1]	Rovi Corp.	190,816
13,766	[1]	VMware, Inc., Class A	1,067,278
		TOTAL	6,277,846
		Specialty Machinery – 0.4%
5,252		Gardner Denver, Inc.	266,644
		Specialty Retailing – 1.8%
3,851	[1]	AutoZone, Inc.	814,756
12,258		Limited Brands, Inc.	314,295
		TOTAL	1,129,051
		Textiles Apparel & Luxury Goods – 1.7%
16,406		Coach, Inc.	606,530
8,852		Phillips Van Heusen Corp.	459,330
		TOTAL	1,065,860
		Tobacco – 4.2%
13,547		Lorillard, Inc.	1,032,823
32,230		Philip Morris International, Inc.	1,645,019
		TOTAL	2,677,842
		Trucking – 0.3%
4,711		Landstar System, Inc.	190,984
		Undesignated Consumer Cyclicals – 3.8%
10,435		DeVRY, Inc.	561,403
7,472		Herbalife Ltd.	370,910
10,350	[1]	ITT Educational Services, Inc.	835,659
2,760		Strayer Education, Inc.	660,744
		TOTAL	2,428,716
		TOTAL COMMON STOCKS (IDENTIFIED COST $60,239,583)	63,541,970
		MUTUAL FUNDS – 1.7%
1,104,117	[2,3]	Federated Prime Value Obligations Fund, Institutional Shares, 0.30% (AT NET ASSET VALUE)	1,104,117
		TOTAL INVESTMENTS — 100.2% (IDENTIFIED COST $61,343,700)[4]	64,646,087
		OTHER ASSETS AND LIABILITIES - NET — (0.2)%[5]	(152,078)
		TOTAL NET ASSETS — 100%	$64,494,009
Annual Shareholder Report
21

1	Non-income producing security.
2	Affiliated company.
3	7-Day net yield.
4	The cost for federal tax purposes amounts to $61,472,848.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2010.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

As of July 31, 2010, all investments of the Fund utilized Level 1 inputs in valuing the Fund's assets carried at fair value.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report
22

Statement of Assets and Liabilities

July 31, 2010

Assets:
Total investments in securities, at value including $1,104,117 of investments in an affiliated issuer (Note 5) (identified cost $61,343,700)		$64,646,087
Income receivable		16,844
Receivable for investments sold		745,167
Receivable for shares sold		61,228
TOTAL ASSETS		65,469,326
Liabilities:
Payable for investments purchased	$741,901
Payable for shares redeemed	88,714
Payable for transfer and dividend disbursing agent fees and expenses	46,849
Payable for auditing fees	22,500
Payable for distribution services fee (Note 5)	9,003
Payable for shareholder services fee (Note 5)	29,835
Accrued expenses	36,515
TOTAL LIABILITIES		975,317
Net assets for 7,677,043 shares outstanding		$64,494,009
Net Assets Consist of:
Paid-in capital		$98,506,109
Net unrealized appreciation of investments		3,302,387
Accumulated net realized loss on investments		(37,314,487)
TOTAL NET ASSETS		$64,494,009
Annual Shareholder Report
23

Statement of Assets and Liabilities — continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($4,178,504 ÷ 487,636 shares outstanding), no par value, unlimited shares authorized	$8.57
Offering price per share	$8.57
Redemption proceeds per share	$8.57
Class A Shares:
Net asset value per share ($45,992,883 ÷ 5,445,856 shares outstanding), no par value, unlimited shares authorized	$8.45
Offering price per share (100/94.50 of $8.45)	$8.94
Redemption proceeds per share	$8.45
Class B Shares:
Net asset value per share ($7,506,411 ÷ 904,288 shares outstanding), no par value, unlimited shares authorized	$8.30
Offering price per share	$8.30
Redemption proceeds per share (94.50/100 of $8.30)	$7.84
Class C Shares:
Net asset value per share ($6,816,211 ÷ 839,263 shares outstanding), no par value, unlimited shares authorized	$8.12
Offering price per share	$8.12
Redemption proceeds per share (99.00/100 of $8.12)	$8.04

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report
24

Statement of Operations

Year Ended July 31, 2010

Investment Income:
Dividends (including $3,386 received from an affiliated issuer (Note 5)			$1,161,732
Interest			3,406
TOTAL INCOME			1,165,138
Expenses:
Investment adviser fee (Note 5)		$618,677
Administrative personnel and services fee (Note 5)		270,000
Custodian fees		15,709
Transfer and dividend disbursing agent fees and expenses		350,073
Directors'/Trustees' fees		768
Auditing fees		22,531
Legal fees		4,479
Portfolio accounting fees		78,467
Distribution services fee — Class B Shares (Note 5)		63,751
Distribution services fee — Class C Shares (Note 5)		54,631
Shareholder services fee — Class A Shares (Note 5)		148,342
Shareholder services fee — Class B Shares (Note 5)		21,250
Shareholder services fee — Class C Shares (Note 5)		18,086
Account administration fee — Class A Shares		6,287
Account administration fee — Class C Shares		125
Share registration costs		55,663
Printing and postage		57,079
Insurance premiums		4,475
Miscellaneous		5,795
TOTAL EXPENSES		1,796,188
Waivers and Reimbursement (Note 5):
Waiver/reimbursement of investment adviser fee	$(398,355)
Waiver of administrative personnel and services fee	(54,173)
TOTAL WAIVERS AND REIMBURSEMENT		(452,528)
Net expenses			1,343,660
Net investment income (loss)			(178,522)
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			16,280,057
Net change in unrealized appreciation of investments			(6,276,555)
Net realized and unrealized gain on investments			10,003,502
Change in net assets resulting from operations			$9,824,980

See Notes which are an integral part of the Financial Statements

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25

Statement of Changes in Net Assets

Year Ended July 31	2010	2009
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(178,522)	$(105,510)
Net realized gain (loss) on investments	16,280,057	(42,781,838)
Net change in unrealized appreciation/depreciation of investments	(6,276,555)	3,649,160
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	9,824,980	(39,238,188)
Share Transactions:
Proceeds from sale of shares	20,131,474	27,010,203
Cost of shares redeemed	(55,060,157)	(44,087,682)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(34,928,683)	(17,077,479)
Change in net assets	(25,103,703)	(56,315,667)
Net Assets:
Beginning of period	89,597,712	145,913,379
End of period	$64,494,009	$89,597,712

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report
26

Notes to Financial Statements

July 31, 2010

1. ORGANIZATION

Federated MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five diversified portfolios. The financial statements included herein are only those of Federated MDT Large Cap Growth Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Institutional Shares, Class A Shares, Class B Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Institutional Shares are presented separately. The investment objective of the Fund is long-term capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market Annual Shareholder Report
27

conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

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The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended July 31, 2010, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2010, tax years 2007 through 2010 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

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Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended July 31	2010		2009
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	317,649	$2,753,235	483,659	$3,711,106
Shares redeemed	(449,603)	(3,761,807)	(471,901)	(3,239,715)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(131,954)	$(1,008,572)	11,758	$471,391
Year Ended July 31	2010		2009
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,729,634	$14,253,526	3,026,777	$21,351,688
Shares redeemed	(5,353,095)	(45,047,810)	(3,985,294)	(27,833,107)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(3,623,461)	$(30,794,284)	(958,517)	$(6,481,419)
Year Ended July 31	2010		2009
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	238,449	$1,975,151	129,934	$919,642
Shares redeemed	(467,487)	(3,852,446)	(1,165,518)	(8,608,170)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(229,038)	$(1,877,295)	(1,035,584)	$(7,688,528)
Year Ended July 31	2010		2009
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	140,643	$1,149,562	148,843	$1,027,767
Shares redeemed	(296,687)	(2,398,094)	(644,873)	(4,406,690)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(156,044)	$(1,248,532)	(496,030)	$(3,378,923)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(4,140,497)	$(34,928,683)	(2,478,373)	$(17,077,479)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for net operating loss and expiration of capital loss carryforwards.

Annual Shareholder Report
30

For the year ended July 31, 2010, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(21,866,579)	$178,522	$21,688,057

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

As of July 31, 2010, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$3,173,239
Capital loss carryforwards	$(37,185,339)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2010, the cost of investments for federal tax purposes was $61,472,848. The net unrealized appreciation of investments for federal tax purposes was $3,173,239. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $4,849,077 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,675,838.

At July 31, 2010, the Fund had a capital loss carryforward of $37,185,339 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2016	$183,375
2017	$35,401,337
2018	$1,600,627

Capital loss carryforwards of $21,688,057 expired during the year ended July 31, 2010.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2010, the Adviser waived $396,747 of its fee.

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31

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2010, FAS waived $54,173 of its fee. The net fee paid to FAS was 0.262% of average daily net assets of the Fund. The Fund is currently being charged the minimum administrative fee; therefore the fee as a percentage of average daily net assets is greater than the amounts presented in the chart above.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2010, FSC retained $3,559 of fees paid by the Fund. For the year ended July 31, 2010, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2010, FSC retained $1,585 in sales charges from the sale of Class A Shares.

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Shareholder Services Fee

The Fund may pay fees (“Service Fees”) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $13,251 of Service Fees for the year ended July 31, 2010. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for Service Fees. For the year ended July 31, 2010, FSSC received $2,040 of fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights) paid by the Fund's Institutional Shares, Class A Shares, Class B Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.25%, 1.50%, 2.25% and 2.25% (the “Fee Limit”), respectively, through the later of (the “Termination Date”): (a) September 30, 2010; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2010, the Adviser reimbursed $1,608. Transactions with the affiliated company during the year ended July 31, 2010, were as follows:

Affiliate	Balance of Shares Held 7/31/2009	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2010	Value	Dividend Income
Federated Prime Value Obligations Fund, Institutional Shares	1,918,964	16,895,244	17,710,091	1,104,117	$1,104,117	$3,386

6. Investment TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2010, were as follows:

Purchases	$173,046,968
Sales	$206,975,097
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7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of July 31, 2010, there were no outstanding loans. During the year ended July 31, 2010, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of July 31, 2010, there were no outstanding loans. During the year ended July 31, 2010, the program was not utilized.

9. Legal Proceedings

Since October 2003, Federated Investors, Inc. and related entities (collectively, “Federated”), and various Federated sponsored mutual funds (“Federated Funds”) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of certain Federated Funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated without admitting the validity of any claim has reached a preliminary settlement with the Plaintiffs in these cases. Any settlement would have to be approved by the Court. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania. These lawsuits have been consolidated into a single action alleging excessive advisory fees involving one of the Federated Funds. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel, have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek monetary damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the allegations in these matters will not result in increased redemptions, or reduced sales, of shares of the Federated Funds or other adverse consequences for the Federated Funds.

10. Subsequent events

Management has evaluated subsequent events through the date the financial statements were issued, and determined that no events have occurred that require additional disclosure.

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Report of Independent Registered Public Accounting Firm

TO THE BOARD OF trustees OF Federated MDt series AND SHAREHOLDERS OF federated mdt large cap growth fund:

We have audited the accompanying statement of assets and liabilities of Federated MDT Large Cap Growth Fund (the “Fund”) (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Large Cap Growth Fund, a portfolio of Federated MDT Series, at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 20, 2010

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Board of Trustees and Trust Officers

The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2009, the Trust comprised 8 portfolio(s), and the Federated Fund Family consisted of 43 investment companies (comprising 145 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

Interested TRUSTEES Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Began serving: May 2006	Principal Occupations: Principal Executive Officer and President of the Federated Fund Family; Director or Trustee of some of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
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INDEPENDENT TRUSTEES Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Conroy, Jr., Ph.D. Birth Date: June 23, 1937 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.
Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.
Qualifications: Business management and director experience.
Nicholas P. Constantakis, CPA Birth Date: September 3, 1939 Trustee Began serving: June 2006	Principal Occupation: Director or Trustee of the Federated Fund Family.
Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).
Previous Position: Partner, Andersen Worldwide SC.
Qualifications: Public accounting and director experience.
John F. Cunningham Birth Date: March 5, 1943 Trustee Began serving: June 2006	Principal Occupation: Director or Trustee of the Federated Fund Family.
Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.
Previous Position: Pennsylvania Superior Court Judge.
Qualifications: Legal and director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: June 2006	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
Other Directorship Held: Board of Overseers, Babson College.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Family; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management, public accounting and director experience.
R. James Nicholson Birth Date: February 4, 1938 Trustee Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Family; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.
Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
Qualifications: Legal, government, business management and mutual fund director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
James F. Will Birth Date: October 12, 1938 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chancellor and President, Saint Vincent College.
Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.
Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.
Qualifications: Business management, education and director experience.
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OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 Secretary Began serving: May 2006	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 Treasurer Began serving: May 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Brian P. Bouda Birth Date: February 28, 1947 Senior Vice President and Chief Compliance Officer Began serving: June 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

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Evaluation and Approval of Advisory Contract - May 2010

Federated MDT Large Cap Growth Fund (the “Fund”)

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2010. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services (if any) received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

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The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be relevant, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar Annual Shareholder Report
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mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant in judging the reasonableness of proposed fees. He also observed that certain funds may exhibit important differences in their objectives and management techniques when compared to other funds placed in the same peer group by ranking organizations, noting in this connection that the Fund's quantitative investment program is of such a type.

The Fund's performance fell below the median of the relevant peer group for both the one- and three-year periods covered by the report. In addition, the Board was informed by the Adviser that, for the same periods, the Fund underperformed its benchmark index for the one-year period and underperformed its benchmark index for the three-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts Annual Shareholder Report
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(e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

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The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

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Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's website at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Portfolio Holdings” link.

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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated MDT Large Cap Growth Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R700
Cusip 31421R684
Cusip 31421R809

37329 (9/10)

Federated is a registered mark of Federated Investors, Inc.
2010  © Federated Investors, Inc.

Federated MDT Large Cap Growth Fund

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2010

Institutional Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS

EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Financial Highlights - Institutional Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,				Period Ended 7/31/2006[2]
	2010	2009	2008	2007[1]
Net Asset Value, Beginning of Period	$7.70	$10.33	$12.20	$10.20	$10.00
Income From Investment Operations:
Net investment income (loss)	0.01[3]	0.02[3]	(0.03)[3]	(0.03)[3]	(0.07)[3]
Net realized and unrealized gain (loss) on investments	0.86	(2.65)	(0.49)	2.14	0.27
TOTAL FROM INVESTMENT OPERATIONS	0.87	(2.63)	(0.52)	2.11	0.20
Less Distributions:
Distributions from net realized gain on investments	—	—	(1.35)	(0.11)	—
Net Asset Value, End of Period	$8.57	$7.70	$10.33	$12.20	$10.20
Total Return[4]	11.30%	(25.46)%	(5.55)%	20.81%	2.00%
Ratios to Average Net Assets:
Net expenses	1.25%	1.25%	1.25%	1.25%	1.76%[5]
Net investment income (loss)	0.14%	0.28%	(0.28)%	(0.29)%	(0.68)%[5]
Expense waiver/reimbursement[6]	0.56%	0.52%	0.14%	19.41%	20.55%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$4,179	$4,769	$6,280	$1,798	$305
Portfolio turnover	217%	380%	320%	630%	237%
1	MDT Large Cap Growth Fund (the “Predecessor Fund”) was reorganized into Federated MDT Large Cap Growth Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the Successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.
2	Reflects operations for the period from September 15, 2005 (date of initial investment) to July 31, 2006.
3	Per share numbers have been calculated using the average shares method.
4	Based on net asset value. Total returns for periods of less than one year are not annualized.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report
1

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2010 to July 31, 2010.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 2/1/2010	Ending Account Value 7/31/2010	Expenses Paid During Period[1]
Actual	$1,000	$1,014.20	$6.24
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,018.60	$6.26
1	Expenses are equal to the Fund's annualized net expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period).
Annual Shareholder Report
2

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Management's Discussion of Fund Performance (unaudited)

The Fund's total return, based on net asset value, for the 12-month fiscal year ended July 31, 2010, was 11.30% for the Fund's Institutional Shares. The total returns of the Russell 1000® Growth Index,1 the Fund's benchmark, and the Lipper Large-Cap Growth Funds Index,2 respectively, were 13.65% and 11.80% for the same period. The Fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Russell 1000® Growth Index.

1	The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged, and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
2	Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
Annual Shareholder Report
3

MARKET OVERVIEW

During the 12-month reporting period ended July 31, 2010, domestic equity market performance was positive, if somewhat erratic, as expectations for economic growth improved before subsequently tailing off. The Russell 3000® Index4 finished the period up a solid 14.82%. Mid-cap stocks led the way as demonstrated by the 23.21% return of the Russell Midcap® Index5 which exceeded the 11.27% and 18.43% results for the Russell Top 200® Index,6 representing large-cap stocks, and the Russell 2000® Index,7 representing small-cap stocks, respectively. Value stocks outperformed growth stocks during the year with the Russell 3000® Value Index8 returning 15.78% as compared to 13.88% for the Russell 3000® Growth Index.9

The best performing sectors in the fund's benchmark, the Russell 1000® Growth Index, during the period were Telecommunications Services (+28.36%), Industrials (+26.65%) and Consumer Discretionary (+23.00%). Underperforming sectors included Utilities (-7.04%), Energy (+0.47%), and Health Care (+4.46%).

4	Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market. The index is unmanaged, and investments cannot be made in an index.
5	Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 27% of the total market capitalization of the Russell 1000® Index. The index is unmanaged, and investments cannot be made in an index.
6	Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000® Index, which represent approximately 65% of the total market capitalization of the Russell 1000® Index. The index is unmanaged, and investments cannot be made in an index.
7	Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represent approximately 8% of the total market capitalization of the Russell 3000® Index. The index is unmanaged, and investments cannot be made in an index.
8	Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. The index is unmanaged, and investments cannot be made in an index.
9	Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes. The index is unmanaged, and investments cannot be made in an index.
Annual Shareholder Report
4

FUND PERFORMANCE

During the 12-month reporting period, the most significant positive factor in the Fund's performance relative to the Russell 1000® Growth Index was an overweight in the Industrials sector. In addition, an overweight in the Consumer Discretionary sector and an underweight in the Energy sector each contributed moderately to relative performance. Stock selection in the Health Care sector also contributed significantly. Individual stocks contributing to the Fund's performance relative to the Russell 1000® Growth Index included: Amazon.com Incorporated, Medco Health Solutions Incorporated, United Technologies Corporation, Viacom Incorporated and Priceline.com Incorporated.

The most significant negative factor in the Fund's performance relative to the Russell 1000® Growth Index was stock selection in the Information Technology sector. Stock selection in the Industrials sector also detracted significantly. An underweight in the Health Care sector allocation detracted more moderately. Individual stocks detracting from the Fund's performance relative to the Russell 1000® Growth Index included: Apple Incorporated,10 Visa Incorporated, Johnson Controls Incorporated, Microsoft Incorporated,11and Coca-Cola Company.12

10	Underweighted in the portfolio as compared to the Russell 1000® Growth Index.
11	Underweighted in the portfolio as compared to the Russell 1000® Growth Index.
12	Underweighted in the portfolio as compared to the Russell 1000® Growth Index.
Annual Shareholder Report
5

GROWTH OF A $10,000 INVESTMENT - INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Large Cap Growth Fund2 (Institutional Shares) (the “Fund”) from September 15, 2005 (start of performance) to July 31, 2010, compared to the Russell 1000® Growth Index (Russell 1000®Growth)3 and the Lipper Large-Cap Growth Funds Index.4

Average Annual Total Returns for the Period Ended 7/31/2010
1 Year	11.30%
Start of Performance (9/15/2005)	-0.72%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1	The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 1000® Growth and Lipper Large-Cap Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The Fund is the successor to the MDT Large Cap Growth Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information shown for the periods prior to that date is that of the MDT Large Cap Growth Fund.
3	The Russell 1000® Growth is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
4	Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
Annual Shareholder Report
6

Portfolio of Investments Summary Table (unaudited)

At July 31, 2010, the Fund's industry composition1 was follows:

Industry Composition	Percentage of Total Net Assets
Software Packaged/Custom	9.7%
Financial Services	5.5%
Air Freight & Logistics	5.4%
Cable TV	4.8%
Computers — High End	4.8%
Computers — Midrange	4.7%
Tobacco	4.2%
Miscellaneous Machinery	4.0%
Undesignated Consumer Cyclicals	3.8%
Medical Technology	3.7%
Multi-Industry Capital Goods	3.4%
Pollution Control	3.2%
Commodity Chemicals	2.7%
Hotels	2.6%
Semiconductors & Semiconductor Equipment	2.4%
Electrical Equipment	2.2%
Ethical Drugs	1.9%
Miscellaneous Components	1.8%
Specialty Retailing	1.8%
Textiles Apparel & Luxury Goods	1.7%
Biotechnology	1.6%
Internet Services	1.6%
Restaurant	1.6%
Cosmetics & Toiletries	1.4%
Household Appliances	1.4%
Communications Equipment	1.2%
Defense Aerospace	1.1%
Generic Drugs	1.1%
Annual Shareholder Report
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Industry Composition	Percentage of Total Net Assets
Energy Equipment & Services	1.0%
Other[2]	12.2%
Cash Equivalents[3]	1.7%
Other Assets and Liabilities — Net[4]	(0.2)%
TOTAL	100.0%
1	Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's total net assets have been aggregated under the designation “Other.”
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
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Portfolio of Investments

July 31, 2010

Shares			Value
		COMMON STOCKS – 98.5%
		Aerospace & Defense – 0.4%
4,993		Raytheon Co.	231,026
		Agricultural Chemicals – 0.2%
2,446		Scotts Co.	118,019
		Agricultural Machinery – 0.2%
2,390		Bucyrus International, Inc.	148,706
		Air Freight & Logistics – 5.4%
11,403		C.H. Robinson Worldwide, Inc.	743,476
42,176		United Parcel Service, Inc.	2,741,440
		TOTAL	3,484,916
		Auto Original Equipment Manufacturers – 0.6%
9,290		Johnson Controls, Inc.	267,645
7,618	[1]	LKQ Corp.	150,684
		TOTAL	418,329
		Auto Part Replacement – 0.2%
3,727	[1]	WABCO Holdings, Inc.	144,160
		Biotechnology – 1.6%
1,915	[1]	Amgen, Inc.	104,425
3,450	[1]	BioMarin Pharmaceutical, Inc.	75,383
8,675	[1]	Hospira, Inc.	451,967
5,795	[1]	Waters Corp.	371,807
		TOTAL	1,003,582
		Business Services – 0.2%
3,413	[1]	Verisk Analytics, Inc.	101,332
		Cable TV – 4.8%
75,701	[1]	DIRECTV Group, Inc., Class A	2,813,049
7,049		Scripps Networks Interactive	300,499
		TOTAL	3,113,548
		Commodity Chemicals – 2.7%
5,903		Celanese Corp.	165,815
39,057		Du Pont (E.I.) de Nemours & Co.	1,588,448
		TOTAL	1,754,263
		Communications Equipment – 1.2%
18,017		Harris Corp.	802,297
		Computer Peripherals – 0.9%
13,081	[1]	NetApp, Inc.	553,326
Annual Shareholder Report
9

Shares			Value
		Computers - High End – 4.8%
24,010		IBM Corp.	3,082,884
		Computers - Low End – 0.5%
25,004	[1]	Dell, Inc.	331,053
		Computers - Midrange – 4.7%
66,235		Hewlett-Packard Co.	3,049,459
		Construction Machinery – 0.1%
1,592		Joy Global, Inc.	94,517
		Cosmetics & Toiletries – 1.4%
11,285		Estee Lauder Cos., Inc., Class A	702,491
3,874		International Flavors & Fragrances, Inc.	175,802
		TOTAL	878,293
		Crude Oil & Gas Production – 0.2%
1,201		EOG Resources, Inc.	117,097
		Defense Aerospace – 1.1%
9,178		General Dynamics Corp.	562,152
2,186		Lockheed Martin Corp.	164,278
		TOTAL	726,430
		Defense Electronics – 0.3%
3,322		Rockwell Collins	189,886
		Electric Utility – 0.4%
4,443		ITC Holdings Corp.	252,096
		Electrical Equipment – 2.2%
4,146		AMETEK, Inc.	183,543
25,127		Emerson Electric Co.	1,244,792
		TOTAL	1,428,335
		Electronic Instruments – 0.6%
4,914		PerkinElmer, Inc.	95,627
10,403	[1]	Trimble Navigation Ltd.	295,133
		TOTAL	390,760
		Electronic Test/Measuring Equipment – 0.7%
6,529	[1]	Itron, Inc.	424,842
		Energy Equipment & Services – 1.0%
9,842	[1]	FMC Technologies, Inc.	622,802
		Ethical Drugs – 1.9%
8,506		Abbott Laboratories	417,474
14,461		Johnson & Johnson	840,040
		TOTAL	1,257,514
Annual Shareholder Report
10

Shares			Value
		Financial Services – 5.5%
8,356		Equifax, Inc.	261,877
4,372		FactSet Research Systems	327,900
40,316		Visa, Inc., Class A	2,957,179
		TOTAL	3,546,956
		Furniture – 0.2%
4,631	[1]	Tempur-Pedic International, Inc.	142,033
		Generic Drugs – 1.1%
12,381		Perrigo Co.	693,460
		Home Health Care – 0.6%
15,705	[1]	Lincare Holdings, Inc.	373,151
		Home Products – 0.0%
676		Tupperware Brands Corp.	26,628
		Hotels – 2.6%
23,612		Marriott International, Inc., Class A	800,683
11,258		Starwood Hotels & Resorts Worldwide, Inc.	545,450
14,039		Wyndham Worldwide Corp.	358,416
		TOTAL	1,704,549
		Household Appliances – 1.4%
10,909		Whirlpool Corp.	908,720
		Industrial Machinery – 0.8%
9,652		Dover Corp.	463,006
2,315		Graco, Inc.	73,085
		TOTAL	536,091
		Internet Services – 1.6%
10,307	[1]	NetFlix, Inc.	1,056,983
		Life Sciences Tools & Services – 0.4%
2,002	[1]	Mettler-Toledo International, Inc.	233,834
		Medical Supplies – 0.7%
12,690		AmerisourceBergen Corp.	380,319
1,790	[1]	Emergency Medical Services Corp., Class A	80,085
		TOTAL	460,404
		Medical Technology – 3.7%
4,837	[1]	Intuitive Surgical, Inc.	1,588,326
4,417		Medtronic, Inc.	163,296
16,625	[1]	St. Jude Medical, Inc.	611,301
		TOTAL	2,362,923
		Metals & Mining – 0.4%
3,963		Walter Industries, Inc.	282,562
Annual Shareholder Report
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Shares			Value
		Miscellaneous Components – 1.8%
25,714		Amphenol Corp., Class A	1,151,987
		Miscellaneous Machinery – 4.0%
43,465		Illinois Tool Works, Inc.	1,890,728
6,286		Parker-Hannifin Corp.	390,486
5,655		Rockwell Automation, Inc.	306,218
		TOTAL	2,587,432
		Multi-Industry Capital Goods – 3.4%
14,604		3M Co.	1,249,226
12,752		Honeywell International, Inc.	546,551
5,951		United Technologies Corp.	423,116
		TOTAL	2,218,893
		Oil Well Supply – 0.1%
1,303		Schlumberger Ltd.	77,737
		Packaged Foods – 0.9%
11,715		Hershey Foods Corp.	550,605
		Paint & Related Materials – 0.8%
7,364		Sherwin-Williams Co.	509,221
		Personal Products – 0.4%
4,272		Kimberly-Clark Corp.	273,921
		Pollution Control – 3.2%
50,048		Danaher Corp.	1,922,344
3,126	[1]	Waste Connections, Inc.	119,319
		TOTAL	2,041,663
		Railroad – 0.6%
10,614	[1]	Kansas City Southern Industries, Inc.	389,534
		Restaurant – 1.6%
25,317		Yum! Brands, Inc.	1,045,592
		Semiconductor Manufacturing – 0.1%
2,202		Broadcom Corp.	79,338
		Semiconductors & Semiconductor Equipment – 2.4%
40,357		Linear Technology Corp.	1,286,581
17,736		National Semiconductor Corp.	244,757
		TOTAL	1,531,338
		Software Packaged/Custom – 9.7%
37,962	[1]	Adobe Systems, Inc.	1,090,269
2,541	[1]	Ansys, Inc.	114,218
21,326	[1]	BMC Software, Inc.	758,779
16,218		CA, Inc.	317,224
Annual Shareholder Report
12

Shares			Value
13,772	[1]	F5 Networks, Inc.	1,209,595
12,263	[1]	Informatica Corp.	369,484
29,187	[1]	Intuit, Inc.	1,160,183
4,288	[1]	Rovi Corp.	190,816
13,766	[1]	VMware, Inc., Class A	1,067,278
		TOTAL	6,277,846
		Specialty Machinery – 0.4%
5,252		Gardner Denver, Inc.	266,644
		Specialty Retailing – 1.8%
3,851	[1]	AutoZone, Inc.	814,756
12,258		Limited Brands, Inc.	314,295
		TOTAL	1,129,051
		Textiles Apparel & Luxury Goods – 1.7%
16,406		Coach, Inc.	606,530
8,852		Phillips Van Heusen Corp.	459,330
		TOTAL	1,065,860
		Tobacco – 4.2%
13,547		Lorillard, Inc.	1,032,823
32,230		Philip Morris International, Inc.	1,645,019
		TOTAL	2,677,842
		Trucking – 0.3%
4,711		Landstar System, Inc.	190,984
		Undesignated Consumer Cyclicals – 3.8%
10,435		DeVRY, Inc.	561,403
7,472		Herbalife Ltd.	370,910
10,350	[1]	ITT Educational Services, Inc.	835,659
2,760		Strayer Education, Inc.	660,744
		TOTAL	2,428,716
		TOTAL COMMON STOCKS (IDENTIFIED COST $60,239,583)	63,541,970
		MUTUAL FUNDS – 1.7%
1,104,117	[2,3]	Federated Prime Value Obligations Fund, Institutional Shares, 0.30% (AT NET ASSET VALUE)	1,104,117
		TOTAL INVESTMENTS — 100.2% (IDENTIFIED COST $61,343,700)[4]	64,646,087
		OTHER ASSETS AND LIABILITIES - NET — (0.2)%[5]	(152,078)
		TOTAL NET ASSETS — 100%	$64,494,009
Annual Shareholder Report
13

1	Non-income producing security.
2	Affiliated company.
3	7-Day net yield.
4	The cost for federal tax purposes amounts to $61,472,848.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2010.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

As of July 31, 2010, all investments of the Fund utilized Level 1 inputs in valuing the Fund's assets carried at fair value.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report
14

Statement of Assets and Liabilities

July 31, 2010

Assets:
Total investments in securities, at value including $1,104,117 of investments in an affiliated issuer (Note 5) (identified cost $61,343,700)		$64,646,087
Income receivable		16,844
Receivable for investments sold		745,167
Receivable for shares sold		61,228
TOTAL ASSETS		65,469,326
Liabilities:
Payable for investments purchased	$741,901
Payable for shares redeemed	88,714
Payable for transfer and dividend disbursing agent fees and expenses	46,849
Payable for auditing fees	22,500
Payable for distribution services fee (Note 5)	9,003
Payable for shareholder services fee (Note 5)	29,835
Accrued expenses	36,515
TOTAL LIABILITIES		975,317
Net assets for 7,677,043 shares outstanding		$64,494,009
Net Assets Consist of:
Paid-in capital		$98,506,109
Net unrealized appreciation of investments		3,302,387
Accumulated net realized loss on investments		(37,314,487)
TOTAL NET ASSETS		$64,494,009
Annual Shareholder Report
15

Statement of Assets and Liabilities — continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($4,178,504 ÷ 487,636 shares outstanding), no par value, unlimited shares authorized	$8.57
Offering price per share	$8.57
Redemption proceeds per share	$8.57
Class A Shares:
Net asset value per share ($45,992,883 ÷ 5,445,856 shares outstanding), no par value, unlimited shares authorized	$8.45
Offering price per share (100/94.50 of $8.45)	$8.94
Redemption proceeds per share	$8.45
Class B Shares:
Net asset value per share ($7,506,411 ÷ 904,288 shares outstanding), no par value, unlimited shares authorized	$8.30
Offering price per share	$8.30
Redemption proceeds per share (94.50/100 of $8.30)	$7.84
Class C Shares:
Net asset value per share ($6,816,211 ÷ 839,263 shares outstanding), no par value, unlimited shares authorized	$8.12
Offering price per share	$8.12
Redemption proceeds per share (99.00/100 of $8.12)	$8.04

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report
16

Statement of Operations

Year Ended July 31, 2010

Investment Income:
Dividends (including $3,386 received from an affiliated issuer (Note 5)			$1,161,732
Interest			3,406
TOTAL INCOME			1,165,138
Expenses:
Investment adviser fee (Note 5)		$618,677
Administrative personnel and services fee (Note 5)		270,000
Custodian fees		15,709
Transfer and dividend disbursing agent fees and expenses		350,073
Directors'/Trustees' fees		768
Auditing fees		22,531
Legal fees		4,479
Portfolio accounting fees		78,467
Distribution services fee — Class B Shares (Note 5)		63,751
Distribution services fee — Class C Shares (Note 5)		54,631
Shareholder services fee — Class A Shares (Note 5)		148,342
Shareholder services fee — Class B Shares (Note 5)		21,250
Shareholder services fee — Class C Shares (Note 5)		18,086
Account administration fee — Class A Shares		6,287
Account administration fee — Class C Shares		125
Share registration costs		55,663
Printing and postage		57,079
Insurance premiums		4,475
Miscellaneous		5,795
TOTAL EXPENSES		1,796,188
Waivers and Reimbursement (Note 5):
Waiver/reimbursement of investment adviser fee	$(398,355)
Waiver of administrative personnel and services fee	(54,173)
TOTAL WAIVERS AND REIMBURSEMENT		(452,528)
Net expenses			1,343,660
Net investment income (loss)			(178,522)
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			16,280,057
Net change in unrealized appreciation of investments			(6,276,555)
Net realized and unrealized gain on investments			10,003,502
Change in net assets resulting from operations			$9,824,980

See Notes which are an integral part of the Financial Statements

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Statement of Changes in Net Assets

Year Ended July 31	2010	2009
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(178,522)	$(105,510)
Net realized gain (loss) on investments	16,280,057	(42,781,838)
Net change in unrealized appreciation/depreciation of investments	(6,276,555)	3,649,160
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	9,824,980	(39,238,188)
Share Transactions:
Proceeds from sale of shares	20,131,474	27,010,203
Cost of shares redeemed	(55,060,157)	(44,087,682)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(34,928,683)	(17,077,479)
Change in net assets	(25,103,703)	(56,315,667)
Net Assets:
Beginning of period	89,597,712	145,913,379
End of period	$64,494,009	$89,597,712

See Notes which are an integral part of the Financial Statements

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Notes to Financial Statements

July 31, 2010

1. ORGANIZATION

Federated MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five diversified portfolios. The financial statements included herein are only those of Federated MDT Large Cap Growth Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Institutional Shares, Class A Shares, Class B Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Class A Shares, Class B Shares and Class C Shares are presented separately. The investment objective of the Fund is long-term capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market Annual Shareholder Report
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conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

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The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended July 31, 2010, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2010, tax years 2007 through 2010 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

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Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended July 31	2010		2009
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	317,649	$2,753,235	483,659	$3,711,106
Shares redeemed	(449,603)	(3,761,807)	(471,901)	(3,239,715)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(131,954)	$(1,008,572)	11,758	$471,391
Year Ended July 31	2010		2009
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,729,634	$14,253,526	3,026,777	$21,351,688
Shares redeemed	(5,353,095)	(45,047,810)	(3,985,294)	(27,833,107)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(3,623,461)	$(30,794,284)	(958,517)	$(6,481,419)
Year Ended July 31	2010		2009
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	238,449	$1,975,151	129,934	$919,642
Shares redeemed	(467,487)	(3,852,446)	(1,165,518)	(8,608,170)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(229,038)	$(1,877,295)	(1,035,584)	$(7,688,528)
Year Ended July 31	2010		2009
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	140,643	$1,149,562	148,843	$1,027,767
Shares redeemed	(296,687)	(2,398,094)	(644,873)	(4,406,690)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(156,044)	$(1,248,532)	(496,030)	$(3,378,923)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(4,140,497)	$(34,928,683)	(2,478,373)	$(17,077,479)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for net operating loss and expiration of capital loss carryforwards.

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For the year ended July 31, 2010, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(21,866,579)	$178,522	$21,688,057

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

As of July 31, 2010, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$3,173,239
Capital loss carryforwards	$(37,185,339)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2010, the cost of investments for federal tax purposes was $61,472,848. The net unrealized appreciation of investments for federal tax purposes was $3,173,239. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $4,849,077 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,675,838.

At July 31, 2010, the Fund had a capital loss carryforward of $37,185,339 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2016	$183,375
2017	$35,401,337
2018	$1,600,627

Capital loss carryforwards of $21,688,057 expired during the year ended July 31, 2010.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2010, the Adviser waived $396,747 of its fee.

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Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2010, FAS waived $54,173 of its fee. The net fee paid to FAS was 0.262% of average daily net assets of the Fund. The Fund is currently being charged the minimum administrative fee; therefore the fee as a percentage of average daily net assets is greater than the amounts presented in the chart above.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2010, FSC retained $3,559 of fees paid by the Fund. For the year ended July 31, 2010, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2010, FSC retained $1,585 in sales charges from the sale of Class A Shares.

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Shareholder Services Fee

The Fund may pay fees (“Service Fees”) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $13,251 of Service Fees for the year ended July 31, 2010. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for Service Fees. For the year ended July 31, 2010, FSSC received $2,040 of fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights) paid by the Fund's Institutional Shares, Class A Shares, Class B Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.25%, 1.50%, 2.25% and 2.25% (the “Fee Limit”), respectively, through the later of (the “Termination Date”): (a) September 30, 2010; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

General

Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2010, the Adviser reimbursed $1,608. Transactions with the affiliated company during the year ended July 31, 2010, were as follows:

Affiliate	Balance of Shares Held 7/31/2009	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2010	Value	Dividend Income
Federated Prime Value Obligations Fund, Institutional Shares	1,918,964	16,895,244	17,710,091	1,104,117	$1,104,117	$3,386

6. Investment TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2010, were as follows:

Purchases	$173,046,968
Sales	$206,975,097
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7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of July 31, 2010, there were no outstanding loans. During the year ended July 31, 2010, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of July 31, 2010, there were no outstanding loans. During the year ended July 31, 2010, the program was not utilized.

9. Legal Proceedings

Since October 2003, Federated Investors, Inc. and related entities (collectively, “Federated”), and various Federated sponsored mutual funds (“Federated Funds”) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of certain Federated Funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated without admitting the validity of any claim has reached a preliminary settlement with the Plaintiffs in these cases. Any settlement would have to be approved by the Court. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania. These lawsuits have been consolidated into a single action alleging excessive advisory fees involving one of the Federated Funds. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel, have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek monetary damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the allegations in these matters will not result in increased redemptions, or reduced sales, of shares of the Federated Funds or other adverse consequences for the Federated Funds.

10. Subsequent events

Management has evaluated subsequent events through the date the financial statements were issued, and determined that no events have occurred that require additional disclosure.

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Report of Independent Registered Public Accounting Firm

TO THE BOARD OF trustees OF Federated MDt series AND SHAREHOLDERS OF federated mdt large cap growth fund:

We have audited the accompanying statement of assets and liabilities of Federated MDT Large Cap Growth Fund (the “Fund”) (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Large Cap Growth Fund, a portfolio of Federated MDT Series, at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 20, 2010

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Board of Trustees and Trust Officers

The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2009, the Trust comprised 8 portfolio(s), and the Federated Fund Family consisted of 43 investment companies (comprising 145 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

Interested TRUSTEES Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Began serving: May 2006	Principal Occupations: Principal Executive Officer and President of the Federated Fund Family; Director or Trustee of some of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
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INDEPENDENT TRUSTEES Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Conroy, Jr., Ph.D. Birth Date: June 23, 1937 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.
Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.
Qualifications: Business management and director experience.
Nicholas P. Constantakis, CPA Birth Date: September 3, 1939 Trustee Began serving: June 2006	Principal Occupation: Director or Trustee of the Federated Fund Family.
Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).
Previous Position: Partner, Andersen Worldwide SC.
Qualifications: Public accounting and director experience.
John F. Cunningham Birth Date: March 5, 1943 Trustee Began serving: June 2006	Principal Occupation: Director or Trustee of the Federated Fund Family.
Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.
Previous Position: Pennsylvania Superior Court Judge.
Qualifications: Legal and director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: June 2006	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
Other Directorship Held: Board of Overseers, Babson College.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Family; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management, public accounting and director experience.
R. James Nicholson Birth Date: February 4, 1938 Trustee Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Family; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.
Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
Qualifications: Legal, government, business management and mutual fund director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
James F. Will Birth Date: October 12, 1938 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chancellor and President, Saint Vincent College.
Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.
Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.
Qualifications: Business management, education and director experience.
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OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 Secretary Began serving: May 2006	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 Treasurer Began serving: May 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Brian P. Bouda Birth Date: February 28, 1947 Senior Vice President and Chief Compliance Officer Began serving: June 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

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Evaluation and Approval of Advisory Contract - May 2010

Federated MDT Large Cap Growth Fund (the “Fund”)

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2010. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services (if any) received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

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The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be relevant, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar Annual Shareholder Report
34

mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant in judging the reasonableness of proposed fees. He also observed that certain funds may exhibit important differences in their objectives and management techniques when compared to other funds placed in the same peer group by ranking organizations, noting in this connection that the Fund's quantitative investment program is of such a type.

The Fund's performance fell below the median of the relevant peer group for both the one- and three-year periods covered by the report. In addition, the Board was informed by the Adviser that, for the same periods, the Fund underperformed its benchmark index for the one-year period and underperformed its benchmark index for the three-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts Annual Shareholder Report
35

(e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

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The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

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Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's website at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Portfolio Holdings” link.

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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated MDT Large Cap Growth Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R882

37314 (9/10)

Federated is a registered mark of Federated Investors, Inc.
2010  © Federated Investors, Inc.

Federated MDT Small Cap Core Fund

Established 2005

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2010

Class A Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS

EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,				Period Ended 7/31/2006[2]
	2010	2009	2008	2007[1]
Net Asset Value, Beginning of Period	$6.58	$10.21	$13.22	$11.11	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.06)[3]	(0.04)[3]	(0.08)[3]	(0.10)[3]	(0.13)[3]
Net realized and unrealized gain (loss) on investments	1.03	(3.59)	(2.22)	2.21	1.24
TOTAL FROM INVESTMENT OPERATIONS	0.97	(3.63)	(2.30)	2.11	1.11
Less Distributions:
Distributions from net realized gain on investments	—	—	(0.71)	—	—
Net Asset Value, End of Period	$7.55	$6.58	$10.21	$13.22	$11.11
Total Return[4]	14.74%	(35.55)%	(18.09)%	18.99%	11.10%
Ratios to Average Net Assets:
Net expenses	1.75%	1.74%	1.75%	1.75%	2.01%[5]
Net investment income (loss)	(0.77)%	(0.53)%	(0.68)%	(0.77)%	(1.16)%[5]
Expense waiver/reimbursement[6]	5.41%	5.73%	3.85%	7.96%	9.41%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$3,184	$1,652	$2,623	$2,414	$324
Portfolio turnover	192%	222%	243%	237%	209%
1	The MDT Small Cap Core Fund (the “Predecessor Fund”) was reorganized into Federated MDT Small Cap Core Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.
2	Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.
3	Per share numbers have been calculated using the average shares method.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

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Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,				Period Ended 7/31/2006[2]
	2010	2009	2008	2007[1]
Net Asset Value, Beginning of Period	$6.39	$9.99	$13.04	$11.05	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.11)[3]	(0.08)[3]	(0.16)[3]	(0.19)[3]	(0.23)[3]
Net realized and unrealized gain (loss) on investments	1.00	(3.52)	(2.18)	2.18	1.28
TOTAL FROM INVESTMENT OPERATIONS	0.89	(3.60)	(2.34)	1.99	1.05
Less Distributions:
Distributions from net realized gain on investments	—	—	(0.71)	—	—
Net Asset Value, End of Period	$7.28	$6.39	$9.99	$13.04	$11.05
Total Return[4]	13.93%	(36.04)%	(18.66)%	18.01%	10.50%
Ratios to Average Net Assets:
Net expenses	2.50%	2.49%	2.46%	2.50%	2.76%[5]
Net investment income (loss)	(1.53)%	(1.29)%	(1.40)%	(1.52)%	(1.91)%[5]
Expense waiver/reimbursement[6]	5.13%	5.61%	3.90%	8.63%	9.41%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$3,258	$1,366	$2,759	$3,299	$1,505
Portfolio turnover	192%	222%	243%	237%	209%
1	The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.
2	Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.
3	Per share numbers have been calculated using the average shares method.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

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Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2010 to July 31, 2010.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 2/1/2010	Ending Account Value 7/31/2010	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,095.80	$9.09
Class C Shares	$1,000	$1,091.50	$12.96
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,016.12	$8.75
Class C Shares	$1,000	$1,012.40	$12.47
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	1.75%
Class C Shares	2.50%
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Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Management's Discussion of Fund Performance (unaudited)

The Fund's total return for the 12-month fiscal year ended July 31, 2010, was 14.74% for Class A Shares and 13.93% for Class C Shares based on net asset value. The total returns of the Russell 2000® Index,1 the Fund's benchmark, and the Lipper Small-Cap Core Funds Index2 were 18.43% and 18.94%, respectively, for the same reporting period. The Fund's total return for the fiscal year reflected actual cash flows, transaction costs and other fees which were not reflected in the total return of the Russell 2000 Index.

The following discussion will focus on the performance of the Fund's Class A Shares.

1	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The index is unmanaged, and investments cannot be made directly in an index.
2	Lipper indices are equally weighted indices of the largest mutual Funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
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MARKET OVERVIEW

During the 12-month reporting period ended July 31, 2010, domestic equity market performance was positive if somewhat erratic as expectations for economic growth improved before subsequently tailing off. The Russell 3000® Index3 finished the period up a solid 14.82%. Mid-cap stocks led the way as demonstrated by the 23.21% return of the Russell Midcap® Index4 which exceeded the 11.27% and 18.43% results for the Russell Top 200® Index,5 representing large-cap stocks, and the Russell 2000® Index,6 representing small-cap stocks, respectively. Value stocks outperformed growth stocks during the year with the Russell 3000® Value Index7 returning 15.78% as compared to 13.88% for the Russell 3000® Growth Index.8

The best performing sectors in the Fund's benchmark, the Russell 2000® Index, during the period were Materials (+30.12%), Consumer Discretionary (+28.44%), and Consumer Staples (+22.54%). Underperforming sectors included Telecommunications Services (+7.43%), Health Care (+7.48%) and Utilities (+15.09%).

3	Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market. The index is unmanaged, and investments cannot be made in an index.
4	Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 27% of the total market capitalization of the Russell 1000® Index. The index is unmanaged, and investments cannot be made in an index.
5	Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000® Index, which represent approximately 65% of the total market capitalization of the Russell 1000® Index. The index is unmanaged, and investments cannot be made in an index.
6	Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represent approximately 8% of the total market capitalization of the Russell 3000® Index. The index is unmanaged, and investments cannot be made in an index.
7	Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. The index is unmanaged, and investments cannot be made in an index.
8	Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes. The index is unmanaged, and investments cannot be made in an index.
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FUND PERFORMANCE

During the 12-month reporting period, the most significant positive factor in the Fund's performance relative to the Russell 2000® Index was stock selection in the Health Care sector. Stock selection in the Industrials and Utilities sectors contributed more moderately. Overweight positions in the Consumer Discretionary and Materials sectors also contributed significantly to relative performance. Individual stocks contributing to the Fund's performance relative to the Russell 2000® Index included: Schweitzer-Mauduit International Incorporated, a supplier of paper for tobacco products; Tempur-Pedic International Incorporated, a bedding products manufacturer; Skyworks Solutions Incorporated, a semiconductor provider; and Alaska Air Group Incorporated, an airline company.

The most significant negative factor in the Fund's performance relative to the Russell 2000® Index was stock selection in the Information Technology and Consumer Discretionary sectors. Stock selection in the Consumer Staples, Financials, and Materials sectors also detracted significantly. Individual stocks detracting from the Fund's performance relative to the Russell 2000® Index included: data storage manufacturer, STEC Incorporated; mine operator, Patriot Coal Corporation; weight management company, NutriSystem Incorporated; insurance holding company, Navigators Group Incorporated; and healthcare services operator, Kindred Healthcare Incorporated.

Annual Shareholder Report
7

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Small Cap Core Fund2 (Class A Shares) (the “Fund”) from September 15, 2005 (start of performance) to July 31, 2010, compared to the Russell 2000® Index3 and the Lipper Small-Cap Core Funds Index.4

Average Annual Total Returns for the Period Ended 7/31/2010
1 Year	8.48%
Start of Performance (9/15/2005)	-5.55%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000® Index and the Lipper Small-Cap Core Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The Fund is the successor to the MDT Small Cap Core Fund pursuant to a reorganization that took place on December 6, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information shown for periods prior to that date is that of the MDT Small Cap Core Fund.
3	The Russell 2000® Index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
4	Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
Annual Shareholder Report
8

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Small Cap Core Fund2 (Class C Shares) (the “Fund”) from September 15, 2005 (start of performance) to July 31, 2010, compared to the Russell 2000® Index3 and the Lipper Small-Cap Core Funds Index.4

Average Annual Total Returns for the Period Ended 7/31/2010
1 Year	12.93%
Start of Performance (9/15/2005)	-5.14%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 1.00%, as applicable.

1	Represents a hypothetical investment of $10,000 in the Fund. The maximum CDSC is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000®Index and the Lipper Small-Cap Core Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The Fund is the successor to the MDT Small Cap Core Fund pursuant to a reorganization that took place on December 6, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information shown for periods prior to that date is that of the MDT Small Cap Core Fund.
3	The Russell 2000®Index is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
4	Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
Annual Shareholder Report
9

Portfolio of Investments Summary Table (unaudited)

At July 31, 2010, the Fund's industry composition1 was as follows:

Industry Composition	Percentage of Total Net Assets
Property Liability Insurance	5.5%
Specialty Retailing	4.3%
Semiconductor Manufacturing	4.0%
Shoes	3.7%
Offshore Driller	3.3%
Electric Utility	2.9%
Multi-Line Insurance	2.9%
Airline — National	2.4%
Computer Services	2.4%
Undesignated Consumer Cyclicals	2.4%
Home Health Care	2.3%
Semiconductor Manufacturing Equipment	2.1%
Life Insurance	2.0%
Savings and Loan	2.0%
Crude Oil & Gas Production	1.9%
Restaurant	1.9%
Airline — Regional	1.8%
Furniture	1.8%
Auto Original Equipment Manufacturers	1.7%
Department Stores	1.7%
Electrical Equipment	1.7%
Diversified Leisure	1.6%
Paper Products	1.6%
Recreational Vehicles	1.6%
Electronic Instruments	1.5%
Miscellaneous Machinery	1.5%
Specialty Chemicals	1.5%
Miscellaneous Components	1.4%
Regional Banks	1.4%
Printed Circuit Boards	1.3%
Internet Services	1.2%
Long-Term Care Centers	1.2%
Oil Service, Explore & Drill	1.2%
Financial Services	1.1%
Generic Drugs	1.1%
Clothing Stores	1.0%
Annual Shareholder Report
10

Industry Composition	Percentage of Total Net Assets
Maritime	1.0%
Other[2]	22.5%
Cash Equivalents[3]	2.1%
Other Assets and Liabilities — Net[4]	(0.5)%
TOTAL	100.0%
1	Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's total net assets have been aggregated under the designation “Other.”
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
11

Portfolio of Investments

July 31, 2010

Shares			Value
		COMMON STOCKS – 98.4%
		Airline — National – 2.4%
8,332		Aircastle Ltd.	76,154
1,481	[1]	Atlas Air Worldwide Holdings, Inc.	86,609
2,646	[1]	Jet Blue Airways Corp.	17,014
10,169	[1]	US Airways Group, Inc.	110,334
		TOTAL	290,111
		Airline — Regional – 1.8%
4,175	[1]	Alaska Air Group, Inc.	215,388
		Apparel – 0.8%
1,167	[1]	G-III Apparel Group Ltd.	30,109
1,769	[1]	Maidenform Brands, Inc.	43,924
1,002		Oxford Industries, Inc.	22,445
		TOTAL	96,478
		Auto Original Equipment Manufacturers – 1.7%
3,448	[1]	American Axle & Manufacturing Holdings, Inc.	32,101
372		Sun Hydraulics Corp.	9,594
5,946	[1]	Tenneco Automotive, Inc.	164,109
		TOTAL	205,804
		Auto Part Replacement – 0.3%
3,825		Standard Motor Products, Inc.	37,485
		Auto Rentals – 0.8%
452	[1]	AMERCO	30,813
4,707	[1]	United Rentals, Inc.	62,038
		TOTAL	92,851
		Beer – 0.1%
95	[1]	The Boston Beer Co., Inc., Class A	6,589
		Biotechnology – 0.5%
1,753	[1]	Nektar Therapeutics	22,894
3,155	[1]	ViroPharma, Inc.	41,552
		TOTAL	64,446
		Book Publishing – 0.2%
1,198		Scholastic Corp.	30,345
		Building Materials – 0.2%
1,078		Quanex Building Products Corp.	18,962
		Building Products – 0.6%
2,755		Simpson Manufacturing Co., Inc.	71,051
Annual Shareholder Report
12

Shares			Value
		Carpets – 0.1%
848		Interface, Inc.	10,541
		Cement – 0.3%
1,080	[1]	Astec Industries, Inc.	33,858
		Clothing Stores – 1.0%
5,372	[1]	AnnTaylor Stores Corp.	94,225
1,141		Mens Wearhouse, Inc.	22,204
413	[1]	Shoe Carnival, Inc.	8,693
		TOTAL	125,122
		Commodity Chemicals – 0.8%
418		Newmarket Corp.	44,806
2,346		Westlake Chemical Corp.	58,040
		TOTAL	102,846
		Computer Peripherals – 0.3%
1,198	[1]	Aruba Networks, Inc.	20,342
1,109	[1]	Fortinet Inc.	19,973
		TOTAL	40,315
		Computer Services – 2.4%
387	[1]	Manhattan Associates, Inc.	10,395
1,187	[1]	Riverbed Technology, Inc.	44,026
7,944	[1]	Synnex Corp.	209,642
1,754	[1]	Xyratex Ltd.	22,784
		TOTAL	286,847
		Construction Machinery – 0.4%
527		NACCO Industries, Inc., Class A	46,924
		Cosmetics & Toiletries – 0.9%
4,558	[1]	Ulta Salon Cosmetics & Fragrance, Inc.	115,135
		Crude Oil & Gas Production – 1.9%
5,080	[1]	Bill Barrett Corp.	179,730
3,073	[1]	Tetra Technologies, Inc.	32,021
2,009		W&T Offshore, Inc.	18,503
		TOTAL	230,254
		Defense Aerospace – 0.7%
2,657	[1]	AAR Corp.	44,638
2,206	[1]	Hexcel Corp.	41,230
		TOTAL	85,868
		Department Stores – 1.7%
6,367		Dillards, Inc., Class A	147,332
Annual Shareholder Report
13

Shares			Value
7,923	[1]	Saks, Inc.	65,048
		TOTAL	212,380
		Diversified Financial Services – 0.2%
5,733	[1]	American Capital Ltd.	29,754
		Diversified Leisure – 1.6%
4,244	[1]	Coinstar, Inc.	193,102
		Electric & Electronic Original Equipment Manufacturers – 0.2%
968	[1]	Rogers Corp.	29,960
		Electric Utility – 2.9%
1,228		Avista Corp.	25,690
3,798		El Paso Electric Co.	81,657
7,495		UniSource Energy Corp.	241,938
		TOTAL	349,285
		Electrical Equipment – 1.7%
1,373	[1]	Littelfuse, Inc.	48,893
2,861		Smith (A.O.) Corp.	156,439
		TOTAL	205,332
		Electronic Components – 0.3%
1,366	[1]	Volterra Semiconductor Corp.	30,762
		Electronic Instruments – 1.5%
1,980	[1]	Hittite Microwave Corp.	91,001
851	[1]	iRobot Corp.	17,326
5,493	[1]	Power-One, Inc.	68,278
		TOTAL	176,605
		Financial Services – 1.1%
341	[1]	America's Car-Mart, Inc.	7,938
1,064		Banco Latinoamericano de Comercio Exterior SA, Class E	13,162
2,264		Deluxe Corp.	46,593
2,422		Nelnet, Inc., Class A	48,828
853		Provident Financial Services, Inc.	10,927
351	[1]	Verifone Systems, Inc.	7,680
		TOTAL	135,128
		Food Wholesaling – 0.7%
2,657	[1]	Core-Mark Holding Co., Inc.	81,092
		Furniture – 1.8%
2,309	[1]	La-Z Boy Chair Co.	19,765
6,681	[1]	Tempur-Pedic International, Inc.	204,906
		TOTAL	224,671
Annual Shareholder Report
14

Shares			Value
		Gas Distributor – 0.6%
2,223		Southwest Gas Corp.	71,514
		Generic Drugs – 1.1%
5,252	[1]	Impax Laboratories, Inc.	86,080
1,677	[1]	Par Pharmaceutical Cos., Inc.	44,273
		TOTAL	130,353
		Greeting Cards – 0.6%
3,832		American Greetings Corp., Class A	78,518
		Home Health Care – 2.3%
5,506	[1]	Amerigroup Corp.	196,895
921	[1]	LHC Group, Inc.	21,174
2,288	[1]	Wellcare Health Plans, Inc.	59,007
		TOTAL	277,076
		Home Products – 0.0%
112		Tupperware Brands Corp.	4,412
		International Bank – 0.0%
156	[1]	Signature Bank	5,997
		Internet Services – 1.2%
10,812		EarthLink Network, Inc.	95,470
1,052	[1]	Overstock.com, Inc.	20,798
1,018	[1]	Shutterfly, Inc.	25,531
		TOTAL	141,799
		Leasing – 0.8%
1,605	[1]	CAI International, Inc.	20,977
2,780		Textainer Group Holdings Ltd.	75,894
		TOTAL	96,871
		Life Insurance – 2.0%
12,482		American Equity Investment Life Holding Co.	134,806
2,407		Delphi Financial Group, Inc., Class A	62,462
2,626	[1]	Universal American Financial Corp.	43,959
		TOTAL	241,227
		Long-Term Care Centers – 1.2%
11,015	[1]	Kindred Healthcare, Inc.	146,500
		Machine Tools – 0.3%
941		AZZ, Inc.	40,962
		Mail Order – 0.9%
3,751	[1]	HSN, Inc.	110,279
		Maritime – 1.0%
4,296		TAL International Group, Inc.	115,734
Annual Shareholder Report
15

Shares			Value
		Medical Technology – 0.3%
774	[1]	Integra Lifesciences Corp.	27,964
356	[1]	Thoratec Laboratories Corp.	13,094
		TOTAL	41,058
		Metal Fabrication – 0.6%
838	[1]	Ladish Co., Inc.	24,645
3,575		Worthington Industries, Inc.	51,230
		TOTAL	75,875
		Miscellaneous Components – 1.4%
5,560	[1]	Amkor Technology, Inc.	32,081
1,536	[1]	Applied Micro Circuits Corp.	18,371
803	[1]	Integrated Silicon Solution, Inc.	6,906
3,062	[1]	MKS Instruments, Inc.	65,710
2,757	[1]	Microsemi Corp.	44,002
		TOTAL	167,070
		Miscellaneous Food Products – 0.6%
2,000		The Anderson's, Inc.	68,740
		Miscellaneous Machinery – 1.5%
2,985		Nordson Corp.	188,204
		Miscellaneous Metals – 0.8%
7,425	[1]	Stillwater Mining Co.	102,242
		Money Center Bank – 0.6%
4,559		International Bancshares Corp.	79,053
		Multi-Industry Capital Goods – 0.4%
887	[1]	EnPro Industries, Inc.	26,566
480		Raven Industries, Inc.	16,814
		TOTAL	43,380
		Multi-Line Insurance – 2.9%
735	[1]	Amerisafe, Inc.	13,201
4,269	[1]	CNO Financial Group, Inc.	22,924
624		EMC Insurance Group, Inc.	13,953
3,456		FBL Financial Group, Inc., Class A	78,417
2,593	[1]	FPIC Insurance Group, Inc.	76,623
717		Harleysville Group, Inc.	22,571
960		Infinity Property & Casualty	46,118
2,006		Safety Insurance Group, Inc.	78,635
		TOTAL	352,442
		Mutual Fund Adviser – 0.1%
1,712		Calamos Asset Management, Inc.	17,805
Annual Shareholder Report
16

Shares			Value
		Newspaper Publishing – 0.1%
1,443	[1]	Belo (A.H.) Corp., Series A	8,730
		Offshore Driller – 3.3%
11,318	[1]	Bristow Group, Inc.	378,361
3,424	[1]	Newpark Resources, Inc.	27,358
		TOTAL	405,719
		Oil Gas & Consumable Fuels – 0.0%
122		Adams Resources & Energy, Inc.	2,562
		Oil Service, Explore & Drill – 1.2%
7,275	[1]	Complete Production Services, Inc.	140,044
403	[1]	Gulfmark Offshore, Inc.	11,864
		TOTAL	151,908
		Oil Well Supply – 0.8%
144		Carbo Ceramics, Inc.	11,549
5,296		RPC, Inc.	88,337
		TOTAL	99,886
		Optical Reading Equipment – 0.1%
1,065	[1]	Newport Corp.	13,557
		Other Communications Equipment – 0.4%
1,558	[1]	Netgear, Inc.	37,392
866	[1]	Skyworks Solutions, Inc.	15,181
		TOTAL	52,573
		Paper Products – 1.6%
1,239	[1]	Boise, Inc.	7,422
3,392	[1]	Buckeye Technologies, Inc.	38,499
923	[1]	Kapstone Paper and Packaging Corp.	10,559
2,545		Rock-Tenn Co.	135,445
		TOTAL	191,925
		Personal Loans – 0.2%
557	[1]	World Acceptance Corp.	23,077
		Personnel Agency – 0.4%
1,899		Administaff, Inc.	49,488
		Photo-Optical Comp-Equip – 0.6%
1,463		Cognex Corp.	27,285
1,171	[1]	Coherent, Inc.	43,350
		TOTAL	70,635
		Plastic – 0.3%
3,917	[1]	Polyone Corp.	40,384
Annual Shareholder Report
17

Shares			Value
		Poultry Products – 0.9%
2,307		Sanderson Farms, Inc.	107,852
		Printed Circuit Boards – 1.3%
2,361	[1]	Benchmark Electronics, Inc.	39,429
1,307		Park Electrochemical Corp.	35,864
6,196	[1]	Sanmina-SCI Corp.	77,884
		TOTAL	153,177
		Printing – 0.2%
556	[1]	Consolidated Graphics, Inc.	23,891
		Property Liability Insurance – 5.5%
1,537		American Physicians Service Group, Inc.	40,592
1,996	[1]	American Safety Insurance Holdings, Ltd.	32,934
3,648	[1]	CNA Surety Corp.	62,928
1,267		First Mercury Financial Corp.	14,520
2,660		Horace Mann Educators Corp.	44,741
8,819		Meadowbrook Insurance Group, Inc.	80,782
1,829		National Interstate Corp.	40,805
1,795		Platinum Underwriters Holdings Ltd.	70,149
3,098	[1]	ProAssurance Corp.	184,362
5,438		Selective Insurance Group, Inc.	84,615
614		United Fire & Casualty Co.	13,164
		TOTAL	669,592
		Railroad – 0.1%
668	[1]	Greenbrier Cos., Inc.	8,724
		Recreational Vehicles – 1.6%
3,102		Polaris Industries, Inc., Class A	185,190
827	[1]	Winnebago Industries, Inc.	8,642
		TOTAL	193,832
		Regional Banks – 1.4%
105		Alliance Financial Corp.	3,133
765		Bank of the Ozarks, Inc.	28,649
961		CVB Financial Corp.	9,783
3,412		First Financial Bancorp	54,251
489	[1]	Hudson Valley Holding Corp.	9,467
367		Lakeland Bancorp, Inc.	3,292
452		Republic Bancorp, Inc.	11,200
443		SCBT Financial Corp.	14,278
593	[1]	SVB Financial Group	25,612
Annual Shareholder Report
18

Shares			Value
1,852	[1]	Western Alliance Bancorp	13,464
		TOTAL	173,129
		Restaurant – 1.9%
2,062		Bob Evans Farms, Inc.	54,066
1,779	[1]	DineEquity Inc.	64,862
3,010	[1]	Domino's Pizza, Inc.	38,498
7,122	[1]	Ruby Tuesday, Inc.	72,787
		TOTAL	230,213
		Rubber – 0.8%
4,442		Cooper Tire & Rubber Co.	95,992
		Savings & Loan – 2.0%
2,176	[1]	BofI Holding, Inc.	33,989
4,666		Flushing Financial Corp.	58,185
2,665	[1]	Northwest Bancshares, Inc.	32,326
6,226		Webster Financial Corp. Waterbury	116,053
		TOTAL	240,553
		Semiconductor Distribution – 0.1%
2,292	[1]	Lattice Semiconductor Corp.	12,744
		Semiconductor Manufacturing – 4.0%
1,051	[1]	ATMI, Inc.	15,597
1,879	[1]	Cavium Networks, Inc.	50,414
7,529	[1]	Cirrus Logic, Inc.	146,816
4,130	[1]	Integrated Device Technology, Inc.	23,995
2,885	[1]	Omnivision Technologies, Inc.	64,364
1,360		Richardson Electronics Ltd.	12,988
1,413	[1]	Rubicon Technology, Inc.	42,743
3,424	[1]	Semtech Corp.	59,509
1,150	[1]	Standard Microsystems Corp.	25,323
420	[1]	Supertex, Inc.	10,895
4,201	[1]	Triquint Semiconductor, Inc.	29,113
		TOTAL	481,757
		Semiconductor Manufacturing Equipment – 2.1%
2,419	[1]	Advanced Energy Industries, Inc.	42,598
1,984	[1]	Photronics, Inc.	8,968
1,009	[1]	Ultratech, Inc.	18,233
4,390	[1]	Veeco Instruments, Inc.	190,087
		TOTAL	259,886
Annual Shareholder Report
19

Shares			Value
		Shoes – 3.7%
2,654		Brown Shoe Co., Inc.	38,802
6,894	[1]	Crocs, Inc.	88,450
1,517	[1]	DSW, Inc., Class A	40,367
4,110	[1]	Skechers USA, Inc., Class A	152,440
2,720	[1]	Steven Madden Ltd.	105,074
1,476	[1]	Timberland Co., Class A	26,007
		TOTAL	451,140
		Software Packaged/Custom – 0.4%
2,367		IGATE Capital Corp.	42,014
43	[1]	MicroStrategy, Inc., Class A	3,569
		TOTAL	45,583
		Specialty Chemicals – 1.5%
546		Innophos Holdings, Inc.	16,003
1,314		Minerals Technologies, Inc.	68,551
3,655	[1]	Polypore International, Inc.	89,767
290	[1]	Rockwood Holdings, Inc.	8,471
		TOTAL	182,792
		Specialty Machinery – 0.2%
543		Cascade Corp.	20,726
		Specialty Retailing – 4.3%
1,633	[1]	Asbury Automotive Group, Inc.	21,980
1,338	[1]	Dorman Products, Inc.	31,229
3,701		Finish Line, Inc., Class A	52,961
589	[1]	Hibbett Sports Inc.	15,591
2,955	[1]	Jo-Ann Stores, Inc.	123,785
710	[1]	Kirkland's, Inc.	11,971
1,876		Lithia Motors, Inc., Class A	16,509
3,566	[1]	Pier 1 Imports, Inc.	24,926
1,635	[1]	Select Comfort Corp.	12,753
7,402		Sothebys Holdings, Inc., Class A	200,816
763		Stage Stores, Inc.	8,393
		TOTAL	520,914
		Technology Hardware & Equipment – 0.6%
4,282	[1]	Isilon Systems, Inc.	75,106
		Telecommunication Equipment & Services – 0.4%
637	[1]	Acme Packet, Inc.	18,002
147		Adtran, Inc.	4,642
1,342	[1]	Brightpoint, Inc.	10,629
Annual Shareholder Report
20

Shares			Value
1,351	[1]	Infinera Corp.	12,226
		TOTAL	45,499
		Trucking – 0.1%
270		Forward Air Corp.	7,841
		Undesignated Consumer Cyclicals – 2.4%
1,734	[1]	Grand Canyon Education, Inc.	42,084
4,569		Nu Skin Enterprises, Inc., Class A	130,125
2,611	[1]	Parexel International Corp.	53,604
2,824	[1]	Rent-A-Center, Inc.	62,100
		TOTAL	287,913
		Undesignated Consumer Staples – 0.1%
554	[1]	Medifast, Inc.	16,753
		Undesignated Health – 0.7%
767	[1]	HealthSouth Corp.	14,197
3,871	[1]	Healthspring, Inc.	72,775
		TOTAL	86,972
		TOTAL COMMON STOCKS (IDENTIFIED COST $10,751,199)	11,975,427
		MUTUAL FUND – 2.1%
258,202	[2,3]	Federated Prime Value Obligations Fund, Institutional Shares, 0.30% (AT NET ASSET VALUE)	258,202
		TOTAL INVESTMENTS — 100.5% (IDENTIFIED COST $11,009,401)[4]	12,233,629
		OTHER ASSETS AND LIABILITIES - NET — (0.5)%[5]	(63,921)
		TOTAL NET ASSETS — 100%	$12,169,708
1	Non-income producing security.
2	Affiliated company.
3	7-Day net yield.
4	The cost of investments for federal tax purposes amounts to $11,059,836.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2010.

Annual Shareholder Report
21

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

As of July 31, 2010, all investments of the Fund utilized Level 1 inputs in valuing the Fund's assets carried at fair value.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report
22

Statement of Assets and Liabilities

July 31, 2010

Assets:
Total investments in securities, at value including $258,202 of investments in an affiliated issuer (Note 5) (identified cost $11,009,401)		$12,233,629
Income receivable		2,943
Receivable for investments sold		427,233
Receivable for shares sold		12,292
TOTAL ASSETS		12,676,097
Liabilities:
Payable for investments purchased	$430,635
Payable for shares redeemed	14,737
Payable for auditing fees	22,500
Payable for portfolio accounting fees	11,379
Payable for distribution services fee (Note 5)	1,963
Payable for shareholder services fee (Note 5)	3,453
Accrued expenses	21,722
TOTAL LIABILITIES		506,389
Net assets for 1,619,404 shares outstanding		$12,169,708
Net Assets Consist of:
Paid-in capital		$26,688,182
Net unrealized appreciation of investments		1,224,228
Accumulated net realized loss on investments		(15,738,715)
Accumulated net investment income (loss)		(3,987)
TOTAL NET ASSETS		$12,169,708
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($5,727,200 ÷ 750,387 shares outstanding), no par value, unlimited shares authorized		$7.63
Offering price per share		$7.63
Redemption proceeds per share		$7.63
Class A Shares:
Net asset value per share ($3,184,209 ÷ 421,577 shares outstanding), no par value, unlimited shares authorized		$7.55
Offering price per share (100/94.50 of $7.55)		$7.99
Redemption proceeds per share		$7.55
Class C Shares:
Net asset value per share ($3,258,299 ÷ 447,440 shares outstanding), no par value, unlimited shares authorized		$7.28
Offering price per share		$7.28
Redemption proceeds per share (99.00/100 of $7.28)		$7.21
See Notes which are an integral part of the Financial Statements

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Statement of Operations

Year Ended July 31, 2010

Investment Income:
Dividends (including $307 received from an affiliated issuer (Note 5) and net of foreign taxes withheld of $10)			$85,148
Expenses:
Investment adviser fee (Note 5)		$100,449
Administrative personnel and services fee (Note 5)		230,000
Custodian fees		31,518
Transfer and dividend disbursing agent fees and expenses		62,021
Directors'/Trustees' fees		1,360
Auditing fees		22,531
Legal fees		6,243
Portfolio accounting fees		68,916
Distribution services fee — Class C Shares (Note 5)		15,513
Shareholder services fee — Class A Shares (Note 5)		5,801
Shareholder services fee — Class C Shares (Note 5)		5,171
Share registration costs		41,770
Printing and postage		31,605
Insurance premiums		4,318
Miscellaneous		3,588
TOTAL EXPENSES		630,804
Waivers and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(100,449)
Waiver of administrative personnel and services fee	(44,914)
Reimbursement of other operating expenses	(328,037)
TOTAL WAIVERS AND REIMBURSEMENTS		(473,400)
Net expenses			157,404
Net investment income (loss)			(72,256)
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			986,994
Net change in unrealized appreciation of investments			(201,554)
Net realized and unrealized gain on investments			785,440
Change in net assets resulting from operations			$713,184

See Notes which are an integral part of the Financial Statements

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Statement of Changes in Net Assets

Year Ended July 31	2010	2009
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(72,256)	$(47,642)
Net realized gain (loss) on investments	986,994	(7,274,016)
Net change in unrealized appreciation/depreciation of investments	(201,554)	1,589,177
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	713,184	(5,732,481)
Share Transactions:
Proceeds from sale of shares	3,144,064	4,037,000
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated MDT Small Cap Value Fund	7,116,211	—
Cost of shares redeemed	(5,140,601)	(7,413,895)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	5,119,674	(3,376,895)
Change in net assets	5,832,858	(9,109,376)
Net Assets:
Beginning of period	6,336,850	15,446,226
End of period (including accumulated net investment income (loss) of $(3,987) and $(816), respectively)	$12,169,708	$6,336,850

See Notes which are an integral part of the Financial Statements

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Notes to Financial Statements

July 31, 2010

1. ORGANIZATION

Federated MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated MDT Small Cap Core Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Institutional Shares, Class A Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Institutional Shares are presented separately. The investment objective of the Fund is long-term capital appreciation.

On March 19, 2010, the Fund acquired all of the net assets of Federated MDT Small Cap Value Fund (the “Acquired Fund”), an open-end investment company in a tax-free reorganization in exchange for shares of the Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders on March 5, 2010. The purpose of the transaction was to combine two portfolios managed by Federated MDTA LLC with comparable investment objectives and strategies. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on August 1, 2009, the beginning of the annual reporting period of the Fund, the Fund's pro forma results of operations for the year ended July 31, 2010, are as follows:

Net investment income (loss)	$(105,218)
Net realized and unrealized gain on investments	$3,582,803
Net increase in net assets resulting from operations	$3,477,585

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that has been included in the Fund's Statement of Operations as of July 31, 2010. The Fund received net assets from the Acquired Fund as the result of the tax-free reorganization as follows:

Shares of the Fund Issued	Acquired Fund Net Assets Received	Unrealized Appreciation[1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
926,935	$7,116,211	$939,977	$6,665,919	$13,782,130
1	Unrealized Appreciation is included in the Acquired Fund Net Assets Received amount shown above.
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2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value Annual Shareholder Report
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will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

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Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended July 31, 2010, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2010, tax years 2007 through 2010 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

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3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended July 31	2010		2009
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	266,476	$1,935,961	396,523	$2,399,606
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated MDT Small Cap Value Fund	330,668	2,585,853	—	—
Shares redeemed	(347,032)	(2,489,361)	(875,070)	(5,394,526)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	250,112	$2,032,453	(478,547)	$(2,994,920)
Year Ended July 31	2010		2009
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	105,402	$776,141	159,748	$971,747
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated MDT Small Cap Value Fund	246,717	1,912,141	—	—
Shares redeemed	(181,648)	(1,368,024)	(165,560)	(1,017,358)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	170,471	$1,320,258	(5,812)	$(45,611)
Year Ended July 31	2010		2009
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	62,891	$431,962	104,084	$665,647
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated MDT Small Cap Value Fund	349,550	2,618,217	—	—
Shares redeemed	(178,711)	(1,283,216)	(166,401)	(1,002,011)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	233,730	$1,766,963	(62,317)	$(336,364)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	654,313	$5,119,674	(546,676)	$(3,376,895)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments for net operating loss, capital loss carryforwards from a merger, unreversed wash sales and passive foreign investment company adjustments.

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For the year ended July 31, 2010, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$8,353,613	$69,085	$(8,422,698)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

As of July 31, 2010, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$1,173,793
Capital loss carryforwards	$(15,692,267)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

At July 31, 2010, the cost of investments for federal tax purposes was $11,059,836. The net unrealized appreciation of investments for federal tax purposes was $1,173,793. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,422,745 and net unrealized depreciation from investments for those securities having an excess of cost over value of $248,952.

At July 31, 2010, the Fund had a capital loss carryforward of $15,692,267 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows.

Expiration Year	Expiration Amount
2015	$176,370
2016	$4,282,986
2017	$6,139,530
2018	$5,093,381

As a result of the tax-free transfer of assets from Federated MDT Small Cap Value Fund, the use of certain capital loss carryforwards listed above may be limited.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.15% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended July 31, 2010, the Adviser voluntarily waived $100,291 of its fee and voluntarily reimbursed $328,037 of other operating expenses.

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Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2010, FAS waived $44,914 of its fee. The net fee paid to FAS was 2.119% of average daily net assets of the Fund. The Fund is currently being charged the minimum administrative fee; therefore the fee as a percentage of average daily net assets is greater than the amounts presented in the chart above.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2010, FSC retained $2,293 of fees paid by the Fund. For the year ended July 31, 2010, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2010, FSC retained $473 in sales charges from the sale of Class A Shares. FSC also retained $391 of CDSC relating to redemptions of Class C Shares.

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Shareholder Services Fee

The Fund may pay fees (“Service Fees”) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $815 of Service Fees for the year ended July 31, 2010. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for Service Fees. For the year ended July 31, 2010, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights) paid by the Fund's Institutional Shares, Class A Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.50%, 1.75% and 2.50%, (the “Fee Limit”), respectively, through the later of (the “Termination Date”): (a) September 30, 2010; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

General

Certain Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2010, the Adviser reimbursed $158. Transactions with the affiliated company during the year ended July 31, 2010, were as follows:

Affiliate	Balance of Shares Held 7/31/2009	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2010	Value	Dividend Income
Federated Prime Value Obligations Fund, Institutional Shares	536	5,037,945	4,780,279	258,202	$258,202	$307

6. Investment TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2010, were as follows:

Purchases	$16,594,337
Sales	$18,831,060
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7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of July 31, 2010, there were no outstanding loans. During the year ended July 31, 2010, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of July 31, 2010, there were no outstanding loans. During the year ended July 31, 2010, the program was not utilized.

9. Legal Proceedings

Since October 2003, Federated Investors, Inc. and related entities (collectively, “Federated”), and various Federated sponsored mutual funds (“Federated Funds”) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of certain Federated Funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated without admitting the validity of any claim has reached a preliminary settlement with the Plaintiffs in these cases. Any settlement would have to be approved by the Court. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania. These lawsuits have been consolidated into a single action alleging excessive advisory fees involving one of the Federated Funds. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel, have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek monetary damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the allegations in these matters will not result in increased redemptions, or reduced sales, of shares of the Federated Funds or other adverse consequences for the Federated Funds.

10. Subsequent events

Management has evaluated subsequent events through the date the financial statements were issued, and determined that no events have occurred that require additional disclosure.

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Report of Independent Registered Public Accounting Firm

TO THE BOARD OF trustees OF Federated MDt series AND SHAREHOLDERS OF federated mdt Small cap core fund:

We have audited the accompanying statement of assets and liabilities of Federated MDT Small Cap Core Fund (the “Fund”) (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Small Cap Core Fund, a portfolio of Federated MDT Series, at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 20, 2010

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Board of Trustees and Trust Officers

The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2009, the Trust comprised eight portfolio(s), and the Federated Fund Family consisted of 43 investment companies (comprising 145 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

Interested TRUSTEES Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Began serving: May 2006	Principal Occupations: Principal Executive Officer and President of the Federated Fund Family; Director or Trustee of some of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
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INDEPENDENT TRUSTEES Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Conroy, Jr., Ph.D. Birth Date: June 23, 1937 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.
Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.
Qualifications: Business management and director experience.
Nicholas P. Constantakis, CPA Birth Date: September 3, 1939 Trustee Began serving: June 2006	Principal Occupation: Director or Trustee of the Federated Fund Family.
Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).
Previous Position: Partner, Andersen Worldwide SC.
Qualifications: Public accounting and director experience.
John F. Cunningham Birth Date: March 5, 1943 Trustee Began serving: June 2006	Principal Occupation: Director or Trustee of the Federated Fund Family.
Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.
Previous Position: Pennsylvania Superior Court Judge.
Qualifications: Legal and director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: June 2006	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
Other Directorship Held: Board of Overseers, Babson College.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Family; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management, public accounting and director experience.
R. James Nicholson Birth Date: February 4, 1938 Trustee Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Family; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.
Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
Qualifications: Legal, government, business management and mutual fund director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
James F. Will Birth Date: October 12, 1938 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chancellor and President, Saint Vincent College.
Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.
Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.
Qualifications: Business management, education and director experience.
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OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 Secretary Began serving: May 2006	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 Treasurer Began serving: May 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Brian P. Bouda Birth Date: February 28, 1947 Senior Vice President and Chief Compliance Officer Began serving: June 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

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Evaluation and Approval of Advisory Contract - May 2010

Federated MDT Small Cap Core Fund (the “Fund”)

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2010. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services (if any) received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

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The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be relevant, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar Annual Shareholder Report
42

mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant in judging the reasonableness of proposed fees. He also observed that certain funds may exhibit important differences in their objectives and management techniques when compared to other funds placed in the same peer group by ranking organizations, noting in this connection that the Fund's quantitative investment program is of such a type.

The Fund's performance fell below the median of the relevant peer group for both the one- and three-year periods covered by the report. In addition, the Board was informed by the Adviser that, for the same periods, the Fund underperformed its benchmark index for the one-year period and underperformed its benchmark index for the three-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts Annual Shareholder Report
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(e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

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The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

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Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's website at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Portfolio Holdings” link.

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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated MDT Small Cap Core Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R817
Cusip 31421R791

37328 (9/10)

Federated is a registered mark of Federated Investors, Inc.
2010  © Federated Investors, Inc.

Federated MDT Small Cap Core Fund

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2010

Institutional Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Financial Highlights - Institutional Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,				Period Ended 7/31/2006[2]
	2010	2009	2008	2007[1]
Net Asset Value, Beginning of Period	$6.63	$10.28	$13.28	$11.14	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.04)[3]	(0.02)[3]	(0.05)[3]	(0.07)[3]	(0.10)[3]
Net realized and unrealized gain (loss) on investments	1.04	(3.63)	(2.24)	2.21	1.24
TOTAL FROM INVESTMENT OPERATIONS	1.00	(3.65)	(2.29)	2.14	1.14
Less Distributions:
Distributions from net realized gain on investments	—	—	(0.71)	—	—
Net Asset Value, End of Period	$7.63	$6.63	$10.28	$13.28	$11.14
Total Return[4]	15.08%	(35.51)%	(17.92)%	19.21%	11.40%
Ratios to Average Net Assets:
Net expenses	1.50%	1.49%	1.50%	1.50%	1.76%[5]
Net investment income (loss)	(0.52)%	(0.30)%	(0.43)%	(0.51)%	(0.91)%[5]
Expense waiver/reimbursement[6]	5.56%	5.22%	3.55%	8.14%	9.41%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$5,727	$3,319	$10,064	$3,595	$784
Portfolio turnover	192%	222%	243%	237%	209%
1	MDT Small Cap Core Fund (the “Predecessor Fund”) was reorganized into Federated MDT Small Cap Core Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.
2	Reflects operations for the period from September 15, 2005 (date of initial public investment) to July 31, 2006.
3	Per share numbers have been calculated using the average shares method.
4	Based on net asset value. Total returns for periods of less than one year are not annualized.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

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Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2010 to July 31, 2010.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 2/1/2010	Ending Account Value 7/31/2010	Expenses Paid During Period[1]
Actual	$1,000	$1,096.30	$7.80
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,017.36	$7.50
1	Expenses are equal to the Fund's annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period).
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Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Management's Discussion of Fund Performance (unaudited)

The Fund's total return for the 12-month fiscal year ended July 31, 2010, was 15.08% for the Fund's Institutional Shares based on net asset value. The total returns of the Russell 2000® Index,1 the Fund's benchmark and the Lipper Small-Cap Core Funds Index2 were 18.43% and 18.94%, respectively, for the same reporting period. The Fund's total return for the fiscal year reflected actual cash flows, transaction costs and other fees which were not reflected in the total return of the Russell 2000 Index.

1	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The index is unmanaged, and investments cannot be made directly in an index.
2	Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
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MARKET OVERVIEW

During the 12-month reporting period ended July 31, 2010, domestic equity market performance was positive if somewhat erratic as expectations for economic growth improved before subsequently tailing off. The Russell 3000® Index3 finished the period up a solid 14.82%. Mid-cap stocks led the way as demonstrated by the 23.21% return of the Russell Midcap® Index4 which exceeded the 11.27% and 18.43% results for the Russell Top 200® Index,5 representing large-cap stocks, and the Russell 2000® Index,6 representing small-cap stocks, respectively. Value stocks outperformed growth stocks during the year with the Russell 3000® Value Index7 returning 15.78% as compared to 13.88% for the Russell 3000® Growth Index.8

The best performing sectors in the Fund's benchmark, the Russell 2000® Index, during the period were Materials (+30.12%), Consumer Discretionary (+28.44%), and Consumer Staples (+22.54%). Underperforming sectors included Telecommunications Services (+7.43%), Health Care (+7.48%) and Utilities (+15.09%).

3	Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market. The index is unmanaged, and investments cannot be made in an index.
4	Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 27% of the total market capitalization of the Russell 1000® Index. The index is unmanaged, and investments cannot be made in an index.
5	Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000® Index, which represent approximately 65% of the total market capitalization of the Russell 1000® Index. The index is unmanaged, and investments cannot be made in an index.
6	Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represent approximately 8% of the total market capitalization of the Russell 3000® Index. The index is unmanaged, and investments cannot be made in an index.
7	Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. The index is unmanaged, and investments cannot be made in an index.
8	Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes. The index is unmanaged, and investments cannot be made in an index.
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4

FUND PERFORMANCE

During the 12-month reporting period, the most significant positive factor in the Fund's performance relative to the Russell 2000® Index was stock selection in the Health Care sector. Stock selection in the Industrials and Utilities sectors contributed more moderately. Overweight positions in the Consumer Discretionary and Materials sectors also contributed significantly to relative performance. Individual stocks contributing to the Fund's performance relative to the Russell 2000® Index included: Schweitzer-Mauduit International Incorporated, a supplier of paper for tobacco products; Tempur-Pedic International Incorporated, a bedding products manufacturer; Skyworks Solutions Incorporated, a semiconductor provider; and Alaska Air Group Incorporated, an airline company.

The most significant negative factor in the Fund's performance relative to the Russell 2000® Index was stock selection in the Information Technology and Consumer Discretionary sectors. Stock selection in the Consumer Staples, Financials, and Materials sectors also detracted significantly. Individual stocks detracting from the Fund's performance relative to the Russell 2000® Index included: data storage manufacturer, STEC Incorporated; mine operator, Patriot Coal Corporation; weight management company, NutriSystem Incorporated; insurance holding company, Navigators Group Incorporated; and healthcare services operator, Kindred Healthcare Incorporated.

Annual Shareholder Report
5

GROWTH OF A $10,000 INVESTMENT - INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Small Cap Core Fund2 (Institutional Shares) (the “Fund”) from September 15, 2005 (start of performance) to July 31, 2010, compared to the Russell 2000® Index3 and the Lipper Small-Cap Core Funds Index.4

Average Annual Total Returns for the Period Ended 7/31/2010
1 Year	15.08%
Start of Performance (9/15/2005)	-4.25%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1	Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000® Index and the Lipper Small-Cap Core Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The Fund is the successor to the MDT Small Cap Core Fund pursuant to a reorganization that took place on December 6, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information shown for periods prior to that date is that of the MDT Small Cap Core Fund.
3	The Russell 2000® Index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
4	Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
Annual Shareholder Report
6

Portfolio of Investments Summary Table (unaudited)

At July 31, 2010, the Fund's industry composition1 was as follows:

Industry Composition	Percentage of Total Net Assets
Property Liability Insurance	5.5%
Specialty Retailing	4.3%
Semiconductor Manufacturing	4.0%
Shoes	3.7%
Offshore Driller	3.3%
Electric Utility	2.9%
Multi-Line Insurance	2.9%
Airline — National	2.4%
Computer Services	2.4%
Undesignated Consumer Cyclicals	2.4%
Home Health Care	2.3%
Semiconductor Manufacturing Equipment	2.1%
Life Insurance	2.0%
Savings and Loan	2.0%
Crude Oil & Gas Production	1.9%
Restaurant	1.9%
Airline — Regional	1.8%
Furniture	1.8%
Auto Original Equipment Manufacturers	1.7%
Department Stores	1.7%
Electrical Equipment	1.7%
Diversified Leisure	1.6%
Paper Products	1.6%
Recreational Vehicles	1.6%
Electronic Instruments	1.5%
Miscellaneous Machinery	1.5%
Specialty Chemicals	1.5%
Miscellaneous Components	1.4%
Regional Banks	1.4%
Printed Circuit Boards	1.3%
Internet Services	1.2%
Long-Term Care Centers	1.2%
Oil Service, Explore & Drill	1.2%
Financial Services	1.1%
Generic Drugs	1.1%
Clothing Stores	1.0%
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7

Industry Composition	Percentage of Total Net Assets
Maritime	1.0%
Other[2]	22.5%
Cash Equivalents[3]	2.1%
Other Assets and Liabilities — Net[4]	(0.5)%
TOTAL	100.0%
1	Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's total net assets have been aggregated under the designation “Other.”
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
8

Portfolio of Investments

July 31, 2010

Shares			Value
		COMMON STOCKS – 98.4%
		Airline — National – 2.4%
8,332		Aircastle Ltd.	76,154
1,481	[1]	Atlas Air Worldwide Holdings, Inc.	86,609
2,646	[1]	Jet Blue Airways Corp.	17,014
10,169	[1]	US Airways Group, Inc.	110,334
		TOTAL	290,111
		Airline — Regional – 1.8%
4,175	[1]	Alaska Air Group, Inc.	215,388
		Apparel – 0.8%
1,167	[1]	G-III Apparel Group Ltd.	30,109
1,769	[1]	Maidenform Brands, Inc.	43,924
1,002		Oxford Industries, Inc.	22,445
		TOTAL	96,478
		Auto Original Equipment Manufacturers – 1.7%
3,448	[1]	American Axle & Manufacturing Holdings, Inc.	32,101
372		Sun Hydraulics Corp.	9,594
5,946	[1]	Tenneco Automotive, Inc.	164,109
		TOTAL	205,804
		Auto Part Replacement – 0.3%
3,825		Standard Motor Products, Inc.	37,485
		Auto Rentals – 0.8%
452	[1]	AMERCO	30,813
4,707	[1]	United Rentals, Inc.	62,038
		TOTAL	92,851
		Beer – 0.1%
95	[1]	The Boston Beer Co., Inc., Class A	6,589
		Biotechnology – 0.5%
1,753	[1]	Nektar Therapeutics	22,894
3,155	[1]	ViroPharma, Inc.	41,552
		TOTAL	64,446
		Book Publishing – 0.2%
1,198		Scholastic Corp.	30,345
		Building Materials – 0.2%
1,078		Quanex Building Products Corp.	18,962
		Building Products – 0.6%
2,755		Simpson Manufacturing Co., Inc.	71,051
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9

Shares			Value
		Carpets – 0.1%
848		Interface, Inc.	10,541
		Cement – 0.3%
1,080	[1]	Astec Industries, Inc.	33,858
		Clothing Stores – 1.0%
5,372	[1]	AnnTaylor Stores Corp.	94,225
1,141		Mens Wearhouse, Inc.	22,204
413	[1]	Shoe Carnival, Inc.	8,693
		TOTAL	125,122
		Commodity Chemicals – 0.8%
418		Newmarket Corp.	44,806
2,346		Westlake Chemical Corp.	58,040
		TOTAL	102,846
		Computer Peripherals – 0.3%
1,198	[1]	Aruba Networks, Inc.	20,342
1,109	[1]	Fortinet Inc.	19,973
		TOTAL	40,315
		Computer Services – 2.4%
387	[1]	Manhattan Associates, Inc.	10,395
1,187	[1]	Riverbed Technology, Inc.	44,026
7,944	[1]	Synnex Corp.	209,642
1,754	[1]	Xyratex Ltd.	22,784
		TOTAL	286,847
		Construction Machinery – 0.4%
527		NACCO Industries, Inc., Class A	46,924
		Cosmetics & Toiletries – 0.9%
4,558	[1]	Ulta Salon Cosmetics & Fragrance, Inc.	115,135
		Crude Oil & Gas Production – 1.9%
5,080	[1]	Bill Barrett Corp.	179,730
3,073	[1]	Tetra Technologies, Inc.	32,021
2,009		W&T Offshore, Inc.	18,503
		TOTAL	230,254
		Defense Aerospace – 0.7%
2,657	[1]	AAR Corp.	44,638
2,206	[1]	Hexcel Corp.	41,230
		TOTAL	85,868
		Department Stores – 1.7%
6,367		Dillards, Inc., Class A	147,332
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10

Shares			Value
7,923	[1]	Saks, Inc.	65,048
		TOTAL	212,380
		Diversified Financial Services – 0.2%
5,733	[1]	American Capital Ltd.	29,754
		Diversified Leisure – 1.6%
4,244	[1]	Coinstar, Inc.	193,102
		Electric & Electronic Original Equipment Manufacturers – 0.2%
968	[1]	Rogers Corp.	29,960
		Electric Utility – 2.9%
1,228		Avista Corp.	25,690
3,798		El Paso Electric Co.	81,657
7,495		UniSource Energy Corp.	241,938
		TOTAL	349,285
		Electrical Equipment – 1.7%
1,373	[1]	Littelfuse, Inc.	48,893
2,861		Smith (A.O.) Corp.	156,439
		TOTAL	205,332
		Electronic Components – 0.3%
1,366	[1]	Volterra Semiconductor Corp.	30,762
		Electronic Instruments – 1.5%
1,980	[1]	Hittite Microwave Corp.	91,001
851	[1]	iRobot Corp.	17,326
5,493	[1]	Power-One, Inc.	68,278
		TOTAL	176,605
		Financial Services – 1.1%
341	[1]	America's Car-Mart, Inc.	7,938
1,064		Banco Latinoamericano de Comercio Exterior SA, Class E	13,162
2,264		Deluxe Corp.	46,593
2,422		Nelnet, Inc., Class A	48,828
853		Provident Financial Services, Inc.	10,927
351	[1]	Verifone Systems, Inc.	7,680
		TOTAL	135,128
		Food Wholesaling – 0.7%
2,657	[1]	Core-Mark Holding Co., Inc.	81,092
		Furniture – 1.8%
2,309	[1]	La-Z Boy Chair Co.	19,765
6,681	[1]	Tempur-Pedic International, Inc.	204,906
		TOTAL	224,671
Annual Shareholder Report
11

Shares			Value
		Gas Distributor – 0.6%
2,223		Southwest Gas Corp.	71,514
		Generic Drugs – 1.1%
5,252	[1]	Impax Laboratories, Inc.	86,080
1,677	[1]	Par Pharmaceutical Cos., Inc.	44,273
		TOTAL	130,353
		Greeting Cards – 0.6%
3,832		American Greetings Corp., Class A	78,518
		Home Health Care – 2.3%
5,506	[1]	Amerigroup Corp.	196,895
921	[1]	LHC Group, Inc.	21,174
2,288	[1]	Wellcare Health Plans, Inc.	59,007
		TOTAL	277,076
		Home Products – 0.0%
112		Tupperware Brands Corp.	4,412
		International Bank – 0.0%
156	[1]	Signature Bank	5,997
		Internet Services – 1.2%
10,812		EarthLink Network, Inc.	95,470
1,052	[1]	Overstock.com, Inc.	20,798
1,018	[1]	Shutterfly, Inc.	25,531
		TOTAL	141,799
		Leasing – 0.8%
1,605	[1]	CAI International, Inc.	20,977
2,780		Textainer Group Holdings Ltd.	75,894
		TOTAL	96,871
		Life Insurance – 2.0%
12,482		American Equity Investment Life Holding Co.	134,806
2,407		Delphi Financial Group, Inc., Class A	62,462
2,626	[1]	Universal American Financial Corp.	43,959
		TOTAL	241,227
		Long-Term Care Centers – 1.2%
11,015	[1]	Kindred Healthcare, Inc.	146,500
		Machine Tools – 0.3%
941		AZZ, Inc.	40,962
		Mail Order – 0.9%
3,751	[1]	HSN, Inc.	110,279
		Maritime – 1.0%
4,296		TAL International Group, Inc.	115,734
Annual Shareholder Report
12

Shares			Value
		Medical Technology – 0.3%
774	[1]	Integra Lifesciences Corp.	27,964
356	[1]	Thoratec Laboratories Corp.	13,094
		TOTAL	41,058
		Metal Fabrication – 0.6%
838	[1]	Ladish Co., Inc.	24,645
3,575		Worthington Industries, Inc.	51,230
		TOTAL	75,875
		Miscellaneous Components – 1.4%
5,560	[1]	Amkor Technology, Inc.	32,081
1,536	[1]	Applied Micro Circuits Corp.	18,371
803	[1]	Integrated Silicon Solution, Inc.	6,906
3,062	[1]	MKS Instruments, Inc.	65,710
2,757	[1]	Microsemi Corp.	44,002
		TOTAL	167,070
		Miscellaneous Food Products – 0.6%
2,000		The Anderson's, Inc.	68,740
		Miscellaneous Machinery – 1.5%
2,985		Nordson Corp.	188,204
		Miscellaneous Metals – 0.8%
7,425	[1]	Stillwater Mining Co.	102,242
		Money Center Bank – 0.6%
4,559		International Bancshares Corp.	79,053
		Multi-Industry Capital Goods – 0.4%
887	[1]	EnPro Industries, Inc.	26,566
480		Raven Industries, Inc.	16,814
		TOTAL	43,380
		Multi-Line Insurance – 2.9%
735	[1]	Amerisafe, Inc.	13,201
4,269	[1]	CNO Financial Group, Inc.	22,924
624		EMC Insurance Group, Inc.	13,953
3,456		FBL Financial Group, Inc., Class A	78,417
2,593	[1]	FPIC Insurance Group, Inc.	76,623
717		Harleysville Group, Inc.	22,571
960		Infinity Property & Casualty	46,118
2,006		Safety Insurance Group, Inc.	78,635
		TOTAL	352,442
		Mutual Fund Adviser – 0.1%
1,712		Calamos Asset Management, Inc.	17,805
Annual Shareholder Report
13

Shares			Value
		Newspaper Publishing – 0.1%
1,443	[1]	Belo (A.H.) Corp., Series A	8,730
		Offshore Driller – 3.3%
11,318	[1]	Bristow Group, Inc.	378,361
3,424	[1]	Newpark Resources, Inc.	27,358
		TOTAL	405,719
		Oil Gas & Consumable Fuels – 0.0%
122		Adams Resources & Energy, Inc.	2,562
		Oil Service, Explore & Drill – 1.2%
7,275	[1]	Complete Production Services, Inc.	140,044
403	[1]	Gulfmark Offshore, Inc.	11,864
		TOTAL	151,908
		Oil Well Supply – 0.8%
144		Carbo Ceramics, Inc.	11,549
5,296		RPC, Inc.	88,337
		TOTAL	99,886
		Optical Reading Equipment – 0.1%
1,065	[1]	Newport Corp.	13,557
		Other Communications Equipment – 0.4%
1,558	[1]	Netgear, Inc.	37,392
866	[1]	Skyworks Solutions, Inc.	15,181
		TOTAL	52,573
		Paper Products – 1.6%
1,239	[1]	Boise, Inc.	7,422
3,392	[1]	Buckeye Technologies, Inc.	38,499
923	[1]	Kapstone Paper and Packaging Corp.	10,559
2,545		Rock-Tenn Co.	135,445
		TOTAL	191,925
		Personal Loans – 0.2%
557	[1]	World Acceptance Corp.	23,077
		Personnel Agency – 0.4%
1,899		Administaff, Inc.	49,488
		Photo-Optical Comp-Equip – 0.6%
1,463		Cognex Corp.	27,285
1,171	[1]	Coherent, Inc.	43,350
		TOTAL	70,635
		Plastic – 0.3%
3,917	[1]	Polyone Corp.	40,384
Annual Shareholder Report
14

Shares			Value
		Poultry Products – 0.9%
2,307		Sanderson Farms, Inc.	107,852
		Printed Circuit Boards – 1.3%
2,361	[1]	Benchmark Electronics, Inc.	39,429
1,307		Park Electrochemical Corp.	35,864
6,196	[1]	Sanmina-SCI Corp.	77,884
		TOTAL	153,177
		Printing – 0.2%
556	[1]	Consolidated Graphics, Inc.	23,891
		Property Liability Insurance – 5.5%
1,537		American Physicians Service Group, Inc.	40,592
1,996	[1]	American Safety Insurance Holdings, Ltd.	32,934
3,648	[1]	CNA Surety Corp.	62,928
1,267		First Mercury Financial Corp.	14,520
2,660		Horace Mann Educators Corp.	44,741
8,819		Meadowbrook Insurance Group, Inc.	80,782
1,829		National Interstate Corp.	40,805
1,795		Platinum Underwriters Holdings Ltd.	70,149
3,098	[1]	ProAssurance Corp.	184,362
5,438		Selective Insurance Group, Inc.	84,615
614		United Fire & Casualty Co.	13,164
		TOTAL	669,592
		Railroad – 0.1%
668	[1]	Greenbrier Cos., Inc.	8,724
		Recreational Vehicles – 1.6%
3,102		Polaris Industries, Inc., Class A	185,190
827	[1]	Winnebago Industries, Inc.	8,642
		TOTAL	193,832
		Regional Banks – 1.4%
105		Alliance Financial Corp.	3,133
765		Bank of the Ozarks, Inc.	28,649
961		CVB Financial Corp.	9,783
3,412		First Financial Bancorp	54,251
489	[1]	Hudson Valley Holding Corp.	9,467
367		Lakeland Bancorp, Inc.	3,292
452		Republic Bancorp, Inc.	11,200
443		SCBT Financial Corp.	14,278
593	[1]	SVB Financial Group	25,612
Annual Shareholder Report
15

Shares			Value
1,852	[1]	Western Alliance Bancorp	13,464
		TOTAL	173,129
		Restaurant – 1.9%
2,062		Bob Evans Farms, Inc.	54,066
1,779	[1]	DineEquity Inc.	64,862
3,010	[1]	Domino's Pizza, Inc.	38,498
7,122	[1]	Ruby Tuesday, Inc.	72,787
		TOTAL	230,213
		Rubber – 0.8%
4,442		Cooper Tire & Rubber Co.	95,992
		Savings & Loan – 2.0%
2,176	[1]	BofI Holding, Inc.	33,989
4,666		Flushing Financial Corp.	58,185
2,665	[1]	Northwest Bancshares, Inc.	32,326
6,226		Webster Financial Corp. Waterbury	116,053
		TOTAL	240,553
		Semiconductor Distribution – 0.1%
2,292	[1]	Lattice Semiconductor Corp.	12,744
		Semiconductor Manufacturing – 4.0%
1,051	[1]	ATMI, Inc.	15,597
1,879	[1]	Cavium Networks, Inc.	50,414
7,529	[1]	Cirrus Logic, Inc.	146,816
4,130	[1]	Integrated Device Technology, Inc.	23,995
2,885	[1]	Omnivision Technologies, Inc.	64,364
1,360		Richardson Electronics Ltd.	12,988
1,413	[1]	Rubicon Technology, Inc.	42,743
3,424	[1]	Semtech Corp.	59,509
1,150	[1]	Standard Microsystems Corp.	25,323
420	[1]	Supertex, Inc.	10,895
4,201	[1]	Triquint Semiconductor, Inc.	29,113
		TOTAL	481,757
		Semiconductor Manufacturing Equipment – 2.1%
2,419	[1]	Advanced Energy Industries, Inc.	42,598
1,984	[1]	Photronics, Inc.	8,968
1,009	[1]	Ultratech, Inc.	18,233
4,390	[1]	Veeco Instruments, Inc.	190,087
		TOTAL	259,886
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16

Shares			Value
		Shoes – 3.7%
2,654		Brown Shoe Co., Inc.	38,802
6,894	[1]	Crocs, Inc.	88,450
1,517	[1]	DSW, Inc., Class A	40,367
4,110	[1]	Skechers USA, Inc., Class A	152,440
2,720	[1]	Steven Madden Ltd.	105,074
1,476	[1]	Timberland Co., Class A	26,007
		TOTAL	451,140
		Software Packaged/Custom – 0.4%
2,367		IGATE Capital Corp.	42,014
43	[1]	MicroStrategy, Inc., Class A	3,569
		TOTAL	45,583
		Specialty Chemicals – 1.5%
546		Innophos Holdings, Inc.	16,003
1,314		Minerals Technologies, Inc.	68,551
3,655	[1]	Polypore International, Inc.	89,767
290	[1]	Rockwood Holdings, Inc.	8,471
		TOTAL	182,792
		Specialty Machinery – 0.2%
543		Cascade Corp.	20,726
		Specialty Retailing – 4.3%
1,633	[1]	Asbury Automotive Group, Inc.	21,980
1,338	[1]	Dorman Products, Inc.	31,229
3,701		Finish Line, Inc., Class A	52,961
589	[1]	Hibbett Sports Inc.	15,591
2,955	[1]	Jo-Ann Stores, Inc.	123,785
710	[1]	Kirkland's, Inc.	11,971
1,876		Lithia Motors, Inc., Class A	16,509
3,566	[1]	Pier 1 Imports, Inc.	24,926
1,635	[1]	Select Comfort Corp.	12,753
7,402		Sothebys Holdings, Inc., Class A	200,816
763		Stage Stores, Inc.	8,393
		TOTAL	520,914
		Technology Hardware & Equipment – 0.6%
4,282	[1]	Isilon Systems, Inc.	75,106
		Telecommunication Equipment & Services – 0.4%
637	[1]	Acme Packet, Inc.	18,002
147		Adtran, Inc.	4,642
1,342	[1]	Brightpoint, Inc.	10,629
Annual Shareholder Report
17

Shares			Value
1,351	[1]	Infinera Corp.	12,226
		TOTAL	45,499
		Trucking – 0.1%
270		Forward Air Corp.	7,841
		Undesignated Consumer Cyclicals – 2.4%
1,734	[1]	Grand Canyon Education, Inc.	42,084
4,569		Nu Skin Enterprises, Inc., Class A	130,125
2,611	[1]	Parexel International Corp.	53,604
2,824	[1]	Rent-A-Center, Inc.	62,100
		TOTAL	287,913
		Undesignated Consumer Staples – 0.1%
554	[1]	Medifast, Inc.	16,753
		Undesignated Health – 0.7%
767	[1]	HealthSouth Corp.	14,197
3,871	[1]	Healthspring, Inc.	72,775
		TOTAL	86,972
		TOTAL COMMON STOCKS (IDENTIFIED COST $10,751,199)	11,975,427
		MUTUAL FUND – 2.1%
258,202	[2,3]	Federated Prime Value Obligations Fund, Institutional Shares, 0.30% (AT NET ASSET VALUE)	258,202
		TOTAL INVESTMENTS — 100.5% (IDENTIFIED COST $11,009,401)[4]	12,233,629
		OTHER ASSETS AND LIABILITIES - NET — (0.5)%[5]	(63,921)
		TOTAL NET ASSETS — 100%	$12,169,708
1	Non-income producing security.
2	Affiliated company.
3	7-Day net yield.
4	The cost of investments for federal tax purposes amounts to $11,059,836.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2010.

Annual Shareholder Report
18

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

As of July 31, 2010, all investments of the Fund utilized Level 1 inputs in valuing the Fund's assets carried at fair value.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report
19

Statement of Assets and Liabilities

July 31, 2010

Assets:
Total investments in securities, at value including $258,202 of investments in an affiliated issuer (Note 5) (identified cost $11,009,401)		$12,233,629
Income receivable		2,943
Receivable for investments sold		427,233
Receivable for shares sold		12,292
TOTAL ASSETS		12,676,097
Liabilities:
Payable for investments purchased	$430,635
Payable for shares redeemed	14,737
Payable for auditing fees	22,500
Payable for portfolio accounting fees	11,379
Payable for distribution services fee (Note 5)	1,963
Payable for shareholder services fee (Note 5)	3,453
Accrued expenses	21,722
TOTAL LIABILITIES		506,389
Net assets for 1,619,404 shares outstanding		$12,169,708
Net Assets Consist of:
Paid-in capital		$26,688,182
Net unrealized appreciation of investments		1,224,228
Accumulated net realized loss on investments		(15,738,715)
Accumulated net investment income (loss)		(3,987)
TOTAL NET ASSETS		$12,169,708
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($5,727,200 ÷ 750,387 shares outstanding), no par value, unlimited shares authorized		$7.63
Offering price per share		$7.63
Redemption proceeds per share		$7.63
Class A Shares:
Net asset value per share ($3,184,209 ÷ 421,577 shares outstanding), no par value, unlimited shares authorized		$7.55
Offering price per share (100/94.50 of $7.55)		$7.99
Redemption proceeds per share		$7.55
Class C Shares:
Net asset value per share ($3,258,299 ÷ 447,440 shares outstanding), no par value, unlimited shares authorized		$7.28
Offering price per share		$7.28
Redemption proceeds per share (99.00/100 of $7.28)		$7.21

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report
20

Statement of Operations

Year Ended July 31, 2010

Investment Income:
Dividends (including $307 received from an affiliated issuer (Note 5) and net of foreign taxes withheld of $10)			$85,148
Expenses:
Investment adviser fee (Note 5)		$100,449
Administrative personnel and services fee (Note 5)		230,000
Custodian fees		31,518
Transfer and dividend disbursing agent fees and expenses		62,021
Directors'/Trustees' fees		1,360
Auditing fees		22,531
Legal fees		6,243
Portfolio accounting fees		68,916
Distribution services fee — Class C Shares (Note 5)		15,513
Shareholder services fee — Class A Shares (Note 5)		5,801
Shareholder services fee — Class C Shares (Note 5)		5,171
Share registration costs		41,770
Printing and postage		31,605
Insurance premiums		4,318
Miscellaneous		3,588
TOTAL EXPENSES		630,804
Waivers and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(100,449)
Waiver of administrative personnel and services fee	(44,914)
Reimbursement of other operating expenses	(328,037)
TOTAL WAIVERS AND REIMBURSEMENTS		(473,400)
Net expenses			157,404
Net investment income (loss)			(72,256)
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			986,994
Net change in unrealized appreciation of investments			(201,554)
Net realized and unrealized gain on investments			785,440
Change in net assets resulting from operations			$713,184

See Notes which are an integral part of the Financial Statements

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Statement of Changes in Net Assets

Year Ended July 31	2010	2009
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(72,256)	$(47,642)
Net realized gain (loss) on investments	986,994	(7,274,016)
Net change in unrealized appreciation/depreciation of investments	(201,554)	1,589,177
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	713,184	(5,732,481)
Share Transactions:
Proceeds from sale of shares	3,144,064	4,037,000
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated MDT Small Cap Value Fund	7,116,211	—
Cost of shares redeemed	(5,140,601)	(7,413,895)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	5,119,674	(3,376,895)
Change in net assets	5,832,858	(9,109,376)
Net Assets:
Beginning of period	6,336,850	15,446,226
End of period (including accumulated net investment income (loss) of $(3,987) and $(816), respectively)	$12,169,708	$6,336,850

See Notes which are an integral part of the Financial Statements

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Notes to Financial Statements

July 31, 2010

1. ORGANIZATION

Federated MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated MDT Small Cap Core Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Institutional Shares, Class A Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Class A Shares and Class C Shares are presented separately. The investment objective of the Fund is long-term capital appreciation.

On March 19, 2010, the Fund acquired all of the net assets of Federated MDT Small Cap Value Fund (the “Acquired Fund”), an open-end investment company in a tax-free reorganization in exchange for shares of the Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders on March 5, 2010. The purpose of the transaction was to combine two portfolios managed by Federated MDTA LLC with comparable investment objectives and strategies. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on August 1, 2009, the beginning of the annual reporting period of the Fund, the Fund's pro forma results of operations for the year ended July 31, 2010, are as follows:

Net investment income (loss)	$(105,218)
Net realized and unrealized gain on investments	$3,582,803
Net increase in net assets resulting from operations	$3,477,585

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that has been included in the Fund's Statement of Operations as of July 31, 2010. The Fund received net assets from the Acquired Fund as the result of the tax-free reorganization as follows:

Shares of the Fund Issued	Acquired Fund Net Assets Received	Unrealized Appreciation[1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
926,935	$7,116,211	$939,977	$6,665,919	$13,782,130
1	Unrealized Appreciation is included in the Acquired Fund Net Assets Received amount shown above.
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2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value Annual Shareholder Report
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will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

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Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended July 31, 2010, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2010, tax years 2007 through 2010 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

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3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended July 31	2010		2009
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	266,476	$1,935,961	396,523	$2,399,606
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated MDT Small Cap Value Fund	330,668	2,585,853	—	—
Shares redeemed	(347,032)	(2,489,361)	(875,070)	(5,394,526)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	250,112	$2,032,453	(478,547)	$(2,994,920)
Year Ended July 31	2010		2009
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	105,402	$776,141	159,748	$971,747
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated MDT Small Cap Value Fund	246,717	1,912,141	—	—
Shares redeemed	(181,648)	(1,368,024)	(165,560)	(1,017,358)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	170,471	$1,320,258	(5,812)	$(45,611)
Year Ended July 31	2010		2009
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	62,891	$431,962	104,084	$665,647
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated MDT Small Cap Value Fund	349,550	2,618,217	—	—
Shares redeemed	(178,711)	(1,283,216)	(166,401)	(1,002,011)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	233,730	$1,766,963	(62,317)	$(336,364)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	654,313	$5,119,674	(546,676)	$(3,376,895)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments for net operating loss, capital loss carryforwards from a merger, unreversed wash sales and passive foreign investment company adjustments.

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For the year ended July 31, 2010, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$8,353,613	$69,085	$(8,422,698)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

As of July 31, 2010, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$1,173,793
Capital loss carryforwards	$(15,692,267)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

At July 31, 2010, the cost of investments for federal tax purposes was $11,059,836. The net unrealized appreciation of investments for federal tax purposes was $1,173,793. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $1,422,745 and net unrealized depreciation from investments for those securities having an excess of cost over value of $248,952.

At July 31, 2010, the Fund had a capital loss carryforward of $15,692,267 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows.

Expiration Year	Expiration Amount
2015	$176,370
2016	$4,282,986
2017	$6,139,530
2018	$5,093,381

As a result of the tax-free transfer of assets from Federated MDT Small Cap Value Fund, the use of certain capital loss carryforwards listed above may be limited.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.15% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended July 31, 2010, the Adviser voluntarily waived $100,291 of its fee and voluntarily reimbursed $328,037 of other operating expenses.

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Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2010, FAS waived $44,914 of its fee. The net fee paid to FAS was 2.119% of average daily net assets of the Fund. The Fund is currently being charged the minimum administrative fee; therefore the fee as a percentage of average daily net assets is greater than the amounts presented in the chart above.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2010, FSC retained $2,293 of fees paid by the Fund. For the year ended July 31, 2010, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2010, FSC retained $473 in sales charges from the sale of Class A Shares. FSC also retained $391 of CDSC relating to redemptions of Class C Shares.

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Shareholder Services Fee

The Fund may pay fees (“Service Fees”) up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $815 of Service Fees for the year ended July 31, 2010. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for Service Fees. For the year ended July 31, 2010, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights) paid by the Fund's Institutional Shares, Class A Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.50%, 1.75% and 2.50%, (the “Fee Limit”), respectively, through the later of (the “Termination Date”): (a) September 30, 2010; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

General

Certain Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2010, the Adviser reimbursed $158. Transactions with the affiliated company during the year ended July 31, 2010, were as follows:

Affiliate	Balance of Shares Held 7/31/2009	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2010	Value	Dividend Income
Federated Prime Value Obligations Fund, Institutional Shares	536	5,037,945	4,780,279	258,202	$258,202	$307

6. Investment TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2010, were as follows:

Purchases	$16,594,337
Sales	$18,831,060
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7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of July 31, 2010, there were no outstanding loans. During the year ended July 31, 2010, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of July 31, 2010, there were no outstanding loans. During the year ended July 31, 2010, the program was not utilized.

9. Legal Proceedings

Since October 2003, Federated Investors, Inc. and related entities (collectively, “Federated”), and various Federated sponsored mutual funds (“Federated Funds”) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of certain Federated Funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated without admitting the validity of any claim has reached a preliminary settlement with the Plaintiffs in these cases. Any settlement would have to be approved by the Court. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania. These lawsuits have been consolidated into a single action alleging excessive advisory fees involving one of the Federated Funds. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel, have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek monetary damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the allegations in these matters will not result in increased redemptions, or reduced sales, of shares of the Federated Funds or other adverse consequences for the Federated Funds.

10. Subsequent events

Management has evaluated subsequent events through the date the financial statements were issued, and determined that no events have occurred that require additional disclosure.

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Report of Independent Registered Public Accounting Firm

TO THE BOARD OF trustees OF Federated MDt series AND SHAREHOLDERS OF federated mdt Small cap core fund:

We have audited the accompanying statement of assets and liabilities of Federated MDT Small Cap Core Fund (the “Fund”) (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Small Cap Core Fund, a portfolio of Federated MDT Series, at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 20, 2010

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Board of Trustees and Trust Officers

The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2009, the Trust comprised eight portfolio(s), and the Federated Fund Family consisted of 43 investment companies (comprising 145 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

Interested TRUSTEES Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Began serving: May 2006	Principal Occupations: Principal Executive Officer and President of the Federated Fund Family; Director or Trustee of some of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
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INDEPENDENT TRUSTEES Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Conroy, Jr., Ph.D. Birth Date: June 23, 1937 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.
Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.
Qualifications: Business management and director experience.
Nicholas P. Constantakis, CPA Birth Date: September 3, 1939 Trustee Began serving: June 2006	Principal Occupation: Director or Trustee of the Federated Fund Family.
Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).
Previous Position: Partner, Andersen Worldwide SC.
Qualifications: Public accounting and director experience.
John F. Cunningham Birth Date: March 5, 1943 Trustee Began serving: June 2006	Principal Occupation: Director or Trustee of the Federated Fund Family.
Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.
Previous Position: Pennsylvania Superior Court Judge.
Qualifications: Legal and director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: June 2006	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
Other Directorship Held: Board of Overseers, Babson College.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Family; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management, public accounting and director experience.
R. James Nicholson Birth Date: February 4, 1938 Trustee Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Family; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.
Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
Qualifications: Legal, government, business management and mutual fund director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
James F. Will Birth Date: October 12, 1938 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chancellor and President, Saint Vincent College.
Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.
Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.
Qualifications: Business management, education and director experience.
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OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 Secretary Began serving: May 2006	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 Treasurer Began serving: May 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Brian P. Bouda Birth Date: February 28, 1947 Senior Vice President and Chief Compliance Officer Began serving: June 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

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37

Evaluation and Approval of Advisory Contract - May 2010

Federated MDT Small Cap Core Fund (the “Fund”)

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2010. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services (if any) received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

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The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be relevant, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar Annual Shareholder Report
39

mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant in judging the reasonableness of proposed fees. He also observed that certain funds may exhibit important differences in their objectives and management techniques when compared to other funds placed in the same peer group by ranking organizations, noting in this connection that the Fund's quantitative investment program is of such a type.

The Fund's performance fell below the median of the relevant peer group for both the one- and three-year periods covered by the report. In addition, the Board was informed by the Adviser that, for the same periods, the Fund underperformed its benchmark index for the one-year period and underperformed its benchmark index for the three-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts Annual Shareholder Report
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(e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

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The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

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Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's website at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Portfolio Holdings” link.

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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated MDT Small Cap Core Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R783

37322 (9/10)

Federated is a registered mark of Federated Investors, Inc.
2010  © Federated Investors, Inc.

Federated MDT Small Cap Growth Fund

Established 2005

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2010

Class A Shares
Class B Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,				Period Ended 7/31/2006[2]
	2010	2009	2008	2007[1]
Net Asset Value, Beginning of Period	$7.85	$11.57	$12.95	$10.59	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.10)[3]	(0.08)[3]	(0.14)[3]	(0.14)[3]	(0.17)[3]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.99	(3.64)	(1.17)	2.50	0.76
TOTAL FROM INVESTMENT OPERATIONS	0.89	(3.72)	(1.31)	2.36	0.59
Less Distributions:
Distributions from net realized gain on investments	—	—	(0.07)	—	—
Regulatory Settlement Proceeds	—	0.00[4]	—	—	—
Net Asset Value, End of Period	$8.74	$7.85	$11.57	$12.95	$10.59
Total Return[5]	11.34%	(32.15)%[6]	(10.20)%	22.29%	5.90%
Ratios to Average Net Assets:
Net expenses	1.75%	1.75%	1.75%	1.75%	2.02%[7]
Net investment income (loss)	(1.17)%	(1.04)%	(1.20)%	(1.16)%	(1.50)%[7]
Expense waiver/reimbursement[8]	1.22%	1.02%	1.05%	25.97%	22.65%[7]
Supplemental Data:
Net assets, end of period (000 omitted)	$19,822	$21,682	$31,874	$532	$157
Portfolio turnover	142%	244%	212%	157%	157%
1	MDT Small Cap Growth Fund (the “Predecessor Fund”) was reorganized into Federated MDT Small Cap Growth Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.
2	Reflects operations for the period from September 15, 2005 (date of initial investment) to July 31, 2006.
3	Per share numbers have been calculated using the average shares method.
4	Represents less than $0.01.
5	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
6	During the period, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.09% on the total return.
7	Computed on an annualized basis.
8	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

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Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,		Period Ended 7/31/2008[1]
	2010	2009
Net Asset Value, Beginning of Period	$7.81	$11.61	$11.26
Income From Investment Operations:
Net investment income (loss)	(0.16)[2]	(0.14)[2]	(0.09)[2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.00	(3.66)	0.44
TOTAL FROM INVESTMENT OPERATIONS	0.84	(3.80)	0.35
Regulatory Settlement Proceeds	—	0.00[3]	—
Net Asset Value, End of Period	$8.65	$7.81	$11.61
Total Return[4]	10.76%	(32.73)%	3.11%
Ratios to Average Net Assets:
Net expenses	2.50%	2.50%	2.50%[5]
Net investment income (loss)	(1.92)%	(1.75)%	(1.96)%[5]
Expense waiver/reimbursement[6]	1.22%	1.02%	1.05%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$2,350	$3,088	$9,811
Portfolio turnover	142%	244%	212%[7]
1	Reflects operations for the period from March 18, 2008 (date of initial investment) to July 31, 2008.
2	Per share numbers have been calculated using the average shares method.
3	Represents less than $0.01.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
7	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended July 31, 2008.

See Notes which are an integral part of the Financial Statements

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Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,				Period Ended 7/31/2006[2]
	2010	2009	2008	2007[1]
Net Asset Value, Beginning of Period	$7.62	$11.32	$12.77	$10.52	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.16)[3]	(0.14)[3]	(0.22)[3]	(0.23)[3]	(0.26)[3]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.97	(3.56)	(1.16)	2.48	0.78
TOTAL FROM INVESTMENT OPERATIONS	0.81	(3.70)	(1.38)	2.25	0.52
Less Distributions:
Distributions from net realized gain on investments	—	—	(0.07)	—	—
Regulatory Settlement Proceeds	—	0.00[4]	—	—	—
Net Asset Value, End of Period	$8.43	$7.62	$11.32	$12.77	$10.52
Total Return[5]	10.63%	(32.69)%	(10.89)%	21.39%	5.20%
Ratios to Average Net Assets:
Net expenses	2.49%	2.50%	2.47%	2.50%	2.77%[6]
Net investment income (loss)	(1.91)%	(1.79)%	(1.93)%	(1.92)%	(2.25)% [6]
Expense waiver/reimbursement[7]	1.22%	1.02%	1.07%	27.07%	25.65%[6]
Supplemental Data:
Net assets, end of period (000 omitted)	$2,795	$4,069	$6,450	$702	$348
Portfolio turnover	142%	244%	212%	157%	157%
1	The Predecessor Fund was reorganized into the Fund as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.
2	Reflects operations for the period from September 15, 2005 (date of initial investment) to July 31, 2006.
3	Per share numbers have been calculated using the average shares method.
4	Represents less than $0.01.
5	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
6	Computed on an annualized basis.
7	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

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Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2010 to July 31, 2010.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 2/1/2010	Ending Account Value 7/31/2010	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,098.00	$9.10
Class B Shares	$1,000	$1,094.90	$12.99
Class C Shares	$1,000	$1,094.80	$12.93
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,016.12	$8.75
Class B Shares	$1,000	$1,012.40	$12.47
Class C Shares	$1,000	$1,012.45	$12.42
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	1.75%
Class B Shares	2.50%
Class C Shares	2.49%
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Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Management's Discussion of Fund Performance (unaudited)

The fund's total return, based on net asset value, for the 12-month fiscal year ended July 31, 2010 was 11.34% for Class A Shares, 10.76% for Class B Shares and 10.63% for Class C Shares.1 The total returns of the Russell 2000® Growth Index,2 the Fund's benchmark, and the Lipper Small-Cap Growth Funds Index3 were 16.71% and 16.56%, respectively, for the reporting period. The fund's shares total returns for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Russell or Lipper index.

The following discussion will focus on the performance of the fund's Class A Shares.

1	Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.
2	Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and investments cannot be made in an index.
3	Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
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MARKET OVERVIEW

Over the 12-month reporting period ended July 31, 2010, domestic equity market performance was positive if somewhat erratic as expectations for economic growth improved before subsequently tailing off. The Russell 3000® Index4 finished the period up a solid 14.82%. Mid-cap stocks led the way as demonstrated by the 23.21% return of the Russell Midcap® Index5 which exceeded the 11.27%, and 18.43% results for the Russell Top 200® Index,6 representing large-cap stocks, and the Russell 2000® Index,7 representing small-cap stocks, respectively. Value stocks outperformed growth stocks during the year with the Russell 3000® Value Index8 returning 15.78% as compared to 13.88% for the Russell 3000® Growth Index.9 The best performing sectors in the fund's benchmark, the Russell 2000® Growth Index, during the period were Consumer Discretionary (+29.67%), Consumer Staples (+27.42%) and Materials (+25.63%). Underperforming sectors included Utilities (-2.12%), Health Care (+5.58%) and Telecommunications Services (+5.69%).

4	Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market. The index is unmanaged and investments cannot be made in an index.
5	Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 27% of the total market capitalization of the Russell 1000® Index. The index is unmanaged and investments cannot be made in an index.
6	Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000® Index, which represent approximately 65% of the total market capitalization of the Russell 1000® Index. The index is unmanaged and investments cannot be made in an index.
7	Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represent approximately 8% of the total market capitalization of the Russell 3000® Index. The index is unmanaged and investments cannot be made in an index.
8	Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. The index is unmanaged and investments cannot be made in an index.
9	Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes. The index is unmanaged and investments cannot be made in an index.
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7

FUND PERFORMANCE

Over the 12-month reporting period, the most significant positive factor in the fund's performance relative to the Russell 2000® Growth Index was an overweight in the Consumer Discretionary sector. Additionally, an underweight in the Health Care sector contributed significantly to the fund's positive performance. Individual stocks contributing to the fund's performance relative to the Russell 2000® Growth Index included: semiconductor manufacturer, Veeco Instruments Incorporated; outdoor outfitter, Deckers Outdoor Corporation; shoe designer, Steve Madden Ltd.; and marketing company, Valassis Communications Incorporated.

The most significant negative factor in the fund's performance relative to the Russell 2000® Growth Index was stock selection in the Information Technology sector. Stock selection in the Consumer Discretionary, Health Care, and Industrials sectors also detracted significantly. Individual stocks detracting from the Fund's performance relative to the Russell 2000® Growth Index included: data storage manufacturer, STEC Incorporated; home health care provider, Amedysis Incorporated; and medical instrument manufacturer, Thoratec Corporation.

Annual Shareholder Report
8

GROWTH OF A $10,000 INVESTMENT  -  CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Small Cap Growth Fund2 (Class A Shares) (the “Fund”) fromSeptember 15, 2005 (start of performance) to July 31, 2010, compared to the Russell 2000® Growth Index (Russell 2000® Growth)3 and the Lipper Small-Cap Growth Funds Index.4

Average Annual Total Returns for the Period Ended 7/31/2010
1 Year	5.17%
Start of Performance (9/15/2005)	-3.74%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

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1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000® Growth and the Lipper Small-Cap Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The Fund is the successor to the MDT Small Cap Growth Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information shown for periods prior to that date is that of the MDT Small Cap Growth Fund.
3	The Russell 2000® Growth is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
4	Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
Annual Shareholder Report
10

GROWTH OF A $10,000 INVESTMENT  -  CLASS B SHARES

The Fund's Class B Shares commenced operation on March 17, 2008. For the period prior to commencement of operations of Class B Shares, the performance information shown is for the Fund's Institutional Shares, adjusted to reflect the expenses of Class B Shares. The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Small Cap Growth Fund2 (Class B Shares) (the “Fund”) from September 15, 2005 (start of performance) to July 31, 2010, compared to the Russell 2000® Growth Index (Russell 2000® Growth)3 and the Lipper Small-Cap Growth Funds Index.4

Average Annual Total Returns for the Period Ended 7/31/2010
1 Year	5.26%
Start of Performance (9/15/2005)	-3.73%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.50%, as applicable.

Annual Shareholder Report
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1	Represents a hypothetical investment of $10,000 in the Fund. The maximum CDSC is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000® Growth and the Lipper Small-Cap Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The Fund is the successor to the MDT Small Cap Growth Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information shown for periods prior to that date is that of the MDT Small Cap Growth Fund.
3	The Russell 2000® Growth is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
4	Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
Annual Shareholder Report
12

GROWTH OF A $10,000 INVESTMENT  -  CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Small Cap Growth Fund2 (Class C Shares) (the “Fund”) fromSeptember 15, 2005 (start of performance) to July 31, 2010, compared to the Russell 2000® Growth Index (Russell 2000® Growth)3 and the Lipper Small-Cap Growth Funds Index.4

Average Annual Total Returns for the Period Ended 7/31/2010
1 Year	9.63%
Start of Performance (9/15/2005)	-3.34%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 1.00%, as applicable.

Annual Shareholder Report
13

1	Represents a hypothetical investment of $10,000 in the Fund. The maximum CDSC is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000® Growth and the Lipper Small-Cap Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The Fund is the successor to the MDT Small Cap Growth Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information shown for periods prior to that date is that of the MDT Small Cap Growth Fund.
3	The Russell 2000® Growth is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
4	Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
Annual Shareholder Report
14

Portfolio of Investments Summary Table (unaudited)

At July 31, 2010, the Fund's industry composition1 was as follows:

Industry Composition	Percentage of Total Net Assets
Undesignated Consumer Cyclicals	8.3%
Clothing Stores	5.8%
Shoes	4.9%
Specialty Retailing	4.9%
Software Packaged/Custom	4.7%
Telecommunication Equipment & Services	4.7%
Semiconductor Manufacturing	3.1%
Medical Supplies	2.9%
Electrical Equipment	2.8%
Specialty Chemicals	2.8%
Financial Services	2.4%
Home Health Care	2.3%
Oil Well Supply	2.2%
Restaurant	2.2%
Recreational Vehicles	2.0%
Semiconductor Manufacturing Equipment	1.9%
Electronic Instruments	1.8%
Home Products	1.7%
Airline - Regional	1.6%
Commodity Chemicals	1.6%
Miscellaneous Components	1.6%
Miscellaneous Machinery	1.6%
Apparel	1.5%
Cosmetics & Toiletries	1.5%
Discount Department Stores	1.5%
Metal Fabrication	1.5%
Oil Refiner	1.5%
Furniture	1.4%
Trucking	1.4%
Medical Technology	1.3%
Computer Peripherals	1.2%
Defense Aerospace	1.2%
Printed Circuit Boards	1.1%
Mail Order	1.0%
Poultry Products	1.0%
Other[2]	13.6%
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Industry Composition	Percentage of Total Net Assets
Cash Equivalents[3]	1.5%
Other Assets and Liabilities — Net[4]	(0.0)%[5]
TOTAL	100.0%
1	Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's total net assets have been aggregated under the designation “Other”.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
5	Represents less than 0.1%.
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Portfolio of Investments

July 31, 2010

Shares			Value
		COMMON STOCKS – 98.5%
		Airline - Regional – 1.6%
16,587	[1]	Alaska Air Group, Inc.	855,723
		Apparel – 1.5%
19,452	[1]	Carter's, Inc.	471,517
8,716	[1]	Maidenform Brands, Inc.	216,418
5,023	[1]	Volcom, Inc.	81,724
		TOTAL	769,659
		Auto Original Equipment Manufacturers – 0.1%
1,184		Sun Hydraulics Corp.	30,535
		Auto Rentals – 0.4%
15,123	[1]	United Rentals, Inc.	199,321
		Beer – 0.9%
6,466	[1]	The Boston Beer Co., Inc., Class A	448,482
		Biotechnology – 0.8%
11,951	[1]	Nektar Therapeutics	156,080
10,949	[1]	Questcor Pharmaceuticals, Inc.	123,176
5,205	[1]	Regeneron Pharmaceuticals, Inc.	125,909
		TOTAL	405,165
		Broadcasting – 0.4%
4,363	[1]	Loral Space & Communications Ltd.	208,726
		Building Materials – 0.2%
4,949		Quanex Building Products Corp.	87,053
		Building Products – 0.9%
18,066		Simpson Manufacturing Co., Inc.	465,922
		Business Services – 0.5%
5,322	[1]	OpenTable, Inc.	237,893
		Carpets – 0.3%
13,089		Interface, Inc.	162,696
		Clothing Stores – 5.8%
22,569	[1]	AnnTaylor Stores Corp.	395,860
7,182		Cato Corp., Class A	167,197
7,772	[1]	Children's Place Retail Stores, Inc.	325,258
24,796	[1]	Fossil, Inc.	981,922
12,040	[1]	J. Crew Group, Inc.	428,985
12,410	[1]	Jos A. Bank Clothiers, Inc.	728,219
		TOTAL	3,027,441
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Shares			Value
		Commodity Chemicals – 1.6%
7,609		Newmarket Corp.	815,609
		Computer Peripherals – 1.2%
17,822	[1]	Aruba Networks, Inc.	302,618
9,834	[1]	Synaptics, Inc.	307,804
		TOTAL	610,422
		Computer Services – 0.6%
7,472	[1]	Manhattan Associates, Inc.	200,698
10,114	[1]	Xyratex Ltd.	131,381
		TOTAL	332,079
		Construction Machinery – 0.4%
2,498		NACCO Industries, Inc., Class A	222,422
		Cosmetics & Toiletries – 1.5%
12,817	[1]	Sally Beauty Holdings, Inc.	121,249
25,830	[1]	Ulta Salon Cosmetics & Fragrance, Inc.	652,466
		TOTAL	773,715
		Crude Oil & Gas Production – 0.4%
825	[1]	Clayton Williams Energy, Inc.	36,721
13,032	[1]	Gulfport Energy Corp.	170,198
		TOTAL	206,919
		Defense Aerospace – 1.2%
31,988	[1]	Hexcel Corp.	597,856
		Discount Department Stores – 1.5%
46,353	[1]	99 Cents Only Stores	770,387
830		Pricesmart, Inc.	23,240
		TOTAL	793,627
		Diversified Leisure – 0.8%
8,743	[1]	Coinstar, Inc.	397,807
		Electrical Equipment – 2.8%
20,357		Baldor Electric Co.	778,044
5,812		Belden, Inc.	138,849
6,682	[1]	Littelfuse, Inc.	237,946
5,970		Smith (A.O.) Corp.	326,440
		TOTAL	1,481,279
		Electronic Instruments – 1.8%
3,661	[1]	Faro Technologies, Inc.	75,307
12,180	[1]	Hittite Microwave Corp.	559,793
6,190	[1]	iRobot Corp.	126,028
Annual Shareholder Report
18

Shares			Value
14,846	[1]	Power-One, Inc.	184,536
		TOTAL	945,664
		Financial Services – 2.4%
3,922	[1]	America's Car-Mart, Inc.	91,304
24,244		Deluxe Corp.	498,942
30,023	[1]	Verifone Systems, Inc.	656,903
		TOTAL	1,247,149
		Furniture – 1.4%
24,217	[1]	Tempur-Pedic International, Inc.	742,735
		Generic Drugs – 0.3%
9,184	[1]	Impax Laboratories, Inc.	150,526
		Greeting Cards – 0.4%
10,341		American Greetings Corp., Class A	211,887
		Home Building – 0.1%
11,753	[1]	Hovnanian Enterprises, Inc., Class A	51,361
		Home Health Care – 2.3%
28,325	[1]	Amerigroup Corp.	1,012,902
7,001	[1]	LHC Group, Inc.	160,953
		TOTAL	1,173,855
		Home Products – 1.7%
21,333		Tupperware Brands Corp.	840,307
1,127		WD 40 Co.	40,978
		TOTAL	881,285
		Industrial Machinery – 0.4%
5,621		Tennant Co.	210,900
		Internet Services – 0.1%
1,610	[1]	Overstock.com, Inc.	31,830
		Leasing – 0.8%
14,613		Textainer Group Holdings Ltd.	398,935
		Machined Parts Original Equipment Manufacturers – 0.2%
3,196		Applied Industrial Technologies, Inc.	89,488
		Mail Order – 1.0%
14,685	[1]	HSN, Inc.	431,739
4,443	[1]	Systemax, Inc.	72,687
		TOTAL	504,426
		Medical Supplies – 2.9%
9,461	[1]	Emergency Medical Services Corp., Class A	423,285
7,327	[1]	NuVasive, Inc.	240,106
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19

Shares			Value
2,424	[1]	Orthofix International NV	73,399
25,470	[1]	Sirona Dental Systems, Inc.	783,966
		TOTAL	1,520,756
		Medical Technology – 1.3%
6,793	[1]	Integra Lifesciences Corp.	245,431
12,114	[1]	Thoratec Laboratories Corp.	445,553
		TOTAL	690,984
		Metal Fabrication – 1.5%
4,967		Barnes Group, Inc.	91,293
3,044	[1]	Ladish Co., Inc.	89,524
41,484		Worthington Industries, Inc.	594,466
		TOTAL	775,283
		Miscellaneous Components – 1.6%
62,863	[1]	Amkor Technology, Inc.	362,719
22,351	[1]	Applied Micro Circuits Corp.	267,318
10,486	[1]	MKS Instruments, Inc.	225,030
		TOTAL	855,067
		Miscellaneous Food Products – 0.5%
5,893		Diamond Foods, Inc.	262,474
		Miscellaneous Machinery – 1.6%
13,585		Nordson Corp.	856,534
		Miscellaneous Metals – 0.1%
884		AMCOL International Corp.	26,485
		Multi-Industry Capital Goods – 0.2%
3,121		Raven Industries, Inc.	109,329
		Multi-Line Insurance – 0.3%
7,299		FBL Financial Group, Inc., Class A	165,614
		Office Furniture – 0.3%
6,413		HNI Corp.	165,712
		Oil Refiner – 1.5%
30,665		World Fuel Services Corp.	798,823
		Oil Well Supply – 2.2%
16,522		Lufkin Industries, Inc.	679,219
27,741		RPC, Inc.	462,720
		TOTAL	1,141,939
		Paper Products – 0.6%
1,480	[1]	Clearwater Paper Corp.	91,212
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20

Shares			Value
3,682		Rock-Tenn Co.	195,956
		TOTAL	287,168
		Personal Loans – 0.1%
1,558	[1]	World Acceptance Corp.	64,548
		Personnel Agency – 0.3%
2,760		Maximus, Inc.	166,124
		Photo-Optical Component-Equipment – 0.3%
9,610		Cognex Corp.	179,227
		Photography – 0.0%
3,659	[1]	Eastman Kodak Co.	14,526
		Plastic – 0.3%
14,067	[1]	Polyone Corp.	145,031
		Poultry Products – 1.0%
11,609		Sanderson Farms, Inc.	542,721
		Printed Circuit Boards – 1.1%
2,916	[1]	Benchmark Electronics, Inc.	48,697
7,309		Park Electrochemical Corp.	200,559
25,401	[1]	Sanmina-SCI Corp.	319,291
		TOTAL	568,547
		Professional Services – 0.2%
3,572		Corporate Executive Board Co.	100,623
		Recreational Goods – 0.2%
6,918		Sturm Ruger & Co., Inc.	96,852
		Recreational Vehicles – 2.0%
19,812		Brunswick Corp.	335,219
11,614		Polaris Industries, Inc., Class A	693,356
		TOTAL	1,028,575
		Restaurant – 2.2%
12,346	[1]	Cheesecake Factory, Inc.	289,390
1,283	[1]	Chipotle Mexican Grill, Inc.	189,756
4,597		Cracker Barrel Old Country Store, Inc.	225,161
11,505	[1]	DineEquity, Inc.	419,472
		TOTAL	1,123,779
		Roofing & Wallboard – 0.2%
7,021	[1]	Beacon Roofing Supply, Inc.	119,778
		Semiconductor Manufacturing – 3.1%
12,490	[1]	Cavium Networks, Inc.	335,107
27,199	[1]	Cirrus Logic, Inc.	530,381
Annual Shareholder Report
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Shares			Value
25,522	[1]	Integrated Device Technology, Inc.	148,283
25,428		Micrel, Inc.	247,160
3,908	[1]	Rubicon Technology, Inc.	118,217
11,045	[1]	Semtech Corp.	191,962
2,159	[1]	Supertex, Inc.	56,004
		TOTAL	1,627,114
		Semiconductor Manufacturing Equipment – 1.9%
18,172	[1]	Advanced Energy Industries, Inc.	320,009
7,370	[1]	Brooks Automation, Inc.	56,233
14,537	[1]	Veeco Instruments, Inc.	629,452
		TOTAL	1,005,694
		Shoes – 4.9%
10,827		Brown Shoe Co., Inc.	158,291
10,547	[1]	Collective Brands, Inc.	168,963
7,561	[1]	DSW, Inc., Class A	201,198
19,353	[1]	Deckers Outdoor Corp.	984,874
17,138	[1]	Steven Madden Ltd.	662,041
22,105	[1]	Timberland Co., Class A	389,490
		TOTAL	2,564,857
		Software Packaged/Custom – 4.7%
11,949	[1]	Ariba, Inc.	190,825
16,571	[1]	Blue Coat Systems, Inc.	362,905
36,289	[1]	CSG Systems International, Inc.	684,411
2,461	[1]	MicroStrategy, Inc., Class A	204,238
74,910	[1]	Tibco Software, Inc.	1,015,780
		TOTAL	2,458,159
		Specialty Chemicals – 2.8%
3,800		Arch Chemicals, Inc.	130,226
17,060	[1]	Polypore International, Inc.	418,993
31,318	[1]	Rockwood Holdings, Inc.	914,799
		TOTAL	1,464,018
		Specialty Machinery – 0.2%
4,746	[1]	Universal Display Corp.	97,815
		Specialty Retailing – 4.9%
14,553	[1]	Hibbett Sports, Inc.	385,218
11,042	[1]	Kirkland's, Inc.	186,168
31,849		Sothebys Holdings, Inc., Class A	864,063
14,862		Tractor Supply Co.	1,033,058
Annual Shareholder Report
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Shares			Value
3,019	[1]	Vitamin Shoppe Industries, Inc.	82,479
		TOTAL	2,550,986
		Technology Hardware & Equipment – 0.2%
6,560	[1]	Isilon Systems, Inc.	115,062
		Telecommunication Equipment & Services – 4.7%
3,702	[1]	Acme Packet, Inc.	104,618
17,457		Adtran, Inc.	551,292
17,969	[1]	Anixter International, Inc.	868,262
30,475		Plantronics, Inc.	913,336
		TOTAL	2,437,508
		Trucking – 1.4%
3,697		Forward Air Corp.	107,361
15,418	[1]	Old Dominion Freight Lines, Inc.	607,932
		TOTAL	715,293
		Undesignated Consumer Cyclicals – 8.3%
29,912	[1]	Avis Budget Group, Inc.	369,114
6,456	[1]	Capella Education Co.	599,891
6,882	[1]	DG Fastchannel, Inc.	262,411
17,115	[1]	Grand Canyon Education, Inc.	415,381
8,187	[1]	Lincoln Educational Services	172,664
31,789		Nu Skin Enterprises, Inc., Class A	905,351
14,857	[1]	Parexel International Corp.	305,014
11,052	[1]	Universal Technical Institute, Inc.	225,129
30,825	[1]	Wright Express Corp.	1,078,567
		TOTAL	4,333,522
		Undesignated Consumer Staples – 0.5%
3,192	[1]	Medifast, Inc.	96,526
4,084	[1]	USANA, Inc.	171,120
		TOTAL	267,646
		Wireless Communications – 0.1%
1,318	[1]	InterDigital, Inc.	35,968
		TOTAL COMMON STOCKS (IDENTIFIED COST $44,017,814)	51,250,533
Annual Shareholder Report
23

Shares			Value
		MUTUAL FUND – 1.5%
761,970	[2,3]	Federated Prime Value Obligations Fund, Institutional Shares, 0.30% (AT NET ASSET VALUE)	761,970
		TOTAL INVESTMENTS — 100.0% (IDENTIFIED COST $44,779,784)[4]	52,012,503
		OTHER ASSETS AND LIABILITIES - NET — (0.0)%[5]	(6,311)
		TOTAL NET ASSETS — 100%	$52,006,192
1	Non-income producing security.
2	Affiliated company.
3	7-Day net yield.
4	The cost for federal tax purposes amounts to $44,882,534.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2010.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3-significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

As of July 31, 2010, all investments of the Fund utilized Level 1 inputs in valuing the Fund's assets carried at fair value.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report
24

Statement of Assets and Liabilities

July 31, 2010

Assets:
Total investments in securities, at value including $761,970 of investments in an affiliated issuer (Note 5) (identified cost $44,779,784)		$52,012,503
Income receivable		10,594
Receivable for investments sold		1,365,338
Receivable for shares sold		34,939
TOTAL ASSETS		53,423,374
Liabilities:
Payable for investments purchased	$1,191,264
Payable for shares redeemed	93,134
Payable for transfer and dividend disbursing agent fees and expenses	52,711
Payable for distribution services fee (Note 5)	3,169
Payable for shareholder services fee (Note 5)	14,041
Accrued expenses	62,863
TOTAL LIABILITIES		1,417,182
Net assets for 5,923,736 shares outstanding		$52,006,192
Net Assets Consist of:
Paid-in capital		$90,420,574
Net unrealized appreciation of investments		7,232,719
Accumulated net realized loss on investments and foreign currency transactions		(45,647,101)
TOTAL NET ASSETS		$52,006,192
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Statement of Assets and Liabilities — continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($27,038,697 ÷ 3,053,516 shares outstanding), no par value, unlimited shares authorized	$8.85
Offering price per share	$8.85
Redemption proceeds per share	$8.85
Class A Shares:
Net asset value per share ($19,822,382 ÷ 2,266,810 shares outstanding), no par value, unlimited shares authorized	$8.74
Offering price per share (100/94.50 of $8.74)	$9.25
Redemption proceeds per share	$8.74
Class B Shares:
Net asset value per share ($2,350,416 ÷ 271,866 shares outstanding), no par value, unlimited shares authorized	$8.65
Offering price per share	$8.65
Redemption proceeds per share (94.50/100 of $8.65)	$8.17
Class C Shares:
Net asset value per share ($2,794,697 ÷ 331,544 shares outstanding), no par value, unlimited shares authorized	$8.43
Offering price per share	$8.43
Redemption proceeds per share (99.00/100 of $8.43)	$8.35

See Notes which are an integral part of the Financial Statements

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Statement of Operations

Year Ended July 31, 2010

Investment Income:
Dividends (including $2,182 received from an affiliated issuer (Note 5))			$351,395
Expenses:
Investment adviser fee (Note 5)		$695,484
Administrative personnel and services fee (Note 5)		270,000
Custodian fees		30,699
Transfer and dividend disbursing agent fees and expenses		389,816
Directors'/Trustees' fees		1,487
Auditing fees		22,500
Legal fees		6,745
Portfolio accounting fees		79,675
Distribution services fee — Class B Shares (Note 5)		20,077
Distribution services fee — Class C Shares (Note 5)		25,059
Shareholder services fee — Class A Shares (Note 5)		50,968
Shareholder services fee — Class B Shares (Note 5)		6,692
Shareholder services fee — Class C Shares (Note 5)		7,750
Account administration fee — Class A Shares		245
Account administration fee — Class C Shares		205
Share registration costs		57,787
Printing and postage		78,309
Insurance premiums		4,434
Miscellaneous		4,703
TOTAL EXPENSES		1,752,635
Waivers and Reimbursement (Note 5):
Waiver/reimbursement of investment adviser fee	$(680,052)
Waiver of administrative personnel and services fee	(54,393)
TOTAL WAIVERS AND REIMBURSEMENT		(734,445)
Net expenses			1,018,190
Net investment income (loss)			(666,795)
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			10,358,241
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(2,811,790)
Net realized and unrealized gain on investments and foreign currency transactions			7,546,451
Change in net assets resulting from operations			$6,879,656

See Notes which are an integral part of the Financial Statements

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Statement of Changes in Net Assets

Year Ended July 31	2010	2009
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(666,795)	$(752,446)
Net realized gain (loss) on investments and foreign currency transactions	10,358,241	(43,745,847)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(2,811,790)	6,155,270
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	6,879,656	(38,343,023)
Share Transactions:
Proceeds from sale of shares	11,120,568	47,977,404
Cost of shares redeemed	(34,080,159)	(51,913,689)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(22,959,591)	(3,936,285)
Regulatory Settlement Proceeds
Net increase/decrease from regulatory settlement (Note 9)	—	21,744
Change in net assets	(16,079,935)	(42,257,564)
Net Assets:
Beginning of period	68,086,127	110,343,691
End of period	$52,006,192	$68,086,127

See Notes which are an integral part of the Financial Statements

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Notes to Financial Statements

July 31, 2010

1. ORGANIZATION

Federated MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated MDT Small Cap Growth Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Institutional Shares, Class A Shares, Class B Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Institutional Shares are presented separately. The investment objective of the Fund is long-term capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market Annual Shareholder Report
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conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

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The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro-rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended July 31, 2010, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2010, tax years 2007 through 2010 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

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Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended July 31	2010		2009
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	1,036,441	$8,700,812	5,176,597	$39,561,116
Shares redeemed	(2,934,270)	(24,909,022)	(5,561,903)	(39,745,579)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(1,897,829)	$(16,208,210)	(385,306)	$(184,463)
Year Ended July 31	2010		2009
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	220,893	$1,830,136	813,650	$6,394,677
Shares redeemed	(717,292)	(5,945,335)	(805,473)	(6,183,703)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(496,399)	$(4,115,199)	8,177	$210,974
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Year Ended July 31	2010		2009
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	30,468	$256,443	57,338	$513,202
Shares redeemed	(153,798)	(1,269,484)	(507,162)	(4,183,051)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(123,330)	$(1,013,041)	(449,824)	$(3,669,849)
Year Ended July 31	2010		2009
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	41,076	$333,177	201,191	$1,508,409
Shares redeemed	(243,542)	(1,956,318)	(236,842)	(1,801,356)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(202,466)	$(1,623,141)	(35,651)	$(292,947)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(2,720,024)	$(22,959,591)	(862,604)	$(3,936,285)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments for expiration of capital loss carryforwards and net operating loss.

For the year ended July 31, 2010, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(3,126,364)	$666,795	$2,459,569

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

As of July 31, 2010, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$7,129,969
Capital loss carryforwards	$(45,544,351)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2010, the cost of investments for federal tax purposes was $44,882,534. The net unrealized appreciation of investments for federal tax purposes was $7,129,969. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $8,147,282 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,017,313.

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At July 31, 2010, the Fund had a capital loss carryforward of $45,544,351 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:
Expiration Year	Expiration Amount
2016	$202,553
2017	$19,883,715
2018	$25,458,083

Capital loss carryforwards of $2,459,915 expired during the year ended July 31, 2010.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.15% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2010, the Adviser voluntarily waived $679,019 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2010, FAS waived $54,393 of its fee. The net fee paid to FAS was 0.357% of average daily net assets of the Fund. The Fund is currently being charged the minimum administrative fee; therefore the fee as a percentage of average daily net assets is greater than the amounts presented in the chart above.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

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Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2010, FSC retained $3,406 of fees paid by the Fund. For the year ended July 31, 2010, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2010, FSC retained $1,226 in sales charges from the sale of Class A Shares. FSC also retained $5,160 of CDSC relating to redemptions of Class C Shares.

Shareholder Services Fee

The Fund may pay fees (“Service Fees”) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for Service Fees. For the year ended July 31, 2010, FSSC received $1,656 of fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that total annual fund operating expenses (as shown in the financial highlights) paid by the Fund's Institutional Shares, Class A Shares, Class B Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.50%, 1.75%, 2.50% and 2.50% (the “Fee Limit”), respectively, through the later of (the “Termination Date”): (a) September 30, 2010; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

General

Certain Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

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Transactions with Affiliated Companies and Affiliated Holdings

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2010, the Adviser reimbursed $1,033. Transactions with the affiliated company during the year ended July 31, 2010, were as follows:

Affiliate	Balance of Shares Held 7/31/2009	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2010	Value	Dividend Income
Federated Prime Value Obligations Fund, Institutional Shares	1,182,053	15,706,618	16,126,701	761,970	$761,970	$2,182

6. Investment TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2010, were as follows:

Purchases	$83,559,212
Sales	$106,725,934

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of July 31, 2010, there were no outstanding loans. During the year ended July 31, 2010, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of July 31, 2010, there were no outstanding loans. During the year ended July 31, 2010, the program was not utilized.

9. REGULATORY SETTLEMENT PROCEEDS

During the year ended July 31, 2009, the Fund received $21,744 in settlement of administrative proceedings against other unaffiliated third parties involving findings by the SEC of market timing and/or late trading of mutual funds. The settlement was recorded as an increase to paid-in capital.

10. Legal Proceedings

Since October 2003, Federated Investors, Inc. and related entities (collectively, “Federated”), and various Federated sponsored mutual funds (“Federated Funds”) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of certain Federated Funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated Annual Shareholder Report
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engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated without admitting the validity of any claim has reached a preliminary settlement with the Plaintiffs in these cases. Any settlement would have to be approved by the Court. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania. These lawsuits have been consolidated into a single action alleging excessive advisory fees involving one of the Federated Funds. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel, have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek monetary damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the allegations in these matters will not result in increased redemptions, or reduced sales, of shares of the Federated Funds or other adverse consequences for the Federated Funds.

11. Subsequent events

Management has evaluated subsequent events through the date the financial statements were issued, and determined that no events have occurred that require additional disclosure.

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Report of Independent Registered Public Accounting Firm

TO THE BOARD OF trustees OF Federated MDt series AND SHAREHOLDERS OF federated mdt Small cap growth fund:

We have audited the accompanying statement of assets and liabilities of Federated MDT Small Cap Growth Fund (the “Fund”) (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Small Cap Growth Fund, a portfolio of Federated MDT Series, at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 20, 2010

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Board of Trustees and Trust Officers

The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2009, the Trust comprised eight portfolio(s), and the Federated Fund Family consisted of 43 investment companies (comprising 145 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

Interested TRUSTEES Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Began serving: June 2006	Principal Occupations: Principal Executive Officer and President of the Federated Fund Family; Director or Trustee of some of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
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INDEPENDENT TRUSTEES Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Conroy, Jr., Ph.D. Birth Date: June 23, 1937 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.
Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.
Qualifications: Business management and director experience.
Nicholas P. Constantakis, CPA Birth Date: September 3, 1939 Trustee Began serving: June 2006	Principal Occupation: Director or Trustee of the Federated Fund Family.
Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).
Previous Position: Partner, Andersen Worldwide SC.
Qualifications: Public accounting and director experience.
John F. Cunningham Birth Date: March 5, 1943 Trustee Began serving: June 2006	Principal Occupation: Director or Trustee of the Federated Fund Family.
Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.
Previous Position: Pennsylvania Superior Court Judge.
Qualifications: Legal and director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: June 2006	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
Other Directorship Held: Board of Overseers, Babson College.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Family; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management, public accounting and director experience.
R. James Nicholson Birth Date: February 4, 1938 Trustee Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Family; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.
Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
Qualifications: Legal, government, business management and mutual fund director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
James F. Will Birth Date: October 12, 1938 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chancellor and President, Saint Vincent College.
Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.
Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.
Qualifications: Business management, education and director experience.
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OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: May 2006	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: May 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: June 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

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Evaluation and Approval of Advisory Contract - May 2010

Federated MDT Small Cap Growth Fund (the “Fund”)

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2010. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services (if any) received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

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The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be relevant, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar Annual Shareholder Report
45

mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant in judging the reasonableness of proposed fees. He also observed that certain funds may exhibit important differences in their objectives and management techniques when compared to other funds placed in the same peer group by ranking organizations, noting in this connection that the Fund's quantitative investment program is of such a type.

The Fund's performance fell below the median of the relevant peer group for both the one- and three-year periods covered by the report. In addition, the Board was informed by the Adviser that, for the same periods, the Fund underperformed its benchmark index for the one-year period and underperformed its benchmark index for the three-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts Annual Shareholder Report
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(e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

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The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

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Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's website at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Portfolio Holdings” link.

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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated MDT Small Cap Growth Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R775
Cusip 31421R676
Cusip 31421R767

37313 (9/10)

Federated is a registered mark of Federated Investors, Inc.
2010  © Federated Investors, Inc.

Federated MDT Small Cap Growth Fund

A Portfolio of Federated MDT Series

ANNUAL SHAREHOLDER REPORT

July 31, 2010

Institutional Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS

EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Financial Highlights - Institutional Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended July 31,				Period Ended 7/31/2006[2]
	2010	2009	2008	2007[1]
Net Asset Value, Beginning of Period	$7.93	$11.66	$13.02	$10.61	$10.00
Income From Investment Operations:
Net investment income (loss)	(0.08)[3]	(0.06)[3]	(0.11)[3]	(0.13)[3]	(0.13)[3]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.00	(3.67)	(1.18)	2.54	0.74
TOTAL FROM INVESTMENT OPERATIONS	0.92	(3.73)	(1.29)	2.41	0.61
Less Distributions:
Distributions from net realized gain on investments	—	—	(0.07)	—	—
Regulatory Settlement Proceeds	—	0.00[4]	—	—	—
Net Asset Value, End of Period	$8.85	$7.93	$11.66	$13.02	$10.61
Total Return[5]	11.60%	(31.99)%	(9.99)%	22.71%	6.10%
Ratios to Average Net Assets:
Net expenses	1.50%	1.50%	1.50%	1.50%	1.77%[6]
Net investment income (loss)	(0.92)%	(0.80)%	(0.91)%	(1.03)%	(1.25)%[6]
Expense waiver/reimbursement[7]	1.22%	1.02%	1.09%	5.58%	25.65%[6]
Supplemental Data:
Net assets, end of period (000 omitted)	$27,039	$39,246	$62,209	$16,245	$227
Portfolio turnover	142%	244%	212%	157%	157%
1	MDT Small Cap Growth Fund (the “Predecessor Fund”) was reorganized into Federated MDT Small Cap Growth Fund (the “Fund”) as of the close of business on December 8, 2006. Prior to the reorganization, the Fund had no investment operations. The Fund is the successor to the Predecessor Fund. The performance information and financial information presented incorporates the operations of the Predecessor Fund, which, as a result of the reorganization, are the Fund's operations.
2	Reflects operations for the period from September 15, 2005 (date of initial investment) to July 31, 2006.
3	Per share numbers have been calculated using the average shares method.
4	Represents less than $0.01.
5	Based on net asset value. Total returns for periods of less than one year are not annualized.
6	Computed on an annualized basis.
7	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

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Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2010 to July 31, 2010.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 2/1/2010	Ending Account Value 7/31/2010	Expenses Paid During Period[1]
Actual	$1,000	$1,099.40	$7.81
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,017.36	$7.50
1	Expenses are equal to the Fund's annualized net expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period).
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Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Management's Discussion of Fund Performance (Unaudited)

The fund's total return, based on net asset value, for the fiscal year ended July 31, 2010 was 11.60% for the fund's Institutional Shares.1 The total returns of the Russell 2000® Growth Index,2 the fund's benchmark, and the Lipper Small-Cap Growth Funds Index3 were 16.71% and 16.56%, respectively, for the reporting period. The fund's shares total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Russell index.

1	Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.
2	Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and investments cannot be made in an index.
3	Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
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MARKET OVERVIEW

Over the 12-month reporting period ended July 31, 2010, domestic equity market performance was positive if somewhat erratic as expectations for economic growth improved before subsequently tailing off. The Russell 3000® Index4 finished the period up a solid 14.82%. Mid-cap stocks led the way as demonstrated by the 23.21% return of the Russell Midcap® Index5 which exceeded the 11.27%, and 18.43% results for the Russell Top 200® Index,6 representing large-cap stocks, and the Russell 2000® Index,7 representing small-cap stocks, respectively. Value stocks outperformed growth stocks during the year with the Russell 3000® Value Index8 returning 15.78% as compared to 13.88% for the Russell 3000® Growth Index.9 The best performing sectors in the fund's benchmark, the Russell 2000® Growth Index, during the period were Consumer Discretionary (+29.67%), Consumer Staples (+27.42%) and Materials (+25.63%). Underperforming sectors included Utilities (-2.12%), Health Care (+5.58%) and Telecommunications Services (+5.69%).

4	Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market. The index is unmanaged and investments cannot be made in an index.
5	Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 27% of the total market capitalization of the Russell 1000® Index. The index is unmanaged and investments cannot be made in an index.
6	Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 1000® Index, which represent approximately 65% of the total market capitalization of the Russell 1000® Index. The index is unmanaged and investments cannot be made in an index.
7	Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represent approximately 8% of the total market capitalization of the Russell 3000® Index. The index is unmanaged and investments cannot be made in an index.
8	Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes. The index is unmanaged and investments cannot be made in an index.
9	Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes. The index is unmanaged and investments cannot be made in an index.
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4

FUND PERFORMANCE

The most significant positive factor in the fund's performance relative to the Russell 2000® Growth Index was an overweight in the Consumer Discretionary sector. Additionally, an underweight in the Health Care sector contributed significantly as a positive factor in the fund's performance. Individual stocks contributing to the Fund's performance relative to the Russell 2000® Growth Index included: semiconductor manufacturer, Veeco Instruments Incorporated; outdoor outfitter, Deckers Outdoor Corporation; shoe designer, Steve Madden Ltd.; and marketing company, Valassis Communications Incorporated.

The most significant negative factor in the fund's performance relative to the Russell 2000® Growth Index was stock selection in the Information Technology sector. Stock selection in the Consumer Discretionary, Health Care, and Industrials sectors also detracted significantly. Individual stocks detracting from the Fund's performance relative to the Russell 2000® Growth Index included: data storage manufacturer, STEC Incorporated; home health care provider, Amedysis Incorporated; and medical instrument manufacturer, Thoratec Corporation.

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5

GROWTH OF A $10,000 INVESTMENT - INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated MDT Small Cap Growth Fund2 (Institutional Shares) (the “Fund”) from September 15, 2005 (start of performance) to July 31, 2010, compared to the Russell 2000® Growth Index (Russell 2000® Growth)3 and the Lipper Small-Cap Growth Funds Index.4

Average Annual Total Returns for the Period Ended 7/31/2010
1 Year	11.60%
Start of Performance (9/15/2005)	-2.37%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1	Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000® Growth and the Lipper Small-Cap Growth Funds Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The Fund is the successor to the MDT Small Cap Growth Fund pursuant to a reorganization that took place on December 8, 2006. Prior to that date, the Fund had no investment operations. Accordingly, the performance information shown for periods prior to that date is that of the MDT Small Cap Growth Fund.
3	The Russell 2000® Growth is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
4	Lipper indices are equally weighted indices of the largest mutual funds within their respective investment objectives. Returns are adjusted for the reinvestment of capital gains distributions and income dividends.
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6

Portfolio of Investments Summary Table (unaudited)

At July 31, 2010, the Fund's industry composition1 was as follows:

Industry Composition	Percentage of Total Net Assets
Undesignated Consumer Cyclicals	8.3%
Clothing Stores	5.8%
Shoes	4.9%
Specialty Retailing	4.9%
Software Packaged/Custom	4.7%
Telecommunication Equipment & Services	4.7%
Semiconductor Manufacturing	3.1%
Medical Supplies	2.9%
Electrical Equipment	2.8%
Specialty Chemicals	2.8%
Financial Services	2.4%
Home Health Care	2.3%
Oil Well Supply	2.2%
Restaurant	2.2%
Recreational Vehicles	2.0%
Semiconductor Manufacturing Equipment	1.9%
Electronic Instruments	1.8%
Home Products	1.7%
Airline - Regional	1.6%
Commodity Chemicals	1.6%
Miscellaneous Components	1.6%
Miscellaneous Machinery	1.6%
Apparel	1.5%
Cosmetics & Toiletries	1.5%
Discount Department Stores	1.5%
Metal Fabrication	1.5%
Oil Refiner	1.5%
Furniture	1.4%
Trucking	1.4%
Medical Technology	1.3%
Computer Peripherals	1.2%
Defense Aerospace	1.2%
Printed Circuit Boards	1.1%
Mail Order	1.0%
Poultry Products	1.0%
Other[2]	13.6%
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7

Industry Composition	Percentage of Total Net Assets
Cash Equivalents[3]	1.5%
Other Assets and Liabilities — Net[4]	(0.0)%[5]
TOTAL	100.0%
1	Except for Cash Equivalents and Other Assets and Liabilities, industry classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	For purposes of this table, industry classifications which constitute less than 1.0% of the Fund's total net assets have been aggregated under the designation “Other”.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
5	Represents less than 0.1%.
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8

Portfolio of Investments

July 31, 2010

Shares			Value
		COMMON STOCKS – 98.5%
		Airline - Regional – 1.6%
16,587	[1]	Alaska Air Group, Inc.	855,723
		Apparel – 1.5%
19,452	[1]	Carter's, Inc.	471,517
8,716	[1]	Maidenform Brands, Inc.	216,418
5,023	[1]	Volcom, Inc.	81,724
		TOTAL	769,659
		Auto Original Equipment Manufacturers – 0.1%
1,184		Sun Hydraulics Corp.	30,535
		Auto Rentals – 0.4%
15,123	[1]	United Rentals, Inc.	199,321
		Beer – 0.9%
6,466	[1]	The Boston Beer Co., Inc., Class A	448,482
		Biotechnology – 0.8%
11,951	[1]	Nektar Therapeutics	156,080
10,949	[1]	Questcor Pharmaceuticals, Inc.	123,176
5,205	[1]	Regeneron Pharmaceuticals, Inc.	125,909
		TOTAL	405,165
		Broadcasting – 0.4%
4,363	[1]	Loral Space & Communications Ltd.	208,726
		Building Materials – 0.2%
4,949		Quanex Building Products Corp.	87,053
		Building Products – 0.9%
18,066		Simpson Manufacturing Co., Inc.	465,922
		Business Services – 0.5%
5,322	[1]	OpenTable, Inc.	237,893
		Carpets – 0.3%
13,089		Interface, Inc.	162,696
		Clothing Stores – 5.8%
22,569	[1]	AnnTaylor Stores Corp.	395,860
7,182		Cato Corp., Class A	167,197
7,772	[1]	Children's Place Retail Stores, Inc.	325,258
24,796	[1]	Fossil, Inc.	981,922
12,040	[1]	J. Crew Group, Inc.	428,985
12,410	[1]	Jos A. Bank Clothiers, Inc.	728,219
		TOTAL	3,027,441
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9

Shares			Value
		Commodity Chemicals – 1.6%
7,609		Newmarket Corp.	815,609
		Computer Peripherals – 1.2%
17,822	[1]	Aruba Networks, Inc.	302,618
9,834	[1]	Synaptics, Inc.	307,804
		TOTAL	610,422
		Computer Services – 0.6%
7,472	[1]	Manhattan Associates, Inc.	200,698
10,114	[1]	Xyratex Ltd.	131,381
		TOTAL	332,079
		Construction Machinery – 0.4%
2,498		NACCO Industries, Inc., Class A	222,422
		Cosmetics & Toiletries – 1.5%
12,817	[1]	Sally Beauty Holdings, Inc.	121,249
25,830	[1]	Ulta Salon Cosmetics & Fragrance, Inc.	652,466
		TOTAL	773,715
		Crude Oil & Gas Production – 0.4%
825	[1]	Clayton Williams Energy, Inc.	36,721
13,032	[1]	Gulfport Energy Corp.	170,198
		TOTAL	206,919
		Defense Aerospace – 1.2%
31,988	[1]	Hexcel Corp.	597,856
		Discount Department Stores – 1.5%
46,353	[1]	99 Cents Only Stores	770,387
830		Pricesmart, Inc.	23,240
		TOTAL	793,627
		Diversified Leisure – 0.8%
8,743	[1]	Coinstar, Inc.	397,807
		Electrical Equipment – 2.8%
20,357		Baldor Electric Co.	778,044
5,812		Belden, Inc.	138,849
6,682	[1]	Littelfuse, Inc.	237,946
5,970		Smith (A.O.) Corp.	326,440
		TOTAL	1,481,279
		Electronic Instruments – 1.8%
3,661	[1]	Faro Technologies, Inc.	75,307
12,180	[1]	Hittite Microwave Corp.	559,793
6,190	[1]	iRobot Corp.	126,028
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10

Shares			Value
14,846	[1]	Power-One, Inc.	184,536
		TOTAL	945,664
		Financial Services – 2.4%
3,922	[1]	America's Car-Mart, Inc.	91,304
24,244		Deluxe Corp.	498,942
30,023	[1]	Verifone Systems, Inc.	656,903
		TOTAL	1,247,149
		Furniture – 1.4%
24,217	[1]	Tempur-Pedic International, Inc.	742,735
		Generic Drugs – 0.3%
9,184	[1]	Impax Laboratories, Inc.	150,526
		Greeting Cards – 0.4%
10,341		American Greetings Corp., Class A	211,887
		Home Building – 0.1%
11,753	[1]	Hovnanian Enterprises, Inc., Class A	51,361
		Home Health Care – 2.3%
28,325	[1]	Amerigroup Corp.	1,012,902
7,001	[1]	LHC Group, Inc.	160,953
		TOTAL	1,173,855
		Home Products – 1.7%
21,333		Tupperware Brands Corp.	840,307
1,127		WD 40 Co.	40,978
		TOTAL	881,285
		Industrial Machinery – 0.4%
5,621		Tennant Co.	210,900
		Internet Services – 0.1%
1,610	[1]	Overstock.com, Inc.	31,830
		Leasing – 0.8%
14,613		Textainer Group Holdings Ltd.	398,935
		Machined Parts Original Equipment Manufacturers – 0.2%
3,196		Applied Industrial Technologies, Inc.	89,488
		Mail Order – 1.0%
14,685	[1]	HSN, Inc.	431,739
4,443	[1]	Systemax, Inc.	72,687
		TOTAL	504,426
		Medical Supplies – 2.9%
9,461	[1]	Emergency Medical Services Corp., Class A	423,285
7,327	[1]	NuVasive, Inc.	240,106
Annual Shareholder Report
11

Shares			Value
2,424	[1]	Orthofix International NV	73,399
25,470	[1]	Sirona Dental Systems, Inc.	783,966
		TOTAL	1,520,756
		Medical Technology – 1.3%
6,793	[1]	Integra Lifesciences Corp.	245,431
12,114	[1]	Thoratec Laboratories Corp.	445,553
		TOTAL	690,984
		Metal Fabrication – 1.5%
4,967		Barnes Group, Inc.	91,293
3,044	[1]	Ladish Co., Inc.	89,524
41,484		Worthington Industries, Inc.	594,466
		TOTAL	775,283
		Miscellaneous Components – 1.6%
62,863	[1]	Amkor Technology, Inc.	362,719
22,351	[1]	Applied Micro Circuits Corp.	267,318
10,486	[1]	MKS Instruments, Inc.	225,030
		TOTAL	855,067
		Miscellaneous Food Products – 0.5%
5,893		Diamond Foods, Inc.	262,474
		Miscellaneous Machinery – 1.6%
13,585		Nordson Corp.	856,534
		Miscellaneous Metals – 0.1%
884		AMCOL International Corp.	26,485
		Multi-Industry Capital Goods – 0.2%
3,121		Raven Industries, Inc.	109,329
		Multi-Line Insurance – 0.3%
7,299		FBL Financial Group, Inc., Class A	165,614
		Office Furniture – 0.3%
6,413		HNI Corp.	165,712
		Oil Refiner – 1.5%
30,665		World Fuel Services Corp.	798,823
		Oil Well Supply – 2.2%
16,522		Lufkin Industries, Inc.	679,219
27,741		RPC, Inc.	462,720
		TOTAL	1,141,939
		Paper Products – 0.6%
1,480	[1]	Clearwater Paper Corp.	91,212
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12

Shares			Value
3,682		Rock-Tenn Co.	195,956
		TOTAL	287,168
		Personal Loans – 0.1%
1,558	[1]	World Acceptance Corp.	64,548
		Personnel Agency – 0.3%
2,760		Maximus, Inc.	166,124
		Photo-Optical Component-Equipment – 0.3%
9,610		Cognex Corp.	179,227
		Photography – 0.0%
3,659	[1]	Eastman Kodak Co.	14,526
		Plastic – 0.3%
14,067	[1]	Polyone Corp.	145,031
		Poultry Products – 1.0%
11,609		Sanderson Farms, Inc.	542,721
		Printed Circuit Boards – 1.1%
2,916	[1]	Benchmark Electronics, Inc.	48,697
7,309		Park Electrochemical Corp.	200,559
25,401	[1]	Sanmina-SCI Corp.	319,291
		TOTAL	568,547
		Professional Services – 0.2%
3,572		Corporate Executive Board Co.	100,623
		Recreational Goods – 0.2%
6,918		Sturm Ruger & Co., Inc.	96,852
		Recreational Vehicles – 2.0%
19,812		Brunswick Corp.	335,219
11,614		Polaris Industries, Inc., Class A	693,356
		TOTAL	1,028,575
		Restaurant – 2.2%
12,346	[1]	Cheesecake Factory, Inc.	289,390
1,283	[1]	Chipotle Mexican Grill, Inc.	189,756
4,597		Cracker Barrel Old Country Store, Inc.	225,161
11,505	[1]	DineEquity, Inc.	419,472
		TOTAL	1,123,779
		Roofing & Wallboard – 0.2%
7,021	[1]	Beacon Roofing Supply, Inc.	119,778
		Semiconductor Manufacturing – 3.1%
12,490	[1]	Cavium Networks, Inc.	335,107
27,199	[1]	Cirrus Logic, Inc.	530,381
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13

Shares			Value
25,522	[1]	Integrated Device Technology, Inc.	148,283
25,428		Micrel, Inc.	247,160
3,908	[1]	Rubicon Technology, Inc.	118,217
11,045	[1]	Semtech Corp.	191,962
2,159	[1]	Supertex, Inc.	56,004
		TOTAL	1,627,114
		Semiconductor Manufacturing Equipment – 1.9%
18,172	[1]	Advanced Energy Industries, Inc.	320,009
7,370	[1]	Brooks Automation, Inc.	56,233
14,537	[1]	Veeco Instruments, Inc.	629,452
		TOTAL	1,005,694
		Shoes – 4.9%
10,827		Brown Shoe Co., Inc.	158,291
10,547	[1]	Collective Brands, Inc.	168,963
7,561	[1]	DSW, Inc., Class A	201,198
19,353	[1]	Deckers Outdoor Corp.	984,874
17,138	[1]	Steven Madden Ltd.	662,041
22,105	[1]	Timberland Co., Class A	389,490
		TOTAL	2,564,857
		Software Packaged/Custom – 4.7%
11,949	[1]	Ariba, Inc.	190,825
16,571	[1]	Blue Coat Systems, Inc.	362,905
36,289	[1]	CSG Systems International, Inc.	684,411
2,461	[1]	MicroStrategy, Inc., Class A	204,238
74,910	[1]	Tibco Software, Inc.	1,015,780
		TOTAL	2,458,159
		Specialty Chemicals – 2.8%
3,800		Arch Chemicals, Inc.	130,226
17,060	[1]	Polypore International, Inc.	418,993
31,318	[1]	Rockwood Holdings, Inc.	914,799
		TOTAL	1,464,018
		Specialty Machinery – 0.2%
4,746	[1]	Universal Display Corp.	97,815
		Specialty Retailing – 4.9%
14,553	[1]	Hibbett Sports, Inc.	385,218
11,042	[1]	Kirkland's, Inc.	186,168
31,849		Sothebys Holdings, Inc., Class A	864,063
14,862		Tractor Supply Co.	1,033,058
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14

Shares			Value
3,019	[1]	Vitamin Shoppe Industries, Inc.	82,479
		TOTAL	2,550,986
		Technology Hardware & Equipment – 0.2%
6,560	[1]	Isilon Systems, Inc.	115,062
		Telecommunication Equipment & Services – 4.7%
3,702	[1]	Acme Packet, Inc.	104,618
17,457		Adtran, Inc.	551,292
17,969	[1]	Anixter International, Inc.	868,262
30,475		Plantronics, Inc.	913,336
		TOTAL	2,437,508
		Trucking – 1.4%
3,697		Forward Air Corp.	107,361
15,418	[1]	Old Dominion Freight Lines, Inc.	607,932
		TOTAL	715,293
		Undesignated Consumer Cyclicals – 8.3%
29,912	[1]	Avis Budget Group, Inc.	369,114
6,456	[1]	Capella Education Co.	599,891
6,882	[1]	DG Fastchannel, Inc.	262,411
17,115	[1]	Grand Canyon Education, Inc.	415,381
8,187	[1]	Lincoln Educational Services	172,664
31,789		Nu Skin Enterprises, Inc., Class A	905,351
14,857	[1]	Parexel International Corp.	305,014
11,052	[1]	Universal Technical Institute, Inc.	225,129
30,825	[1]	Wright Express Corp.	1,078,567
		TOTAL	4,333,522
		Undesignated Consumer Staples – 0.5%
3,192	[1]	Medifast, Inc.	96,526
4,084	[1]	USANA, Inc.	171,120
		TOTAL	267,646
		Wireless Communications – 0.1%
1,318	[1]	InterDigital, Inc.	35,968
		TOTAL COMMON STOCKS (IDENTIFIED COST $44,017,814)	51,250,533
Annual Shareholder Report
15

Shares			Value
		MUTUAL FUND – 1.5%
761,970	[2,3]	Federated Prime Value Obligations Fund, Institutional Shares, 0.30% (AT NET ASSET VALUE)	761,970
		TOTAL INVESTMENTS — 100.0% (IDENTIFIED COST $44,779,784)[4]	52,012,503
		OTHER ASSETS AND LIABILITIES - NET — (0.0)%[5]	(6,311)
		TOTAL NET ASSETS — 100%	$52,006,192
1	Non-income producing security.
2	Affiliated company.
3	7-Day net yield.
4	The cost for federal tax purposes amounts to $44,882,534.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at July 31, 2010.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

As of July 31, 2010, all investments of the Fund utilized Level 1 inputs in valuing the Fund's assets carried at fair value.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report
16

Statement of Assets and Liabilities

July 31, 2010

Assets:
Total investments in securities, at value including $761,970 of investments in an affiliated issuer (Note 5) (identified cost $44,779,784)		$52,012,503
Income receivable		10,594
Receivable for investments sold		1,365,338
Receivable for shares sold		34,939
TOTAL ASSETS		53,423,374
Liabilities:
Payable for investments purchased	$1,191,264
Payable for shares redeemed	93,134
Payable for transfer and dividend disbursing agent fees and expenses	52,711
Payable for distribution services fee (Note 5)	3,169
Payable for shareholder services fee (Note 5)	14,041
Accrued expenses	62,863
TOTAL LIABILITIES		1,417,182
Net assets for 5,923,736 shares outstanding		$52,006,192
Net Assets Consist of:
Paid-in capital		$90,420,574
Net unrealized appreciation of investments		7,232,719
Accumulated net realized loss on investments and foreign currency transactions		(45,647,101)
TOTAL NET ASSETS		$52,006,192
Annual Shareholder Report
17

Statement of Assets and Liabilities — continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($27,038,697 ÷ 3,053,516 shares outstanding), no par value, unlimited shares authorized	$8.85
Offering price per share	$8.85
Redemption proceeds per share	$8.85
Class A Shares:
Net asset value per share ($19,822,382 ÷ 2,266,810 shares outstanding), no par value, unlimited shares authorized	$8.74
Offering price per share (100/94.50 of $8.74)	$9.25
Redemption proceeds per share	$8.74
Class B Shares:
Net asset value per share ($2,350,416 ÷ 271,866 shares outstanding), no par value, unlimited shares authorized	$8.65
Offering price per share	$8.65
Redemption proceeds per share (94.50/100 of $8.65)	$8.17
Class C Shares:
Net asset value per share ($2,794,697 ÷ 331,544 shares outstanding), no par value, unlimited shares authorized	$8.43
Offering price per share	$8.43
Redemption proceeds per share (99.00/100 of $8.43)	$8.35

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report
18

Statement of Operations

Year Ended July 31, 2010

Investment Income:
Dividends (including $2,182 received from an affiliated issuer (Note 5))			$351,395
Expenses:
Investment adviser fee (Note 5)		$695,484
Administrative personnel and services fee (Note 5)		270,000
Custodian fees		30,699
Transfer and dividend disbursing agent fees and expenses		389,816
Directors'/Trustees' fees		1,487
Auditing fees		22,500
Legal fees		6,745
Portfolio accounting fees		79,675
Distribution services fee — Class B Shares (Note 5)		20,077
Distribution services fee — Class C Shares (Note 5)		25,059
Shareholder services fee — Class A Shares (Note 5)		50,968
Shareholder services fee — Class B Shares (Note 5)		6,692
Shareholder services fee — Class C Shares (Note 5)		7,750
Account administration fee — Class A Shares		245
Account administration fee — Class C Shares		205
Share registration costs		57,787
Printing and postage		78,309
Insurance premiums		4,434
Miscellaneous		4,703
TOTAL EXPENSES		1,752,635
Waivers and Reimbursement (Note 5):
Waiver/reimbursement of investment adviser fee	$(680,052)
Waiver of administrative personnel and services fee	(54,393)
TOTAL WAIVERS AND REIMBURSEMENT		(734,445)
Net expenses			1,018,190
Net investment income (loss)			(666,795)
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			10,358,241
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(2,811,790)
Net realized and unrealized gain on investments and foreign currency transactions			7,546,451
Change in net assets resulting from operations			$6,879,656

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report
19

Statement of Changes in Net Assets

Year Ended July 31	2010	2009
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(666,795)	$(752,446)
Net realized gain (loss) on investments and foreign currency transactions	10,358,241	(43,745,847)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(2,811,790)	6,155,270
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	6,879,656	(38,343,023)
Share Transactions:
Proceeds from sale of shares	11,120,568	47,977,404
Cost of shares redeemed	(34,080,159)	(51,913,689)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(22,959,591)	(3,936,285)
Regulatory Settlement Proceeds
Net increase/decrease from regulatory settlement (Note 9)	—	21,744
Change in net assets	(16,079,935)	(42,257,564)
Net Assets:
Beginning of period	68,086,127	110,343,691
End of period	$52,006,192	$68,086,127

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report
20

Notes to Financial Statements

July 31, 2010

1. ORGANIZATION

Federated MDT Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated MDT Small Cap Growth Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Institutional Shares, Class A Shares, Class B Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Class A Shares, Class B Shares and Class C Shares are presented separately. The investment objective of the Fund is long-term capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the “Trustees”).
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and Annual Shareholder Report
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type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

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The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro-rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended July 31, 2010, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of July 31, 2010, tax years 2007 through 2010 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

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Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

Year Ended July 31	2010		2009
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	1,036,441	$8,700,812	5,176,597	$39,561,116
Shares redeemed	(2,934,270)	(24,909,022)	(5,561,903)	(39,745,579)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(1,897,829)	$(16,208,210)	(385,306)	$(184,463)
Year Ended July 31	2010		2009
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	220,893	$1,830,136	813,650	$6,394,677
Shares redeemed	(717,292)	(5,945,335)	(805,473)	(6,183,703)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(496,399)	$(4,115,199)	8,177	$210,974
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Year Ended July 31	2010		2009
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	30,468	$256,443	57,338	$513,202
Shares redeemed	(153,798)	(1,269,484)	(507,162)	(4,183,051)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(123,330)	$(1,013,041)	(449,824)	$(3,669,849)
Year Ended July 31	2010		2009
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	41,076	$333,177	201,191	$1,508,409
Shares redeemed	(243,542)	(1,956,318)	(236,842)	(1,801,356)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(202,466)	$(1,623,141)	(35,651)	$(292,947)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(2,720,024)	$(22,959,591)	(862,604)	$(3,936,285)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments for expiration of capital loss carryforwards and net operating loss.

For the year ended July 31, 2010, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(3,126,364)	$666,795	$2,459,569

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

As of July 31, 2010, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$7,129,969
Capital loss carryforwards	$(45,544,351)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At July 31, 2010, the cost of investments for federal tax purposes was $44,882,534. The net unrealized appreciation of investments for federal tax purposes was $7,129,969. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $8,147,282 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,017,313.

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At July 31, 2010, the Fund had a capital loss carryforward of $45,544,351 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:
Expiration Year	Expiration Amount
2016	$202,553
2017	$19,883,715
2018	$25,458,083

Capital loss carryforwards of $2,459,915 expired during the year ended July 31, 2010.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated MDTA LLC is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.15% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2010, the Adviser voluntarily waived $679,019 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended July 31, 2010, FAS waived $54,393 of its fee. The net fee paid to FAS was 0.357% of average daily net assets of the Fund. The Fund is currently being charged the minimum administrative fee; therefore the fee as a percentage of average daily net assets is greater than the amounts presented in the chart above.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

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Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended July 31, 2010, FSC retained $3,406 of fees paid by the Fund. For the year ended July 31, 2010, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended July 31, 2010, FSC retained $1,226 in sales charges from the sale of Class A Shares. FSC also retained $5,160 of CDSC relating to redemptions of Class C Shares.

Shareholder Services Fee

The Fund may pay fees (“Service Fees”) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for Service Fees. For the year ended July 31, 2010, FSSC received $1,656 of fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that total annual fund operating expenses (as shown in the financial highlights) paid by the Fund's Institutional Shares, Class A Shares, Class B Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.50%, 1.75%, 2.50% and 2.50% (the “Fee Limit”), respectively, through the later of (the “Termination Date”): (a) September 30, 2010; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

General

Certain Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

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Transactions with Affiliated Companies and Affiliated Holdings

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended July 31, 2010, the Adviser reimbursed $1,033. Transactions with the affiliated company during the year ended July 31, 2010, were as follows:

Affiliate	Balance of Shares Held 7/31/2009	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 7/31/2010	Value	Dividend Income
Federated Prime Value Obligations Fund, Institutional Shares	1,182,053	15,706,618	16,126,701	761,970	$761,970	$2,182

6. Investment TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended July 31, 2010, were as follows:

Purchases	$83,559,212
Sales	$106,725,934

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of July 31, 2010, there were no outstanding loans. During the year ended July 31, 2010, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of July 31, 2010, there were no outstanding loans. During the year ended July 31, 2010, the program was not utilized.

9. REGULATORY SETTLEMENT PROCEEDS

During the year ended July 31, 2009, the Fund received $21,744 in settlement of administrative proceedings against other unaffiliated third parties involving findings by the SEC of market timing and/or late trading of mutual funds. The settlement was recorded as an increase to paid-in capital.

10. Legal Proceedings

Since October 2003, Federated Investors, Inc. and related entities (collectively, “Federated”), and various Federated sponsored mutual funds (“Federated Funds”) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of certain Federated Funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated Annual Shareholder Report
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engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated without admitting the validity of any claim has reached a preliminary settlement with the Plaintiffs in these cases. Any settlement would have to be approved by the Court. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania. These lawsuits have been consolidated into a single action alleging excessive advisory fees involving one of the Federated Funds. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel, have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek monetary damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the allegations in these matters will not result in increased redemptions, or reduced sales, of shares of the Federated Funds or other adverse consequences for the Federated Funds.

11. Subsequent events

Management has evaluated subsequent events through the date the financial statements were issued, and determined that no events have occurred that require additional disclosure.

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Report of Independent Registered Public Accounting Firm

TO THE BOARD OF trustees OF Federated MDt series AND SHAREHOLDERS OF federated mdt Small cap growth fund:

We have audited the accompanying statement of assets and liabilities of Federated MDT Small Cap Growth Fund (the “Fund”) (one of the portfolios constituting Federated MDT Series), including the portfolio of investments, as of July 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated MDT Small Cap Growth Fund, a portfolio of Federated MDT Series, at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 20, 2010

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Board of Trustees and Trust Officers

The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2009, the Trust comprised eight portfolio(s), and the Federated Fund Family consisted of 43 investment companies (comprising 145 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

Interested TRUSTEES Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Began serving: June 2006	Principal Occupations: Principal Executive Officer and President of the Federated Fund Family; Director or Trustee of some of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
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INDEPENDENT TRUSTEES Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Conroy, Jr., Ph.D. Birth Date: June 23, 1937 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.
Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.
Qualifications: Business management and director experience.
Nicholas P. Constantakis, CPA Birth Date: September 3, 1939 Trustee Began serving: June 2006	Principal Occupation: Director or Trustee of the Federated Fund Family.
Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).
Previous Position: Partner, Andersen Worldwide SC.
Qualifications: Public accounting and director experience.
John F. Cunningham Birth Date: March 5, 1943 Trustee Began serving: June 2006	Principal Occupation: Director or Trustee of the Federated Fund Family.
Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.
Previous Position: Pennsylvania Superior Court Judge.
Qualifications: Legal and director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Peter E. Madden Birth Date: March 16, 1942 Trustee Began serving: June 2006	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.
Other Directorship Held: Board of Overseers, Babson College.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Family; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management, public accounting and director experience.
R. James Nicholson Birth Date: February 4, 1938 Trustee Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Family; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.
Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
Qualifications: Legal, government, business management and mutual fund director experience.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
John S. Walsh Birth Date: November 28, 1957 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
James F. Will Birth Date: October 12, 1938 Trustee Began serving: June 2006	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chancellor and President, Saint Vincent College.
Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.
Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.
Qualifications: Business management, education and director experience.
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OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 SECRETARY Began serving: May 2006	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: May 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: June 2006	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

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35

Evaluation and Approval of Advisory Contract - May 2010

Federated MDT Small Cap Growth Fund (the “Fund”)

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2010. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services (if any) received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

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The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be relevant, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar Annual Shareholder Report
37

mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant in judging the reasonableness of proposed fees. He also observed that certain funds may exhibit important differences in their objectives and management techniques when compared to other funds placed in the same peer group by ranking organizations, noting in this connection that the Fund's quantitative investment program is of such a type.

The Fund's performance fell below the median of the relevant peer group for both the one- and three-year periods covered by the report. In addition, the Board was informed by the Adviser that, for the same periods, the Fund underperformed its benchmark index for the one-year period and underperformed its benchmark index for the three-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts Annual Shareholder Report
38

(e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

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The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

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Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the “Products” section of the website, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's website at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Portfolio Holdings” link.

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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated MDT Small Cap Growth Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31421R759

37315 (9/10)

Federated is a registered mark of Federated Investors, Inc.
2010  © Federated Investors, Inc.

Item 2.                      Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Nicholas P. Constantakis, Charles F. Mansfield, Jr. and Thomas M. O’Neill.

Item 4.                      Principal Accountant Fees and Services

(a)           Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2010 - $112,500

Fiscal year ended 2009 – $205,500

(b)                      Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2010 - $280

Fiscal year ended 2009 – $0

Audit Committee Meeting.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $7,201 and $0 respectively.  Fiscal year ended 2010- Audit consents issued for N-14 merger documents.

(c)                       Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2010 - $0

Fiscal year ended 2009 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0, respectively.

(d)                      All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2010 - $0

Fiscal year ended 2009 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $13,752 and $5,470, respectively.  Fiscal year ended 2010- Service fee for analysis of potential Passive Foreign Investment Company holdings.  Fiscal year ended 2009- Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1)                      Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)
The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)
Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant  at the time of the engagement to be non-audit services; and

(3)
Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)                      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2010 – 0%

Fiscal year ended 2009 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2010 – 0%

Fiscal year ended 2009 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2010 – 0%

Fiscal year ended 2009 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
Fiscal year ended 2010 - $256,047

Fiscal year ended 2009 - $72,498

(h)                      The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.                      Audit Committee of Listed Registrants

Not Applicable

Item 6.                      Schedule of Investments

Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.                      Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.                                Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                                Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Federated MDT Series

By	/S/ Richard A. Novak_
Richard A. Novak, Principal Financial Officer
Date	September 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ J. Christopher Donahue
J. Christopher Donahue, Principal Executive Officer
Date	September 21, 2010

By	/S/ Richard A. Novak
Richard A. Novak, Principal Financial Officer
Date	September 21, 2010